UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06318

CONSULTING GROUP CAPITAL MARKETS FUNDS

(Exact name of registrant as specified in charter)

2000 Westchester Avenue

Purchase, NY 10577

(Address of principal executive offices)(Zip code)

CT Corp

155 Federal Street Suite 700

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 454-3965

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

Consulting Group

Capital Markets Funds

Annual Report

»	August 31, 2013

•	Large Capitalization Growth Investments

•	Large Capitalization Value Equity Investments

•	Small Capitalization Growth Investments

•	Small Capitalization Value Equity Investments

•	International Equity Investments

•	Emerging Markets Equity Investments

•	Core Fixed Income Investments

•	High Yield Investments

•	International Fixed Income Investments

•	Municipal Bond Investments

•	Money Market Investments

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Consulting Group

Capital Markets Funds

DEAR SHAREHOLDER,

2013 began with reasons to cheer. The end of the Presidential election and an avoidance of the “fiscal cliff,” offered some clarity and resolution to a few clouds that lingered over the financial markets in the final months of 2012. These developments, combined with accommodative monetary policies and a gradual improvement in economic indicators in the U.S. involving the housing and labor markets, provided for a degree of early optimism.

As unease lessened, investor sentiments began to improve, setting the stage for a rally in equity markets. U.S. and overseas stocks, especially in Europe and Japan, delivered remarkable gains in the annual reporting period ended August 31, 2013. Advances were spread broadly across economic sectors and equity investments in riskier small- and mid-capitalization companies typically outperformed stocks of large-cap companies. Unfortunately, emerging economies in countries such as Brazil and India faced some headwinds in the annual period. Pressures from inflation and weak export markets have proven burdensome. As a result, equity markets in these countries, in addition to other emerging market nations, struggled and generally did not fare as well as those of developed market countries.

While stocks moved higher throughout the year, bonds generally did not. A considerable bond market retreat that began in the month of May 2013, as yields abruptly moved higher (and prices lower), erased much of early returns in many fixed income segments. The fixed income market pullback affected Treasuries, corporate bonds, mortgage backed securities, municipal securities, non-U.S. sovereign debt, and emerging market debt. Domestic and overseas bond markets reacted in dramatic fashion to the introduction of the idea that the Federal Reserve could start a “tapering” of its Quantitative Easing (QE) monetary stimulus programs, perhaps earlier than what some participants had expected.

Consulting Group Capital Markets (CGCM) Funds

Large Capitalization Growth Investments advanced +18.1% in the annual reporting period ended August 31, 2013, beating the +16.4% rise in the performance of the Russell 1000® Growth Index i as well as the average +16.1% gain of mutual funds included in the Lipper Large-Cap Growth Funds Average investment category ii. Favorable contributions from successful stock picks in the Financials (insurance), Information Technology (IT services), Consumer Discretionary (hotels, restaurants, & leisure), and Consumer Staples (food & staples retailing) sectors benefited relative performance.

Large Capitalization Value Equity Investments rose +21.7% over the twelve-month performance period, as compared to the +23.1% increase of the Russell 1000® Value Index iii and the +22.1% return of the average mutual fund included in Lipper’s Large-Cap Value Funds Average investment category iv. Favorable contributions from an underweight exposure to the Utilities sector, in addition to, positive security selections in the Financials (capital markets, commercial banks) and Energy (oil gas & consumable fuels) sectors enhanced returns in the one-year period. Detracting from relative performance was the combination of sector allocations (underweight Financials, exposure to cash) and stock selections in the Information Technology (software, IT services) and Materials (chemicals) sectors. On a separate note, an investment management change affecting the fund took place in the month of April 2013. The number of existing dividend-yield oriented investment sub-advisers of the fund was reduced from two to one, NFJ Investment Group, LLC.

Small Capitalization Growth Investments posted a total return of +27.3% in the fiscal year, trailing the +28.1% gain in the Russell 2000® Growth Index v, but exceeding the average +26.3 rise in the performance of mutual funds included in the Lipper Small-Cap Growth Funds Average investment category vi. Positive security picks in the Consumer Discretionary (specialty retail), Industrials (professional services), and Materials (paper & forest products) sectors benefited relative performance results over the twelve-month period. On the other hand, sector exposures, notably an underweight allocation to Information Technology and a cash position, as well as unfavorable stock

I

selections in the Information Technology (software, semiconductors & semiconductor equipment) and Health Care (pharmaceuticals) sectors hurt relative returns.

Small Capitalization Value Equity Investments advanced on an absolute basis in the yearly reporting period, generating a +23.2% total return, but fell short of the +24.4% increase of its market index benchmark, the Russell 2000® Value Index vii and the +26.4% rise of the average mutual fund included in Lipper’s Small-Cap Value Funds Average investment category viii. In the period, sector positioning, including an overweight exposure to the Industrials and Consumer Discretionary sectors, an underweight allocation to the Financials sector, as well as, positive stock selections in the Financials (Real Estate Investment Trusts — REITs) and Health Care (health care equipment & supplies) sectors enhanced relative returns. In contrast, unsuccessful stock selections in the Information Technology (semiconductors & semiconductor equipment), Consumer Discretionary (specialty retail), Consumer Staples (household products), and Industrials (commercial services & supplies) sectors adversely affected relative performance.

International Equity Investments registered twelve-month performance of +15.5%, as compared to the +18.7% increase of the MSCI EAFE® Index (Net) ix and the +16.8% return of the average mutual fund included in Lipper’s International Large-Cap Core Funds Average investment category x. In the fiscal year, investment selections in the U.S., Germany, and China, as well as in the Information Technology (semiconductors & semiconductor equipment) sector, contributed to relative returns. In aggregate, country as well as sector allocations, combined with an exposure to cash and stock selections within individual sectors (Consumer Discretionary — automobiles) generally detracted from performance results. Respective overweight positions in Canada and selective emerging markets (Brazil) together with an underweight exposure to Japan and to the Financials sector hampered relative performance in the one-year period.

Emerging Markets Equity Investments retreated -3.5% in the fiscal reporting period, trailing the +0.5 return of the MSCI Emerging Markets Index (Net) xi and the average +1.4% performance of mutual funds included in the Lipper Emerging Markets Funds Average investment category xii. An underweight exposure to Taiwan and South Korea combined with detracting individual stock selections in the Financials (commercial banks), Consumer Discretionary (automobiles), and Consumer Staples (food & staples retailing) sectors hurt relative performance results. During the fiscal year, asset management changes were made in the line-up of investment sub-advisers of the fund. Notably, in the month of April 2013, Vontobel Asset Management, Inc. and Lazard Asset Management LLC commenced as new investment sub-advisers.

Core Fixed Income Investments experienced a decline of -1.3% in the annual fiscal reporting period, ahead of both the -2.5% return of the Barclays Capital U.S. Aggregate BondTM Index xiii and the -1.8% average return of mutual funds included in the Lipper Intermediate Investment Grade Debt Funds Average investment category xiv. Positive contributions from investment-grade and high yield sector selections countered declines from interest rate management (yield curve positioning), international bond, and individual security selections, which negatively affected relative returns in the twelve-month period.

High Yield Investments climbed +8.1% in the fiscal performance period, ahead of the +7.6% gain of the Barclays Capital U.S. High Yield Index xvi and the +7.1% rise for the average mutual fund included in Lipper’s High Yield Funds Average investment category xv. Favorable contributions from sector and bond selections, particularly in Energy and Services, were behind excess returns in the fiscal year.

International Fixed Income Investments’ twelve-month performance fell -0.8%, as compared to the +2.0% return of the Citigroup Non-USD WGBI (World Government Bond Index) (USD) Hedged and Unhedged xvii and the -3.5% loss of the average mutual fund included in Lipper’s International Income Funds Average investment category xviii. In the period, sector (investment grade, high yield, mortgage-backed securities) and individual bond selections had a positive impact on performance. In contrast, negative contributions from country exposure (in both developed and emerging markets), currency (emerging markets), and interest rate management (duration, yield curve positioning) decisions detracted from relative results.

Municipal Bond Investments generated a total return of -4.0% in the fiscal year ended August 31, 2013. Relative performance in the fiscal year trailed the -3.7% deficit of the Barclays Capital U.S. Municipal Bond Index xix, but exceeded the -4.9% decrease in the return of the average fund included in Lipper’s General & Insured Municipal Debt

II

Funds Average investment category xx. Yield curve positioning and an emphasis on higher credit quality issues impacted relative returns during the year.

Additional information regarding the investment managers of the CGCM Funds and commentary specific to each individual sub-adviser is available in the Annual Report following this Shareholder Letter.

Subsequent to the end of the fiscal reporting period, investor attention turned to issues both at home and abroad, including the state of macroeconomic activity, monetary policy (timing and magnitude by which the Federal Reserve could begin to end QE), corporate earnings, geopolitical risks (Syria), and political gridlock (U.S. debt ceiling debate and potential government shutdown), to name just a few.

As market participants may already know, important considerations in the pursuit of personal investment goals involves an ability to maintain a balanced, diversified, long-term plan consistent with time horizons and risk tolerances. A reasonable commitment however does not necessarily entail an avoidance of action. A periodic review of these components may also play an integral role in helping investors stay on track. As always, we encourage you to discuss your own particular individual investment concerns and needs with your Financial Advisor.

We thank you for your continued confidence in Morgan Stanley Wealth Management and support as shareholders of the CGCM Funds.

Sincerely,

James J. Tracy

Chief Executive Officer

October 22, 2013

III

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month-end, please visit our website at https://morganstanley.com/cgcm.

Shares of the Funds are available to participants in certain investment advisory programs sponsored by Morgan Stanley, including TRAK® CGCM, Select UMA, Consulting Group Advisor and Portfolio Management. The services offered through these programs may provide investors with asset allocation recommendations, which are implemented through the Funds. Under an investment advisory program, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum shareholder fee (in addition to annual fund operating expenses) for assets invested in the Consulting Group Capital Markets Funds (“Trust”) through the TRAK® CGCM or Consulting Group Advisor investment advisory programs is 2.00% of average quarter-end net assets. The maximum shareholder fee (in addition to annual fund operating expenses) for assets invested in the Trust through the Portfolio Management or Select UMA investment advisory programs is 2.50% of average quarter-end net assets. The maximum shareholder fees vary between the investment advisory programs because of differences in the services provided through the programs and other factors. Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets. These fees may be reduced in certain circumstances.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

RISKS: Certain of the Funds may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Investments in small or medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain of the Funds may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

i	The Russell 1000® Growth Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.
ii	The Lipper Large-Cap Growth Funds Average investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.
iii	The Russell 1000® Value Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater than average value orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.
iv	The Lipper Large-Cap Value Funds Average investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.
v	The Russell 2000® Growth Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.
vi	The Lipper Small-Cap Growth Funds Average investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.
vii	The Russell 2000® Value Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with less-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.
viii	The Lipper Small-Cap Value Funds Average investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.
ix	The MSCI EAFE® Index (Net) is a composite portfolio or equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. MSCI EAFE® Index (Net) is a registered trademark of MSCI Inc.
x	The Lipper International Large-Cap Core Average investment category — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI.
xi	The MSCI Emerging Markets Index (Net) is an index comprised of thirteen emerging markets open to direct foreign participation.
xii	The Lipper Emerging Markets Funds Average investment category — Funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.
xiii	The Barclays Capital U.S. Aggregate BondTM Index is composed of the Barclays Capital Intermediate Government/Credit Bond Index and the Barclays Capital Mortgage-Backed Securities Index and includes treasury issues, agency issues, Corporate bond issues and mortgage-backed securities. Barclays Capital U.S. Aggregate Bond Index is a trademark of Barclays Capital.
xiv	The Lipper Intermediate Investment Grade Debt Funds Average investment category — Funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.
xv	The Barclays Capital U.S. High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible and have at least one year remaining to maturity as well as an outstanding par value of $100 million.
xvi	The Lipper High Current Yield Funds Average investment category — Funds that aim to provide a high level of current yield from fixed income securities, with a substantial portion in medium- or lower-grade debt issues. The funds may invest in high-yielding government bonds (typically, of developing markets or higher-yielding OECD countries), Corporate and municipal bonds, eurobonds, convertible bonds, and preferred shares.

IV

xvii	The Citigroup Non-USD WGBI (World Government Bond Index) (USD) Hedged and Unhedged are market capitalization weighted indexes that are designed to represent the hedged performance of the government bond markets in thirteen developed countries, excluding the U.S.
xviii	The Lipper International Income Funds Average investment category — Funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness.
xix	The Barclays Capital U.S. Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons.
xx	The Lipper General Municipal Debt Funds Average investment category — Funds that invest primarily in municipal debt issues in the top four credit ratings.

V

Performance of the Consulting Group Capital Markets Funds For the Year Ended August 31, 2013†*

Large Capitalization Growth Investments	18.11%
Russell 1000® Growth Index (1)	16.43

Large Capitalization Value Equity Investments	21.71
Russell 1000® Value Index (2)	23.10

Small Capitalization Growth Investments	27.31
Russell 2000® Growth Index (3)	28.14

Small Capitalization Value Equity Investments	23.18
Russell 2000® Value Index (4)	24.38

International Equity Investments	15.47
MSCI EAFE® Index (Net) (5)	18.66

Emerging Markets Equity Investments	-3.54
MSCI Emerging Markets Index (Net) (6)	0.54

Core Fixed Income Investments	-1.31
Barclays Capital U.S. Aggregate BondTM Index (7)	-2.47

High Yield Investments	8.07
Barclays Capital U.S. High Yield Index (8)	7.56

International Fixed Income Investments	-0.77
Citigroup Non-USD WGBI (USD) — Hedged (9)	2.03

Municipal Bond Investments	-4.01
Barclays Capital U.S. Municipal Bond Index (10)	-3.70

Money Market Investments**	0.00
90-day Treasury Bill Index	0.07

See pages 27 through 28 for all footnotes.

VI

Large Capitalization Growth Investments

ABOUT THE SUBADVISERS
• Delaware Investments Fund Advisers (“Delaware”)
Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, Delaware seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. Delaware will generally consider large-capitalization companies to be those that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000® Growth Index ranged from approximately $1.4 billion to approximately $442.6 billion as of August 31, 2013, Delaware will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

• Wells Capital Management, Inc. (“Wells”)
Wells employs both proprietary screens and intensive grassroots research in order to identify high-growth companies expected to outperform their peers. Their investment philosophy is firmly rooted in the belief that successful investing is the result of focusing on companies with favorable underlying fundamentals, strong growth potential and solid management teams. Security selection is based on fundamental research. This research process works to “surround” an investment by focusing on the company’s financials and verifying fundamentals with the management team, mid-level employees, customers, competitors, suppliers and/or distributors.

• Westfield Capital Management Company, L.P. (“Westfield”)
Westfield uses an active management style and favors investing in earnings stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Westfield believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research.

For the period September 1, 2012, through August 31, 2013, the Sub-advisers for CGCM Large Capitalization Growth Investments (“Fund”) were Delaware Management Company through May 1, 2013, and then, as a result of internal restructuring, Delaware Investments Fund Advisers (“Delaware”), Wells Capital Management, Inc. (“Wells”), Westfield Capital Management Company, L.P. (“Westfield”) and Frontier Capital Management Co., LLC (“Frontier”).

The portion of the Fund managed by Delaware outperformed the Fund’s market index benchmark, the Russell 1000® Growth Index, for the year ended August 31, 2013. Stock selection was a significant factor in the portfolio’s performance. Solid stock selection in the Technology sector as well as stock selection and an overweight allocation to the Financial Services sector were meaningful to returns. Performance was partially offset by an overweight and underweight allocation within the Technology and Producer Durables sectors, respectively. Regarding the portfolio holdings in the Financial sector, it is important to note that Delaware typically seeks companies that are transaction-based, as opposed to “spread lending” companies, preferring business model characteristics that include high incremental margins and the ability to self-fund their businesses. In Delaware’s view, transaction-based financials generally lack the need to access funding through the capital markets — a feature that it believes plagued many spread lenders during the financial crisis and subsequent recession.

The portion of the Fund managed by Wells underperformed the Fund’s market index benchmark, the Russell 1000® Growth Index, for the year ended August 31, 2013. The market environment of the last year was driven primarily by improving investor sentiment leading to expansion in valuation multiples. While improvement was visible within the U.S. economy, political and global economic uncertainty, particularly in emerging markets, prevented a significant acceleration of corporate earnings growth. As a result, at various points over the last 12 months there was a preference for defensive, “yield oriented” stocks over those with secular growth characteristics. Wells’ investment process focuses on high growth stocks and is generally underweight defensive, “yield oriented” exposures. Within the framework of its portfolio construction methodology, Wells added exposure to cyclically oriented companies by increasing their allocation to “Developing Situations”. As is typically the case with a fundamentally based, bottom-up manager, security selection was the primary determinant of absolute and relative returns. Positioning in more economically sensitive sectors such as Energy, Industrials, Financials and Consumer Discretionary was additive to returns. Specific strength was visible in the oil/gas/consumable fuel, road & rail and media industries. Unfortunately, this strength was overshadowed by disappointing security selection within more defensive market sectors. Positioning within the Health Care sector and specifically the pharmaceutical industry, proved to be the largest detractor to relative returns. Given its lower secular growth profile and generally high valuation levels, positioning in the Consumer Staples sector has historically been a challenge and the last 12 months were no exception as security selection within the beverage and food product industries weighed on returns.

The portion of the Fund managed by Westfield outperformed the Fund’s market index benchmark, the Russell 1000® Growth Index, for the year ended August 31,

• Frontier Capital Management Co., LLC (“Frontier”)
Frontier is a research-driven firm specializing in the management of growth-oriented U.S. equity portfolios. They believe that growth must be purchased at a reasonable price and that fundamental, bottom-up research is the cornerstone to adding value. The firm’s philosophy since its founding in 1980 is that stock prices ultimately follow earnings growth. Frontier believes that there are three key drivers of long-term, consistent performance and look for companies that possess, 1) improving business models; 2) unrecognized earnings power; and 3) attractive valuations.

2013. Portfolio investments within Health Care and Financials drove a majority of the upside during the period. Industrials and Information Technology were the only two sectors that detracted from performance. The U.S. stock market experienced a dramatic advance beginning in mid-November 2012, which continued for quite some time despite prognostications that a correction of some magnitude was inevitable. The portfolio’s investments in several sectors, most notably Health Care, Energy, Materials, and Consumer Discretionary, aided relative returns during this period. However, the advance was halted in late-May after Federal Reserve Bank Chairman Ben Bernanke noted that the Federal Reserve could taper asset purchases associated with quantitative easing. The portfolio outperformed in the period of market weakness following the tapering remarks. More recently, uncertainty about the outcome of the fiscal debates in Washington, the impending shift in monetary policy, and the deepening crisis in Syria drove a selloff in August. Growing concerns about extended valuations and the sustainability of earnings growth also weighed on stocks. Relative gains among the portfolio’s Energy and Telecommunication Services investments offset moderate weakness in Information Technology and Financials. Westfield believes the current economic environment is favorable for equity investors. Recent unemployment and manufacturing data suggest that the U.S. economy continues to improve. Westfield has also been encouraged by signs of stabilization in China and a modest rebound in the Eurozone. While political and fiscal uncertainty will most likely widen the equity market’s gyration, Westfield remains constructive on U.S. equities, focusing, in particular, on identifying those investment candidates that it believes offer above-average earnings growth potential while trading at attractive valuations.

The portion of the Fund managed by Frontier with an emphasis on midcap growth stocks, underperformed for the year ended August 31, 2013. Frontier’s relative performance was hindered primarily by the Consumer Discretionary and Energy sectors. Within consumer investments, stores that focus on frugality and the low end consumer experienced difficult same store comparisons and underperformed. Within energy, the portfolio suffered a short term setback when a Papua New Guinea exploration and production company extended the timeframe in monetizing some of their production assets. Frontier still believes a deal will occur and, as of the date of this report, remained invested in the name. Areas of strength in the portfolio resided in the Health Care, Producer Durables and Financial Services sectors. The best performing stock was an aerospace security which continues to benefit from its proprietary technology and products that serve the aerospace market. Looking forward with an improving housing market and auto industry, as well as an anticipated domestic renaissance in manufacturing, the U.S. economy is showing signs of broad strength. With the headwinds from anemic growth in international economies, more fiscal restraint and the eventual tapering of the Federal Reserve bond purchases, Frontier envisions a period of low absolute growth. With this backdrop, Frontier continues to focus on those companies that have proprietary technology and services that will grow at above average rates and trade at reasonable valuations.

The following graph depicts the performance of Large Capitalization Growth Investments vs. the Russell 1000® Growth Index1 and the Lipper Large-Cap Growth Funds Average.11

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2013

LARGE CAPITALIZATION GROWTH INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION GROWTH INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2013†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*
Since inception (11/18/1991)	7.57%	5.87%
10 year	6.96	5.16
5 year	6.43	4.43
3 year	18.20	15.77
1 year	18.11	15.48

See pages 27 through 28 for all footnotes.

Large Capitalization Value Equity Investments

ABOUT THE SUBADVISERS
• Cambiar Investors, LLC (“Cambiar”)
Cambiar utilizes a bottom-up process that seeks to identify companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one- to two-year time frame.

• NFJ Investment Group, LLC (“NFJ”)
The NFJ investment process initially screens for positive fundamentals by applying a screen over a universe of approximately 800 stocks in order to identify companies with positive fundamental characteristics. After the screen has been applied, NFJ then conducts in-depth research and analysis by reviewing each of the remaining 150-200 possible investments for low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations. As part of the portfolio construction process, industry concentration is mitigated by avoiding overexposure to any one sector by restricting the number of stocks held within a single industry. The portfolio generally holds 40 to 50 companies. NFJ’s process involves regular portfolio and universe monitoring for buy and sell candidates. NFJ continually repeats its research process in order to identify new buy and sell candidates. The sell discipline is an important part of NFJ’s process. A stock is sold when an alternative stock with equally strong fundamentals demonstrates a substantially lower price-to-earnings ratio, and/or a substantially higher dividend yield.

• Artisan Partners Limited Partnership (“Artisan”)
The Artisan mid-cap value strategy employs a bottom-up investment process to construct a diversified portfolio of U.S. mid-cap value companies that Artisan’s mid-cap value investment team believes are undervalued, in solid financial condition and have attractive business economics. Artisan believes companies with these characteristics are less likely to experience eroding values over the long-term.

For the period September 1, 2012, through August 31, 2013, the Sub-advisers for Large Capitalization Value Equity Investments (“Fund”) were Cambiar Investors, LLC (“Cambiar”), NFJ Investment Group, LLC (“NFJ”), Artisan Partners Limited Partnership (“Artisan”) and HGK Asset Management, Inc. (“HGK”).

The portion of the Fund managed by Cambiar outperformed the Fund’s market index benchmark, the Russell 1000® Value Index, for the one-year period ended August 31, 2013. Although active management remains challenged relative to the continued strong momentum towards ETFs and passive investments, Cambiar was able to outperform primarily as a result of strong stock selection. Cambiar’s above market index benchmark return was derived via lower exposure to lagging sectors such as Utilities and Telecom, as well as strong performance within Energy and Industrials. In a reversal from last year’s more defensive posture, investors began to move out on the risk curve, bolstered by confidence in the economy, declining unemployment and a recovering residential real estate market. Higher interest rates in 2013 also led to a rotation within equities — out of safe haven sectors such as Utilities, and into more cyclically-geared sectors. Consumer Discretionary, Financials and Technology were the top performers over the trailing twelve months. Although Cambiar maintained a relative underweight to Financials, the portfolio’s higher allocation to Consumer Discretionary and Technology were value-adds for the year. Despite impressive annualized gains over the past three years, stocks have largely taken a backseat to the fixed income market, as illustrated by investor fund flows. The tide began to turn in 2013, as bond markets sank in response to rising rates.

The portion of the Fund managed by NFJ underperformed the Fund’s market index benchmark, the Russell 1000® Value Index, for the one-year period ended August 31, 2013. The 12-month reporting period was marked by monetary policy actions in the form of quantitative easing, a strong up-market for domestic equities, and artificially low interest rates explicitly tied to thresholds for unemployment and inflation. Toward the close of the period, investor concern landed on when the Federal Reserve would “taper,” or wind down, current levels of stimulus. The portfolio generated strong, absolute returns, but lagged the Russell 1000® Value Index’s impressive gain for the period. Relative underperformance was due to negative stock selection, while sector allocation contributed somewhat to returns. Selection in the Information Technology and Health Care sectors detracted from results, in part due to declining PC demand and a strengthening U.S. dollar, which negatively impacted some of the portfolio’s non-U.S. based holdings. Issue selection was strongest in the Energy and Consumer Discretionary sectors. Several holdings benefitted from access to cheap crude oil in the U.S. and Canada, as well as an uptick in the U.S. housing market. The strategy’s underweight in Utilities and overweight in Information Technology were beneficial. During the period, NFJ believes many Utilities securities became overvalued as investors piled into the sector seeking yield, while the Information Technology sector presented the team with several dividend-paying securities that traded at compelling valuations. An overweight in Materials and underweight in Financials presented a headwind. Many Materials names were down during the period on macroeconomic and global growth concerns, presenting NFJ team with attractive valuations and sizable defensible yields. The Financials sector continued to be plagued by unappealing dividends, balance sheet concerns and regulatory uncertainty.

• HGK Asset Management, Inc. (“HGK”)
HGK invests in undervalued securities through disciplined, fundamentally driven quantitative and qualitative security analysis. This analysis is coupled with a risk adverse approach to portfolio construction. HGK’s value driven domestic equity investment process has been employed in its current form since 1991. The equity team screens for disciplined companies with improving cash flows selling below their discounted present value. Rigorous qualitative fundamental analysis is applied to make the final security selection. During this analysis, the equity team focuses on undervalued companies that operate from a position of competitive advantage and whose management teams understand the principles of shareholder wealth creation.

The portion of the Fund managed by Artisan with an emphasis on midcap value stocks outperformed on a relative basis for the one-year period ended August 31, 2013. U.S. mid-cap stocks were aided by ongoing liquidity from the Federal Reserve and signs of continued mending in the U.S. economy. Employment numbers showed improvement, the housing recovery continued and inflation remained subdued. The absolute and relative performance was broad-based across the portfolio. Outperformance was driven by both positive stock selection and sector positioning with low weights in the Financials and Utilities sectors and outsized positions in the Industrials and Technology sectors proving beneficial. Stock picking was particularly strong among the Financials, Consumer and Health Care holdings. The portfolio results in the Financials sector were helped by the low exposure to Real Estate Investment Trusts (REITs), the only industry group in the sector to post a decline. Artisan has avoided property REITs for several years due to valuations. In the Consumer areas, a tax preparer and a food retailer were standout performers. In the Health Care sector, a managed care company was the portfolio’s biggest contributor to return. Though a small weighting in the portfolio, the Materials sector was one area of relative weakness. The portfolio held a single Materials stock which closed with a negative return given the weakness in the commodity.

The portion of the Fund managed by HGK outperformed the Fund’s market index benchmark, the Russell 1000® Value Index, for the fiscal year ended August 31, 2013. The fiscal year provided strongly positive equity returns as the global economy accelerated in the face of sequestration, recession in Europe, slow growth in emerging markets, instability in the Middle East and prospects for less accommodative monetary policy. In spite of these headwinds, economic data surprised to the upside. Outperformance for the fiscal year can be attributed to bottom up stock picking driving strong security selection in the Energy, Financial Services and Industrial sectors. Conversely, on a relative basis, security selection in the Technology sector was the largest detractor, as HGK’s holdings provided strongly positive returns but trailed the market index benchmark’s sector return.

The following graph depicts the performance of the Large Capitalization Value Equity Investments vs. the Russell 1000® Value Index2 and the Lipper Large-Cap Value Funds Average.12

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2013

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2013†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*
Since inception (11/18/1991)	7.65%	5.95%
10 year	6.43	4.64
5 year	5.31	3.33
3 year	16.82	14.41
1 year	21.71	19.00

See pages 27 through 28 for all footnotes.

Small Capitalization Growth Investments

ABOUT THE SUBADVISERS
• Wall Street Associates (“Wall Street”)
Wall Street follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises.

• Westfield Capital Management Company, L.P. (“Westfield”)
Westfield favors investing in earnings growth stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is Westfield’s belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

For the period September 1, 2012, through August 31, 2013, the Sub-advisers for the CGCM Small Capitalization Growth Investments (“Fund”) were Wall Street Associates (“Wall Street”), and Westfield Capital Management Company, L.P. (“Westfield”).

The portion of the Fund managed by Wall Street underperformed the Fund’s market index benchmark, the Russell 2000® Growth Index, for the year ended August 31, 2013. As the fiscal year began, the equity market was volatile as investors awaited the outcome of a very close Presidential election. The focus then quickly turned to the “fiscal cliff” negotiations in Washington and anxiety rose over whether politicians could reach a deal over anticipated tax hikes. Investors were risk-adverse during this period and high growth stocks lagged the broader market. Since that issue was resolved, the market has been resilient with the broad market producing double-digit returns thus far in 2013. The rally was initially driven by the more defensive groups (Health Care, Durables, etc.) but has since broadened out and Wall Street has seen a rotation into the higher growth segments of the market. The Producer Durables sector provided the greatest contribution to portfolio return, driven by strong stock selection. Within this sector, transportation (railroad and truckers) and back office support companies were particularly strong. Investments in the Consumer Discretionary sector added significantly to portfolio returns, particularly specialty retailers and restaurants. In the Health Care sector, medical equipment, biotechnology and pharmaceutical stocks performed well. The largest detractor from performance for the period was the Technology sector. While software stocks produced gains, semiconductor and communications companies declined. Given the challenges the Technology sector has faced, Wall Street reduced its exposure to the group early in 2013.

The portion of the Fund managed by Westfield outperformed the Fund’s market index benchmark, the Russell 2000® Growth Index, for the year ended August 31, 2013. Portfolio investments within Health Care, Materials, and Industrials drove a majority of the upside during the period. Information Technology and Financials were the only two sectors that detracted from performance. The U.S. stock market experienced a dramatic advance beginning in mid-November 2012, which continued for quite some time despite prognostications that a correction of some magnitude was inevitable. The portfolio’s investments in Energy and Industrials aided relative returns during this period. However, the advance was halted in late-May after Federal Reserve Bank Chairman Ben Bernanke noted that the Federal Reserve could taper asset purchases associated with quantitative easing. The portfolio outperformed in the period of market weakness following the tapering remarks. More recently, uncertainty about the outcome of fiscal debates in Washington, the impending shift in monetary policy, and the deepening crisis in Syria drove a selloff as the fiscal year came to a close. Growing concerns over extended valuations and the sustainability of earnings growth weighed on stocks. Westfield believes the current economic environment is favorable for equity investors. Recent unemployment and manufacturing data suggest that the U.S. economy continues to improve. Westfield has also been encouraged by signs of stabilization in China and a modest rebound in the Eurozone. While political and fiscal uncertainty will most likely widen the equity market’s gyration, Westfield remains constructive on U.S. equities, focusing, in particular, on identifying those investment candidates that offer above-average earnings growth potential while trading at attractive valuations.

The following graph depicts the performance of Small Capitalization Growth Investments vs. the Russell 2000® Growth Index3 and the Lipper Small-Cap Growth Funds Average.13

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2013

SMALL CAPITALIZATION GROWTH INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION GROWTH INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2013†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee *
Since inception (11/18/1991)	9.25%	7.53%
10 year	7.86	6.04
5 year	7.80	5.78
3 year	19.91	17.44
1 year	27.31	24.47

See pages 27 through 28 for all footnotes.

Small Capitalization Value Equity Investments

ABOUT THE SUBADVISERS
• Rutabaga Capital Management, LLC (“Rutabaga”)
Rutabaga focuses exclusively on micro- and small capitalization stocks and looks to unearth uncommon or currently out-of-favor stocks. The firm’s analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

• NFJ Investment Group, LLC (“NFJ”)
NFJ employs an active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. NFJ also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment.

• Delaware Investments Fund Advisers (“Delaware”)
Delaware will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. Delaware will consider small capitalization companies to be companies with market capitalizations not exceeding $3 billion or the highest month-end market capitalization value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for purpose of the Fund’s 80% investment policy. The size of the companies in the Index change with market conditions and the composition of the Index.

For the period September 1, 2012, through August 31, 2013, the Sub-advisers for CGCM Small Capitalization Value Equity Investments (“Fund”) were Rutabaga Capital Management LLC (“Rutabaga”), NFJ Investment Group LLC (“NFJ”), and Delaware Management Company through May 1, 2013, and then, as a result of internal restructuring, Delaware Investments Fund Advisers (“Delaware”).

The portion of the Fund managed by Rutabaga slightly outperformed the Fund’s market index benchmark, the Russell 2000® Value Index, for the year ended August 31, 2013. Sector allocation was a positive contributor to performance with an overweight in the top two performing sectors for the fiscal year, Consumer Discretionary and Producer Durables, and no holdings in the worst performing sector, Utilities. It is important to recognize, however, that Rutabaga’s sector selection is a derivative of its stock selection process — the portfolio is constructed from the bottom-up by trying to identify strong companies that are attractively valued and possess the ability to grow earnings faster than other investors are expecting. The market has been rewarding cyclical stocks in anticipation of accelerating economic growth.

The portion of the Fund managed by NFJ outperformed the Fund’s market index benchmark, the Russell 2000® Value Index, for the one-year period ended August 31, 2013. The 12-month reporting period was marked by monetary policy actions in the form of quantitative easing, a strong up-market for domestic equities, and artificially low interest rates tied to thresholds for unemployment and inflation. Toward the close of the period, investor concern landed on when the Federal Reserve would “taper,” or wind down, current levels of stimulus. The portfolio generated strong, absolute returns, and surpassed the Russell 2000® Value Index’s impressive gain for the period. Outperformance can be attributed to positive stock selection and sector allocation. Issue selection was strongest in Energy and Health Care, as the portfolio benefited from the takeout of an oil & gas refiner and favorable results from a contact lens manufacturer. Stock picks in the Consumer Discretionary and Materials sectors generated robust returns, but lagged on a relative basis compared to overall stocks in these sectors presented in the Russell 2000® Value Index. One holding in the rent-to-own industry lowered its full-year 2013 revenue and adjusted earnings guidance. The company has exhibited the ability to grow through franchising and has attractive cash margins. Several of the portfolio’s Materials names struggled as commodity prices have generally trended downward during the period. The strategy’s underweight in Financials and overweight in Industrials contributed to gains. The underweight in Financials has been a result of the hefty benchmark weight in the sector (over 37%), combined with balance sheet concerns and low yields relative to the rest of the market. Conversely, an overweight in Materials and underweight in Information Technology detracted from results. The portfolio has been overweight in the Materials sector as a consequence of finding attractive valuations and sizable defensible yields.

The portion of the Fund managed by Delaware underperformed the Fund’s market index benchmark, the Russell 2000® Value Index, for the year ended August 31, 2013. Economic growth remained modest for the fourth consecutive year with Gross Domestic Product (“GDP”) growth maintaining the 1.5% – 3.0% range while the unemployment rate gradually fell below 8.0%. The housing market was a clear positive

The following graph depicts the performance of Small Capitalization Value Equity Investments vs. the Russell 2000® Value Index4 and the Lipper Small-Cap Value Funds Average.14

for the economy as new home sales, existing home sales, and building permits all showed significant gains during the year. While corporate balance sheets remained in excellent shape, Delaware was somewhat surprised and disappointed in the lack of merger and acquisition activity in the market as well as in the portfolio during the past year. Conversely, Delaware was pleased with the level of stock repurchase activity and the increases in dividends, a strong signal that corporations are eager to return excess capital to shareholders. With interest rates remaining very low and the Federal Reserve continuing an extremely accommodative monetary policy, the equity markets enjoyed strong returns. From a performance standpoint, poor stock selection in the Technology and Consumer Services sectors were major factors in the portfolio underperformance, which offset the positive impact from underweighting utilities and Real Estate Investment Trusts (REITs). Sector allocations had an overall positive impact on performance while individual stock selection detracted from performance.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2013

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2013†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*
Since inception (11/18/1991)	10.65%	8.90%
10 year	11.68	9.81
5 year	10.65	8.57
3 year	19.49	17.03
1 year	23.18	20.44

See pages 27 through 28 for all footnotes.

International Equity Investments

ABOUT THE SUBADVISERS
• Schroder Investment Management North America, Inc. (“Schroder”)
Schroder uses a bottom-up growth oriented strategy for stock selection. Schroder employs a fundamental, research driven approach to identify quality growth companies with attractive medium-term growth and valuation, quality management and financial position, and a sustainable competitive advantage. Schroder’s concentrated, “best ideas” portfolio blends both core and opportunistic holdings.

• Philadelphia International Advisors LP (“PIA”)
PIA utilizes a fundamental bottom-up process and quantitative screening in its approach to international investing. It selects stocks to buy and sell by evaluating a company’s growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. It selects countries primarily by evaluating a country’s valuation ratios such as price-to-earnings and dividend yield, prospective economic growth, government policies and other factors.

• Thornburg Investment Management, Inc. (“Thornburg”)
Thornburg employs a bottom-up investment process that seeks to acquire promising companies with sound business fundamentals at a time when their intrinsic value is not fully recognized by the marketplace. Thornburg’s idea of value centers on its assessment of the intrinsic worth of an investment, as compared to today’s price, based on intensive fundamental research.

• Marsico Capital Management, LLC (“Marsico”)
Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals; strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates.

For the period September 1, 2012, through August 31, 2013, the Sub-advisers for CGCM International Equity Investments (“Fund”) were Schroder Investment Management North America Inc. (“Schroder”), Philadelphia International Advisors LP (“PIA”), Thornburg Investment Management, Inc. (“Thornburg”) and Marsico Capital Management, LLC (“Marsico”).

The portion of the Fund managed by Schroder underperformed the Fund’s market index benchmark, the MSCI EAFE® Index (Net), during the year ended August 31, 2013. International markets generated double-digit gains, although risk appetite was transitory given an uncertain global economic environment. Global central bank action was generally supportive, as was the increasing belief that the U.S. economic recovery is gaining traction. The possibility that the U.S. may begin tapering its asset purchasing weighed on sentiment in the latter months, especially in emerging markets. The portfolio’s performance relative to the benchmark was strongest in Information Technology, where our European and Japanese exposure performed well. Investments in Telecommunications were also a substantial source of added value. The portfolio generated strong gains in Continental Europe: the focus on core European names with a strong global footprint was beneficial. Markets continued to exhibit risk on/risk off characteristics which presented investment challenges. This was especially the case from mid-February when periods of high risk aversion hurt the portfolio’s more cyclical stocks. Stock selection in Consumer Discretionary was the most significant detractor, weighed down by exposure to autos. Schroder’s underweight to Japan hurt as it was the strongest region in the benchmark on the back of ‘Abenomics’. Stock selection there also detracted. Schroder’s long-term themes of demographics, climate change and supercycle remain intact and it continues to pursue companies which, irrespective of short-term market uncertainties, are benefiting from these global trends. With a portfolio balance between growth defensives and more cyclical industries, Schroder’s trading activity will focus on stock-specific situations where it feels there is sustainable growth, strong management, and under-valuation.

The portion of the Fund managed by PIA performed in-line with the Fund’s market index benchmark, the MSCI EAFE® Index (Net), during the year ended August 31, 2013. During the period, central banks aggressively expanded their balance sheets and global monetary stimulus was omnipresent, providing a favorable backdrop for equity markets. This, combined with a more positive economic outlook for the U.S., Japan, and Europe, helped economically sensitive sectors such as Consumer Discretionary, Financials, and Industrials outperform the overall market. Emerging markets underperformed their developed market peers as some emerging countries failed to meet their growth expectations, political uncertainties arose, and structural issues surfaced. Within the portfolio, strong security selection and an underweight to Consumer Staples aided relative returns. Positive contributions were also witnessed within the Financials, Health Care, and Industrials sectors. These results were offset by select investments in Consumer Discretionary and Telecommunications that underperformed. Geographically, the portfolio’s holdings in Continental Europe (namely Germany, France, and Switzerland) were far and away the largest positive contributor to relative returns due in large part to the portfolio’s overweight and positive stock selection within European Financials. The portfolio’s modest exposure to emerging markets weighed on returns. However, an allocation to international small cap stocks aided returns on both an absolute and relative basis as selective investments in the Industrials, Materials, and Health Care sectors performed particularly well.

The portion of the Fund managed by Thornburg underperformed the Fund’s market index benchmark, the MSCI EAFE® Index (Net), during the year ended August 31, 2013. Global markets posted solid returns for the period despite ongoing European economic sluggishness, slowing growth in China and the prospect of tighter monetary policies and political gridlock weighing on investor sentiment in the U.S. The Information Technology and Telecommunication Services sectors were contributors to performance on a relative basis. Stock selection in the Consumer Discretionary, Financials, Health Care, and Materials sectors were the main drag on portfolio performance during the period. Increased evidence of monetary “tapering” from the U.S. Federal Reserve had a significant adverse impact on emerging market asset prices during the period, and most securities with significant exposure in these regions were adversely affected. As a result, the portfolio’s exposure to emerging markets detracted from relative performance. In addition, an unfavorable underweight allocation to Japan and overweight position in Canada detracted from relative performance. During the period, new policies initiated by Japan’s government began to show early signs of impacting the real economy. In the U.S. housing strength and auto sales are driving sentiment in an increasingly positive trajectory.

The portion of the Fund managed by Marsico performed in-line with the Fund’s market index benchmark, the MSCI EAFE® Index (Net), during the year ended August 31, 2013. The reporting period was marked by an unusual dichotomy between accelerating growth in the developed markets, led by the U.S. and Japan, and slowing growth in many emerging markets. The portfolio’s sector allocations and currency effect were positive contributors. In particular, an underweight to the weak-performing Materials, Energy and Utilities sectors helped the portfolio’s results. Additionally, the portfolio’s overweight position in the Consumer Discretionary sector, the strongest-performing sector in the benchmark, provided a strong boost to performance. Although active currency management is not a central facet of Marsico’s investment process, currency fluctuations may at times affect the portfolio’s performance. The portfolio did well by having exposure to several securities denominated in the U.S. dollar, which strengthened during the period, and by having less exposure to securities denominated in the weaker Japanese yen than its benchmark index. Stock selection in the portfolio was a negative detractor from overall performance. While the portfolio’s holdings in the Financials, Information Technology and Health Care sectors posted strong results, in aggregate, they underperformed respective sector returns in the MSCI EAFE® Index (Net). In particular, several individual stocks in the real estate and software & services industries were negatively impacted by the economic slowdown in China and Brazil. Stock selection in the Consumer Discretionary and Consumer Staples sectors further detracted from portfolio performance.

The following graph depicts the performance of International Equity Investments vs. the MSCI EAFE® Index (Net)5 and the Lipper International Large-Cap Core Funds Average.15

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2013

INTERNATIONAL EQUITY INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the MSCI EAFE® Index (Net)

and the Lipper International Large-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2013†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*
Since inception (11/18/1991)	5.54%	3.87%
10 year	6.93	5.13
5 year	2.03	0.12
3 year	8.26	6.02
1 year	15.47	12.89

See pages 27 through 28 for all footnotes.

Emerging Markets Equity Investments

ABOUT THE SUB ADVISERS

• Vontobel Asset Management, Inc. (“Vontobel”)

Vontobel, is a global investment management firm dedicated exclusively to managing long-only global equity portfolios. Vontobel’s investment philosophy is based on the conviction that long-term, stable and superior earnings growth drives long-term investment returns and risk-adjusted outperformance. Vontobel practices a fundamental bottom-up approach that integrates elements of growth investing (growth and stability of earnings) with a strict valuation discipline in a longer term context.

• Lazard Asset Management, LLC (“Lazard”)

Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 235 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage.

For the period September 1, 2012, through August 31, 2013, the Sub-advisers for the CGCM Emerging Markets Equity Investments (“Fund”) were Vontobel Asset Management, Inc. (“Vontobel”) and Lazard Asset Management LLC (“Lazard”). Lazard manages two strategies for the Fund, an emerging markets equity value strategy (Lazard Value Strategy”) and a developing markets equity strategy (“Lazard Growth Strategy”) which began on April 25, 2013. Vontobel also began managing assets of the Fund on April 25, 2013.

The portion of the Fund managed by Vontobel underperformed the Fund’s market index benchmark, the MSCI Emerging Markets Index (Net), in the period beginning April 25, 2013 (the strategy inception date) through August 31, 2013. Both overall stock selection and sector allocation detracted from results. On a sector level, the Utilities sector was the only positive contributor to relative performance, supported by Vontobel’s selection of names within the sector. The leading detractors from performance were the Financials and Consumer Staples sectors. Overweight exposures, as well as stock selection, in both sectors had a negative effect during the period.

The Lazard Value Strategy outperformed the Fund’s market index benchmark for the year ended August 31, 2013. Over the 12-month period ended August 31, 2013, the MSCI Emerging Markets Index (Net), increased by approximately 0.5% in U.S. dollar terms. This result, however, masks the volatility in performance over the period. The index significantly rose by early January only to retrace that gain by late June. A small recovery in July and August put the index almost exactly back where it had started. Overall, Asian markets performed very well. In contrast, Latin American markets markedly weakened, mainly due to languishing commodity prices. Shares across eastern Europe, the Middle East, and Africa produced mixed results. The portfolio outperformed in the Telecom Services and Information Technology sectors due to strong stock selection. In contrast, the portfolio was hurt by stock selection in the Consumer Discretionary and Financials Sectors. From a regional perspective, the portfolio benefited from strong stock selection in Brazil and Russia, while an overweight position and weak stock selection in Turkey and South Africa hurt performance during the period.

The Lazard Growth Strategy underperformed the Fund’s market index benchmark, the MSCI Emerging Markets Index (Net), in the period beginning April 25, 2013 (the strategy inception date) through August 31, 2013. The portfolio benefited from strong stock selection in the Materials, Energy, and Information Technology sectors while stock selection in the Financials and Telecom Services sectors hurt performance. An underweight exposure to the Consumer Staples and Materials sectors as well as an overweight exposure to the Consumer Discretionary sector added value during the period. However, an underweight exposure to the Telecom Services sector hurt performance. From a regional perspective, strong stock selection in Russia helped performance while stock selection in India, China, and Taiwan detracted value. An underweight exposure to Thailand and Chile as well as an overweight exposure to Russia added value. In contrast, an underweight exposure to South Korea and Taiwan and an overweight exposure to Turkey and India hurt performance during the period.

The following graph depicts the performance of Emerging Markets Equity Investments vs. the MSCI Emerging Markets Index (Net)6 and the Lipper Emerging Markets Funds Average.16

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2013

EMERGING MARKETS EQUITY INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the MSCI Emerging Markets Index (Net)
and the Lipper Emerging Markets Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2013†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*
Since inception (4/20/1994)	4.78%	3.12%
10 year	10.32	8.46
5 year	(0.07)	(1.95)
3 year	(0.68)	(2.72)
1 year	(3.54)	(5.69)

See pages 27 through 28 for all footnotes.

Core Fixed Income Investments

ABOUT THE SUBADVISERS
• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within Investment grade fixed income sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities.

• Pacific Investment Management Company, LLC (“PIMCO”)
PIMCO employs “top-down” and “bottom-up” investment techniques. It implements the following “top-down” strategies: duration and volatility analysis, sector evaluation and yield curve shape analysis. PIMCO also employs the following “bottom-up” strategies: credit analysis, quantitative research, issue selection and cost-effective trading.

• Western Asset Management Company (“Western”)
Western emphasizes three key strategies to enhance total return: (i) adjusting the allocation among the key sectors of the fixed-income market depending on its forecast of relative values; (ii) tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates; and (iii) purchasing undervalued securities in each of the key sectors of the bond market while keeping overall quality high.

• Metropolitan West Asset Management, LLC (“MetWest”)
MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including: (i) duration management; (ii) yield curve positioning; (iii) sector allocation; (iv) security selection; and (v) opportunistic execution. Predicated on a long-term economic outlook, MetWest employs a value-oriented approach to managing fixed income that recognizes the periodic inefficient nature of over-the-counter markets and the mean-reverting characteristics of the investable universe.

For the period September 1, 2012, through August 31, 2013, the Sub-advisers for CGCM Core Fixed Income Investments (“Fund”) were BlackRock Financial Management Inc. (“BlackRock”), Pacific Investment Management Company LLC (“PIMCO”), Western Asset Management Company (“Western”) and Metropolitan West Asset Management LLC (“MetWest”).

The portion of the Fund managed by BlackRock outperformed the Fund’s market index benchmark, the Barclays Capital U.S. Aggregate BondTM Index, for the year ended August 31, 2013. During the fiscal year, BlackRock utilized interest rates, corporate credit and mortgage backed securities as the primary ways to express risk-on and risk-off views. Outperformance in BlackRock’s portfolio resulted from bottom-up security selection and macro views on the direction of interest rates. The largest contributor to performance was security selection within the Corporate Bond sector. BlackRock’s bias to own high beta credit was beneficial during the largely risk-on environment over the past year. Additionally contributing to returns was the portfolio’s duration positioning. Throughout much of the fiscal year, BlackRock believed rates were poised to rise and subsequently took tactical short duration positions. While these positions occasionally detracted from performance, notably in the February through March period, they served as a major driver of returns in the latter half of the year as Treasury yields sharply rose due to anticipation by investors that the Federal Reserve would begin to taper its asset purchase program. Throughout most of the year, BlackRock maintained an underweight to the corporate bond sector which detracted from overall performance as corporate bonds were the best performing sector in the index on a duration adjusted basis.

The portion of the Fund managed by PIMCO outperformed the Fund’s market index benchmark, the Barclays Capital U.S. Aggregate BondTM Index, for the year ended August 31, 2013. An underweight to U.S. duration was positive for performance as rates rose during the period; however, this was more than offset by yield curve positioning with a focus on intermediate maturities which underperformed both longer and shorter dated maturities. Additionally, exposure to Brazilian local rates was negative for performance as Brazilian rates rose sharply over the period. An underweight to investment grade credit detracted from returns, as the sector outperformed Treasury securities of similar duration; however, this effect was more than offset by a focus on the bonds of financial companies which outperformed the broader investment grade corporate sector. Less exposure to Agency mortgage-backed securities (“MBS”) was positive for performance as the sector underperformed like-duration Treasuries during the year. Additionally, allocations to select non-agency mortgages and emerging market external debt also added to returns amid strong demand by investors seeking higher yields in the earlier part of the period.

The portion of the Fund managed by Western outperformed the Fund’s market index benchmark, the Barclays Capital U.S. Aggregate BondTM Index, for the year ended August 31, 2013. Western proactively managed the Fund’s portfolio using its fundamental, value-oriented investment philosophy. The portfolio’s exposure to non-agency MBS significantly contributed to returns over the twelve months as coupon payments and principal pay downs remained steady and as continued improvement in the housing market helped bolster prices. Western’s strategic, yet largely neutral, exposure to agency mortgage-backed securities added to performance primarily on both advantageous issuer and coupon selection. The high yield and investment grade credit sectors were also meaningful contributors to performance as Western added to exposure when spreads became more attractive in mid 2012. Similarly, Western reduced its exposure to non-agency MBS but added back on the margin as prices became attractive. During the reporting period, Western utilized U.S. Treasury futures and options as well as Eurodollar futures to manage the portfolio’s duration and to maintain a particular exposure to the yield curve. Similarly, Western employed Euro-Boble futures to manage exposure to the German yield curve. Over the period, Western maintained a tactical, largely underweight duration position, and employed a yield curve flattening strategy. While the tactical duration positioning added to performance, the curve flattening strategy detracted as the curve did not meaningfully flatten over the year.

The portion of the Fund managed by MetWest outperformed the Fund’s market index benchmark, the Barclays Capital U.S. Aggregate BondTM Index, for the year ended August 31, 2013. Outperformance in the portfolio was driven by bottom-up strategies of sector allocation and security selection. The portfolio remained underweight to U.S. Treasury securities throughout the year, in favor of spread sectors within the fixed income market, which benefitted performance as all non-government sectors, with the exception of agency MBS, outperformed U.S. Treasuries on a duration-adjusted basis. Most significant to outperformance was the allocation to non-agency residential mortgage-backed securities (“RMBS”). Non-agency RMBS was among the best performing sectors as home prices rose more than 12% year-over-year through August 2013, and loan fundamentals continued to improve. These factors, combined with a shrinking market size and little new issuance, resulted in solid investor sponsorship. Among corporates, financials remained an emphasis as strong fundamentals (capital structure deleveraging) and technicals (limited new issuance) led to significant outperformance of the index, with spreads narrowing more than 60 basis points and an excess return of more than 500 bps versus U.S. Treasuries on a duration-adjusted basis. In addition, the duration of the portfolio was maintained at approximately 1-year short of the Barclays Capital U.S. Aggregate BondTM Index throughout the period, which significantly boosted returns as U.S. Treasury rates rose.

The following graph depicts the performance of Core Fixed Income Investments vs. the Barclays Capital U.S. Aggregate BondTM Index7 and the Lipper Intermediate Investment Grade Debt Funds Average.17

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2013

CORE FIXED INCOME INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Barclays Capital U.S. Aggregate BondTM Index and the Lipper Intermediate Investment Grade Debt Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2013†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*
Since inception (11/18/1991)	5.83%	4.16%
10 year	5.29	3.53
5 year	6.50	4.51
3 year	3.33	1.21
1 year	(1.31)	(3.50)

See pages 27 through 28 for all footnotes.

High Yield Investments

ABOUT THE SUBADVISERS
• PENN Capital Management Co., Inc. (“PENN Capital”)
PENN Capital’s initial universe is well-defined and includes all domestic, corporate cash paying dollar denominated bond issues that have spread-to-treasury and yield characteristics that are consistent with or wider than the single-B credit tier. PENN Capital’s investment team determines sectors/industries that may offer relative value based on its macro-economic outlook. The team will review and evaluate the economic cycle, business environment, industry/sector analysis and interest rates. PENN Capital then scans this group for companies with spreads to treasury that are wider than comparable companies, industry averages and historical averages. The team analyzes the liquidity outlook of the company through qualitative research, including bank loan facility analysis, covenant review analysis and asset value analysis. After the high yield bond universe has been narrowed and potential relative value is identified, the team performs its qualitative research to confirm or justify the credit’s value. The team determines whether or not the credit is suitable for the portfolio given its impact on PENN Capital’s current industry weightings and the diversification it brings to the basket of credits currently held within an industry.

• Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

For the period September 1, 2012, through August 31, 2013, the Sub-advisers for CGCM High Yield Investments (“Fund”) were PENN Capital Management Co., Inc. (“PENN Capital”) and Western Asset Management. Company (“Western”).

The portion of the Fund managed by PENN Capital outperformed the Fund’s market index benchmark, the Barclays Capital U.S. High Yield Index, for the year ended August 31, 2013. The outperformance was driven primarily by its overweight to Triple-C credits and bias toward shorter duration. Several factors drove performance in the high yield market, namely continued accommodative Fed policy that kept interest rates low and created the demand for “riskier” assets. An overweight in Media and Broadcasting helped performance, whereas an overweight in Metals and Mining detracted from performance due to the price of coal and industry legislation. The active primary calendar also aided performance, as credit tapped capital markets to tender or call existing bonds. Another notable contributor was the portfolio’s exposure to several private equity-backed credits that successfully completed IPOs over the last 12 months. High yield remains relatively appealing because of the current slow-growth and yield-starved economic environment, low default rates and new issuance at record levels, with many companies using proceeds for credit-enhancing events.

The portion of the Fund managed by Western outperformed the Fund’s market index benchmark, the Barclays Capital U.S. High Yield Index, for the year ended August 31, 2013. The largest contributor to alpha for the period was specific issuer selection. In particular, the portfolio benefitted from overweights to a real estate brokerage firm, a bank holding company and an Italian wireless provider. Not all positions added though, including a focus on a text book publisher. However, when the company posted first quarter 2013 fundamental results that the market interpreted as “improving”, Western used the resulting strength to exit the position. Also adding to relative returns was the strategy’s concentration on lower quality CCC rated bonds. Western maintained an overweight to this segment of the market given strong fundamentals and muted default expectations. This was a positive as CCC rated bonds gained 13.59% versus a gain of only 4.88% for BBs. Returns were not significantly affected by sector positioning. Overweights to the outperforming Basic Industry and Consumer Cyclical sectors added to performance for the period. Offsetting these gains however were underweights to the Financial and Technology sectors, two of the best performing sectors for the year.

The following graph depicts the performance of High Yield Investments vs. the Barclays Capital U.S. High Yield Index8 and the Lipper High Current Yield Bond Funds Average.18

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2013

HIGH YIELD INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Barclays Capital U.S. High Yield Index and the Lipper High Yield Bond Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2013†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*
Since inception (7/31/1998)	4.83%	3.13%
10 year	7.86	6.06
5 year	10.15	8.10
3 year	9.53	7.29
1 year	8.07	5.68

See pages 27 through 28 for all footnotes.

International Fixed Income Investments

ABOUT THE SUBADVISER
• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO’s total return approach focuses on both capital appreciation and income while managing overall risk. PIMCO employs a core philosophy toward managing global bonds focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.

For the period September 1, 2012, through August 31, 2013, the Sub-adviser for CGCM International Fixed Income Investments (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”). PIMCO manages a developed market debt strategy (“PIMCO DM Strategy”) and an emerging market debt strategy (“PIMCO EMD Strategy”) for the Fund.

The PIMCO DM Strategy underperformed its benchmark, Citigroup Non-USD WGBI (USD) Hedged, for the year ended August 31, 2013. U.S. duration positioning during the period was negative for performance as U.S. rates rose substantially following the global sell-off of fixed income in May and June 2013. The portfolio’s positioning to duration in non-U.S. developed countries detracted from performance; specifically, an underweight to Italian and Spanish duration detracted as rates in these markets rallied during the year. Greater exposure to U.K. duration also hurt performance as rates in the U.K. followed U.S. rates higher. Additionally, less exposure to Japanese rates detracted from returns as rates fell amid the Bank of Japan’s aggressive fiscal and monetary policy implementation. Security selection within agency mortgage-backed securities (“MBS”) benefitted performance as the selected securities posted positive returns. Out-of-benchmark exposures to investment grade and high yield credit benefited performance as these securities outperformed government bonds. Modest allocations to non-agency and commercial MBS also contributed to returns as investors sought high quality sources of income. Lastly, tactical positioning within non-U.S. developed currencies was positive for performance.

The PIMCO EMD Strategy also underperformed in the twelve-month period ended August 31, 2013. The portfolio’s overweight to Latin American duration, especially Brazilian rates, detracted from performance as the Brazilian Central Bank increased rates primarily in an attempt to control inflation during the period. Exposure to Spanish duration was positive for performance as Spanish rates fell over the year. Tactical positioning to Indonesian duration also detracted from returns as the Central Bank hiked rates during the period. Less exposure to the Hungarian forint detracted from returns as the forint outperformed as foreign holders did not participate in the broad emerging markets sell-off.

The following graph depicts the performance of International Fixed Income Investments vs. the Citigroup Non-USD WGBI (USD) — Hedged,9 the Citigroup Non-USD WGBI (USD)–Unhedged9 and Lipper International Income Funds Average.19

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2013
INTERNATIONAL FIXED INCOME INVESTMENTS

Comparison of $10,000 and (Hedge and C.P. group) Investment in the Portfolio with the Citigroup

Non-USD WGBI (USD) - Hedged, Citigroup Non-USD WGBI (USD) - Unhedged

and the Lipper International Income Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2013†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*
Since inception (11/18/1991)	6.11%	4.44%
10 year	5.51	3.74
5 year	5.88	3.90
3 year	2.59	0.48
1 year	(0.77)	(2.98)

See pages 27 through 28 for all footnotes.

Municipal Bond Investments

ABOUT THE SUBADVISER
• McDonnell Investment Management, LLC (“McDonnell”)
McDonnell employs a value-added approach to active municipal bond management utilizing a team oriented philosophy. This approach attempts to maximize after-tax total returns while reducing the volatility in relative rates of return. By limiting dependence on market timing and tightly controlling duration, McDonnell reduces the portfolio’s exposure to interest rate risk relative to the benchmark. McDonnell utilizes extensive internal research to identify relative value opportunities among sectors and securities and to control credit risk. Additionally, McDonnell seeks to exploit yield curve anomalies through quantitative analysis of historical spreads and future expectations.

For the period September 1, 2012, through August 31, 2013, the Sub-adviser for CGCM Municipal Bond Investments (“Fund”) was McDonnell Investment Management, LLC (“McDonnell”).

The Fund managed by McDonnell underperformed the Fund’s market index benchmark, the Barclays Capital U.S. Municipal Bond Index, for the year ended August 31, 2013. The domestic bond market weakened and yield curves steepened modestly early in the year as investors pivoted into ‘risk-on’ mode at the expense of Treasuries and other high-quality fixed income markets. Upward rate movement was temporarily curtailed however, when the banking crisis flared in Cyprus reminding investors that the road to lasting stability in the Eurozone remained a long-term policy objective as opposed to an accomplished event for the foreseeable future. However, starting in the second quarter, bond markets began a significant correction on the heels of an improving labor market and revised expectations about the likely path of future short-term interest rates. Chairman Bernanke indicated that the Fed would consider reducing the pace of its Large Scale Asset Purchase Program (popularly referred to as QE3) later this year if the labor market continued to show signs of improvement. The change in tone prompted many investors to race for the exits before the Fed began to scale back its purchases.

The municipal market sold off sharply and the yield curve steepened during the year. A strongly rallying equity market seemed to lure buying interest away from municipals despite the newly instituted rise in marginal income tax rates as well as the new Medicare tax affecting taxable investment income for higher income investors. Mutual funds experienced significant redemption activity in a reversal of the strong inflows experienced throughout 2012. Municipals were mixed relative to Treasuries but the longer-end of the market underperformed sharply where mutual fund selling was most evident. Municipal new issue volume was down significantly compared to last year’s pace due in part to declining refunding volume precipitated by rising rates. But dwindling volume was not sufficient to buffer the market from the investor U-turn on the demand side resulting in valuation ratios in excess of 100% of Treasuries across most of the yield curve throughout the year.

Furthermore, Detroit fiscal woes dominated headlines and overshadowed broadly improving credit conditions for most state and local issuers. Credit fundamentals across the municipal market continued to improve as the economic recovery entered its 5th year. Stability and modest improvement in housing has helped property tax receipts at the local level begin to recover. However, credit surveillance remains vital as weaker issuer’s benefited from continued credit spread tightening during the first half of the year.

The following graph depicts the performance of Municipal Bond Investments vs. the Barclays Capital U.S. Municipal Bond Index10 and the Lipper General & Insured Municipal Debt Funds Average.20

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2013

MUNICIPAL BOND INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Barclays Capital U.S. Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2013†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*
Since inception (11/18/1991)	4.86%	3.21%
10 year	3.86	2.12
5 year	3.98	2.04
3 year	1.54	(0.55)
1 year	(4.01)	(6.14)

See pages 27 through 28 for all footnotes.

Money Market Investments

ABOUT THE SUBADVISER
• The Dreyfus Corporation (“Dreyfus”)
Dreyfus’ approach to managing money market funds is to seek current yields consistent with the preservation of principal and the maintenance of liquidity. Dreyfus invests in a diversified portfolio of high quality, short-term debt securities with maturities of 397 days or less. The Fund is positioned based on Dreyfus’ view of the economy, yield curve analysis, anticipated changes in monetary policy and the future path of interest rates.

For the period September 1, 2012, through August 31, 2013, the Sub-adviser for CGCM Money Market Investments (“Fund”) was The Dreyfus Corporation (“Dreyfus”).

The Fund managed by Dreyfus maintained its goal of maximum current income consistent with the maintenance of liquidity and preservation of capital. The Fund is structured with a diversified mix of short-term fixed income instruments issued by high quality borrowers. Most indicators suggest that the U.S. economy continued to expand for this reporting period. Consumer and business spending have remained positive and the Housing sector continues to recover from the sharp correction seen following the financial crisis. The Federal Reserve is beginning the process of preparing the markets for the eventual wind-down of the extraordinary steps they have taken since 2008. That process is dependent on how the economy performs in the face of various headwinds. The continuing uncertainty over tax, budget and regulatory policies in Washington, as well as a possible slowdown in Asia and Europe, makes economic forecasting even more uncertain than usual. In this environment, Dreyfus intends to follow its long-held conservative credit philosophy while seeking to maintain appropriate levels of liquidity.

MONEY MARKET INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2013†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*
Since inception (11/18/1991)	2.85%	1.22%
10 year	1.59	(0.13)
5 year	0.27	(1.61)
3 year	0.01	(2.05)
1 year	0.00	(2.22)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund.

See pages 27 through 28 for all footnotes.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at https://www.morganstanley.com/cgcm.

*	The Funds are available only to investors participating in Morgan Stanley approved advisory programs. These programs charge an annual fee, which may be up to 2.50%, depending on the particular program in which you invest.

**	Consulting Group Advisory Services, LLC (“CGAS”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), voluntarily waived and/or reimbursed certain fees or expense to maintain a positive net yield.

1.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

2.	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

3.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

5.	The MSCI EAFE® Index (Net) is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

6.	The MSCI Emerging Markets Index (Net) is an index comprised of twenty-one emerging markets open to direct foreign participation. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

7.	The Barclays Capital U.S. Aggregate BondTM Index is composed of the Barclays Capital Intermediate Government/Credit Bond Index and the Barclays Capital Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

8.	The Barclays Capital U.S. High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar denominated, non-convertible, and have at least one year remaining to maturity as well as an outstanding par value of $100 million. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

9.	The Citigroup Non-USD World Government Bond Index Hedged and Unhedged are each subsets of the Citigroup World Bond Index, which excludes Corporate bonds denominated in US dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish and Swedish currencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

10.	The Barclays Capital U.S. Municipal Bond Index is a weighted composite that is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

11.	The Lipper Large-Cap Growth Funds Average is comprised of the Fund’s peer group of mutual funds investing in growth oriented funds. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.

12.	The Lipper Large-Cap Value Funds Average is comprised of the Fund’s peer group of mutual funds investing in value oriented funds. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.

13.	The Lipper Small-Cap Growth Funds Average is comprised of the Fund’s peer group of mutual funds which limit their investments to small cap growth companies. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.

14.	The Lipper Small-Cap Value Funds Average is comprised of the Fund’s peer group of mutual funds which limit their investments to small cap value companies. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.

15.	The Lipper International Large-Cap Core Funds Average includes the 30 largest large-cap core funds tracked by Lipper Inc. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.

16.	The Lipper Emerging Markets Funds Average is an equally weighted average of the funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.

17.	Lipper Intermediate Investment Grade Debt Funds Average is an average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.

18.	Lipper High Current Yield Bond Average, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.

19.	The Lipper International Income Funds Average is an equally weighted average of the funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, excluding the United States. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.

20.	The Lipper General & Insured Municipal Debt Funds Average is an average of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. The total return of the Lipper Average does not include the effect of sales charges. Please note that an investor cannot invest directly in an index.

Fund Expenses

Example

As a shareholder of a Fund, you may incur two types of costs: (1) annual advisory program fees, which may be up to 2.50% depending on the particular program through which you invest; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2013 and held for the six months ended August 31, 2013.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Fund	Total Return Without Annual Advisory Program Fees(2)		Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Large Capitalization Growth Investments	9.17%		$1,000.00	$1,091.70	0.69%	$3.64
Large Capitalization Value Equity Investments	9.87%		1,000.00	1,098.70	0.70%	3.70
Small Capitalization Growth Investments	15.64%		1,000.00	1,156.40	0.96%	5.22
Small Capitalization Value Equity Investments	6.25%		1,000.00	1,062.50	1.00%	5.20
International Equity Investments	2.54%		1,000.00	1,025.40	0.84%	4.29
Emerging Markets Equity Investments	-14.13%		1,000.00	858.70	1.04%	4.87
Core Fixed Income Investments	-3.09%		1,000.00	969.10	0.52%	2.58
High Yield Investments	1.15%		1,000.00	1,011.50	0.93%	4.72
International Fixed Income Investments	-3.37%		1,000.00	966.30	0.73%	3.62
Municipal Bond Investments	-5.57%		1,000.00	944.30	0.60%	2.94
Money Market Investments	0.00	%(5)	1,000.00	1,000.00	0.14%	0.71

(1)	For the six months ended August 31, 2013.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which may be up to 2.50% depending on the particular program through which you invest. Total return is not annualized as it may not be representative of the total return for the year. Performance figure may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from expense ratios in the Financial Highlights.
(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(5)	CGAS, a business of MSSBH, voluntarily waived and/or reimbursed certain fees or expense to maintain a positive net yield.

Fund Expenses

(continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expense Paid During the Period(3)
Large Capitalization Growth Investments	5.00%	$1,000.00	$1,025.17	0.69%	$3.52
Large Capitalization Value Equity Investments	5.00%	1,000.00	1,025.17	0.70%	3.57
Small Capitalization Growth Investments	5.00%	1,000.00	1,025.16	0.96%	4.90
Small Capitalization Value Equity Investments	5.00%	1,000.00	1,025.16	1.00%	5.10
International Equity Investments	5.00%	1,000.00	1,025.16	0.84%	4.29
Emerging Markets Equity Investments	5.00%	1,000.00	1,025.15	1.04%	5.31
Core Fixed Income Investments	5.00%	1,000.00	1,025.18	0.52%	2.65
High Yield Investments	5.00%	1,000.00	1,025.16	0.93%	4.75
International Fixed Income Investments	5.00%	1,000.00	1,025.17	0.73%	3.73
Municipal Bond Investments	5.00%	1,000.00	1,025.18	0.60%	3.06
Money Market Investments	5.00%	1,000.00	1,025.20	0.14%	0.71

(1)	For the six months ended August 31, 2013.
(2)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from the expense ratios in the Financial Highlights.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Schedules of Investments

August 31, 2013

Large Capitalization Growth Investments

Shares	Security	Value
COMMON STOCKS — 98.8%
CONSUMER DISCRETIONARY — 19.2%
Auto Components — 1.2%
65,700	BorgWarner Inc.	$6,345,306
181,132	Delphi Automotive PLC	9,965,883
34,500	TRW Automotive Holdings Corp.*	2,382,915

	Total Auto Components	18,694,104

Automobiles — 0.2%
50,900	Harley-Davidson Inc.	3,052,982

Distributors — 0.2%
99,000	LKQ Corp.*	2,894,760

Hotels, Restaurants & Leisure — 1.9%
2,430	Chipotle Mexican Grill Inc., Class A Shares*	991,853
28,300	Dunkin’ Brands Group Inc.	1,219,447
90,630	Las Vegas Sands Corp.	5,107,001
286,801	Starbucks Corp.	20,225,206
24,700	Starwood Hotels & Resorts Worldwide Inc.	1,579,318
20,600	Wyndham Worldwide Corp.	1,222,816

	Total Hotels, Restaurants & Leisure	30,345,641

Household Durables — 0.4%
174,060	Lennar Corp., Class A Shares(a)	5,536,849

Internet & Catalog Retail — 4.7%
80,340	Amazon.com Inc.*	22,573,933
879,875	Liberty Interactive Corp., Class A Shares*	19,867,578
33,415	priceline.com Inc.*	31,360,980

	Total Internet & Catalog Retail	73,802,491

Media — 4.8%
238,940	Comcast Corp., Class A Shares	10,056,985
143,814	Discovery Communications Inc., Class A Shares*	11,147,023
72,400	Imax Corp.(a)*	1,986,656
145,750	Liberty Global PLC*	10,716,998
3,181,200	Sirius XM Radio Inc.	11,388,696
274,790	Viacom Inc., Class B Shares	21,862,291
161,480	Walt Disney Co. (The)	9,822,828

	Total Media	76,981,477

Specialty Retail — 4.6%
17,900	Bed Bath & Beyond Inc.*	1,319,946
192,600	Best Buy Co., Inc.	6,933,600
32,000	CarMax Inc.*	1,521,920
21,600	Dick’s Sporting Goods Inc.	1,002,456
51,100	GNC Holdings Inc., Class A Shares	2,599,457
305,590	Home Depot Inc. (The)	22,763,399
279,375	L Brands Inc.	16,024,950
21,100	O’Reilly Automotive Inc.*	2,589,181
222,600	Sally Beauty Holdings Inc.*	5,816,538
15,100	Tiffany & Co.	1,164,361
177,200	TJX Cos., Inc.	9,341,984
22,900	Urban Outfitters Inc.*	960,197

	Total Specialty Retail	72,037,989

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value
CONSUMER DISCRETIONARY — 19.2% — (continued)
Textiles, Apparel & Luxury Goods — 1.2%
246,012	NIKE Inc., Class B Shares	$15,454,474
14,900	PVH Corp.	1,918,375
11,520	V.F. Corp.	2,156,659

	Total Textiles, Apparel & Luxury Goods	19,529,508

	TOTAL CONSUMER DISCRETIONARY	302,875,801

CONSUMER STAPLES — 6.0%
Beverages — 1.5%
25,765	Brown-Forman Corp., Class B Shares	1,725,997
207,500	Coca-Cola Co. (The)	7,922,350
259,300	Constellation Brands Inc., Class A Shares*	14,067,025

	Total Beverages	23,715,372

Food & Staples Retailing — 2.9%
104,020	Costco Wholesale Corp.	11,636,717
155,600	CVS Caremark Corp.	9,032,580
396,625	Walgreen Co.	19,065,764
113,180	Whole Foods Market Inc.	5,970,245

	Total Food & Staples Retailing	45,705,306

Food Products — 1.6%
111,616	Hershey Co. (The)	10,263,091
92,561	Kraft Foods Group Inc.	4,791,883
316,565	Mondelez International Inc., Class A Shares	9,709,049

	Total Food Products	24,764,023

	TOTAL CONSUMER STAPLES	94,184,701

ENERGY — 7.2%
Energy Equipment & Services — 1.6%
23,300	Atwood Oceanics Inc.*	1,297,344
35,000	Cameron International Corp.*	1,987,650
189,510	Halliburton Co.	9,096,480
149,230	National Oilwell Varco Inc.	11,087,789
19,700	Oceaneering International Inc.	1,528,326

	Total Energy Equipment & Services	24,997,589

Oil, Gas & Consumable Fuels — 5.6%
52,600	Cabot Oil & Gas Corp.	2,058,238
18,100	Concho Resources Inc.*	1,746,831
25,200	Continental Resources Inc.(a)*	2,324,952
188,575	EOG Resources Inc.	29,615,703
31,300	InterOil Corp.(a)*	2,149,997
578,678	Kinder Morgan Inc.	21,949,257
61,600	Pioneer Natural Resources Co.	10,778,152
207,400	SandRidge Energy Inc.(a)*	1,068,110
198,610	Suncor Energy Inc.	6,726,921
251,630	Valero Energy Corp.	8,940,414

	Total Oil, Gas & Consumable Fuels	87,358,575

	TOTAL ENERGY	112,356,164

FINANCIALS — 6.9%
Capital Markets — 1.3%
47,200	Affiliated Managers Group Inc.*	8,227,904
49,400	Raymond James Financial Inc.	2,066,402
127,660	State Street Corp.	8,517,475
29,200	T. Rowe Price Group Inc.	2,048,088

	Total Capital Markets	20,859,869

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value
FINANCIALS — 6.9% — (continued)
Commercial Banks — 0.1%
19,300	Signature Bank*	$1,692,996

Diversified Financial Services — 3.0%
154,175	CME Group Inc., Class A Shares	10,963,384
150,300	IntercontinentalExchange Inc.*	27,016,425
150,260	JPMorgan Chase & Co.	7,592,638

	Total Diversified Financial Services	45,572,447

Insurance — 1.8%
26,600	Allied World Assurance Co. Holdings AG	2,440,018
216,500	American International Group Inc.*	10,058,590
56,100	Arthur J. Gallagher & Co.	2,319,174
563,500	Progressive Corp. (The)	14,126,945

	Total Insurance	28,944,727

Real Estate Investment Trusts (REITs) — 0.3%
68,080	American Tower Corp., Class A Shares	4,730,879

Real Estate Management & Development — 0.4%
301,600	CBRE Group Inc., Class A Shares*	6,595,992

	TOTAL FINANCIALS	108,396,910

HEALTH CARE — 14.4%
Biotechnology — 5.5%
57,200	Alkermes PLC*	1,816,100
94,660	Amgen Inc.	10,312,260
33,000	Biogen Idec Inc.*	7,029,660
378,987	Celgene Corp.*	53,050,601
206,700	Gilead Sciences Inc.*	12,457,809
26,400	Intrexon Corp.(a)*	573,672
25,600	Seattle Genetics Inc.(a)*	1,085,440

	Total Biotechnology	86,325,542

Health Care Equipment & Supplies — 1.1%
110,560	Cooper Cos., Inc. (The)	14,440,242
12,400	Edwards Lifesciences Corp.*	872,712
19,600	Sirona Dental Systems Inc.*	1,269,492

	Total Health Care Equipment & Supplies	16,582,446

Health Care Providers & Services — 1.0%
200,889	Cardinal Health Inc.	10,100,699
22,952	Catamaran Corp.*	1,260,294
26,000	Centene Corp.*	1,485,900
29,100	MEDNAX Inc.*	2,833,467

	Total Health Care Providers & Services	15,680,360

Health Care Technology — 0.1%
21,400	Cerner Corp.*	985,684

Life Sciences Tools & Services — 1.2%
38,000	Covance Inc.*	3,079,520
23,500	Illumina Inc.*	1,829,240
148,530	Thermo Fisher Scientific Inc.	13,193,920

	Total Life Sciences Tools & Services	18,102,680

Pharmaceuticals — 5.5%
166,070	Actavis Inc.*	22,449,342
195,725	Allergan Inc.	17,298,175

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value
HEALTH CARE — 14.4% — (continued)
Pharmaceuticals — 5.5% — (continued)
318,840	Bristol-Myers Squibb Co.	$13,292,440
240,190	Merck & Co., Inc.	11,358,585
73,075	Novo Nordisk AS, ADR	12,199,141
91,293	Perrigo Co.(a)	11,096,664

	Total Pharmaceuticals	87,694,347

	TOTAL HEALTH CARE	225,371,059

INDUSTRIALS — 8.8%
Aerospace & Defense — 2.4%
85,200	B/E Aerospace Inc.*	5,809,788
92,423	Precision Castparts Corp.	19,523,435
126,460	United Technologies Corp.	12,658,646

	Total Aerospace & Defense	37,991,869

Airlines — 0.7%
23,200	Alaska Air Group Inc.	1,313,584
350,500	Delta Air Lines Inc.	6,915,365
91,800	United Continental Holdings Inc.*	2,612,628

	Total Airlines	10,841,577

Commercial Services & Supplies — 0.2%
63,000	KAR Auction Services Inc.	1,678,320
10,700	Stericycle Inc.*	1,204,392

	Total Commercial Services & Supplies	2,882,712

Construction & Engineering — 0.3%
35,200	Jacobs Engineering Group Inc.*	2,051,456
80,300	Quanta Services Inc.*	2,099,042

	Total Construction & Engineering	4,150,498

Electrical Equipment — 0.7%
37,375	AMETEK Inc.	1,604,135
144,600	Eaton Corp. PLC	9,156,072

	Total Electrical Equipment	10,760,207

Industrial Conglomerates — 0.6%
140,560	Danaher Corp.	9,209,491

Machinery — 0.6%
15,900	Chart Industries Inc.*	1,815,462
99,310	PACCAR Inc.	5,324,009
24,700	Pall Corp.	1,707,758
20,000	Pentair Ltd.	1,202,200

	Total Machinery	10,049,429

Marine — 0.1%
26,700	Kirby Corp.*	2,147,481

Professional Services — 0.6%
11,700	IHS Inc., Class A Shares*	1,253,655
212,170	Nielsen Holdings NV	7,319,865
17,200	Verisk Analytics Inc., Class A Shares*	1,069,496

	Total Professional Services	9,643,016

Road & Rail — 2.0%
295,860	CSX Corp.	7,281,115
13,810	Genesee & Wyoming Inc., Class A Shares*	1,195,670

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value
INDUSTRIALS — 8.8% — (continued)
Road & Rail — 2.0% — (continued)
399,400	Hertz Global Holdings Inc.*	$9,597,582
85,697	Union Pacific Corp.	13,157,917

	Total Road & Rail	31,232,284

Trading Companies & Distributors — 0.6%
23,200	WESCO International Inc.(a)*	1,711,464
29,400	WW Grainger Inc.	7,272,090

	Total Trading Companies & Distributors	8,983,554

	TOTAL INDUSTRIALS	137,892,118

INFORMATION TECHNOLOGY — 29.9%
Communications Equipment — 2.4%
74,000	F5 Networks Inc.*	6,170,120
470,755	QUALCOMM Inc.	31,201,641

	Total Communications Equipment	37,371,761

Computers & Peripherals — 4.1%
122,843	Apple Inc.	59,830,683
206,800	EMC Corp.	5,331,304

	Total Computers & Peripherals	65,161,987

Electronic Equipment, Instruments & Components — 0.3%
32,400	Amphenol Corp., Class A Shares	2,454,948
22,800	FEI Co.	1,784,784

	Total Electronic Equipment, Instruments & Components	4,239,732

Internet Software & Services — 7.5%
32,800	Akamai Technologies Inc.*	1,508,144
577,180	eBay Inc.*	28,853,228
265,100	Facebook Inc., Class A Shares*	10,943,328
68,523	Google Inc., Class A Shares*	58,032,129
33,000	LinkedIn Corp., Class A Shares*	7,921,320
218,225	VeriSign Inc.*	10,472,618

	Total Internet Software & Services	117,730,767

IT Services — 8.4%
76,500	Alliance Data Systems Corp.(a)*	14,971,050
21,685	Cognizant Technology Solutions Corp., Class A Shares*	1,589,511
22,400	Computer Sciences Corp.	1,123,360
28,600	Gartner Inc.*	1,657,942
33,830	International Business Machines Corp.	6,166,194
50,100	Jack Henry & Associates Inc.	2,499,990
61,245	MasterCard Inc., Class A Shares	37,119,370
21,400	MAXIMUS Inc.	802,714
250,300	Teradata Corp.*	14,657,568
246,100	Vantiv Inc., Class A Shares*	6,499,501
169,750	VeriFone Systems Inc.*	3,364,445
228,325	Visa Inc., Class A Shares	39,824,446
31,700	WEX Inc.*	2,536,951

	Total IT Services	132,813,042

Semiconductors & Semiconductor Equipment — 1.1%
185,270	Altera Corp.	6,515,946
151,800	ARM Holdings PLC, ADR	6,152,454
31,800	Maxim Integrated Products Inc.	885,471
39,500	NXP Semiconductor NV*	1,468,215
53,600	Xilinx Inc.	2,327,312

	Total Semiconductors & Semiconductor Equipment	17,349,398

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value
INFORMATION TECHNOLOGY — 29.9% — (continued)
Software — 6.1%
452,725	Adobe Systems Inc.*	$20,712,169
234,000	Cadence Design Systems Inc.*	3,151,980
166,590	Citrix Systems Inc.*	11,789,574
91,000	Electronic Arts Inc.*	2,424,240
252,200	Intuit Inc.	16,022,266
488,975	Microsoft Corp.	16,331,765
389,900	Salesforce.com Inc.*	19,155,787
138,000	ServiceNow Inc.*	6,469,440

	Total Software	96,057,221

	TOTAL INFORMATION TECHNOLOGY	470,723,908

MATERIALS — 4.1%
Chemicals — 3.5%
17,900	Albemarle Corp.	1,116,423
32,400	Celanese Corp., Series A, Class A Shares	1,595,376
13,100	Cytec Industries Inc.	979,618
64,670	Ecolab Inc.	5,907,605
168,220	FMC Corp.	11,205,134
172,970	Monsanto Co.	16,932,033
33,390	PPG Industries Inc.	5,215,852
12,060	Sherwin-Williams Co. (The)	2,079,144
131,650	Syngenta AG, ADR	10,318,727

	Total Chemicals	55,349,912

Construction Materials — 0.2%
25,500	Eagle Materials Inc.	1,636,080
13,300	Martin Marietta Materials Inc.	1,277,465

	Total Construction Materials	2,913,545

Paper & Forest Products — 0.4%
130,420	International Paper Co.	6,157,128

	TOTAL MATERIALS	64,420,585

TELECOMMUNICATION SERVICES — 2.3%
Wireless Telecommunication Services — 2.3%
433,875	Crown Castle International Corp.*	30,119,602
173,570	Vodafone Group PLC, ADR	5,614,990

	Total Wireless Telecommunication Services	35,734,592

	TOTAL TELECOMMUNICATION SERVICES	35,734,592

	TOTAL COMMON STOCKS (Cost — $1,064,399,915)	1,551,955,838

WARRANTS — 0.1%
ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
172,055	Kinder Morgan Inc., expires 5/25/17*	905,009

	TOTAL WARRANTS (Cost — $42,936)	905,009

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,064,442,851)	1,552,860,847

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Face Amount	Security	Value
SHORT-TERM INVESTMENTS (b) — 3.7%
MONEY MARKET FUND — 2.0%
$31,898,930	Invesco STIT — Government & Agency Portfolio(c) (Cost — $31,898,930)	$31,898,930

TIME DEPOSITS — 1.7%
1,307,455	Banco Santander SA — Germany, 0.030% due 9/3/13	1,307,455
13,144,918	DNB ASA — Norway, 0.030% due 9/3/13	13,144,918
6,494,694	National Australia Bank Ltd. — Grand Cayman, 0.030% due 9/3/13	6,494,694
5,133,480	Skandinaviska Enskilda Banken AB — Sweden, 0.030% due 9/3/13	5,133,480

	TOTAL TIME DEPOSITS (Cost — $26,080,547)	26,080,547

	TOTAL SHORT-TERM INVESTMENTS (Cost — $57,979,477)	57,979,477

	TOTAL INVESTMENTS — 102.6% (Cost — $1,122,422,328#)	1,610,840,324

	Liabilities in Excess of Other Assets — (2.6)%	(40,257,425)

	TOTAL NET ASSETS — 100.0%	$1,570,582,899

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including investment of collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 1.7%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,138,605,451.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company

Summary of Investments by Security Sector^
Information Technology	29.2%
Consumer Discretionary	18.8
Health Care	14.0
Industrials	8.6
Energy	7.1
Financials	6.7
Consumer Staples	5.8
Materials	4.0
Telecommunication Services	2.2
Short-Term Investments	3.6

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
COMMON STOCKS — 96.6%
CONSUMER DISCRETIONARY — 9.2%
Automobiles — 2.2%
1,483,100	Ford Motor Co.	$24,011,389

Diversified Consumer Services — 0.2%
62,100	H&R Block Inc.	1,733,211

Hotels, Restaurants & Leisure — 1.3%
212,000	Carnival Corp.	7,651,080
153,000	Darden Restaurants Inc.	7,070,130

	Total Hotels, Restaurants & Leisure	14,721,210

Household Durables — 0.6%
270,600	Newell Rubbermaid Inc.	6,846,180

Internet & Catalog Retail — 0.1%
46,500	Liberty Interactive Corp., Class A Shares*	1,049,970

Leisure Equipment & Products — 0.7%
199,800	Mattel Inc.	8,091,900

Media — 0.8%
168,000	Comcast Corp., Class A Shares	7,071,120
28,400	Omnicom Group Inc.	1,722,460

	Total Media	8,793,580

Multiline Retail — 1.2%
121,024	Kohl’s Corp.	6,209,741
113,000	Target Corp.	7,154,030

	Total Multiline Retail	13,363,771

Specialty Retail — 1.2%
22,900	Aaron’s Inc.	619,903
26,600	Bed Bath & Beyond Inc.*	1,961,484
767,800	Staples Inc.	10,680,098

	Total Specialty Retail	13,261,485

Textiles, Apparel & Luxury Goods — 0.9%
32,900	Coach Inc.	1,737,449
42,305	V.F. Corp.	7,919,919

	Total Textiles, Apparel & Luxury Goods	9,657,368

	TOTAL CONSUMER DISCRETIONARY	101,530,064

CONSUMER STAPLES — 5.3%
Beverages — 0.6%
141,400	Molson Coors Brewing Co., Class B Shares	6,898,906

Food & Staples Retailing — 2.2%
251,977	CVS Caremark Corp.	14,627,265
69,500	Kroger Co. (The)	2,543,700
6,500	Sysco Corp.	208,130
93,300	Wal-Mart Stores Inc.	6,809,034

	Total Food & Staples Retailing	24,188,129

Food Products — 0.6%
197,249	Archer-Daniels-Midland Co.	6,945,137

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
CONSUMER STAPLES — 5.3% — (continued)
Household Products — 1.3%
77,377	Kimberly-Clark Corp.	$7,233,202
87,000	Procter & Gamble Co. (The)	6,776,430

	Total Household Products	14,009,632

Tobacco — 0.6%
146,800	Reynolds American Inc.	6,992,084

	TOTAL CONSUMER STAPLES	59,033,888

ENERGY — 16.4%
Energy Equipment & Services — 4.3%
246,920	Ensco PLC, Class A Shares	13,718,875
170,000	Halliburton Co.	8,160,000
135,600	McDermott International Inc.*	1,017,000
216,800	National Oilwell Varco Inc.	16,108,240
84,500	Patterson-UTI Energy Inc.	1,655,355
257,000	Superior Energy Services Inc.*	6,311,920

	Total Energy Equipment & Services	46,971,390

Oil, Gas & Consumable Fuels — 12.1%
143,928	Chevron Corp.	17,333,249
32,200	Cimarex Energy Co.	2,698,682
336,751	ConocoPhillips	22,326,591
87,608	Exxon Mobil Corp.	7,635,913
26,400	Hess Corp.	1,976,040
139,513	HollyFrontier Corp.	6,205,538
459,756	Marathon Oil Corp.	15,829,399
89,013	Marathon Petroleum Corp.	6,454,333
124,730	Murphy Oil Corp.	8,409,297
114,000	Occidental Petroleum Corp.	10,055,940
111,300	Royal Dutch Shell PLC, Class A Shares, ADR	7,188,867
22,200	SM Energy Co.	1,516,704
37,800	Southwestern Energy Co.*	1,443,960
267,400	Total SA, ADR	14,789,894
300,000	Valero Energy Corp.	10,659,000

	Total Oil, Gas & Consumable Fuels	134,523,407

	TOTAL ENERGY	181,494,797

FINANCIALS — 20.0%
Capital Markets — 2.0%
81,900	Ameriprise Financial Inc.	7,055,685
38,802	Goldman Sachs Group Inc. (The)	5,902,948
16,600	Northern Trust Corp.	910,842
126,869	State Street Corp.	8,464,700

	Total Capital Markets	22,334,175

Commercial Banks — 3.8%
728,906	Fifth Third Bancorp	13,331,691
8,600	M&T Bank Corp.(a)	974,724
95,500	PNC Financial Services Group Inc.	6,901,785
713,000	Regions Financial Corp.	6,702,200
338,600	Wells Fargo & Co.	13,909,688

	Total Commercial Banks	41,820,088

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
FINANCIALS — 20.0% — (continued)
Consumer Finance — 2.0%
238,100	Capital One Financial Corp.	$15,369,355
295,918	SLM Corp.	7,099,073

	Total Consumer Finance	22,468,428

Diversified Financial Services — 2.4%
463,510	JPMorgan Chase & Co.	23,421,160
62,600	NYSE Euronext	2,616,680

	Total Diversified Financial Services	26,037,840

Insurance — 9.1%
80,000	ACE Ltd.	7,017,600
6,367	Alleghany Corp.*	2,464,602
12,400	Allied World Assurance Co. Holdings AG	1,137,452
349,089	Allstate Corp. (The)	16,728,345
188,100	American International Group Inc.*	8,739,126
24,897	Aon PLC	1,652,663
38,700	Arch Capital Group Ltd.*	2,063,097
221,700	Hartford Financial Services Group Inc.	6,562,320
38,200	Loews Corp.	1,698,372
519,716	MetLife Inc.	24,005,683
75,700	Progressive Corp. (The)	1,897,799
91,000	Prudential Financial Inc.	6,814,080
23,600	Torchmark Corp.(a)	1,625,804
155,200	Travelers Cos., Inc. (The)	12,400,480
134,800	Willis Group Holdings PLC	5,564,544

	Total Insurance	100,371,967

Real Estate Investment Trusts (REITs) — 0.7%
504,600	Annaly Capital Management Inc.	5,888,682
72,800	Hatteras Financial Corp.	1,332,240

	Total Real Estate Investment Trusts (REITs)	7,220,922

	TOTAL FINANCIALS	220,253,420

HEALTH CARE — 13.0%
Health Care Equipment & Supplies — 3.0%
215,000	Abbott Laboratories	7,165,950
103,700	Baxter International Inc.	7,213,372
10,100	Becton Dickinson and Co.	983,538
133,300	Medtronic Inc.	6,898,275
192,784	St. Jude Medical Inc.	9,718,241

	Total Health Care Equipment & Supplies	31,979,376

Health Care Providers & Services — 3.1%
110,500	Aetna Inc.	7,004,595
38,890	Cigna Corp.	3,060,254
120,000	Express Scripts Holding Co.*	7,665,600
56,950	McKesson Corp.	6,914,300
139,284	UnitedHealth Group Inc.	9,992,234

	Total Health Care Providers & Services	34,636,983

Pharmaceuticals — 6.9%
143,000	AstraZeneca PLC, ADR	7,037,030
122,650	Eli Lilly & Co.	6,304,210
176,565	Johnson & Johnson	15,256,982
560,140	Merck & Co., Inc.	26,489,020
103,000	Novartis AG, ADR	7,516,940

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
HEALTH CARE — 13.0% — (continued)
Pharmaceuticals — 6.9% — (continued)
246,800	Pfizer Inc.	$6,962,228
184,700	Teva Pharmaceutical Industries Ltd., ADR	7,059,234

	Total Pharmaceuticals	76,625,644

	TOTAL HEALTH CARE	143,242,003

INDUSTRIALS — 10.0%
Aerospace & Defense — 3.0%
102,250	General Dynamics Corp.	8,512,313
88,000	Honeywell International Inc.	7,002,160
16,700	L-3 Communications Holdings Inc.	1,508,511
59,300	Lockheed Martin Corp.	7,259,506
77,300	Northrop Grumman Corp.	7,132,471
23,000	Rockwell Collins Inc.	1,627,710

	Total Aerospace & Defense	33,042,671

Commercial Services & Supplies — 0.1%
33,400	Republic Services Inc., Class A Shares	1,085,834

Construction & Engineering — 1.4%
105,800	Fluor Corp.	6,710,894
37,700	Jacobs Engineering Group Inc.*	2,197,156
235,000	KBR Inc.	7,017,100

	Total Construction & Engineering	15,925,150

Electrical Equipment — 0.7%
15,300	Hubbell Inc., Class B Shares	1,550,808
60,000	Rockwell Automation Inc.	5,833,800

	Total Electrical Equipment	7,384,608

Industrial Conglomerates — 1.4%
126,052	Danaher Corp.	8,258,927
303,200	General Electric Co.	7,016,048

	Total Industrial Conglomerates	15,274,975

Machinery — 2.4%
96,400	Dover Corp.	8,198,820
27,400	Joy Global Inc.(a)	1,345,888
192,600	Stanley Black & Decker Inc.	16,421,076

	Total Machinery	25,965,784

Professional Services — 0.4%
7,900	Dun & Bradstreet Corp. (The)	785,892
22,500	Manpowergroup Inc.	1,459,125
24,000	Towers Watson & Co., Class A Shares	1,974,000

	Total Professional Services	4,219,017

Road & Rail — 0.6%
85,000	Norfolk Southern Corp.	6,133,600
17,300	Ryder System Inc.	962,053

	Total Road & Rail	7,095,653

	TOTAL INDUSTRIALS	109,993,692

INFORMATION TECHNOLOGY — 13.5%
Communications Equipment — 1.8%
568,381	Cisco Systems Inc.	13,248,961
126,600	Harris Corp.	7,169,358

	Total Communications Equipment	20,418,319

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
INFORMATION TECHNOLOGY — 13.5% — (continued)
Computers & Peripherals — 0.8%
276,400	EMC Corp.	$7,125,592
35,300	Lexmark International Inc., Class A Shares	1,205,848

	Total Computers & Peripherals	8,331,440

Electronic Equipment, Instruments & Components — 1.5%
53,500	Arrow Electronics Inc.*	2,483,470
70,300	Avnet Inc.*	2,710,768
800,000	Flextronics International Ltd.*	7,184,000
80,300	FLIR Systems Inc.	2,511,784
92,500	Ingram Micro Inc., Class A Shares*	2,044,250

	Total Electronic Equipment, Instruments & Components	16,934,272

Internet Software & Services — 0.9%
12,000	Google Inc., Class A Shares*	10,162,800

IT Services — 0.4%
40,400	Broadridge Financial Solutions Inc.	1,202,304
41,400	SAIC Inc.	623,898
120,900	Western Union Co. (The)	2,119,377

	Total IT Services	3,945,579

Office Electronics — 0.6%
700,500	Xerox Corp.	6,990,990

Semiconductors & Semiconductor Equipment — 3.3%
52,000	Analog Devices Inc.	2,406,560
902,800	Intel Corp.	19,843,544
30,200	Kla-Tencor Corp.	1,665,530
50,500	Lam Research Corp.*	2,356,835
294,700	Micron Technology Inc.*	3,999,079
790,000	ON Semiconductor Corp.*	5,719,600

	Total Semiconductors & Semiconductor Equipment	35,991,148

Software — 4.2%
435,000	Activision Blizzard Inc.	7,099,200
24,000	Autodesk Inc.*	882,000
234,000	CA Inc.	6,844,500
439,942	Microsoft Corp.	14,694,062
24,500	Open Text Corp.(a)	1,683,150
204,889	Oracle Corp.	6,527,764
278,000	Symantec Corp.	7,119,580
26,300	Synopsys Inc.*	953,638

	Total Software	45,803,894

	TOTAL INFORMATION TECHNOLOGY	148,578,442

MATERIALS — 4.4%
Chemicals — 2.0%
63,000	Air Products & Chemicals Inc.	6,434,820
215,000	Dow Chemical Co. (The)	8,041,000
123,700	EI du Pont de Nemours & Co.	7,003,894

	Total Chemicals	21,479,714

Metals & Mining — 1.8%
267,500	Barrick Gold Corp.(a)	5,122,625
267,255	Freeport-McMoRan Copper & Gold Inc.	8,076,446
254,100	Kinross Gold Corp.	1,397,550

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value
MATERIALS — 4.4% — (continued)
Metals & Mining — 1.8% — (continued)
120,700	Nucor Corp.	$5,490,643

	Total Metals & Mining	20,087,264

Paper & Forest Products — 0.6%
150,500	International Paper Co.	7,105,105

	TOTAL MATERIALS	48,672,083

TELECOMMUNICATION SERVICES — 2.1%
Diversified Telecommunication Services — 1.4%
188,200	AT&T Inc.	6,366,806
276,000	CenturyLink Inc.	9,141,120

	Total Diversified Telecommunication Services	15,507,926

Wireless Telecommunication Services — 0.7%
253,300	Vodafone Group PLC, ADR	8,194,255

	TOTAL TELECOMMUNICATION SERVICES	23,702,181

UTILITIES — 2.7%
Electric Utilities — 2.0%
319,050	American Electric Power Co., Inc.	13,655,340
32,000	Edison International	1,468,480
114,295	Entergy Corp.	7,226,873

	Total Electric Utilities	22,350,693

Multi-Utilities — 0.7%
215,000	Public Service Enterprise Group Inc.	6,970,300
6,000	SCANA Corp.	288,720

	Total Multi-Utilities	7,259,020

	TOTAL UTILITIES	29,609,713

	TOTAL COMMON STOCKS (Cost — $839,148,643)	1,066,110,283

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $839,148,643)	1,066,110,283

Face Amount
SHORT-TERM INVESTMENTS (b) — 4.4%
MONEY MARKET FUND — 1.0%
$10,888,624	Invesco STIT — Government & Agency Portfolio(c) (Cost — $10,888,624)	10,888,624

TIME DEPOSITS — 3.4%
5,277,575	Banco Santander SA — Germany, 0.030% due 9/3/13	5,277,575
19,058,854	DNB ASA — Norway, 0.030% due 9/3/13	19,058,854
4,475,016	Societe Generale — France, 0.030% due 9/3/13	4,475,016
9,203,908	U.S. Bank — Grand Cayman, 0.030% due 9/3/13	9,203,908

	TOTAL TIME DEPOSITS (Cost — $38,015,353)	38,015,353

	TOTAL SHORT-TERM INVESTMENTS (Cost — $48,903,977)	48,903,977

	TOTAL INVESTMENTS — 101.0% (Cost — $888,052,620#)	1,115,014,260

	Liabilities in Excess of Other Assets — (1.0)%	(10,752,841)

	TOTAL NET ASSETS — 100.0%	$1,104,261,419

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including investment of collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 3.4%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $900,381,569.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company

Summary of Investments by Security Sector^
Financials	19.7%
Energy	16.3
Information Technology	13.3
Health Care	12.8
Industrials	9.9
Consumer Discretionary	9.1
Consumer Staples	5.3
Materials	4.4
Utilities	2.7
Telecommunication Services	2.1
Short-Term Investments	4.4

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
COMMON STOCKS — 97.1%
CONSUMER DISCRETIONARY — 16.0%
Auto Components — 0.5%
77,900	American Axle & Manufacturing Holdings Inc.*	$1,498,017

Automobiles — 0.5%
64,100	Winnebago Industries Inc.*	1,427,507

Diversified Consumer Services — 0.6%
50,550	Bright Horizons Family Solutions Inc.*	1,840,526

Hotels, Restaurants & Leisure — 5.2%
55,200	AFC Enterprises Inc.*	2,260,440
33,660	Bally Technologies Inc.(a)*	2,427,896
31,430	Cheesecake Factory Inc. (The)	1,312,831
65,800	Del Frisco’s Restaurant Group Inc.*	1,265,334
52,000	Fiesta Restaurant Group Inc.*	1,698,840
114,100	Krispy Kreme Doughnuts Inc.*	2,250,052
37,200	Marriott Vacations Worldwide Corp.*	1,621,920
35,360	Multimedia Games Holding Co., Inc.*	1,387,526
17,700	Noodles & Co.(a)*	808,182
23,600	Red Robin Gourmet Burgers Inc.*	1,530,696

	Total Hotels, Restaurants & Leisure	16,563,717

Household Durables — 0.7%
288,270	Standard Pacific Corp.(a)*	2,058,248

Internet & Catalog Retail — 1.2%
72,670	HomeAway Inc.*	2,292,011
29,760	Shutterfly Inc.*	1,546,330

	Total Internet & Catalog Retail	3,838,341

Leisure Equipment & Products — 0.9%
50,500	Arctic Cat Inc.	2,710,840

Media — 1.8%
39,200	Madison Square Garden Co. (The), Class A Shares*	2,281,440
40,800	Nexstar Broadcasting Group Inc., Class A Shares	1,369,656
73,387	Rentrak Corp.*	1,823,667

	Total Media	5,474,763

Specialty Retail — 3.9%
32,470	Asbury Automotive Group Inc.*	1,595,251
53,100	Conn’s Inc.(a)*	3,536,990
14,530	Five Below Inc.(a)*	533,978
35,130	Lithia Motors Inc., Class A Shares	2,305,231
9,100	Lumber Liquidators Holdings Inc.*	904,722
54,700	Penske Automotive Group Inc.	2,134,941
52,910	Select Comfort Corp.*	1,306,877

	Total Specialty Retail	12,317,990

Textiles, Apparel & Luxury Goods — 0.7%
38,270	Steven Madden Ltd.*	2,066,580

	TOTAL CONSUMER DISCRETIONARY	49,796,529

CONSUMER STAPLES — 3.1%
Food & Staples Retailing — 2.2%
80,950	Natural Grocers by Vitamin Cottage Inc.(a)*	3,120,622
37,400	Sprouts Farmers Market Inc.(a)*	1,382,304
48,300	Susser Holdings Corp.*	2,304,393

	Total Food & Staples Retailing	6,807,319

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
CONSUMER STAPLES — 3.1% — (continued)
Food Products — 0.9%
80,210	B&G Foods Inc., Class A Shares	$2,716,713

	TOTAL CONSUMER STAPLES	9,524,032

ENERGY — 6.1%
Energy Equipment & Services — 3.2%
122,000	Basic Energy Services Inc.(a)*	1,420,080
16,600	Dril-Quip Inc.*	1,693,366
63,300	Helix Energy Solutions Group Inc.*	1,584,399
122,850	McDermott International Inc.*	921,375
19,260	Oil States International Inc.*	1,718,377
100,720	Superior Energy Services Inc.*	2,473,684

	Total Energy Equipment & Services	9,811,281

Oil, Gas & Consumable Fuels — 2.9%
46,170	Matador Resources Co.*	782,120
71,100	Solazyme Inc.(a)*	799,875
204,580	Synergy Resources Corp.*	1,914,869
74,850	Tesoro Corp.	3,449,836
71,700	Western Refining Inc.(a)	2,102,961

	Total Oil, Gas & Consumable Fuels	9,049,661

	TOTAL ENERGY	18,860,942

FINANCIALS — 5.4%
Capital Markets — 1.1%
269,620	BGC Partners Inc., Class A Shares	1,507,176
55,130	Stifel Financial Corp.*	2,206,303

	Total Capital Markets	3,713,479

Commercial Banks — 1.0%
57,300	East West Bancorp Inc.	1,674,879
56,474	Home Bancshares Inc.	1,435,569

	Total Commercial Banks	3,110,448

Consumer Finance — 0.9%
152,140	DFC Global Corp.*	1,719,182
44,850	Green Dot Corp., Class A Shares*	1,029,756

	Total Consumer Finance	2,748,938

Insurance — 0.7%
63,000	Validus Holdings Ltd.	2,180,430

Real Estate Investment Trusts (REITs) — 0.4%
42,720	Blackstone Mortgage Trust Inc., Class A Shares	1,093,632

Real Estate Management & Development — 1.1%
94,660	Alexander & Baldwin Inc.*	3,404,920

Thrifts & Mortgage Finance — 0.2%
40,920	PennyMac Financial Services Inc.*	698,504

	TOTAL FINANCIALS	16,950,351

HEALTH CARE — 24.3%
Biotechnology — 6.9%
60,650	ACADIA Pharmaceuticals Inc.(a)*	1,210,574
200,400	Achillion Pharmaceuticals Inc.*	1,292,580
33,298	Agios Pharmaceuticals Inc.(a)*	785,167

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
HEALTH CARE — 24.3% — (continued)
Biotechnology — 6.9% — (continued)
72,070	Alkermes PLC*	$2,288,223
146,100	Celldex Therapeutics Inc.*	3,173,292
37,900	Clovis Oncology Inc.*	2,444,550
35,690	Cubist Pharmaceuticals Inc.*	2,261,318
89,630	Gentium SpA, ADR*	1,715,518
148,900	Idenix Pharmaceuticals Inc.(a)*	711,742
37,430	Intrexon Corp.(a)*	813,354
36,800	Medivation Inc.*	2,080,304
120,020	Merrimack Pharmaceuticals Inc.(a)*	405,668
68,300	OncoMed Pharmaceuticals Inc.(a)*	1,108,509
54,100	Onconova Therapeutics Inc.(a)*	1,316,794

	Total Biotechnology	21,607,593

Health Care Equipment & Supplies — 5.7%
120,920	ArthroCare Corp.*	3,829,537
157,400	AtriCure Inc.*	1,383,546
48,690	Cyberonics Inc.*	2,476,860
124,600	Masimo Corp.	3,082,604
55,540	Quidel Corp.(a)*	1,472,921
171,800	Spectranetics Corp.*	2,712,722
71,470	STERIS Corp.	2,922,408

	Total Health Care Equipment & Supplies	17,880,598

Health Care Providers & Services — 4.4%
132,400	AMN Healthcare Services Inc.*	1,800,640
146,100	BioScrip Inc.*	1,782,420
283,410	Health Management Associates Inc., Class A Shares*	3,644,653
22,405	MWI Veterinary Supply Inc.*	3,407,352
80,910	Team Health Holdings Inc.*	3,109,371

	Total Health Care Providers & Services	13,744,436

Health Care Technology — 1.7%
72,100	HealthStream Inc.*	2,390,115
31,300	Medidata Solutions Inc.*	2,799,472

	Total Health Care Technology	5,189,587

Life Sciences Tools & Services — 2.3%
58,400	Fluidigm Corp.*	1,194,864
120,950	ICON PLC*	4,419,513
38,600	Quintiles Transnational Holdings Inc.*	1,669,836

	Total Life Sciences Tools & Services	7,284,213

Pharmaceuticals — 3.3%
133,400	Akorn Inc.*	2,397,198
83,205	Pacira Pharmaceuticals Inc.(a)*	3,013,685
66,930	Santarus Inc.*	1,507,264
110,350	ViroPharma Inc.*	3,327,052

	Total Pharmaceuticals	10,245,199

	TOTAL HEALTH CARE	75,951,626

INDUSTRIALS — 20.5%
Aerospace & Defense — 1.1%
72,390	Hexcel Corp.*	2,574,912
10,370	Triumph Group Inc.	746,329

	Total Aerospace & Defense	3,321,241

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
INDUSTRIALS — 20.5% — (continued)
Air Freight & Logistics — 0.6%
80,820	XPO Logistics Inc.(a)*	$1,855,627

Airlines — 0.6%
32,200	Alaska Air Group Inc.	1,823,164

Building Products — 1.1%
199,100	Builders FirstSource Inc.*	1,130,888
58,650	Ply Gem Holdings Inc.*	899,691
34,700	Trex Co., Inc.*	1,536,169

	Total Building Products	3,566,748

Commercial Services & Supplies — 3.3%
56,420	Herman Miller Inc.	1,437,017
97,800	InnerWorkings Inc.*	1,004,406
140,670	Interface Inc., Class A Shares	2,484,232
106,780	Progressive Waste Solutions Ltd.	2,585,144
188,060	Steelcase Inc., Class A Shares	2,730,632

	Total Commercial Services & Supplies	10,241,431

Construction & Engineering — 0.5%
171,900	Furmanite Corp.*	1,541,943

Electrical Equipment — 0.2%
8,600	Acuity Brands Inc.	735,300

Machinery — 3.0%
43,090	Colfax Corp.*	2,244,558
130,900	Titan International Inc.	2,125,816
167,900	Wabash National Corp.*	1,749,518
32,600	Wabtec Corp.	1,907,752
42,800	Westport Innovations Inc.(a)*	1,177,428

	Total Machinery	9,205,072

Marine — 0.5%
64,250	Matson Inc.	1,710,978

Professional Services — 4.7%
34,700	Advisory Board Co. (The)*	1,900,519
48,510	Corporate Executive Board Co. (The)	3,145,388
98,040	Huron Consulting Group Inc.*	4,666,704
70,200	On Assignment Inc.*	2,117,934
60,000	WageWorks Inc.*	2,504,400

	Total Professional Services	14,334,945

Road & Rail — 3.0%
48,700	Avis Budget Group Inc.*	1,303,699
15,600	Genesee & Wyoming Inc., Class A Shares*	1,350,648
40,975	Old Dominion Freight Line Inc.*	1,779,135
76,300	Roadrunner Transportation Systems Inc.*	2,069,256
94,650	Saia Inc.*	2,840,446

	Total Road & Rail	9,343,184

Trading Companies & Distributors — 1.9%
51,380	Beacon Roofing Supply Inc.*	1,866,635
45,360	Watsco Inc.	4,073,328

	Total Trading Companies & Distributors	5,939,963

	TOTAL INDUSTRIALS	63,619,596

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
INFORMATION TECHNOLOGY — 19.2%
Communications Equipment — 1.9%
43,340	Aruba Networks Inc.*	$720,744
68,400	Ciena Corp.*	1,362,528
27,630	EchoStar Corp., Class A Shares*	1,112,384
78,600	Finisar Corp.*	1,608,942
71,060	Ixia*	1,031,791

	Total Communications Equipment	5,836,389

Computers & Peripherals — 0.4%
12,500	Stratasys Ltd.(a)*	1,340,875

Electronic Equipment, Instruments & Components — 0.2%
35,900	Control4 Corp.*	728,052

Internet Software & Services — 3.4%
23,735	CoStar Group Inc.*	3,524,885
40,700	Pandora Media Inc.*	749,694
44,200	SPS Commerce Inc.*	2,755,428
60,747	Textura Corp.*	2,305,349
32,700	Trulia Inc. (a)*	1,357,704

	Total Internet Software & Services	10,693,060

IT Services — 3.3%
85,700	Acxiom Corp.*	2,132,215
64,800	EVERTEC Inc.	1,546,776
32,200	Heartland Payment Systems Inc.(a)	1,189,790
34,690	InterXion Holding NV*	830,132
35,305	MoneyGram International Inc.*	715,279
20,230	Virtusa Corp.*	532,454
21,630	WEX Inc.*	1,731,049
83,220	WNS Holdings Ltd., ADR*	1,683,541

	Total IT Services	10,361,236

Semiconductors & Semiconductor Equipment — 3.0%
63,070	Cavium Inc.*	2,394,767
69,330	Cypress Semiconductor Corp.*	784,816
55,900	Magnachip Semiconductor Corp.*	1,143,155
77,830	Monolithic Power Systems Inc.	2,383,155
128,200	Nova Measuring Instruments Ltd.*	1,135,852
64,000	SunPower Corp., Class A Shares(a)*	1,375,360

	Total Semiconductors & Semiconductor Equipment	9,217,105

Software — 7.0%
50,400	Allot Communications Ltd., Class D Shares(a)*	614,880
65,360	Cadence Design Systems Inc.*	880,399
20,500	CommVault Systems Inc.*	1,718,515
92,570	Cyan Inc.(a)*	860,901
24,390	FleetMatics Group PLC*	1,206,086
57,050	Guidewire Software Inc.*	2,622,018
17,090	Imperva Inc.*	806,648
43,550	Model N Inc.(a)*	627,556
54,800	NetScout Systems Inc.*	1,361,232
67,842	Proofpoint Inc.*	1,954,528
43,400	PROS Holdings Inc.*	1,423,520
72,490	QLIK Technologies Inc.*	2,376,947
44,480	SolarWinds Inc.*	1,621,296
23,780	Ultimate Software Group Inc.*	3,334,193

	Total Software	21,408,719

	TOTAL INFORMATION TECHNOLOGY	59,585,436

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
MATERIALS — 2.0%
Chemicals — 0.5%
62,830	PolyOne Corp.	$1,697,667

Metals & Mining — 0.5%
65,800	US Silica Holdings Inc.(a)	1,546,300

Paper & Forest Products — 1.0%
72,900	KapStone Paper and Packaging Corp.	3,061,800

	TOTAL MATERIALS	6,305,767

TELECOMMUNICATION SERVICES — 0.5%
Diversified Telecommunication Services — 0.5%
53,900	Cogent Communications Group Inc.	1,672,517

	TOTAL COMMON STOCKS (Cost — $223,310,615)	302,266,796

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $223,310,615)	302,266,796

Face Amount
SHORT-TERM INVESTMENTS (b) — 12.5%
MONEY MARKET FUND — 9.2%
$28,663,007	Invesco STIT—Government & Agency Portfolio(c) (Cost — $28,663,007)	28,663,007

TIME DEPOSITS — 3.3%
3,667,621	Banco Santander SA — Germany, 0.030% due 9/3/13	3,667,621
2,458,528	National Australia Bank Ltd. — Grand Cayman, 0.030% due 9/3/13	2,458,528
3,969,777	U.S. Bank — Grand Cayman, 0.030% due 9/3/13	3,969,777

	TOTAL TIME DEPOSITS (Cost — $10,095,926)	10,095,926

	TOTAL SHORT-TERM INVESTMENTS (Cost — $38,758,933)	38,758,933

	TOTAL INVESTMENTS — 109.6% (Cost — $262,069,548#)	341,025,729

	Liabilities in Excess of Other Assets — (9.6)%	(29,927,857)

	TOTAL NET ASSETS — 100.0%	$311,097,872

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including investment of collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 3.3%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $263,315,430.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Summary of Investments by Security Sector^
Health Care	22.3%
Industrials	18.6
Information Technology	17.5
Consumer Discretionary	14.6
Energy	5.5
Financials	5.0
Consumer Staples	2.8
Materials	1.8
Telecommunication Services	0.5
Short-Term Investments	11.4

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
COMMON STOCKS — 95.6%
CONSUMER DISCRETIONARY — 15.0%
Auto Components — 1.9%
5,700	Autoliv Inc.	$461,586
41,100	Dana Holding Corp.	861,456
213,625	Modine Manufacturing Co.*	2,783,534

	Total Auto Components	4,106,576

Automobiles — 1.3%
54,229	Thor Industries Inc.	2,778,152

Diversified Consumer Services — 1.5%
153,159	Regis Corp.	2,416,849
47,800	Service Corp. International	864,224

	Total Diversified Consumer Services	3,281,073

Hotels, Restaurants & Leisure — 3.0%
12,500	Brinker International Inc.	499,875
10,100	CEC Entertainment Inc.	408,747
19,300	Cheesecake Factory Inc. (The)	806,161
7,100	Cracker Barrel Old Country Store Inc.	698,782
46,406	International Game Technology	876,609
83,716	International Speedway Corp., Class A Shares	2,594,359
29,000	Texas Roadhouse Inc., Class A Shares	720,650

	Total Hotels, Restaurants & Leisure	6,605,183

Household Durables — 0.5%
6,235	Harman International Industries Inc.	399,165
20,100	Meritage Homes Corp.*	802,392

	Total Household Durables	1,201,557

Leisure Equipment & Products — 1.5%
79,916	Brunswick Corp.	2,905,746
8,651	Sturm Ruger & Co., Inc.(a)	453,053

	Total Leisure Equipment & Products	3,358,799

Media — 1.0%
26,300	Cinemark Holdings Inc.	775,061
34,400	Meredith Corp.(a)	1,479,544

	Total Media	2,254,605

Multiline Retail — 0.4%
21,700	Big Lots Inc.*	768,614

Specialty Retail — 3.1%
26,000	Aaron’s Inc.	703,820
14,700	Buckle Inc. (The)(a)	761,166
29,600	Cato Corp. (The), Class A Shares	744,736
9,600	Children’s Place Retail Stores Inc. (The)*	510,528
29,800	Finish Line Inc. (The), Class A Shares	624,608
8,900	Genesco Inc.*	548,952
11,500	Group 1 Automotive Inc.	882,394
10,200	Guess? Inc.	311,100
14,900	Men’s Wearhouse Inc. (The)	560,985
14,900	Rent-A-Center Inc.	558,899
25,000	Stage Stores Inc.	465,750

	Total Specialty Retail	6,672,938

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
CONSUMER DISCRETIONARY — 15.0% — (continued)
Textiles, Apparel & Luxury Goods — 0.8%
19,500	Hanesbrands Inc.	$1,159,860
11,200	Steven Madden Ltd.*	604,800

	Total Textiles, Apparel & Luxury Goods	1,764,660

	TOTAL CONSUMER DISCRETIONARY	32,792,157

CONSUMER STAPLES — 3.4%
Food & Staples Retailing — 1.2%
13,400	Andersons Inc. (The)	879,844
5,078	Casey’s General Stores Inc.	334,843
13,300	Harris Teeter Supermarkets Inc.	653,695
16,500	Weis Markets Inc.	775,170

	Total Food & Staples Retailing	2,643,552

Food Products — 0.8%
16,400	Cal-Maine Foods Inc.	748,332
10,500	Ingredion Inc.	660,870
9,700	Pinnacle Foods Inc.	262,870

	Total Food Products	1,672,072

Household Products — 1.1%
152,600	Central Garden & Pet Co.*	985,796
236,966	Central Garden & Pet Co., Class A Shares*	1,483,407

	Total Household Products	2,469,203

Tobacco — 0.3%
12,100	Universal Corp.	593,142

	TOTAL CONSUMER STAPLES	7,377,969

ENERGY — 5.7%
Energy Equipment & Services — 2.2%
11,900	Bristow Group Inc.	781,830
61,100	Helix Energy Solutions Group Inc.*	1,529,333
48,600	Patterson-UTI Energy Inc.	952,074
85,500	Precision Drilling Corp.	845,595
14,100	Tidewater Inc.	760,836

	Total Energy Equipment & Services	4,869,668

Oil, Gas & Consumable Fuels — 3.5%
18,200	Berry Petroleum Co., Class A Shares	748,930
10,300	Cimarex Energy Co.	863,243
14,100	CVR Energy Inc.	603,762
13,600	Energen Corp.	901,816
16,300	Jones Energy Inc., Class A Shares*	242,055
44,276	Ship Finance International Ltd.	684,507
8,000	Stone Energy Corp.*	219,200
23,998	Western Refining Inc.	703,861
37,200	Whiting Petroleum Corp.*	1,877,484
21,200	World Fuel Services Corp.	808,780

	Total Oil, Gas & Consumable Fuels	7,653,638

	TOTAL ENERGY	12,523,306

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
FINANCIALS — 21.2%
Capital Markets — 0.6%
19,100	Main Street Capital Corp.(a)	$556,192
16,500	Raymond James Financial Inc.	690,195
1,958	Solar Capital Ltd.	42,978

	Total Capital Markets	1,289,365

Commercial Banks — 7.8%
20,600	Bank of Hawaii Corp.	1,060,900
51,400	Boston Private Financial Holdings Inc.	525,308
62,688	Cathay General Bancorp	1,380,390
32,000	Community Bank System Inc.	1,063,680
20,800	CVB Financial Corp.	264,992
60,685	East West Bancorp Inc.	1,773,824
41,600	First Financial Bancorp	624,000
59,500	First Horizon National Corp.	658,070
32,500	First Interstate Bancsystem Inc., Class A Shares	738,725
34,500	First Midwest Bancorp Inc.	518,535
75,900	First Niagara Financial Group Inc.	766,590
7,378	FirstMerit Corp.	156,118
65,100	Fulton Financial Corp.	787,059
35,141	Hancock Holding Co.	1,129,783
26,700	Independent Bank Corp.	948,117
37,000	NBT Bancorp Inc.	792,540
51,600	Old National Bancorp	678,024
11,600	Prosperity Bancshares Inc.	693,680
18,100	S&T Bancorp Inc.	406,888
26,800	Trustmark Corp.	666,248
34,500	Webster Financial Corp.	912,870
23,400	WesBanco Inc.	671,346

	Total Commercial Banks	17,217,687

Consumer Finance — 0.3%
16,200	Cash America International Inc.	693,036

Insurance — 7.0%
16,900	American Financial Group Inc.	870,857
77,239	AMERISAFE Inc.	2,517,219
32,000	First American Financial Corp.	668,800
16,200	Infinity Property & Casualty Corp.	980,262
288,400	Maiden Holdings Ltd.	3,772,273
79,962	National Interstate Corp.	2,011,044
28,200	Platinum Underwriters Holdings Ltd.	1,629,396
17,200	Protective Life Corp.	718,788
45,600	Selective Insurance Group Inc.	1,045,608
8,100	StanCorp Financial Group Inc.	423,792
18,246	Validus Holdings Ltd.	631,494

	Total Insurance	15,269,533

Real Estate Investment Trusts (REITs) — 4.6%
39,656	American Realty Capital Properties Inc.(a)	531,787
215,096	Ashford Hospitality Trust Inc.	2,480,057
57,064	Brandywine Realty Trust	731,560
40,300	Education Realty Trust Inc.	346,177
46,500	Franklin Street Properties Corp.	566,370
8,400	Government Properties Income Trust	196,392
36,300	Hatteras Financial Corp.	664,290
8,700	Healthcare Realty Trust Inc.	195,663

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
FINANCIALS — 21.2% — (continued)
Real Estate Investment Trusts (REITs) — 4.6% — (continued)
21,800	Highwoods Properties Inc.	$736,404
57,700	Lexington Realty Trust	676,244
20,200	Omega Healthcare Investors Inc.	573,680
25,600	Ramco-Gershenson Properties Trust	370,688
54,117	Retail Properties of America Inc., Class A Shares	721,921
25,723	Starwood Property Trust Inc.	641,274
23,300	Washington Real Estate Investment Trust	567,588

	Total Real Estate Investment Trusts (REITs)	10,000,095

Real Estate Management & Development — 0.3%
18,800	Alexander & Baldwin Inc.*	676,236

Thrifts & Mortgage Finance — 0.6%
29,400	Home Loan Servicing Solutions Ltd.	670,320
31,700	Washington Federal Inc.	662,213

	Total Thrifts & Mortgage Finance	1,332,533

	TOTAL FINANCIALS	46,478,485

HEALTH CARE — 4.6%
Health Care Equipment & Supplies — 3.0%
11,300	Cooper Cos., Inc. (The)	1,475,893
16,400	Haemonetics Corp.*	653,540
34,300	STERIS Corp.	1,402,527
20,200	Teleflex Inc.	1,557,015
20,148	West Pharmaceutical Services Inc.	1,489,945

	Total Health Care Equipment & Supplies	6,578,920

Health Care Providers & Services — 1.2%
39,750	Owens & Minor Inc.(a)	1,355,873
10,500	Universal Health Services Inc., Class B Shares	711,375
24,200	VCA Antech Inc.*	660,418

	Total Health Care Providers & Services	2,727,666

Life Sciences Tools & Services — 0.4%
21,800	PerkinElmer Inc.	784,146

	TOTAL HEALTH CARE	10,090,732

INDUSTRIALS — 23.6%
Aerospace & Defense — 1.4%
9,100	Alliant Techsystems Inc.	880,516
20,700	Curtiss-Wright Corp.	864,432
14,400	Elbit Systems Ltd.	647,424
9,400	Triumph Group Inc.	676,518

	Total Aerospace & Defense	3,068,890

Commercial Services & Supplies — 4.9%
327,728	ACCO Brands Corp.*	2,159,728
42,900	Brink’s Co. (The)	1,108,107
48,600	Ennis Inc.	865,566
25,900	Knoll Inc.	394,457
176,520	Schawk Inc., Class A Shares	2,206,500
7,200	UniFirst Corp.	690,336
15,100	United Stationers Inc.	600,074
117,971	Viad Corp.	2,662,605

	Total Commercial Services & Supplies	10,687,373

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
INDUSTRIALS — 23.6% — (continued)
Construction & Engineering — 1.6%
24,300	Chicago Bridge & Iron Co. NV, Class NY Shares	$1,453,869
150,479	Great Lakes Dredge & Dock Corp.	1,012,724
19,300	KBR Inc.	576,298
24,400	Layne Christensen Co.*	463,844

	Total Construction & Engineering	3,506,735

Electrical Equipment — 2.1%
800	AZZ Inc.*	30,032
22,800	Babcock & Wilcox Co. (The)	706,572
378,500	GrafTech International Ltd.*(a)	2,959,870
13,100	Regal-Beloit Corp.	834,470

	Total Electrical Equipment	4,530,944

Machinery — 9.9%
23,500	Actuant Corp., Class A Shares	839,420
30,400	Altra Holdings Inc.	755,440
1,141	Barnes Group Inc.	35,679
145,594	Briggs & Stratton Corp.	2,779,389
14,100	Crane Co.	809,481
184,310	Douglas Dynamics Inc.	2,591,399
9,500	EnPro Industries Inc.*	541,310
122,700	Harsco Corp.	2,887,131
54,394	ITT Corp.	1,786,843
124,362	John Bean Technologies Corp.	2,724,771
18,100	Kennametal Inc.	769,612
384,969	Mueller Water Products Inc., Class A Shares	2,906,516
27,194	Titan International Inc.	441,631
19,225	Trinity Industries Inc.	811,680
5,400	Valmont Industries Inc.	728,784

	Total Machinery	21,409,086

Marine — 0.5%
6,400	Kirby Corp.*	514,752
21,000	Matson Inc.	559,230

	Total Marine	1,073,982

Road & Rail — 1.5%
16,850	Saia Inc.*	505,669
123,274	Werner Enterprises Inc.	2,840,232

	Total Road & Rail	3,345,901

Trading Companies & Distributors — 1.7%
12,365	GATX Corp.	559,640
17,900	TAL International Group Inc.(a)	766,120
43,800	United Rentals Inc.*	2,398,926

	Total Trading Companies & Distributors	3,724,686

	TOTAL INDUSTRIALS	51,347,597

INFORMATION TECHNOLOGY — 7.8%
Communications Equipment — 0.5%
12,300	Black Box Corp.	326,811
113,000	Brocade Communications Systems Inc.*	836,200

	Total Communications Equipment	1,163,011

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
INFORMATION TECHNOLOGY — 7.8% — (continued)
Computers & Peripherals — 0.3%
22,300	Electronics for Imaging Inc.*	$652,944

Electronic Equipment, Instruments & Components — 2.1%
58,400	AVX Corp.	751,608
16,500	Belden Inc.	935,880
30,500	CTS Corp.	424,560
26,700	Jabil Circuit Inc.	609,294
15,400	Tech Data Corp.*	757,064
85,400	Vishay Intertechnology Inc.*	1,046,150

	Total Electronic Equipment, Instruments & Components	4,524,556

Internet Software & Services — 0.3%
15,300	j2 Global Inc.(a)	753,372

IT Services — 0.7%
25,223	Broadridge Financial Solutions Inc.	750,636
224,656	Lionbridge Technologies Inc.*	788,543

	Total IT Services	1,539,179

Semiconductors & Semiconductor Equipment — 1.3%
43,100	Cirrus Logic Inc.*	969,750
110,600	ON Semiconductor Corp.*	800,744
78,300	RF Micro Devices Inc.*	388,368
50,200	Teradyne Inc.*(a)	770,570

	Total Semiconductors & Semiconductor Equipment	2,929,432

Software — 2.6%
101,600	Compuware Corp.	1,084,072
16,300	Fair Isaac Corp.	816,304
31,249	Mentor Graphics Corp.	692,478
23,900	NetScout Systems Inc.*	593,676
35,100	PTC Inc.*	915,057
2,120	QAD Inc., Class A Shares	26,246
39,800	Synopsys Inc.*	1,443,147

	Total Software	5,570,980

	TOTAL INFORMATION TECHNOLOGY	17,133,474

MATERIALS — 12.0%
Chemicals — 5.8%
16,900	Albemarle Corp.	1,054,053
20,800	Cabot Corp.	831,792
50,300	Chemtura Corp.*	1,102,576
12,100	Cytec Industries Inc.	904,838
31,600	HB Fuller Co.	1,178,364
14,500	Innophos Holdings Inc.	710,065
152,493	Kraton Performance Polymers Inc.*	2,828,744
20,600	Methanex Corp.	957,694
2,820	NewMarket Corp.	773,188
40,635	Olin Corp.	938,669
19,400	Sensient Technologies Corp.	804,324
8,700	Valspar Corp.	540,792

	Total Chemicals	12,625,099

Construction Materials — 1.2%
301,700	Headwaters Inc.*	2,582,552

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
MATERIALS — 12.0% — (continued)
Containers & Packaging — 1.5%
33,700	Berry Plastics Group Inc.*	$775,437
8,200	Rock-Tenn Co., Class A Shares	911,102
14,700	Silgan Holdings Inc.	693,546
21,900	Sonoco Products Co.	815,337

	Total Containers & Packaging	3,195,422

Metals & Mining — 3.2%
47,700	Commercial Metals Co.	709,776
255,400	Globe Specialty Metals Inc.	3,281,890
53,400	HudBay Minerals Inc.	354,042
16,300	Kaiser Aluminum Corp.	1,126,656
13,700	Royal Gold Inc.	795,011
49,000	Steel Dynamics Inc.	747,740

	Total Metals & Mining	7,015,115

Paper & Forest Products — 0.3%
29,400	P.H. Glatfelter Co.	753,228

	TOTAL MATERIALS	26,171,416

TELECOMMUNICATION SERVICES — 0.2%
Diversified Telecommunication Services — 0.2%
48,300	Premiere Global Services Inc.*	467,544

UTILITIES — 2.1%
Electric Utilities — 0.8%
38,192	El Paso Electric Co.	1,313,805
13,352	IDACORP Inc.	639,160

	Total Electric Utilities	1,952,965

Gas Utilities — 0.7%
19,500	Southwest Gas Corp.	912,210
16,000	UGI Corp.	627,200

	Total Gas Utilities	1,539,410

Multi-Utilities — 0.6%
12,500	Black Hills Corp.	600,250
15,100	NorthWestern Corp.	606,567

	Total Multi-Utilities	1,206,817

	TOTAL UTILITIES	4,699,192

	TOTAL COMMON STOCKS (Cost — $145,666,038)	209,081,872

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $145,666,038)	209,081,872

Face Amount
SHORT-TERM INVESTMENTS (b) — 7.9%
COMMERCIAL PAPER — 0.6%
$1,295,000	Abbey National North America LLC, 0.110% due 9/3/13(c) (Cost — $1,294,984)	1,294,984

MONEY MARKET FUND — 3.3%
7,233,830	Invesco STIT — Government & Agency Portfolio(d) (Cost — $7,233,830)	7,233,830

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Face Amount	Security	Value
TIME DEPOSITS — 4.0%
$3,245,967	Banco Santander SA — Germany, 0.030% due 9/3/13	$3,245,967
1,247	BBH — Grand Cayman, 0.030% due 9/3/13	1,247
2,796,226	DNB ASA — Norway, 0.030% due 9/3/13	2,796,226
2,802,200	National Australia Bank Ltd. — Grand Cayman, 0.030% due 9/3/13	2,802,200

	TOTAL TIME DEPOSITS (Cost — $8,845,640)	8,845,640

	TOTAL SHORT-TERM INVESTMENTS (Cost — $17,374,454)	17,374,454

	TOTAL INVESTMENTS — 103.5% (Cost — $163,040,492#)	226,456,326

	Liabilities in Excess of Other Assets — (3.5)%	(7,577,202)

	TOTAL NET ASSETS — 100.0%	$218,879,124

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including investment of collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 4.6%.
(c)	Rate shown represents yield-to-maturity.
(d)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $164,576,647.

Summary of Investments by Security Sector^
Industrials	22.7%
Financials	20.5
Consumer Discretionary	14.5
Materials	11.6
Information Technology	7.5
Energy	5.5
Health Care	4.4
Consumer Staples	3.3
Utilities	2.1
Telecommunication Services	0.2
Short-Term Investments	7.7

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
COMMON STOCKS — 94.0%
Argentina — 0.3%
22,659	MercadoLibre Inc.	$2,689,397

Australia — 1.9%
41,192	Abacus Property Group	82,330
189,187	Amcor Ltd.	1,749,768
300,213	APN News & Media Ltd.*	93,618
211,321	Arrium Ltd.	209,501
796,442	Aspen Group	127,478
177,696	Ausdrill Ltd.	230,253
98,410	Australia & New Zealand Banking Group Ltd.	2,582,645
197	Australian Infrastructure Fund, Class Miscella Shares	3
15,392	Bank of Queensland Ltd.	130,764
144,428	Beach Energy Ltd.	178,309
38,771	BlueScope Steel Ltd.*	171,552
252,563	Brambles Ltd.	1,966,778
146,937	CSG Ltd.	125,457
430,339	Downer EDI Ltd.	1,580,702
332,951	Emeco Holdings Ltd.	52,749
400,953	Grange Resources Ltd.	74,268
1,234,039	Macmahon Holdings Ltd.	140,999
1	Matrix Composites & Engineering Ltd.*	1
59,739	Myer Holdings Ltd.	145,206
62,012	National Australia Bank Ltd.	1,779,494
86,836	Newcrest Mining Ltd.	1,021,697
193,017	Pacific Brands Ltd.	130,346
4,753	Panoramic Resources Ltd.	1,031
16,320	Primary Health Care Ltd.	74,630
14,344	Programmed Maintenance Services Ltd.	32,463
40,216	Seven West Media Ltd.	83,595
3,388	Skilled Group Ltd.	9,385
36,049	Spark Infrastructure Group(a)	51,848
17,806	Tassal Group Ltd.	46,563
301,051	Toll Holdings Ltd.	1,454,403

	Total Australia	14,327,836

Austria — 0.1%
10,351	Austria Technologie & Systemtechnik AG	105,823
10,094	CA Immobilien Anlagen AG*	129,466
11,082	EVN AG	139,785
109	Oesterreichische Post AG	4,529
15,490	Voestalpine AG	660,815

	Total Austria	1,040,418

Belgium — 0.6%
25,857	Anheuser-Busch InBev NV	2,413,397
2,818	Arseus NV	79,954
216	Barco NV	15,427
57	Gimv NV	2,722
724	NV Bekaert SA	25,700
18,389	Recticel SA	117,695
34,404	UCB SA	1,997,275

	Total Belgium	4,652,170

Bermuda — 0.3%
21,672	Catlin Group Ltd.	156,693
41,364	Seadrill Ltd.	1,902,214

	Total Bermuda	2,058,907

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
Brazil — 1.0%
17,999	Cia Brasileira de Distribuição Grupo Pao de Açúcar, Class A Shares, ADR(b)	$739,399
58,130	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	495,849
60,900	Embraer SA, ADR	2,006,655
165,399	Itaú Unibanco Holding SA, ADR	2,012,905
77,734	Natura Cosméticos SA	1,460,561
79,986	Petróleo Brasileiro SA, ADR	1,081,411

	Total Brazil	7,796,780

Canada — 4.6%
22,120	Canadian National Railway Co.	2,070,220
61,568	Canadian Pacific Railway Ltd.	7,225,760
20,112	Dollarama Inc.	1,416,767
73,567	First Quantum Minerals Ltd.	1,219,088
56,245	Imax Corp.(b)*	1,543,363
94,900	Lightstream Resources Ltd.(b)	650,080
118,618	Lululemon Athletica Inc.(b)*	8,402,899
69,328	Potash Corp. of Saskatchewan Inc. (NYSE Shares)(b)	2,054,882
209,874	Suncor Energy Inc.(b)	7,059,100
67,930	Teck Resources Ltd., Class B Shares	1,706,858
25,492	Toronto-Dominion Bank (The)	2,164,568

	Total Canada	35,513,585

China — 2.0%
31,236	Baidu Inc., ADR*	4,233,415
99,000	China XLX Fertiliser Ltd.	23,848
1,871,329	CNOOC Ltd.	3,744,149
5,813,316	Industrial & Commercial Bank of China, Class H Shares	3,795,660
17,100	SINA Corp.*	1,323,882
561,896	Sinopharm Group Co., Class H Shares	1,399,489
30,208	Youku Tudou Inc., ADR*	700,524

	Total China	15,220,967

Denmark — 0.8%
2,794	DFDS AS	184,088
785	GN Store Nord AS	16,111
32,075	Novo Nordisk AS, Class B Shares	5,349,647
2,667	Pandora AS	95,683
5,297	Schouw & Co.	185,895

	Total Denmark	5,831,424

Finland — 0.4%
6,504	Atria PLC, Class A Shares	65,746
13,313	Cramo OYJ	209,013
9,505	Kone OYJ, Class B Shares	775,309
41,090	Oriola-KD OYJ, Class B Shares	124,677
9,828	Outokumpu OYJ*	5,901
14,203	Sanoma OYJ	102,879
16,613	Technopolis OYJ	98,630
141,308	UPM-Kymmene OYJ	1,703,468
1,716	YIT OYJ	23,551

	Total Finland	3,109,174

France — 7.9%
46,479	Acanthe Developpement SA(b)	26,377
32,733	Air Liquide SA	4,290,974
4,305	Altamir	52,314
20,313	Arkema SA	2,049,859

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
France — 7.9% — (continued)
71,490	AXA SA	$1,553,649
117,938	BNP Paribas SA	7,357,191
46	Bourbon SA	1,202
10,612	Casino Guichard Perrachon SA	1,002,835
6,567	Cegid Group	151,848
55,892	Cie de Saint-Gobain	2,606,603
5,642	Cie des Alpes	117,260
40,403	Cie Générale des Établissements Michelin, Class B Shares	3,851,386
21,132	Cie Générale d’Optique Essilor International SA	2,274,199
2,982	Ciments Français SA	182,544
51,145	Derichebourg SA*	156,280
3,292	Eiffage SA	174,311
45	Euler Hermes SA	5,077
945	Groupe Steria SCA	14,187
12,262	Kering	2,764,669
10,534	L’Oréal SA	1,753,372
38,400	LVMH Moët Hennessy Louis Vuitton SA	6,698,811
3,571	Maisons France Confort	118,757
224	Neopost SA	15,647
2,072	Nexity SA	76,163
1,929	Orpea	88,529
47,342	Publicis Groupe SA	3,518,585
3,802	Rallye SA	133,536
13,222	Remy Cointreau SA*	1,388,894
55,658	Safran SA	3,081,754
43,370	Sanofi	4,160,283
36,274	Schneider Electric SA	2,767,945
1,209	Seche Environnement SA	43,708
802	Societe de la Tour Eiffel	48,671
91,874	Societe Generale SA	3,998,737
1,495	Societe Television Francaise 1	19,889
66,080	Total SA	3,650,844
1,779	Valeo SA	133,597
36,045	Vivendi SA	728,551

	Total France	61,059,038

Germany — 8.4%
90,465	Adidas AG	9,548,039
32,563	Allianz SE	4,657,613
3,500	Asian Bamboo AG*	10,512
2,758	Aurubis AG	158,868
26,600	Balda AG	146,346
27,256	BASF SE	2,378,187
22,829	Bayer AG	2,531,239
43,275	Bayerische Motoren Werke AG	4,071,972
315	Bechtle AG	15,238
312	Bilfinger SE	28,806
851	Cewe Color Holding AG	41,510
16,055	Continental AG	2,420,064
41,709	Daimler AG, Class Registered Shares	2,857,143
136,953	Deutsche Bank AG	5,919,543
4,431	Deutsche Beteiligungs AG	112,127
39,918	Deutsche Lufthansa AG*	711,559
8,267	Freenet AG	194,680
64,092	Fresenius Medical Care AG & Co. KGaA	4,160,746
99,379	GEA Group AG	4,009,863

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
Germany — 8.4% — (continued)
4,823	Grammer AG	$172,273
18,320	Hannover Rüeck SE	1,276,100
29,565	HeidelbergCement AG	2,049,840
1,601	Indus Holding AG	51,562
213,243	Infineon Technologies AG	1,930,013
10,432	Jenoptik AG	142,448
508	Leoni AG	27,831
60,030	Metro AG	2,200,074
17,565	Osram Licht AG*	702,112
4,034	Rheinmetall AG	197,486
2,462	Rhoen Klinikum AG	57,102
38,471	SAP AG	2,839,440
20,577	Siemens AG	2,174,690
6,650	Sixt SE	158,660
3,007	Stada Arzneimittel AG	145,268
27,263	Symrise AG	1,190,977
1,463	TUI AG*	16,933
12,844	Volkswagen AG	2,850,863
1,983	Wacker Neuson SE	26,551
6	Wincor Nixdorf AG	376
75,850	Wirecard AG	2,370,459

	Total Germany	64,555,113

Greece — 0.0%
7,389	Eurobank Properties Real Estate Investment Co.*	63,563
2,390	Hellenic Petroleum SA	21,752
34,392	Intralot SA-Integrated Lottery Systems & Services	68,468
4,893	Public Power Corp. SA	46,064

	Total Greece	199,847

Hong Kong — 3.0%
2,384,042	AIA Group Ltd.	10,393,730
45,000	Champion REIT	20,119
147,245	China Mobile Ltd.	1,586,827
288,000	COSCO Pacific Ltd.	422,843
243,500	Dickson Concepts International Ltd.	136,748
490,000	Emperor International Holdings	124,765
229,997	Hong Kong Exchanges & Clearing Ltd.	3,519,962
404,000	Hong Kong Television Network Ltd.	128,613
247,000	Hongkong Land Holdings Ltd.	1,591,617
76,610	Jardine Strategic Holdings Ltd.	2,481,957
84,000	Norstar Founders Group Ltd.(c)(d)*	0
1,204,000	Pacific Andes International Holdings Ltd.	51,917
941,000	Samson Holding Ltd.	126,007
771,000	SJM Holdings Ltd.	1,978,946
110,000	SOCAM Development Ltd.	127,195
476,000	Victory City International Holdings Ltd.	65,636
711,200	VST Holdings Ltd.	133,432

	Total Hong Kong	22,890,314

India — 0.1%
48,398	Tata Motors Ltd., ADR	1,080,243

Indonesia — 0.1%
840,500	Bank Rakyat Indonesia Persero Tbk PT	505,199

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
Ireland — 1.1%
31,778	Accenture PLC, Class A Shares	$2,295,961
14,853	Aer Lingus Group PLC	33,163
869	DCC PLC	34,403
755	FBD Holdings PLC	15,336
70,050	Henderson Group PLC	178,812
57,038	Ryanair Holdings PLC, ADR	2,707,023
80,672	Shire PLC	2,960,354
4,675	Smurfit Kappa Group PLC	94,876
123,151	Total Produce PLC	122,638
19,794	United Drug PLC	103,810

	Total Ireland	8,546,376

Isle of Man — 0.0%
12,751	Playtech Ltd.	133,548
263,234	Redefine International PLC	174,093

	Total Isle of Man	307,641

Israel — 0.6%
52,260	Check Point Software Technologies Ltd.*	2,930,218
8,433	Clal Insurance Enterprises Holdings Ltd.	145,848
30,997	Discount Investment Corp.*	165,447
13,754	Jerusalem Economy Ltd.	112,097
41,866	Teva Pharmaceutical Industries Ltd., ADR	1,600,119

	Total Israel	4,953,729

Italy — 0.4%
9,114	ASTM SpA*	107,738
56,575	Banca Carige SpA(b)*	37,277
16,610	ERG SpA	161,304
4,825	Gtech SpA	135,543
101,726	Immobiliare Grande Distribuzione	104,847
17,924	Indesit Co. SpA	141,447
149,074	Intesa Sanpaolo SpA	291,979
50,368	Italcementi SpA	163,893
12,562	Mediaset SpA*	51,430
68,960	Saipem SpA	1,527,670
22,197	Unipol Gruppo Finanziario SpA	79,913

	Total Italy	2,803,041

Japan — 14.8%
1,500	Aoyama Trading Co., Ltd.	36,950
22,000	ASKA Pharmaceutical Co., Ltd.	155,012
54,000	Astellas Pharma Inc.	2,747,835
6,500	Belluna Co., Ltd.	60,923
121,726	Bridgestone Corp.	3,967,243
165,700	Citizen Holdings Co., Ltd.	1,064,010
10,600	Coca-Cola Central Japan Co., Ltd.	150,896
23,200	Daikin Industries Ltd.	1,110,355
27,000	Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	109,984
2,000	Daishi Bank Ltd. (The)	6,439
14,000	DCM Holdings Co., Ltd.	95,474
36,500	Dena Co., Ltd.(b)	712,341
26,700	East Japan Railway Co.	2,038,451
24,700	EDION Corp.	133,417
54,000	Eighteenth Bank Ltd. (The)	121,470
59,429	FANUC Corp.	9,028,017
8,900	Foster Electric Co., Ltd.	170,481

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
Japan — 14.8% — (continued)
3,400	Funai Electric Co., Ltd.	$33,984
27,000	Fuso Pharmaceutical Industries Ltd.	81,954
25,000	Gunze Ltd.	62,133
12,900	Hakuto Co., Ltd.	116,077
23,000	Hanwa Co., Ltd.	98,931
218	Heiwa Real Estate REIT Inc.	141,400
76,000	Higashi-Nippon Bank Ltd. (The)	161,107
794,000	Hitachi Ltd.	4,749,025
197,000	Honda Motor Co., Ltd.	7,050,524
248	Ichigo Real Estate Investment Corp.	144,855
8,100	Iida Home Max	144,104
18,900	Inabata & Co., Ltd.	161,710
4,500	Itochu Enex Co., Ltd.	22,356
2,400	Itochu-Shokuhin Co., Ltd.	77,627
22,600	Japan Airlines Co., Ltd.	1,192,962
5,204	Japan Exchange Group Inc.	408,236
2,000	Japan Pulp & Paper Co., Ltd.	6,122
46,700	Japan Tobacco Inc.	1,573,463
22,000	Japan Vilene Co., Ltd.	108,698
40,800	Jin Co., Ltd.(b)	1,425,510
44,000	J-Oil Mills Inc.	135,752
107,500	JSR Corp.	1,866,683
4,100	Kaga Electronics Co., Ltd.	32,727
60,371	KDDI Corp.	2,869,918
3,000	Keihin Corp.	43,155
37	Kenedix Realty Investment Corp., Class A Shares	139,176
2,800	Kissei Pharmaceutical Co., Ltd.	56,632
9,600	Kohnan Shoji Co., Ltd.	102,736
182,055	Komatsu Ltd.	3,959,624
175,848	Kubota Corp.	2,367,179
101,000	Kurabo Industries Ltd.	158,647
118,000	Kuraray Co., Ltd.	1,301,737
10,400	Kuroda Electric Co., Ltd.	138,421
42,000	Kyodo Printing Co., Ltd.	107,286
4,300	Kyokuto Securities Co., Ltd.	66,764
300	KYORIN Holdings Inc.	6,403
39,000	Maruzen Showa Unyu Co., Ltd.	120,954
74,000	Mie Bank Ltd. (The)	145,593
9,000	Mimasu Semiconductor Industry Co., Ltd.	74,635
16,300	Mirait Holdings Corp.	127,954
180,200	Mitsubishi Corp.	3,360,950
34,000	Mitsui Home Co., Ltd.	159,709
45,000	Miyazaki Bank Ltd. (The)	129,987
1,550,200	Mizuho Financial Group Inc.	3,149,059
16,100	Namura Shipbuilding Co., Ltd.	152,837
2,000	Nice Holdings Inc.	4,719
57,000	Nihon Yamamura Glass Co., Ltd.	97,806
25,000	Nippon Flour Mills Co., Ltd.	121,565
106,900	Nippon Light Metal Holdings Co., Ltd.	135,068
10,700	Nippon Paper Industries Co., Ltd.	145,107
46,000	Nippon Steel Trading Co., Ltd.(b)	141,595
36,100	Nippon Telegraph & Telephone Corp.	1,836,696
18,600	Nipro Corp.	159,425
52,000	Nishimatsu Construction Co., Ltd.	118,765
557,500	Nissan Motor Co., Ltd.	5,494,912
23,000	Nisshin Oillio Group Ltd. (The)	79,138

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
Japan — 14.8% — (continued)
9,300	Nisshin Steel Holdings Co., Ltd.	$103,690
32,000	Nissin Corp.	85,966
59,450	NKSJ Holdings Inc.(b)	1,443,330
1,000	Nohmi Bosai Ltd.	7,870
9,000	NTN Corp.*	32,941
14,600	Onoken Co., Ltd.	139,205
6,300	Otsuka Kagu Ltd.	63,356
11,600	Paltac Corp.	149,437
41	Premier Investment Corp.	153,787
223,600	Rakuten Inc.	2,734,674
7,500	Ryosan Co., Ltd.	126,185
2,400	Ryoyo Electro Corp.	19,450
15,500	S Foods Inc.	137,047
46,000	Sakai Chemical Industry Co., Ltd.	135,266
11,000	San-Ai Oil Co., Ltd.	44,086
25,000	Sanki Engineering Co., Ltd.	138,095
11,700	Sanshin Electronics Co., Ltd.	69,307
22,000	Sanyo Shokai Ltd.	55,141
37,200	SCSK Corp.	862,170
14,100	Seiko Epson Corp.	197,103
383,000	Sekisui Chemical Co., Ltd.	3,497,488
132,000	Sekisui House Ltd.	1,588,742
13,000	Senshukai Co., Ltd.	111,322
92,600	Seven & I Holdings Co., Ltd.	3,166,399
16,200	Shinko Shoji Co., Ltd.	137,625
6,000	Showa Corp.	74,562
15,000	Sinanen Co., Ltd.	54,613
15,900	SMC Corp.	3,313,417
46,910	Softbank Corp.	2,926,391
55,900	Start Today Co., Ltd.	1,246,557
54,000	Sumikin Bussan Corp.	174,531
155,500	Sumitomo Mitsui Financial Group Inc.	6,879,164
801,342	Sumitomo Mitsui Trust Holdings Inc.	3,459,011
48,200	Suntory Beverage & Food Ltd.*	1,724,846
122,800	Suzuki Motor Corp.	2,617,894
1,500	Takasago Thermal Engineering Co., Ltd.	11,866
36,000	Takiron Co., Ltd.	148,838
10,000	Tochigi Bank Ltd. (The)	35,022
200	Tokai Tokyo Financial Holdings Inc.	1,364
20,000	Tokyo Energy & Systems Inc.	95,410
20,000	Tosoh Corp.	70,985
5,000	Toyo Kohan Co., Ltd.	17,208
92,700	Toyota Motor Corp.	5,597,660
11,400	TSI Holdings Co., Ltd.	74,064
28,400	Tsumura & Co.	759,584
42,000	Uchida Yoko Co., Ltd.	113,695
7,500	UKC Holdings Corp.	124,334
16,800	Unicharm Corp.	867,509
22,300	UNY Group Holdings Co., Ltd.	141,869
5,600	Vital KSK Holdings Inc.	37,245
5,600	Yachiyo Bank Ltd. (The)	163,338
19,000	Yodogawa Steel Works Ltd.	76,654
7,500	Yokohama Reito Co., Ltd.	60,396
2,000	Yurtec Corp.	6,236

	Total Japan	114,653,335

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
Jersey, Channel Islands — 0.0%
19,186	Phoenix Group Holdings	$222,168

Luxembourg — 0.0%
1,234	GAGFAH SA*	15,072

Malaysia — 0.1%
338,900	Tenaga Nasional Bhd	900,296

Mauritius — 0.0%
85,297	Essar Energy PLC*	168,217

Mexico — 0.4%
156,198	Grupo Financiero Banorte SAB de CV, Class O Shares	963,570
828,300	Wal-Mart de Mexico SAB de CV, Class V Shares	1,987,485

	Total Mexico	2,951,055

Netherlands — 4.9%
520	ASM International NV	16,212
99,944	ASML Holding NV	8,745,699
13,971	BE Semiconductor Industries NV	149,320
9,867	BinckBank NV	85,878
55,840	Delta Lloyd NV	1,064,810
2,022	Heijmans NV	20,071
44,685	Heineken NV(b)	3,058,561
810,397	ING Groep NV*	8,810,315
108,219	Koninklijke Ahold NV	1,722,470
2,356	Nieuwe Steen Investments NV	15,884
1,484	PostNL NV*	5,222
198,085	Reed Elsevier NV	3,568,727
46,520	Royal Dutch Shell PLC, Class A Shares	1,503,444
121,863	Royal Dutch Shell PLC, Class B Shares	4,094,124
823	SBM Offshore NV*	16,120
2,044	Vastned Retail NV	84,813
96	Wereldhave NV	6,381
156,542	Yandex NV, Class A Shares*	5,009,344

	Total Netherlands	37,977,395

New Zealand — 0.0%
88,078	Air New Zealand Ltd.	96,580
19,534	Goodman Property Trust	15,811
128,151	New Zealand Oil & Gas Ltd.	84,631
5,422	Nuplex Industries Ltd.	13,346
3,257	Ryman Healthcare Ltd.	16,967

	Total New Zealand	227,335

Norway — 0.8%
22	Aker ASA, Class A Shares	664
26,515	Austevoll Seafood ASA	143,960
128,888	BW Offshore Ltd.	152,586
201,245	DNB ASA	3,116,694
1,582	Fred Olsen Energy ASA	73,041
46,964	Kvaerner ASA	74,018
6,281	Leroy Seafood Group ASA	153,908
20,048	SpareBank 1 SMN	159,521
85,304	Statoil ASA	1,868,439
3,608	Storebrand ASA*	20,102
38,342	Telenor ASA	795,202

	Total Norway	6,558,135

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
Portugal — 0.5%
174,386	Jeronimo Martins SGPS SA	$3,382,957
23,313	Mota-Engil SGPS SA	84,325
69,415	Sonaecom — SGPS SA	163,970

	Total Portugal	3,631,252

Singapore — 1.4%
191,000	Amtek Engineering Ltd.	70,278
253,000	Cambridge Industrial Trust	126,486
41,857	Cape PLC	164,135
311,000	Chip Eng Seng Corp., Ltd.	160,628
317,000	DBS Group Holdings Ltd.	3,914,837
1,232,000	Global Logistic Properties Ltd.	2,597,056
106,000	K1 Ventures Ltd.	15,692
15,000	Keppel REIT	13,963
7,000	OUE Ltd.	15,042
145,000	Sabana Shari’ah Compliant Industrial Real Estate Investment Trust	125,845
531,000	SembCorp. Industries Ltd.	2,026,104
36,000	Suntec Real Estate Investment Trust	42,467
1,000	Swiber Holdings Ltd.	487
105,000	United Overseas Bank Ltd.	1,631,805
9,000	Venture Corp., Ltd.	53,540
93,000	Wing Tai Holdings Ltd.	153,290

	Total Singapore	11,111,655

South Africa — 0.5%
42,235	Naspers Ltd., Class N Shares	3,492,991

South Korea — 1.7%
6,260	Hyundai Motor Co.	1,396,585
29,583	Kia Motors Corp.	1,780,691
10,792	LG Corp.	648,564
2,914	Lotte Shopping Co., Ltd.	892,377
11,209	POSCO, ADR(b)	807,272
5,101	Samsung Electronics Co., Ltd.	6,261,158
48,780	Samsung Heavy Industries Co., Ltd.	1,725,448

	Total South Korea	13,512,095

Spain — 1.0%
47,571	Abengoa SA, Class B Shares	123,907
80,841	Abertis Infraestructuras SA	1,423,731
39,701	Amadeus IT Holding SA, Class A Shares	1,279,942
285,298	Banco Bilbao Vizcaya Argentaria SA	2,715,525
11,323	Bankinter SA	50,559
1,102	Bolsas y Mercados Españoles SA	31,942
1,724	Corp Financiera Alba SA	89,638
4,354	Grupo Catalana Occidente SA	112,537
11,059	Inditex SA	1,459,820
1,758	Mediaset Espana Comunicacion SA*	17,144
19,814	Papeles y Cartones de Europa SA	86,128

	Total Spain	7,390,873

Sweden — 1.1%
12,545	B&B Tools AB, Class B Shares	162,114
2,778	Bilia AB, Class A Shares	51,906
7,040	BillerudKorsnas AB	63,872
2,139	Fabege AB	22,243
94,811	Hennes & Mauritz AB, Class B Shares	3,476,090

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
Sweden — 1.1% — (continued)
81,994	Hexagon AB, Class B Shares	$2,348,352
550	Holmen AB, Class B Shares	15,782
4,794	JM AB	123,186
36,181	Klovern AB	144,394
152,690	Meda AB, Class A Shares	1,678,250
130	NCC AB, Class A Shares	3,428
6,151	NCC AB, Class B Shares	160,651
23,231	New Wave Group AB, Class B Shares	126,741
28,794	Peab AB	159,658
13,538	SSAB AB	79,592

	Total Sweden	8,616,259

Switzerland — 10.8%
15,104	Adecco SA*	948,494
12,752	Ascom Holding AG*	173,800
4,651	BKW AG	152,803
227,376	Credit Suisse Group AG*	6,532,047
515	GAM Holding AG*	9,049
934,905	Glencore Xstrata PLC*	4,414,244
439	Helvetia Holding AG	187,965
1,725	Implenia AG*	96,208
124,570	Julius Baer Group Ltd.*	5,479,752
9,811	Kudelski SA	130,090
51,065	Lonza Group AG, Registered Shares*	3,613,038
189,094	Nestlé SA	12,378,818
137,180	Novartis AG	9,993,196
148	PSP Swiss Property AG*	12,694
76,061	Roche Holding AG	18,954,002
1,250	Siegfried Holding AG*	189,996
86	St Galler Kantonalbank AG	33,748
7,927	Swatch Group AG (The)	4,552,958
14,071	Syngenta AG	5,511,167
322	Tecan Group AG	33,154
319,692	UBS AG*	6,178,341
839	Valora Holding AG	170,109
484	Vontobel Holding AG	17,876
14,446	Zurich Insurance Group AG*	3,590,090

	Total Switzerland	83,353,639

Taiwan — 0.9%
498,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,652,211
319,660	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	5,293,569

	Total Taiwan	6,945,780

Thailand — 0.2%
176,800	Bangkok Bank PCL, NVDR	977,332
191,400	Kasikornbank PCL, NVDR	939,198

	Total Thailand	1,916,530

United Kingdom — 19.8%
13,623	Aero Inventory PLC(c)(d)*	0
53,774	African Barrick Gold PLC	158,063
62,377	AMEC PLC	1,002,639
23,535	Amlin PLC	142,799
1,396	Anglo Pacific Group PLC	4,233
182,765	ARM Holdings PLC	2,457,482
281,160	Aviva PLC	1,682,458

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
United Kingdom — 19.8% — (continued)
127,219	Avocet Mining PLC*	$42,807
12,727	Balfour Beatty PLC	48,514
964,443	Barclays PLC	4,214,483
18,000	Barratt Developments PLC*	84,415
6,790	BBA Aviation PLC	32,296
4,121	Bellway PLC	85,494
1,766	Berendsen PLC	23,523
359,341	BG Group PLC	6,821,120
214,165	BHP Billiton PLC	6,222,264
9,000	Big Yellow Group PLC	56,390
461,777	BP PLC	3,179,161
71,621	British American Tobacco PLC	3,606,581
238,014	Britvic PLC	2,111,304
2,855	Bumi PLC*	9,611
85,848	Burberry Group PLC	2,037,323
1,372	Cairn Energy PLC*	5,784
94,219	Capita PLC	1,389,836
49,650	Carillion PLC	220,064
79,303	Carnival PLC	2,959,179
727,374	Centrica PLC	4,342,471
17,718	Chesnara PLC	71,864
34,146	Chime Communications PLC	162,918
23,002	Computacenter PLC	179,376
24,592	CSR PLC	189,845
17,329	Dairy Crest Group PLC	135,117
99,272	Debenhams PLC	164,483
230,552	Diageo PLC	7,061,143
142,215	Domino’s Pizza Group PLC	1,245,278
10,940	Drax Group PLC	118,112
29,244	DS Smith PLC	116,338
619	easyJet PLC	11,808
2,618	Electrocomponents PLC	10,485
50,939	Firstgroup PLC	90,271
3,542	Galliford Try PLC	52,221
108,192	GlaxoSmithKline PLC	2,753,025
7,000	Great Portland Estates PLC	57,764
8,581	Greene King PLC	110,715
22,163	Halfords Group PLC	124,120
11,584	Hargreaves Services PLC	145,429
987	Hikma Pharmaceuticals PLC	15,483
91,363	Home Retail Group PLC	201,345
436,703	HSBC Holdings PLC	4,605,799
819,668	HSBC Holdings PLC, London Shares	8,570,231
9,290	Hunting PLC	117,707
519	Immunodiagnostic Systems Holdings PLC	3,424
26,621	Inchcape PLC	242,574
149,071	InterContinental Hotels Group PLC	4,175,652
19,410	Intermediate Capital Group PLC	131,325
11,178	Interserve PLC	96,666
10,591	John Wood Group PLC	131,980
4,098	Kazakhmys PLC	19,115
9,076	Keller Group PLC	155,856
1,078,464	Kingfisher PLC	6,423,485
26,790	Laird PLC	89,191
80,008	Liberty Global PLC*	5,882,988
33,700	Liberty Global PLC, Class A Shares*	2,617,816

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
United Kingdom — 19.8% — (continued)
103,511	Lookers PLC	$195,331
103,635	Man Group PLC	130,372
5,558	Mapeley Ltd.(c)(d)*	0
46,520	Marston’s PLC	112,343
72,684	Mecom Group PLC	42,167
875	Millennium & Copthorne Hotels PLC	7,459
17,997	Mondi PLC	276,891
13,698	Morgan Sindall Group PLC	143,539
2,971	N Brown Group PLC	24,866
51,835	National Express Group PLC	211,705
43,853	Pace PLC	193,963
114,480	Pearson PLC	2,251,021
1,897	Persimmon PLC*	32,253
87,202	Petropavlovsk PLC	143,000
700,402	Premier Oil PLC	3,898,638
241,568	Prudential PLC	4,028,678
57,789	Reckitt Benckiser Group PLC	3,920,298
106,030	Rio Tinto PLC	4,778,302
489,875	Rolls-Royce Holdings PLC*	8,427,415
52,009	SABMiller PLC	2,473,356
160,671	Smith & Nephew PLC	1,864,246
25,319	St. Ives PLC	64,064
275,954	Standard Chartered PLC	6,147,915
89,500	Standard Chartered PLC	2,003,924
11,250	Stobart Group Ltd.	20,015
329	Synergy Health PLC	5,634
7,838	TalkTalk Telecom Group PLC	28,920
55,214	Taylor Wimpey PLC	84,906
332,546	Telecity Group PLC	4,216,043
18,183	Thomas Cook Group PLC*	39,663
11,332	Trinity Mirror PLC*	20,881
616	Tullett Prebon PLC	3,256
109,009	Tullow Oil PLC	1,699,915
63,155	Unilever PLC	2,402,540
1,589,311	Vodafone Group PLC	5,113,560
51,169	Weir Group PLC (The)	1,721,752
15,897	William Hill PLC	102,112
408,990	WM Morrison Supermarkets PLC	1,836,177
6,875	Workspace Group PLC	47,033
227,268	WPP PLC	4,201,560

	Total United Kingdom	152,136,956

United States — 1.5%
7,338	MasterCard Inc., Class A Shares	4,447,415
41,977	Schlumberger Ltd.	3,397,618
49,394	Yum! Brands Inc.	3,458,568

	Total United States	11,303,601

	TOTAL COMMON STOCKS (Cost — $643,361,195)	726,225,838

PREFERRED STOCKS — 0.0%
Germany — 0.0%
63	Draegerwerk AG & Co. KGaA, 0.950%	7,566

Italy — 0.0%
26,198	Unipol Gruppo Finanziario SpA, 6.770%	78,701

	TOTAL PREFERRED STOCKS (Cost — $98,257)	86,267

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares		Security	Value
WARRANTS — 0.2%
Luxembourg — 0.2%
530,083		Idea Cellular Ltd., expires 3/13/17 (Restricted)(a)*	$1,272,199

		TOTAL WARRANTS (Cost — $840,128)	1,272,199

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $644,299,580)	727,584,304

Face Amount†
SHORT-TERM INVESTMENTS (e) — 8.7%
MONEY MARKET FUND — 3.2%
$24,468,418		Invesco STIT — Government & Agency Portfolio(f) (Cost — $24,468,418)	24,468,418

TIME DEPOSITS — 5.5%
		BBH — Grand Cayman:
139,733	CHF	0.001% due 9/2/13	150,025
3,132	SGD	0.005% due 9/2/13	2,455
1,732,389	HKD	0.005% due 9/2/13	223,393
100,703	JPY	0.005% due 9/2/13	1,025
2	GBP	0.070% due 9/2/13	3
31,990	SEK	0.174% due 9/2/13	4,821
2	NOK	0.500% due 9/2/13	0
13	AUD	1.665% due 9/2/13	11
1	NZD	1.700% due 9/2/13	1
297	CAD	0.285% due 9/3/13	282
		Citibank — London:
370,489	EUR	0.001% due 9/2/13	488,917
4,444,912	JPY	0.005% due 9/2/13	45,252
128,310	GBP	0.070% due 9/2/13	198,502
2,623,797		National Australia Bank Ltd. — Grand Cayman, 0.030% due 9/3/13	2,623,797
24,170,556		Societe Generale — France, 0.030% due 9/3/13	24,170,556
14,671,176		U.S. Bank — Grand Cayman, 0.030% due 9/3/13	14,671,176

		TOTAL TIME DEPOSITS (Cost — $42,580,216)	42,580,216

		TOTAL SHORT-TERM INVESTMENTS (Cost — $67,048,634)	67,048,634

		TOTAL INVESTMENTS — 102.9% (Cost — $711,348,214#)	794,632,938

		Liabilities in Excess of Other Assets — (2.9)%	(21,984,243)

		TOTAL NET ASSETS — 100.0%	$772,648,695

*	Non-income producing security.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	All or a portion of this security is on loan (See Note 1).
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(d)	Illiquid security.
(e)	Inclusive of all short term holdings, including investment of collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 5.5%.
(f)	Represents investment of collateral received from securities lending transactions.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
#	Aggregate cost for federal income tax purposes is $722,133,615.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NVDR	— Non-Voting Depositary Receipt
NZD	— New Zealand Dollar
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar

Summary of Investments by Security Sector^
Financials	19.5%
Consumer Discretionary	18.9
Industrials	11.4
Information Technology	9.2
Health Care	8.9
Consumer Staples	8.3
Materials	6.3
Energy	6.1
Telecommunication Services	2.2
Utilities	0.8
Short-Term Investments	8.4

100.0%

^	As a percentage of total investments.

For details of other financial instruments held by this Fund, refer to Note 3.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value
COMMON STOCKS — 95.6%
Argentina — 0.3%
63,879	YPF SA, ADR(a)	$1,078,278

Brazil — 12.1%
147,700	Banco Bradesco SA, ADR	1,716,274
414,385	Banco do Brasil SA	4,008,635
276,100	BB Seguridade Participações SA	2,229,426
737,574	BM&FBovespa SA	3,618,609
207,900	CCR SA	1,513,824
164,660	Cia de Bebidas das Américas, ADR	5,726,875
61,300	Cia Hering	820,935
293,177	Cielo SA	7,186,850
429,900	Cyrela Brazil Realty SA Empreendimentos e Participações	2,836,230
189,000	EDP — Energias do Brasil SA	848,725
330,600	Estacio Participações SA	2,436,402
198,700	Gerdau SA, ADR	1,426,666
71,526	Grupo BTG Pactual	813,495
69,900	Localiza Rent a Car SA	913,812
692,800	Marcopolo SA	1,930,623
77,200	Natura Cosméticos SA	1,450,527
157,500	Petróleo Brasileiro SA, Class A Shares, ADR	2,245,950
325,200	Souza Cruz SA	3,412,024
110,587	Totvs SA	1,735,790
254,300	Vale SA, Class B Shares, ADR(a)	3,664,463

	Total Brazil	50,536,135

Chile — 0.2%
24,208	Sociedad Quimica y Minera de Chile SA, ADR	627,229

China — 7.7%
278,500	AAC Technologies Holdings Inc.	1,258,978
5,321,000	Agricultural Bank of China Ltd., Class H Shares	2,274,176
42,925	Baidu Inc., ADR*	5,817,624
7,482,380	China Construction Bank Corp., Class H Shares	5,464,927
928,000	China Merchants Bank Co., Ltd., Class H Shares	1,592,820
4,042,000	China National Materials Co., Ltd., Class H Shares(a)	835,522
1,029,000	CNOOC Ltd.	2,058,820
1,476,000	Daphne International Holdings Ltd.(a)	941,160
903,000	First Tractor Co., Ltd., Class H Shares	551,785
27,600	NetEase Inc., ADR	1,952,424
341,500	Ping An Insurance Group Co. of China Ltd., Class H Shares	2,392,027
194,866	Tsingtao Brewery Co., Ltd., Class H Shares	1,441,355
244,800	Weichai Power Co., Ltd., Class H Shares	884,588
1,025,000	Zhuzhou CSR Times Electric Co., Ltd., Class H Shares	3,213,223
1,554,200	Zoomlion Heavy Industry Science & Technology Co., Ltd., Class H Shares(a)	1,205,336

	Total China	31,884,765

Colombia — 2.0%
30,100	Bancolombia SA, ADR(a)	1,657,607
29,844	Ecopetrol SA, ADR(a)	1,332,833
284,700	Pacific Rubiales Energy Corp.	5,375,973

	Total Colombia	8,366,413

Cyprus — 1.3%
41,134	Eurasia Drilling Co., Ltd., GDR	1,583,688
272,031	Globaltrans Investment PLC, GDR	3,621,091

	Total Cyprus	5,204,779

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value
Egypt — 0.4%
194,985	Commercial International Bank Egypt SAE Registered Shares, GDR	$926,178
42,645	Eastern Tobacco	543,315

	Total Egypt	1,469,493

Hong Kong — 6.4%
63,413	China Mobile Ltd., ADR(a)	3,422,400
1,561,000	China State Construction International Holdings Ltd.	2,512,470
66,500	Dairy Farm International Holdings Ltd.(a)	678,605
2,725,600	Hengdeli Holdings Ltd.(a)	621,817
1,812,200	Huabao International Holdings Ltd.	806,212
453,506	Link REIT	2,075,572
635,325	Power Assets Holdings Ltd.	5,460,018
1,192,041	Sands China Ltd.	6,817,666
1,200,500	Techtronic Industries Co.	2,920,804
1,307,000	Vinda International Holdings Ltd.(a)	1,332,263

	Total Hong Kong	26,647,827

Hungary — 0.4%
100,290	OTP Bank PLC	1,861,804

India — 11.2%
185,228	Asian Paints Ltd.	1,182,609
67,752	Axis Bank Ltd.	861,575
47,930	Axis Bank Ltd., GDR	590,498
35,954	Bajaj Auto Ltd.	998,875
480,313	Cairn India Ltd.	2,357,961
290,533	Cipla Ltd.	1,846,857
35,561	Colgate-Palmolive India Ltd.	650,752
77,918	Havells India Ltd.	711,267
588,300	HDFC Bank Ltd.	5,300,973
58,700	HDFC Bank Ltd., ADR	1,701,126
520,772	Hindustan Unilever Ltd.	5,010,246
513,600	Housing Development Finance Corp.	5,648,589
92,300	ICICI Bank Ltd., ADR	2,401,646
1,410,195	ITC Ltd.	6,657,520
130,200	Kotak Mahindra Bank Ltd.	1,282,377
75,936	Maruti Suzuki India Ltd.	1,437,769
27,250	Nestle India Ltd.	2,041,376
179,859	NTPC Ltd.	356,312
191,356	Shriram Transport Finance Co., Ltd.	1,506,574
329,698	Sun Pharmaceutical Industries Ltd.*	2,614,523
37,484	Tata Consultancy Services Ltd.	1,156,210
10,539	United Spirits Ltd.	352,039

	Total India	46,667,674

Indonesia — 3.6%
1,657,500	Astra International Tbk PT	916,731
1,754,383	Bank Central Asia Tbk PT	1,446,749
3,419,162	Bank Mandiri Persero Tbk PT	2,217,630
3,104,000	Bank Rakyat Indonesia Persero Tbk PT	1,865,720
1,377,767	Semen Indonesia Persero Tbk PT	1,579,468
7,668,450	Telekomunikasi Indonesia Persero Tbk PT	1,536,151
65,400	Telekomunikasi Indonesia Persero Tbk PT, ADR(a)	2,423,723
622,011	Unilever Indonesia Tbk PT	1,762,790
743,878	United Tractors Tbk PT	1,071,165
619,200	XL Axiata Tbk PT	253,690

	Total Indonesia	15,073,817

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value
Jersey, Channel Islands — 0.6%
16,256	Randgold Resources Ltd.	$1,270,891
16,643	Randgold Resources Ltd., ADR	1,298,487

	Total Jersey, Channel Islands	2,569,378

Luxembourg — 0.2%
22,532	Oriflame Cosmetics SA	658,102

Macau — 0.4%
610,200	Wynn Macau Ltd.	1,853,049

Malaysia — 2.3%
103,186	British American Tobacco Malaysia Bhd	1,952,583
34,500	Genting Bhd	98,027
1,388,500	Genting Malaysia Bhd	1,774,304
1,008,538	Malayan Banking Bhd	3,061,375
516,300	Public Bank Bhd	2,674,182

	Total Malaysia	9,560,471

Mexico — 6.4%
9,900	Coca-Cola Femsa SAB de CV, ADR	1,188,198
41,856	Fomento Económico Mexicano SAB de CV, ADR	3,950,369
1,222,000	Genomma Lab Internacional SAB de CV, Class B Shares*	2,652,687
322,990	Grupo Financiero Banorte SAB de CV, Class O Shares	1,992,493
290,055	Grupo Financiero Santander Mexico SAB de CV, ADR	3,956,350
360,471	Grupo México SAB de CV, Class B Shares	1,032,524
125,432	Grupo Televisa SAB, ADR	3,154,615
84,796	Industrias Peñoles SAB de CV	2,575,115
454,300	Kimberly-Clark de México SAB de CV, Class A Shares	1,296,175
23,254	Promotora y Operadora de Infraestructura SAB de CV*	230,164
1,944,122	Wal-Mart de Mexico SAB de CV, Class V Shares	4,664,873

	Total Mexico	26,693,563

Netherlands — 1.6%
51,056	OCI*	2,425,538
132,649	Yandex NV, Class A Shares*	4,244,768

	Total Netherlands	6,670,306

Pakistan — 0.6%
448,462	Oil & Gas Development Co., Ltd.	1,062,147
549,930	Pakistan Petroleum Ltd.	1,245,894

	Total Pakistan	2,308,041

Peru — 0.5%
65,312	Cia de Minas Buenaventura SA, ADR	824,891
10,300	Credicorp Ltd.	1,248,772

	Total Peru	2,073,663

Philippines — 1.1%
37,900	Philippine Long Distance Telephone Co., ADR	2,400,965
144,050	SM Investments Corp.	2,154,412

	Total Philippines	4,555,377

Qatar — 0.3%
25,019	Qatar Electricity & Water Co.	1,085,952

Russia — 6.7%
152,587	Alliance Oil Co., Ltd.*	1,093,472
320,216	Gazprom OAO, ADR	2,512,820
17,402	Lukoil OAO, ADR	1,007,032

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value
Russia — 6.7% — (continued)
24,173	Magnit OJSC, GDR(b)	$1,341,602
52,514	MegaFon OAO, GDR(b)	1,774,973
183,200	Mobile Telesystems OJSC, ADR	3,876,512
31,924	NovaTek OAO, GDR	3,819,730
2,305,900	Sberbank of Russia	6,176,964
159,206	TMK OAO, GDR	2,049,651
338,910	TNK-BP Holding*	508,365
435	VTB Bank OJSC	1
751,586	VTB Bank OJSC, GDR	1,989,036
88,257	X5 Retail Group NV, GDR*	1,429,349

	Total Russia	27,579,507

Singapore — 0.5%
180,000	DBS Group Holdings Ltd.	2,222,936

South Africa — 5.4%
108,516	Barloworld Ltd.	927,226
84,710	Bidvest Group Ltd.	2,087,449
98,983	Exxaro Resources Ltd.	1,566,958
48,011	Imperial Holdings Ltd.	974,570
81,116	MTN Group Ltd.	1,485,443
64,053	Nedbank Group Ltd.	1,177,157
274,800	PPC Ltd.	793,738
144,024	Remgro Ltd.	2,625,538
265,359	Sanlam Ltd.	1,190,704
146,755	Shoprite Holdings Ltd.	2,305,613
181,151	Standard Bank Group Ltd.	2,022,022
60,819	Tiger Brands Ltd.	1,675,273
93,434	Truworths International Ltd.	747,057
126,470	Vodacom Group Ltd.	1,430,866
186,279	Woolworths Holdings Ltd.	1,238,651

	Total South Africa	22,248,265

South Korea — 7.4%
37,073	Coway Co., Ltd.	1,963,832
269,098	Hanwha Life Insurance Co., Ltd.	1,575,771
11,096	Hyundai Mobis	2,774,732
51,930	Kangwon Land Inc.	1,286,967
68,680	KB Financial Group Inc.	2,194,993
28,386	Kia Motors Corp.	1,708,640
31,411	KT&G Corp.	2,047,682
4,120	LG Household & Health Care Ltd.	1,814,747
2,950	NAVER Corp.	1,179,674
1,357	NHN Entertainment Corp.*	132,641
1,610	Orion Corp.	1,426,549
7,079	Samsung Electronics Co., Ltd.	8,689,029
100,360	Shinhan Financial Group Co., Ltd.	3,697,882

	Total South Korea	30,493,139

Spain — 0.5%
245,636	Cemex Latam Holdings SA*	1,905,874

Taiwan — 3.3%
307,100	Catcher Technology Co., Ltd.	1,451,019
257,380	Hiwin Technologies Corp.	1,674,408
292,629	Hon Hai Precision Industry Co., Ltd., GDR*	1,553,860
305,000	MediaTek Inc.	3,713,315
253,815	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4,203,177

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value
Taiwan — 3.3% — (continued)
115,600	TPK Holding Co., Ltd.	$1,217,418

	Total Taiwan	13,813,197

Thailand — 2.6%
116,100	Advanced Info Service PCL	866,687
301,900	Bangkok Bank PCL	1,686,481
47,800	Bangkok Dusit Medical Services PCL, Class F Shares	191,795
2,339,000	CP ALL PCL	2,382,651
369,000	Kasikornbank PCL	1,808,957
272,464	PTT Exploration & Production PCL	1,411,050
86,700	Siam Cement PCL	1,067,907
3,452,000	Thai Beverage PCL	1,284,126

	Total Thailand	10,699,654

Turkey — 2.8%
357,322	Akbank TAS	1,188,153
381,506	Aselsan Elektronik Sanayi Ve Ticaret AS	1,356,103
37,900	BIM Birlesik Magazalar AS	695,763
8,314	Coca-Cola Icecek AS	194,423
1,297,060	Emlak Konut Gayrimenkul Yatirim Ortakligi AS, Class REIT Shares	1,507,967
355,269	KOC Holding AS	1,435,712
84,200	Pegasus Hava Tasimaciligi AS*	1,148,188
192,214	TAV Havalimanlari Holding AS	1,037,699
283,391	Turkcell Iletisim Hizmetleri AS*	1,481,584
713,215	Türkiye Is Bankasi, Class C Shares	1,662,208

	Total Turkey	11,707,800

United Kingdom — 6.0%
199,747	British American Tobacco PLC	10,119,398
545,853	HSBC Holdings PLC	5,756,977
152,439	SABMiller PLC	7,268,697
74,046	Standard Chartered PLC	1,651,114

	Total United Kingdom	24,796,186

United States — 0.8%
29,600	First Cash Financial Services Inc.*	1,635,992
43,500	Freeport-McMoRan Copper & Gold Inc.	1,314,570
140,660	Samsonite International SA	363,160

	Total United States	3,313,722

	TOTAL COMMON STOCKS (Cost — $401,009,530)	396,226,396

RIGHTS — 0.0%
China — 0.0%
161,472	China Merchants Bank Co., Ltd. (c)* (Cost $0)	36,647

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $401,009,530)	396,263,043

Face Amount
SHORT-TERM INVESTMENTS (d) — 6.2%
MONEY MARKET FUND — 2.5%
$10,492,373	Invesco STIT — Government & Agency Portfolio(e) (Cost — $10,492,373)	10,492,373

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Face Amount†		Security	Value
TIME DEPOSITS — 3.7%
$11,934,215		Banco Santander SA — Germany, 0.030% due 9/3/13	$11,934,215
6,069	HKD	BBH — Grand Cayman, 0.005% due 9/2/13	783
1,171,557	ZAR	JPMorgan Chase & Co. — London, 4.150% due 9/2/13	114,207
2,939,338		U.S. Bank — Grand Cayman, 0.030% due 9/3/13	2,939,338

		TOTAL TIME DEPOSITS (Cost — $14,988,543)	14,988,543

		TOTAL SHORT-TERM INVESTMENTS (Cost — $25,480,916)	25,480,916

		TOTAL INVESTMENTS — 101.8% (Cost — $426,490,446#)	421,743,959

		Liabilities in Excess of Other Assets — (1.8)%	(7,546,967)

		TOTAL NET ASSETS — 100.0%	$414,196,992

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(d)	Inclusive of all short term holdings, including investment of collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 3.7%.
(e)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $435,212,371.
†	Face amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
PCL	— Public Company limited
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust
ZAR	— South African Rand

Summary of Investments by Security Sector^
Financials	26.0%
Consumer Staples	18.7
Information Technology	10.8
Consumer Discretionary	9.2
Industrials	7.9
Energy	7.7
Materials	5.2
Telecommunication Services	5.0
Utilities	1.8
Health Care	1.7
Short-Term Investments	6.0

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Security	Value
MORTGAGE-BACKED SECURITIES — 26.5%
FHLMC — 4.8%
	Federal Home Loan Mortgage Corp. (FHLMC):
$10,406	11.500% due 10/1/15	$10,482
1,264	9.500% due 6/1/16	1,271
40,281	8.500% due 11/1/16 — 7/1/17	40,623
13,157	8.000% due 1/1/17 — 6/1/17	13,470
46,185	2.636% due 12/1/34(a)	49,001
51,288	2.807% due 1/1/35(a)	54,835
395,097	2.597% due 3/1/36(a)	418,827
41,490	1.970% due 2/1/37(a)	43,548
114,401	2.563% due 5/1/37(a)	120,565
114,885	2.620% due 5/1/37(a)	121,621
95,518	3.137% due 3/1/41(a)	99,076
251,857	2.043% due 7/1/42(a)	255,187
	Gold:
6,781,338	5.500% due 10/1/13 — 2/1/40	7,344,443
876,673	6.500% due 7/1/14 — 9/1/39	972,210
1,436,451	6.000% due 5/1/16 — 6/1/39	1,560,771
6,109	8.500% due 2/1/18	6,521
1,390,663	5.000% due 6/1/21 — 4/1/41	1,498,319
17,228,910	4.000% due 10/1/25 — 8/1/43	17,876,517
8,844,447	3.500% due 12/1/25 — 5/1/43(b)	8,917,225
2,762,123	2.500% due 11/1/27	2,746,698
2,337,001	4.500% due 4/1/29 — 7/1/41	2,481,553
83,680	7.000% due 3/1/39	90,081
704,722	3.000% due 2/1/43	675,293

	TOTAL FHLMC	45,398,137

FNMA — 18.6%
	Federal National Mortgage Association (FNMA):
51,923,797	4.000% due 11/1/13 — 8/1/43(b)	53,521,048
4,717,221	5.500% due 2/1/14 — 5/1/40(b)	5,130,773
1,684	8.500% due 4/1/17	1,827
4,330	8.000% due 8/1/17	4,355
1,089,331	5.178% due 5/1/19	1,226,854
1,035,000	4.400% due 2/1/20	1,125,817
1,212,788	4.762% due 2/1/20	1,340,576
1,225,448	4.671% due 7/1/20	1,349,456
1,145,000	3.459% due 11/1/20	1,184,239
1,277,168	3.976% due 11/1/20	1,358,826
1,831,851	6.000% due 9/1/21 — 12/1/38	2,004,288
112	9.500% due 11/1/21	114
6,521,187	5.000% due 12/1/21 — 9/15/42	7,012,573
1,697,596	2.646% due 10/1/22 — 8/1/36	1,730,216
5,550,759	2.500% due 12/1/22 — 10/1/42	5,469,297
1,187,440	2.460% due 4/1/23	1,110,322
14,507,672	4.500% due 3/1/24 — 9/1/42(b)	15,383,672
32,464,797	3.500% due 11/1/25 — 9/1/43(b)	32,773,248
34,992,274	3.000% due 8/1/26 — 10/15/43(b)	34,482,879
315,022	7.000% due 9/1/26 — 4/1/37	350,567
44,602	2.690% due 3/1/30(a)	44,493
585,238	2.270% due 3/1/34(a)	615,930
138,133	2.544% due 12/1/34(a)	146,605
12,856	2.609% due 12/1/34(a)	13,654
162,855	2.411% due 9/1/35(a)	171,502

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
FNMA — 18.6% — (continued)
$147,719		2.063% due 10/1/35(a)	$154,917
204,027		2.165% due 10/1/35(a)	214,656
38,218		2.114% due 11/1/35(a)	40,147
102,281		2.118% due 11/1/35(a)	107,225
240,055		2.134% due 11/1/35(a)	251,837
46,799		2.140% due 11/1/35(a)	49,178
48,138		2.149% due 11/1/35(a)	50,583
543,475		2.292% due 1/1/36(a)	575,041
163,232		5.783% due 6/1/36(a)	173,337
260,619		4.655% due 9/1/36(a)	275,363
66,150		2.793% due 12/1/36(a)	70,676
186,224		5.832% due 2/1/37(a)	200,971
591,061		2.303% due 4/1/37(a)	623,087
545,239		5.519% due 4/1/37(a)	584,193
452,663		5.776% due 5/1/37(a)	489,098
344,209		5.806% due 8/1/37(a)	370,561
628,747		6.500% due 9/1/37 — 5/1/40	700,270
149,902		2.947% due 2/1/41(a)	155,076
379,800		3.237% due 7/1/41(a)	396,826
264,043		2.017% due 7/1/42(a)	267,487
72,929		2.343% due 7/1/42(a)	74,415
1,100,000		3.000% due 9/1/43	1,058,332

		TOTAL FNMA	174,436,407

GNMA — 3.1%
		Government National Mortgage Association (GNMA):
3,355,203		4.000% due 9/1/11 — 7/15/41(b)	3,500,479
2,191		9.500% due 12/15/16 — 8/15/17	2,207
10,702		8.500% due 5/15/17 — 5/15/30	11,592
3,131		9.000% due 8/15/30 — 9/15/30	3,410
9,524		4.500% due 9/15/33	10,201
253,233		6.000% due 12/15/33 — 5/15/38	278,939
412,356		6.500% due 1/15/34 — 10/15/38	463,047
1,420,068		5.000% due 10/15/34 — 9/15/40	1,542,399
244,909		5.500% due 5/15/37 — 6/15/38	266,552
		Government National Mortgage Association (GNMA) II:
2,644,787		3.000% due 9/20/13 — 1/20/43(b)	2,566,406
6,834		8.500% due 1/20/17	7,357
8,230		9.000% due 4/20/17 — 11/20/21	9,135
96,396		1.625% due 2/20/26 — 10/20/27(a)	100,260
1,118		8.000% due 3/20/30	1,382
31,548		2.000% due 5/20/30(a)	32,793
1,026,910		6.000% due 2/20/35 — 4/20/41	1,139,215
7,514,714		4.500% due 1/20/40 — 10/20/41	8,030,219
762,244		5.000% due 7/20/40 — 9/20/41	832,010
896,900		4.000% due 11/20/40 — 7/20/42	937,597
8,752,800		3.500% due 9/15/41 — 6/20/43(b)	8,849,025

		TOTAL GNMA	28,584,225

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $248,445,045)	248,418,769

ASSET-BACKED SECURITIES — 1.3%
Automobiles — 0.1%
289,033	AAA	AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A3, 1.610% due 10/8/15	289,333
960,000	AAA	Santander Drive Auto Receivables Trust, Series 2012-2, Class A3, 1.220% due 12/15/15	962,675

		Total Automobiles	1,252,008

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
Student Loan — 1.2%
$745,548	AA+	CIT Education Loan Trust, Series 2007-1, Class A, 0.363% due 3/25/42(a)(c)	$691,486
850,000	AA+	EFS Volunteer LLC, Series 2010-1, Class A2, 1.116% due 10/25/35(a)(c)	834,988
500,000	AA+	Nelnet Education Loan Funding Inc., Series 2004-2A, Class A5C, 1.090% due 2/25/39(a)	457,758
		SLM Student Loan Trust:
658,284	AAA	Series 2012-E, Class A1, 0.934 due 10/16/23(a)(c)	657,595
687,643	AAA	Series 2012-A, Class A1, 1.584 due 8/15/25(a)(c)	692,852
1,400,000	AAA	Series 2004-1, Class A4, 0.526 due 10/27/25(a)	1,355,248
1,220,000	AAA	Series 2003-11, Class A6, 0.563 due 12/15/25(a)(c)	1,217,356
900,000	AAA	Series 2005-4, Class A3, 0.386 due 1/25/27(a)	876,973
181,707	AA+	Series 2003-4, Class A5A, 1.023 due 3/15/33(a)(c)	181,480
880,000	AA+	Series 2005-5, Class A5, 1.016 due 10/25/40(a)	879,296
1,421,134	AAA	Series 2010-A, Class 2A, 3.434 due 5/16/44(a)(c)	1,473,862
680,000	AAA	Series 2012-D, Class A2, 2.950 due 2/15/46(c)	695,663
705,000	AAA	Series 2012-C, Class A2, 3.310 due 10/15/46(c)	726,713

		Total Student Loan	10,741,270

		TOTAL ASSET-BACKED SECURITIES (Cost — $11,787,607)	11,993,278

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.6%
		Accredited Mortgage Loan Trust:
80,326	BB	Series 2005-3, Class A1, 0.420% due 9/25/35(a)	79,219
2,800,000	CCC	Series 2007-1, Class A4, 0.404% due 2/25/37(a)	1,681,842
88,243	AAA	ACE Securities Corp., Series 2004-SD1, Class A1, 0.674% due 11/25/33(a)	86,438
		Adjustable Rate Mortgage Trust:
1,911,890	CCC	Series 2005-10, Class 3A11, 4.987% due 1/25/36(a)	1,754,721
2,462,236	CCC	Series 2005-10, Class 3A31, 4.987% due 1/25/36(a)	2,259,586
147,032	CC	AFC Home Equity Loan Trust, Series 1999-2, Class 2A, 0.834% due 6/25/29(a)	118,521
		Alternative Loan Trust:
543,330	CCC	Series 2005-24, Class 4A1, 0.414% due 7/20/35(a)	455,006
371,340	CCC	Series 2005-27, Class 2A3, 1.718% due 8/25/35(a)	294,869
1,009,348	CCC	Series 2006-OA17, Class 1A1A, 0.379% due 12/20/46(a)	622,677
750,212	Ca(d)	Series 2006-OA9, Class 2A1A, 0.394% due 7/20/46(a)	417,479
879,534	CCC	American Home Mortgage Assets, Series 2006-1, Class 2A1, 0.374% due 5/25/46(a)	593,321
669,186	BBB+	Asset Backed Funding Certificates, Series 2004-OPT5, Class A1, 0.884% due 6/25/34(a)	631,179
		Asset Backed Securities Corp. Home Equity:
96,665	AAA	Series 2004-HE6, Class A1, 0.459% due 9/25/34(a)	96,322
1,956,000	BBB-	Series 2005-HE5, Class M3, 0.664% due 6/25/35(a)	1,667,727
5,500,000	B+	Series 2006-HE3, Class A5, 0.454% due 3/25/36(a)	2,858,889
4,121,683	AAA	Avoca CLO I PLC, Series III-X, Class A, 0.575% due 9/15/21(a)	5,360,384
855,000	A+	Banc of America Commercial Mortgage Inc., Series 2007-2, Class A4, 5.792% due 4/10/49(a)	951,951
40,000	BBB-	Banc of America Commercial Mortgage Trust, Series 2006-5, Class AM, 5.448% due 9/10/47	42,145
		Banc of America Funding Corp.:
1,172	AA+	Series 2003-1, Class A1, 6.000% due 5/20/33	1,241
663,175	A+	Series 2006-G, Class 2A3, 0.354% due 7/20/36(a)	645,308
		Banc of America Merrill Lynch Commercial Mortgage Inc.:
1,280,000	AAA	Series 2005-2, Class A5, 4.857% due 7/10/43(a)	1,347,466
117,000	AA	Series 2006-1, Class AM, 5.421% due 9/10/45(a)	124,970
80,000	AA-	Series 2006-2, Class AM, 5.953% due 5/10/45(a)	87,894
475,823	Aaa(d)	Series 2007-1, Class A3, 5.449% due 1/15/49	479,380
170,048	AA+	Banc of America Mortgage Securities Inc., Series 2004-F, Class 1A1, 2.623% due 7/25/34(a)	169,615
159,281	AAA	Bayview Financial Acquisition Trust, Series 2004-A, Class A, 0.859% due 2/28/44(a)	156,465
		Bear Stearns Adjustable Rate Mortgage Trust:
12,560	AA+	Series 2002-11, Class 1A1, 2.652% due 2/25/33(a)	12,654
279,958	A+	Series 2005-2, Class A2, 2.793% due 3/25/35(a)	277,708

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
$279,232	CCC	Series 2005-4, Class 3A1, 2.708% due 8/25/35(a)	$247,460
725,978	D	Series 2007-3, Class 1A1, 2.878% due 5/25/47(a)	584,944
		Bear Stearns ALT-A Trust:
515,058	NR	Series 2004-7, Class 2A1, 2.591% due 8/25/34	514,735
365,202	CCC	Series 2005-2, Class 2A4, 2.828% due 4/25/35(a)	313,075
302,580	B	Series 2005-4, Class 23A2, 2.698% due 5/25/35(a)	299,234
		Bear Stearns Asset Backed Securities Trust:
1,281,838	B-	Series 2005-AC6, Class 1A3, 5.500% due 9/25/35(a)	1,304,975
845,129	AAA	Series 2005-TC2, Class A3, 0.554% due 8/25/35(a)	835,393
566,710	CCC	Series 2007-HE7, Class 1A1, 1.184% due 10/25/37(a)	492,419
		Bear Stearns Commercial Mortgage Securities:
210,000	A-	Series 2005-PW10, Class AM, 5.449% due 12/11/40(a)	223,879
1,540,000	Aaa(d)	Series 2005-T20, Class A4A, 5.293% due 10/12/42(a)	1,652,827
653,166	A	Series 2007-PW15, Class A1A, 5.317% due 2/11/44	718,532
50,000	A2(d)	Series 2007-PW16, Class AM, 5.899% due 6/11/40(a)	55,690
100,000	BBB	Series 2007-PW18, Class AMA, 6.087% due 6/11/50(a)	109,106
726,116	BBB	Bear Stearns Structured Products Inc., Series 2007-EMX1, Class A1, 1.184% due 3/25/37(a)(c)	714,039
50,000	BBB	CD 2007-CD5 Mortgage Trust, Series 2007-CD5, Class AMA, 6.323% due 11/15/44(a)	56,444
1,700,000	BB+	Centex Home Equity, Series 2006-A, Class AV4, 0.434% due 6/25/36(a)	1,498,693
		Chase Funding Morgage Loan Asset-Backed Certificates:
750	AAA	Series 2002-2, Class 2A1, 0.684% due 5/25/32(a)	705
916	AAA	Series 2002-3, Class 2A1, 0.824% due 8/25/32(a)	831
537,421	BB	Chase Mortgage Finance Corp., Series 2007-A1, Class 5A1, 2.728% due 2/25/37(a)	524,934
50,000	A1(d)	COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class AMFX, 5.526% due 4/15/47(a)	54,853
440,000	Aa3(d)	COMM Mortgage Trust, Series 2006-C8, Class AM, 5.347% due 12/10/46	480,388
615,334	AA+	Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A, 6.209% due 12/10/49(a)	697,698
		Commercial Mortgage Pass Through Certificates:
975,000	AA+	Series 2006-C5, Class A3, 5.311% due 12/15/39	1,063,658
385,000	BBB	Series 2006-C5, Class AM, 5.343% due 12/15/39	409,007
613,262	Aaa(d)	Series 2007-C1, Class AAB, 5.336% due 2/15/40	632,412
70,000	Aaa(d)	Series 2013-CR10, Class A4, 4.210% due 8/10/46(a)	71,674
		Countrywide Asset-Backed Certificates:
1,493	CCC	Series 2001-BC3, Class A, 0.664% due 12/25/31(a)	1,046
5,025	AAA	Series 2002-3, Class 1A1, 0.924% due 5/25/32(a)	4,639
12,759	AAA	Series 2003-BC2, Class 2A1, 0.784% due 6/25/33(a)	12,371
27,612	AAA	Series 2004-SD4, Class A1, 0.564% due 12/25/34(a)(c)	27,467
35,271	BB+	Series 2005-4, Class AF3, 4.456% due 10/25/35(a)	35,472
556,414	CCC	Series 2006-SD3, Class A1, 0.514% due 7/25/36(a)(c)	395,678
628,875	AA-	Series 2007-13, Class 2A2, 0.984% due 10/25/47(a)	531,413
		Countrywide Home Loan Mortgage Pass Through Trust:
234,355	D	Series 2005-11, Class 3A3, 2.678% due 4/25/35(a)	161,698
121,609	Caa3(d)	Series 2005-11, Class 6A1, 0.484% due 3/25/35(a)	103,616
310,000	BB+	Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class AM, 5.615% due 1/15/49(a)	327,054
		Credit Suisse First Boston Mortgage Securities Corp.:
613,991	AA+	Series 2004-AR7, Class 2A1, 2.788% due 11/25/34(a)	610,137
441,985	D	Series 2005-10, Class 5A6, 5.500% due 11/25/35	379,541
717,878	BB+	Series 2005-6, Class 8A1, 4.500% due 7/25/20	730,745
2,629,075	Aaa(d)	Series 2010-UD1, Class A, 5.916% due 12/18/49(a)(c)	2,965,372
325,954	A+	Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB4, Class A5, step bond to yield, 5.658% due 5/25/35	331,261
		DBRR Trust:
560,000	Aaa(d)	Series 2011-LC2, Class A4A, 4.537% due 7/12/44(a)(c)	591,088
841,356	Aaa(d)	Series 2012-EZ1, Class A, 0.946% due 9/25/45(c)	842,643
747,108	NR	Series 2013-EZ2, Class A, 0.853% due 2/25/45(a)(c)	747,807
156,324	CCC	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 0.584% due 11/19/44(a)	100,751

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
$650,000	AAA	Dryden XXV Senior Loan Fund, Series 2012-25A, Class A, 1.648% due 1/15/25(a)(c)	$649,382
		EMC Mortgage Loan Trust:
4,970	B(e)	Series 2002-B, Class A1, 0.834% due 2/25/41(a)(c)	4,518
24,668	BBB-	Series 2003-A, Class A1, 0.734% due 8/25/40(a)(c)	23,181
1,021,998	BB+	Equifirst Mortgage Loan Trust, Series 2003-2, Class M2, 2.734% due 9/25/33(a)	953,217
180,000	AAA	Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.958% due 12/5/31(c)	174,554
		Federal Home Loan Mortgage Corp. (FHLMC):
8,053	NR	Series 1865, Class DA, 27.043% due 2/15/24(a)	8,438
682,202	NR	Series T-61, Class 1A1, 1.563% due 7/25/44(a)	695,049
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
36,683	AAA(e)	Series 2808, Class FT, 0.534% due 4/15/33(a)	36,715
43,063	NR	Series 3062, Class MC, 5.250% due 3/15/35	43,433
2,577,638	NR	Series 3349, Class AS, 6.316% due 7/15/37(a)	340,779
477,471	NR	Series 3451, Class SB, 5.846% due 5/15/38(a)	48,081
346,373	NR	Series 3621, Class SB, 6.046% due 1/15/40(a)	41,713
4,655,178	NR	Series 3866, Class SA, 5.766% due 5/15/41(a)	484,726
1,339,608	NR	Series 3947, Class SG, 5.766% due 10/15/41(a)	327,525
348,356	NR	Series 3997, Class SK, 6.416% due 11/15/41(a)	68,844
273,258	NR	Series 4057, Class BS, 5.866% due 9/15/39(a)	50,560
733,476	NR	Series 4057, Class SA, 5.866% due 4/15/39(a)	148,608
90,118	NR	Series 4063, Class S, 5.766% due 6/15/42(a)	22,617
188,539	NR	Series 4068, Class DS, 5.816% due 6/15/42(a)	41,656
93,356	NR	Series 4076, Class SW, 5.866% due 7/15/42(a)	19,783
369,608	NR	Series 4097, Class ES, 5.916% due 8/15/42(a)	89,411
92,635	NR	Series 4097, Class ST, 5.866% due 8/15/42(a)	21,109
467,344	NR	Series 4116, Class AS, 5.966% due 10/15/42(a)	93,276
1,006,273	NR	Series 4116, Class LS, 6.016% due 10/15/42(a)	220,169
382,130	NR	Series 4120, Class SV, 5.966% due 10/15/42(a)	81,239
94,720	NR	Series 4136, Class SE, 5.966% due 11/15/42(a)	20,694
95,999	NR	Series 4136, Class SJ, 5.966% due 11/15/42(a)	24,476
95,387	NR	Series 4136, Class SQ, 5.966% due 11/15/42(a)	23,453
194,072	NR	Series 4147, Class CS, 5.916% due 12/15/42(a)	49,973
678,097	NR	Series 4150, Class BU, 4.000% due 2/15/42	717,296
285,509	NR	Series 4150, Class SP, 5.966% due 1/15/43(a)	64,055
395,791	NR	Series 4199, Class CS, 5.966% due 5/15/43(a)	101,681
294,628	NR	Series 4199, Class SB, 6.016% due 5/15/40(a)	69,843
885,526	NR	Series 4203, Class PS, 6.066% due 9/15/42(a)	177,620
100,752	NR	Series 4206, Class CZ, 3.000% due 5/15/43	78,216
295,989	NR	Series 4210, Class Z, 3.000% due 5/15/43	242,130
200,500	NR	Series 4226, Class GZ, 3.000% due 7/15/43	157,094
425,435	NR	Series R007, Class ZA, 6.000% due 5/15/36	469,616
		Federal National Mortgage Association (FNMA):
29,817	NR	Series 2000-34, Class F, 0.634% due 10/25/30(a)	29,946
164,334	NR	Series 2000-T6, Class A3, 3.880% due 1/25/28(a)	175,507
43,340	NR	Series 2002-T6, Class A1, 3.310% due 2/25/32	44,807
18,179	NR	Series 2004-88, Class HA, 6.500% due 7/25/34	19,172
1,708,767	NR	Series 2012-M12, Class 1A, 2.935% due 8/25/22(a)	1,657,338
1,328,622	NR	Series 2012-M15, Class A, 2.745% due 10/25/22(a)	1,264,179
22,865,345	NR	Series 2013-M7, Class X2, 0.348% due 12/27/22(a)	388,711
		Federal National Mortgage Association (FNMA), Interest Strip:
399,414	NR	Series 409, Class C13, 3.500% due 11/25/41	46,982
818,295	NR	Series 409, Class C18, 4.000% due 4/25/42	122,595
169,074	NR	Series 409, Class C22, 4.500% due 11/25/39	20,636
		Federal National Mortgage Association (FNMA), REMICS:
77,197	NR	Series 2002-34, Class FE, 0.584% due 5/18/32(a)	77,655
111,441	NR	Series 2004-38, Class FK, 0.534% due 5/25/34(a)	111,882

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
$765,938	NR	Series 2005-117, Class LC, 5.500% due 11/25/35	$831,786
38,150	NR	Series 2005-27, Class ND, 5.500% due 3/25/32	38,198
73,272	NR	Series 2005-64, Class EA, 5.250% due 6/25/32	74,461
14,085	NR	Series 2005-69, Class LE, 5.500% due 11/25/33	14,180
2,987,134	NR	Series 2006-27, Class SH, 6.516% due 4/25/36(a)	445,130
2,802,869	NR	Series 2006-51, Class SP, 6.466% due 3/25/36(a)	415,848
1,647,475	NR	Series 2007-68, Class SC, 6.516% due 7/25/37(a)	271,199
3,093,823	NR	Series 2008-18, Class SM, 6.816% due 3/25/38(a)	442,961
631,853	NR	Series 2009-101, Class NS, 5.976% due 12/25/39(a)	74,181
431,479	NR	Series 2010-142, Class SM, 6.346% due 12/25/40(a)	47,236
995,871	NR	Series 2010-27, Class SG, 4.816% due 4/25/40(a)	80,091
555,000	NR	Series 2011-52, Class GB, 5.000% due 6/25/41	598,408
1,089,321	NR	Series 2011-87, Class SG, 6.366% due 4/25/40(a)	232,222
1,074,814	NR	Series 2011-87, Class SJ, 5.766% due 9/25/41(a)	151,380
840,035	NR	Series 2011-90, Class QI, 5.000% due 5/25/34	110,758
519,428	NR	Series 2011-96, Class BS, 6.246% due 5/25/41(a)	94,621
780,000	NR	Series 2011-99, Class DB, 5.000% due 10/25/41	845,627
668,699	NR	Series 2012-111, Class JS, 5.916% due 7/25/40(a)	149,211
287,701	NR	Series 2012-111, Class SB, 6.416% due 10/25/42(a)	72,063
96,430	NR	Series 2012-128, Class SL, 5.966% due 11/25/42(a)	24,009
191,207	NR	Series 2012-128, Class SQ, 5.966% due 11/25/42(a)	47,055
282,502	NR	Series 2012-133, Class CS, 5.966% due 12/25/42(a)	63,855
475,332	NR	Series 2012-133, Class GS, 5.966% due 12/25/42(a)	95,129
97,405	NR	Series 2012-133, Class SA, 5.966% due 12/25/42(a)	24,374
284,918	NR	Series 2012-134, Class SC, 5.966% due 12/25/42(a)	67,521
191,575	NR	Series 2012-134, Class SK, 5.966% due 12/25/42(a)	43,860
163,621	NR	Series 2012-17, Class WS, 6.366% due 7/25/39(a)	34,435
692,612	NR	Series 2012-46, Class BA, 6.000% due 5/25/42	765,991
1,002,421	NR	Series 2012-51, Class B, 7.000% due 5/25/42	1,121,224
462,246	NR	Series 2012-63, Class DS, 6.366% due 3/25/39(a)	99,699
90,099	NR	Series 2012-70, Class YS, 6.466% due 2/25/41(a)	18,362
540,182	NR	Series 2012-74, Class SA, 6.466% due 3/25/42(a)	112,413
90,030	NR	Series 2012-75, Class AO, 0.398% due 3/25/42 (f)	81,574
279,399	NR	Series 2012-93, Class SG, 5.916% due 9/25/42(a)	57,942
751,303	NR	Series 2012-93, Class SM, 5.916% due 9/25/42(a)	168,154
186,951	NR	Series 2012-98, Class SA, 5.866% due 5/25/39(a)	38,089
583,279	NR	Series 2013-10, Class JS, 5.966% due 2/25/43(a)	135,606
581,722	NR	Series 2013-10, Class SJ, 5.966% due 2/25/43(a)	146,865
195,242	NR	Series 2013-19, Class SK, 5.966% due 3/25/43(a)	48,055
2,200,000	NR	Series 2013-9, Class BC, 6.500% due 7/25/42	2,466,759
1,300,000	NR	Series 2013-9, Class CB, 5.500% due 4/25/42	1,423,724
97,923	NR	Series 2013-9, Class SG, 6.016% due 3/25/39(a)	22,151
		FHLMC Multifamily Structured Pass Through Certificates:
2,972,039	NR	Series K006, Class AX1, 1.208% due 1/25/20(a)	156,650
2,220,209	NR	Series K007, Class X1, 1.392% due 4/25/20(a)	132,693
1,799,243	NR	Series K008, Class X1, 1.825% due 6/25/20(a)	151,180
917,564	NR	Series K009, Class X1, 1.664% due 8/25/20(a)	67,572
1,132,464	AAA(e)	Series K016, Class X1, 1.734% due 10/25/21(a)	112,331
739,494	AAA(e)	Series K017, Class X1, 1.598% due 12/25/21(a)	66,759
1,494,236	AAA(e)	Series K021, Class X1, 1.646% due 6/25/22(a)	151,252
408,706	Aaa(d)	Series K024, Class X1, 1.025% due 9/25/22(a)	25,264
4,289,232	NR	Series K702, Class X1, 1.713% due 2/25/18(a)	253,515
4,000,000	CCC	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF13, Class A2D, 0.424% due 10/25/36(a)	2,465,272
805,000	AAA	Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class A, 1.490% due 9/15/19	792,114
380,000	BBB(e)	FREMF Mortgage Trust, Series 2012-K709, Class C, 3.872% due 4/25/45(a)(c)	349,413

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
$644,330	A+	GMAC Mortgage Corp. Loan Trust, Series 2004-VF1, Class A1, 0.934% due 2/25/31(a)(c)	$612,572
		Government National Mortgage Association (GNMA):
58,771	NR	Series 2000-35, Class F, 0.734% due 12/16/25(a)	59,576
55,650	NR	Series 2002-21, Class FV, 0.584% due 3/16/32(a)	56,013
4,036,845	NR	Series 2008-51, Class GS, 6.046% due 6/16/38(a)	667,714
126,256	NR	Series 2010-107, Class SG, 5.966% due 2/20/38(a)	12,508
136,147	NR	Series 2010-31, Class GS, 6.316% due 3/20/39(a)	20,001
345,198	NR	Series 2010-85, Class HS, 6.466% due 1/20/40(a)	61,532
459,771	NR	Series 2011-40, Class SA, 5.946% due 2/16/36(a)	57,607
195,379	NR	Series 2011-70, Class BS, 6.516% due 12/16/36(a)	29,080
672,454	A	Granite Mortgages PLC, Series 2004-3, Class 3A2, 0.889% due 9/20/44(a)	1,025,496
90,000	BB+	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AM, 6.056% due 7/10/38(a)	98,227
		GS Mortgage Securities Corp. II:
825,000	AAA	Series 2005-GG4, Class A4, 4.761% due 7/10/39	864,408
1,925,000	Aaa(d)	Series 2011-GC5, Class A4, 3.707% due 8/10/44	1,950,579
40,000	Aaa(d)	Series 2013-GC14, Class A5, 4.243% due 8/10/46	40,931
		GS Mortgage Securities Trust:
300,000	BBB-	Series 2007-GG10, Class A4, 5.995% due 8/10/45(a)	331,002
70,000	Aaa(d)	Series 2013-GC13, Class A5, 4.176% due 7/10/46(a)	71,243
169,089	CCC	GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF, 0.534% due 9/25/35(a)(c)	141,401
224,735	A+	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 2.662% due 9/25/35(a)	221,638
		Harborview Mortgage Loan Trust:
633,642	BBB+	Series 2004-5, Class 2A6, 2.393% due 6/19/34(a)	623,120
194,993	WD(e)	Series 2006-2, Class 1A, 2.791% due 2/25/36(a)	150,048
2,513	BBB	Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.294% due 7/25/37(a)	2,516
1,099,610	A+	HSBC Home Equity Loan Trust, Series 2007-3, Class APT, 1.384% due 11/20/36(a)	1,098,142
1,075,413	BBB+	HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 2A3, 0.374% due 12/25/35(a)	1,049,647
4,325	AA+	Impac CMB Trust, Series 2003-1, Class 1A1, 0.984% due 3/25/33(a)	4,222
		Indymac Index Mortgage Loan Trust:
103,595	CCC	Series 2004-AR15, Class 1A1, 2.559% due 2/25/35(a)	86,722
123,560	CCC	Series 2005-AR15, Class A2, 4.689% due 9/25/35(a)	106,780
1,361,661	CCC	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A3, 0.344% due 8/25/36(a)	568,024
		JPMorgan Chase Commercial Mortgage Securities Corp.:
101,000	BBB+	Series 2006-LDP8, Class AM, 5.440% due 5/15/45	110,174
65,000	AA	Series 2006-LDP9, Class A3, 5.336% due 5/15/47	71,343
1,176,379	BBB+	Series 2007-C1, Class ASB, 5.857% due 2/15/51	1,270,276
646,328	AA	Series 2007-CB18, Class A1A, 5.431% due 6/12/47(a)	712,439
390,000	BBB-	Series 2007-CB20, Class AM, 6.078% due 2/12/51(a)	431,592
140,000	Aaa(d)	Series 2011-C5, Class A3, 4.171% due 8/15/46	146,594
175,000	Aaa(d)	Series 2011-C5, Class AS, 5.492% due 8/15/46(a)(c)	193,933
3,196,310	Aaa(d)	Series 2012-CBX, Class XA, 2.199% due 6/15/45(a)	331,558
88,623	BBB+	JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1, 4.263% due 2/25/35(a)	88,582
		LB-UBS Commercial Mortgage Trust:
190,000	A-	Series 2006-C1, Class AM, 5.217% due 2/15/31(a)	203,565
360,000	A+	Series 2006-C7, Class AM, 5.378% due 11/15/38	383,220
200,000	BBB-	Series 2007-C7, Class AM, 6.425% due 9/15/45(a)	227,045
		Lehman XS Trust:
220,312	CCC	Series 2005-5N, Class 1A1, 0.484% due 11/25/35(a)	179,848
161,828	D	Series 2005-7N, Class 1A1B, 0.484% due 12/25/35(a)	67,655
		MASTR Adjustable Rate Mortgages Trust:
1,679,157	A+	Series 2004-13, Class 3A7, 2.622% due 11/21/34(a)	1,719,543
111,364	AA+	Series 2004-4, Class 4A1, 2.501% due 5/25/34(a)	108,669
884,837	AA+	MASTR Seasoned Securities Trust, Series 2005-1, Class 4A1, 2.448% due 10/25/32(a)	877,062
		Merrill Lynch CFC Commercial Mortgage Trust:
581,406	AAA	Series 2006-4, Class A1A, 5.166% due 12/12/49(a)	634,513

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
$70,000	A-	Series 2006-4, Class AM, 5.204% due 12/12/49(a)	$75,725
486,089	CCC	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4, 0.434% due 7/25/37(a)	271,458
		Merrill Lynch Mortgage Investors Inc.:
113,829	A+	Series 2004-A3, Class 4A3, 5.057% due 5/25/34(a)	111,966
1,667,580	AAA	Series 2006-FF1, Class A2C, 0.384% due 8/25/36(a)	1,621,683
860,000	Aaa(d)	Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4, 4.864% due 8/12/39(a)	883,514
1,070,400	AAA	Mid-State Trust, Series 2004-1, Class A, 6.005% due 8/15/37	1,131,171
56,976	B1(d)	MLCC Mortgage Investors Inc., Series 2005-1, Class 2A1, 2.177% due 4/25/35(a)	54,579
30,000	Aaa(d)	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.219% due 7/15/46(a)	30,505
		Morgan Stanley Capital I:
237,935	AAA	Series 2004-SD3, Class A, 0.644% due 6/25/34(a)(c)	229,733
480,000	BBB	Series 2007-HQ12, Class A5, 5.760% due 4/12/49(a)	517,722
605,385	AAA	Series 2007-IQ13, Class A1A, 5.312% due 3/15/44	665,606
468,907	BBB+	Series 2007-IQ14, Class A1A, 5.665% due 4/15/49(a)	510,564
200,000	BBB+	Series 2007-IQ14, Class A4, 5.692% due 4/15/49(a)	221,230
466,969	A+	Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, 2.523% due 10/25/34(a)	466,775
2,130,000	AA+	New Century Home Equity Loan Trust, Series 2005-3, Class M1, 0.664% due 7/25/35(a)	2,101,976
650,000	AAA	Oak Hill Credit Partners, Series 2012-7A, Class A, 1.684% due 11/20/23(a)(c)	649,103
		Option One Mortgage Loan Trust:
2,399	A+	Series 2002-6, Class A2, 0.984% due 11/25/32(a)	2,195
12,663	A+	Series 2003-1, Class A2, 1.024% due 2/25/33(a)	11,491
97,165	AAA	Park Place Securities Inc., Series 2005-WHQ2, Class A2D, 0.514% due 5/25/35(a)	97,192
		Permanent Master Issuer PLC:
1,000,000	AAA	Series 2011-1A, Class 1A1, 1.668% due 7/15/42(a)(c)	1,004,268
1,900,000	AAA	Series 2011-1A, Class 1A3, 1.518% due 7/15/42(a)(c)	2,517,765
		Popular ABS Mortgage Pass-Through Trust:
376,146	AAA	Series 2005-3, Class AF6, step bond to yield, 4.759% due 7/25/35	380,116
1,787,000	BBB+	Series 2006-C, Class A4, 0.434% due 7/25/36(a)	1,438,303
		Prime Mortgage Trust:
351,169	CCC	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35(c)	351,226
150,108	CCC	Series 2006-DR1, Class 1A2, 6.000% due 5/25/35(c)	151,656
1,552,792	CCC	Series 2006-DR1, Class 2A1, 5.500% due 5/25/35(c)	1,559,664
		Reperforming Loan REMIC Trust:
47,009	CCC	Series 2004-R2, Class 1AF1, 0.604% due 11/25/34(a)(c)	41,003
387,963	CC	Series 2005-R1, Class 1AF1, 0.544% due 3/25/35(a)(c)	340,536
116,516	AA+	Residential Accredit Loans Inc., Series 2005-QA1, Class A1, 0.484% due 1/25/35(a)	112,659
		Residential Asset Mortgage Products Inc.:
5,194	B-	Series 2003-RS4, Class AIIB, 0.844% due 5/25/33(a)	4,353
1,149,288	AAA	Series 2003-RS9, Class AI6A, step bond to yield, 6.110% due 10/25/33	1,154,084
182,023	AAA	Series 2004-RZ1, Class AI7, 4.030% due 1/25/33(a)	190,517
		Small Business Administration Participation Certificates:
25,915	NR	Series 1993-20K, Class 1, 6.150% due 11/1/13	26,172
33,243	NR	Series 1995-20J, Class 1, 6.850% due 10/1/15	34,469
66,214	NR	Series 1995-20K, Class 1, 6.650% due 11/1/15	68,719
55,648	NR	Series 1996-20G, Class 1, 7.700% due 7/1/16	58,595
299,394	NR	Series 1999-20L, Class 1, 7.190% due 12/1/19	330,290
226,343	NR	Series 2000-20A, Class 1, 7.590% due 1/1/20	252,885
500,364	NR	Series 2002-20K, Class 1, 5.080% due 11/1/22	543,699
175,255	BBB+	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 2.611% due 11/25/34(a)	159,745
900,454	AAA	Structured Asset Investment Loan Trust, Series 2004-BNC1, Class A2, 1.184% due 9/25/34(a)	839,082
349,658	AA+	Structured Asset Mortgage Investments Inc., Series 2005-AR5, Class A3, 0.434% due 7/19/35(a)	340,953
		Structured Asset Securities Corp.:
4,527	NR	Series 2002-14A, Class 2A1, 2.228% due 7/25/32(a)	4,419

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
$245,107	CC	Series 2005-RF3, Class 1A, 0.534% due 6/25/35(a)(c)	$199,082
733,822	BB	Series 2007-BC4, Class A3, 0.434% due 11/25/37(a)	713,472
84,316	NR	U.S. Small Business Administration, Series 2005-P10A, Class 1, 4.638% due 2/10/15	88,120
120,000	AAA	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class AS, 3.317% due 12/10/45(c)	112,756
574,345	AAA	Vanderbilt Mortgage Finance, Series 2001-A, Class A4, 7.235% due 6/7/28(a)	588,391
300,000	AA+	Venture CDO Ltd., Series 2007-8A, Class A2A, 0.486% due 7/22/21(a)(c)	293,436
100,000	AAA	VNO 2012-6AVE Mortgage Trust, Series 2012-6AVE, Class A, 2.996% due 11/15/30(c)	93,426
		Wachovia Bank Commercial Mortgage Trust:
596,924	AAA	Series 2005-C17, Class APB, 5.037% due 3/15/42	598,852
330,000	A+	Series 2007-C30, Class A5, 5.342% due 12/15/43	363,624
50,000	BB	Series 2007-C30, Class AM, 5.383% due 12/15/43	53,241
		WaMu Mortgage Pass Through Certificates:
35,856	BBB+	Series 2004-AR11, Class A, 2.439% due 10/25/34(a)	35,039
137,782	BBB+	Series 2004-AR12, Class A2A, 0.578% due 10/25/44(a)	123,390
391,390	AA+	Series 2005-AR11, Class A1A, 0.504% due 8/25/45(a)	361,331
684,257	AA+	Series 2005-AR13, Class A1A1, 0.474% due 10/25/45(a)	619,799
377,870	BBB-	Series 2005-AR19, Class A1A2, 0.474% due 12/25/45(a)	334,081
1,000,000	B-	Series 2005-AR4, Class A5, 2.446% due 4/25/35(a)	917,549
2,575,612	BBB	Series 2006-AR1, Class 2A1A, 1.228% due 1/25/46(a)	2,347,853
974,866	CCC	Series 2006-AR13, Class 2A, 2.454% due 10/25/46(a)	886,214
549,954	CCC	Series 2007-HY4, Class 4A1, 2.345% due 9/25/36(a)	454,672
1,037,238	Ca(d)	Series 2007-OA2, Class 2A, 0.859% due 1/25/47(a)	638,295
1,068,144	CCC	Series 2007-OA5, Class 1A, 0.909% due 6/25/47(a)	876,675
50,000	Aaa(d)	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4, 4.218% due 7/15/46(a)	51,162
		Wells Fargo Mortgage Backed Securities Trust:
1,259,828	Caa1(d)	Series 2006-12, Class A3, 6.000% due 10/25/36	1,235,433
456,972	CCC	Series 2006-AR2, Class 2A1, 2.641% due 3/25/36(a)	452,261
116,795	Caa2(d)	Series 2006-AR7, Class 2A4, 2.618% due 5/25/36(a)	106,567
		WF-RBS Commercial Mortgage Trust:
795,000	Aaa(d)	Series 2011-C2, Class A2, 3.791% due 2/15/44(c)	835,937
1,035,000	Aaa(d)	Series 2011-C5, Class A4, 3.667% due 11/15/44	1,040,103
2,025,963	Aaa(d)	Series 2012-C7, Class XA, 1.752% due 6/15/45(a)(c)	201,835
490,000	Aaa(d)	Series 2013-C14, Class A4, 3.073% due 6/15/46	457,633

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $129,892,231)	127,804,898

CORPORATE BONDS & NOTES — 23.7%
Aerospace & Defense — 0.1%
		United Technologies Corp., Senior Unsecured Notes:
300,000	A	3.100% due 6/1/22	292,921
210,000	A	4.500% due 6/1/42	207,649

		Total Aerospace & Defense	500,570

Airlines — 0.5%
750,000	BBB-	American Airlines 2013-2 Class A Pass Through Trust, Equipment Trust, 4.950% due 1/15/23(c)	742,500
		Continental Airlines Inc., Pass Thru Certificates:
192,732	BBB+	6.648% due 9/15/17	202,619
357,836	BBB+	7.256% due 3/15/20	388,252
1,055,622	A	Delta Air Lines 2009-1 Class A Pass Through Trust, Pass Thru Certificates, 7.750% due 12/17/19	1,237,717
575,220	BBB-	JetBlue Airways 2004-2 G-1 Pass Through Trust, Pass Thru Certificates, 0.639% due 8/15/16(a)	560,840
625,000	BB+	JetBlue Airways 2004-2 G-2 Pass Through Trust, Pass Thru Certificates, 0.714% due 11/15/16(a)	563,125
345,265	A	Northwest Airlines Inc., Pass Thru Certificates, 7.041% due 4/1/22	390,149
72,476	BBB+	UAL 2009-2A Pass Through Trust, Pass Thru Certificates, 9.750% due 1/15/17	82,442
712,185	BBB+	United Air Lines Inc., Pass Thru Certificates, 10.400% due 11/1/16	798,573

		Total Airlines	4,966,217

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
Automobiles — 0.2%
$540,000	A-	Daimler Finance North America LLC, Company Guaranteed Notes, 2.625% due 9/15/16(c)	$554,977
465,000	BB+	Ford Motor Co., Senior Unsecured Notes, 4.750% due 1/15/43	413,396
1,200,000	A-	Volkswagen International Finance NV, Company Guaranteed Notes, 0.884% due 4/1/14(a)(c)	1,203,389

		Total Automobiles	2,171,762

Beverages — 0.8%
		Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
300,000	A	5.375% due 1/15/20	343,322
620,000	A	5.000% due 4/15/20	696,049
585,000	A	2.500% due 7/15/22	538,884
260,000	A	3.750% due 7/15/42	228,653
545,000	A-	Coca-Cola Femsa SAB de CV, Senior Unsecured Notes, 4.625% due 2/15/20	576,337
403,000	A-	Diageo Capital PLC, Company Guaranteed Notes, 4.828% due 7/15/20	447,725
200,000	A-	Diageo Investment Corp., Company Guaranteed Notes, 2.875% due 5/11/22	190,067
2,400,000	BBB+	Foster’s Finance Corp., Company Guaranteed Notes, 4.875% due 10/1/14(c)(g)	2,504,309
120,000	BBB+	Heineken NV, Senior Unsecured Notes, 1.400% due 10/1/17(c)	116,588
50,000	BBB-	Molson Coors Brewing Co., Company Guaranteed Notes, 3.500% due 5/1/22	49,285
		PepsiCo Inc., Senior Unsecured Notes:
450,000	A-	0.700% due 8/13/15	450,446
310,000	A-	7.900% due 11/1/18	393,022
		Pernod-Ricard SA, Senior Unsecured Notes:
200,000	BBB-	2.950% due 1/15/17(c)	204,488
390,000	BBB-	4.450% due 1/15/22(c)	398,893

		Total Beverages	7,138,068

Biotechnology — 0.0%
245,000	A	Amgen Inc., Senior Unsecured Notes, 5.375% due 5/15/43	246,603

Capital Markets — 1.2%
450,000	BB+	Goldman Sachs Capital II, Limited Guaranteed Notes, 4.000% due 12/1/49(a)	339,750
		Goldman Sachs Group Inc. (The), Senior Unsecured Notes:
80,000	A-	5.250% due 10/15/13	80,428
70,000	A-	6.000% due 5/1/14	72,382
515,000	A-	3.700% due 8/1/15	538,399
800,000	A-	6.250% due 9/1/17	904,691
950,000	A-	6.150% due 4/1/18	1,075,097
335,000	A-	1.465% due 4/30/18(a)	334,631
296,000	A-	2.900% due 7/19/18	295,961
150,000	A-	7.500% due 2/15/19	179,156
1,000,000	A-	6.000% due 6/15/20	1,123,690
50,000	A-	3.625% due 1/22/23	47,326
630,000	A-	6.250% due 2/1/41	705,130
650,000	NR	Lehman Brothers Holdings Inc., 6.750% due 12/28/17(g)(h)	0
		Merrill Lynch & Co., Inc., Senior Unsecured Notes:
850,000	Baa2(d)	8.950% due 5/18/17(a)	955,995
1,584,000	Baa2(d)	9.570% due 6/6/17(a)	1,838,628
2,600,000	A-	6.875% due 4/25/18	3,026,720

		Total Capital Markets	11,517,984

Chemicals — 0.1%
160,000	BB	Eagle Spinco Inc., Company Guaranteed Notes, 4.625% due 2/15/21(c)	151,000
160,000	BBB+	Ecolab Inc., Senior Unsecured Notes, 4.350% due 12/8/21	167,519
200,000	BBB-	LyondellBasell Industries NV, Senior Unsecured Notes, 6.000% due 11/15/21	227,190
60,000	A-	Potash Corp. of Saskatchewan Inc., Senior Unsecured Notes, 4.875% due 3/30/20	64,715
190,000	BBB+	PPG Industries Inc., Senior Unsecured Notes, 6.650% due 3/15/18	222,644

		Total Chemicals	833,068

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
Commercial Banks — 4.6%
$1,400,000	A	Abbey National Treasury Services PLC, Bank Guaranteed Notes, 3.875% due 11/10/14(c)	$1,442,797
200,000	B+	Ally Financial Inc., Company Guaranteed Notes, 8.000% due 3/15/20	231,250
200,000	AA-	ANZ New Zealand International Ltd., Bank Guaranteed Notes, 1.850% due 10/15/15(c)	202,899
		Bank of America Corp., Senior Unsecured Notes:
380,000	A-	7.375% due 5/15/14	397,561
1,000,000	A-	4.500% due 4/1/15	1,049,177
620,000	A-	1.500% due 10/9/15	621,677
230,000	A-	6.500% due 8/1/16	259,545
495,000	A-	0.528% due 10/14/16(a)	484,964
600,000	A-	5.625% due 10/14/16	664,806
290,000	A-	3.875% due 3/22/17	305,952
40,000	A-	5.750% due 12/1/17	44,798
5,760,000	A-	5.650% due 5/1/18	6,423,016
500,000	A-	5.000% due 5/13/21	530,268
800,000	A-	3.300% due 1/11/23	741,007
300,000	A-	Bank of America NA, Subordinated Notes, 6.100% due 6/15/17	335,784
780,000	Aaa(d)	Bank of Nova Scotia, Covered Notes, 1.650% due 10/29/15(c)	795,162
1,200,000	A	Barclays Bank PLC, Senior Unsecured Notes, 5.200% due 7/10/14	1,244,964
		BBVA US Senior SAU, Bank Guaranteed Notes:
390,000	BBB-	3.250% due 5/16/14	393,476
370,000	BBB-	4.664% due 10/9/15	383,021
320,000	A+	BNP Paribas SA, Senior Unsecured Notes, 2.375% due 9/14/17	321,254
660,000	Baa2(d)	Caixa Economica Federal, Senior Unsecured Notes, 2.375% due 11/6/17(c)	618,750
		Capital One Financial Corp., Senior Unsecured Notes:
700,000	BBB	7.375% due 5/23/14	733,131
924,000	BBB	3.500% due 6/15/23(c)	869,390
1,000,000	BBB	Chase Capital III, Limited Guaranteed Notes, 0.810% due 3/1/27(a)	835,000
		Commonwealth Bank of Australia, Senior Unsecured Notes:
430,000	AA-	1.250% due 9/18/15	434,088
210,000	AA-	5.000% due 10/15/19(c)	233,868
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
300,000	AA-	Bank Guaranteed Notes, 3.375% due 1/19/17	316,169
400,000	A-	Junior Subordinated Notes, 11.000% due 12/29/49(a)(c)	520,813
660,000	BBB-	Credit Agricole SA, Junior Subordinated Notes, 9.750% due 6/29/49	702,405
		Credit Suisse AG:
		Covered Notes:
1,517,000	Aaa(d)	1.625% due 3/6/15(c)	1,539,232
1,095,000	Aaa(d)	2.600% due 5/27/16(c)	1,137,162
300,000	BBB	Subordinated Notes, 5.400% due 1/14/20	326,093
1,300,000	BB+	HBOS PLC, Subordinated Notes, 6.750% due 5/21/18(c)	1,427,730
1,600,000	A	HSBC Bank USA NA, Subordinated Notes, 6.000% due 8/9/17	1,804,870
770,000	A+	ING Bank NV, Senior Unsecured Notes, 3.750% due 3/7/17(c)	800,949
240,000	BBB	Intesa Sanpaolo SpA, Unsecured Notes, 3.875% due 1/16/18	234,269
		Lloyds TSB Bank PLC:
400,000	BBB-	Bank Guaranteed Notes, 6.500% due 9/14/20(c)	435,809
2,800,000	BB+	Junior Subordinated Notes, 12.000% due 12/29/49(a)(c)	3,787,000
600,000	BBB	M&T Bank Corp., Junior Subordinated Notes, 6.875% due 12/29/49(c)	609,212
675,000	A-	National City Bank, Subordinated Notes, 0.644% due 6/7/17(a)	663,707
510,000	A	Nordea Bank AB, Subordinated Notes, 4.875% due 5/13/21(c)	523,814
		Royal Bank of Scotland Group PLC:
1,040,000	BB	Junior Subordinated Notes, 7.648% due 8/29/49(a)	1,024,400
		Senior Unsecured Notes:
70,000	A-	2.550% due 9/18/15	71,400
300,000	A-	6.400% due 10/21/19	336,993

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
Commercial Banks — 4.6% — (continued)
		Subordinated Notes:
$50,000	BB+	4.700% due 7/3/18	$49,178
320,000	BB+	6.100% due 6/10/23	308,486
200,000	BBB	Santander U.S. Debt SA Unipersonal, Bank Guaranteed Notes, 3.724% due 1/20/15(c)	202,746
		UBS AG:
1,007,000	Aaa(d)	Covered Notes, 1.875% due 1/23/15(c)	1,024,278
460,000	A	Senior Unsecured Notes, 3.875% due 1/15/15	479,373
250,000	A+	Wachovia Bank NA, Subordinated Notes, 6.000% due 11/15/17	286,316
630,000	BBB+	Wachovia Capital Trust III, Limited Guaranteed Notes, 5.570% due 3/29/49(a)	598,500
280,000	A	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	291,703
		Wells Fargo & Co.:
		Senior Unsecured Notes:
240,000	A+	1.500% due 1/16/18	233,999
710,000	A+	3.500% due 3/8/22	706,682
		Subordinated Notes:
10,000	A	5.000% due 11/15/14	10,408
390,000	A	3.450% due 2/13/23	364,376
240,000	BBB+	Wells Fargo Capital X, Limited Guaranteed Notes, 5.950% due 12/15/36	232,803
		Westpac Banking Corp.:
1,075,000	Aaa(d)	Covered Notes, 1.375% due 7/17/15(c)	1,086,680
480,000	AA-	Senior Unsecured Notes, 4.875% due 11/19/19	534,835

		Total Commercial Banks	43,269,995

Commercial Services & Supplies — 0.0%
		Waste Management Inc., Company Guaranteed Notes:
40,000	BBB	4.600% due 3/1/21	42,540
70,000	BBB	7.375% due 5/15/29	85,933

		Total Commercial Services & Supplies	128,473

Computers & Peripherals — 0.1%
1,075,000	AA+	Apple Inc., Senior Unsecured Notes, 2.400% due 5/3/23	973,447

Consumer Finance — 0.7%
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
1,400,000	BB+	7.000% due 10/1/13	1,406,758
1,300,000	BB+	5.625% due 9/15/15	1,397,685
1,425,000	BB+	1.700% due 5/9/16	1,407,963
500,000	BB+	6.625% due 8/15/17	565,102
610,000	BB+	8.125% due 1/15/20	743,953
100,000	BBB+	Hyundai Capital America, Senior Unsecured Notes, 2.125% due 10/2/17(c)	97,747
		SLM Corp., Senior Unsecured Notes:
380,000	BBB-	3.875% due 9/10/15	388,550
360,000	BBB-	8.000% due 3/25/20	392,850
410,000	AA-	Toyota Motor Credit Corp., Senior Unsecured Notes, 1.250% due 10/5/17	400,960

		Total Consumer Finance	6,801,568

Containers & Packaging — 0.1%
		Ball Corp., Company Guaranteed Notes:
310,000	BB+	5.750% due 5/15/21	330,150
270,000	BB+	5.000% due 3/15/22	266,625
		Rock Tenn Co., Company Guaranteed Notes:
120,000	BBB-	3.500% due 3/1/20	116,907
50,000	BBB-	4.000% due 3/1/23	48,034

		Total Containers & Packaging	761,716

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
Distributors—0.0%
$300,000	BBB	Glencore Funding LLC, Company Guaranteed Notes, 6.000% due 4/15/14(c)	$308,226

Diversified Financial Services — 3.6%
		American Express Co.:
72,000	BBB+	Senior Unsecured Notes, 2.650% due 12/2/22	65,997
310,000	BBB-	Subordinated Notes, 6.800% due 9/1/66(a)	332,243
1,500,000	BB(e)	Astoria Depositor Corp., Pass Thru Certificates, 8.144% due 5/1/21(c)	1,485,000
		Bear Stearns Cos. LLC (The), Senior Unsecured Notes:
20,000	A	6.400% due 10/2/17	23,102
2,280,000	A	7.250% due 2/1/18	2,713,057
400,000	A+	Caisse Centrale Desjardins du Quebéc, Senior Unsecured Notes, 2.650% due 9/16/15(c)	413,410
1,400,000	AAA	CDP Financial Inc., Company Guaranteed Notes, 4.400% due 11/25/19(c)	1,533,538
350,000	BB-	CIT Group Inc., Senior Unsecured Notes, 5.250% due 3/15/18	363,125
		Citigroup Inc., Senior Unsecured Notes:
1,685,000	A-	1.250% due 1/15/16	1,671,709
1,200,000	A-	1.226% due 7/25/16(a)	1,206,313
1,342,000	BBB	Credit Suisse, Subordinated Notes, 6.000% due 2/15/18	1,505,207
		Farmers Exchange Capital, Subordinated Notes:
1,300,000	A-	7.050% due 7/15/28(c)	1,558,184
100,000	A-	7.200% due 7/15/48(c)	113,804
195,000	BB+	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 12.000% due 5/15/15	228,909
		General Electric Capital Corp.:
		Senior Unsecured Notes:
700,000	AA+	0.394% due 3/20/14(a)	700,120
500,000	AA+	0.572% due 6/20/14(a)	501,113
750,000	AA+	0.465% due 5/11/16(a)	744,271
910,000	AA+	5.625% due 5/1/18	1,039,266
1,025,000	AA+	0.744% due 8/15/36(a)	825,477
925,000	AA+	6.150% due 8/7/37	1,041,715
370,000	AA+	6.875% due 1/10/39	450,127
		Subordinated Notes:
360,000	AA	5.300% due 2/11/21	389,487
840,000	AA-	6.375% due 11/15/67(a)	889,350
470,000	A-	HSBC Finance Corp., Subordinated Notes, 6.676% due 1/15/21	531,434
160,000	BBB-	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Company Guaranteed Notes, 8.000% due 1/15/18	168,800
270,000	BB	ILFC E-Capital Trust II, Limited Guaranteed Notes, 6.250% due 12/21/65(a)(c)	248,400
		International Lease Finance Corp., Senior Secured Notes:
500,000	BBB-	6.500% due 9/1/14(c)	523,750
880,000	BBB-	6.750% due 9/1/16(c)	965,800
590,000	BBB-	7.125% due 9/1/18(c)	657,850
		John Deere Capital Corp.:
70,000	A	Senior Notes, 1.700% due 1/15/20	65,564
130,000	A	Unsecured Notes, 2.250% due 4/17/19	129,490
		JPMorgan Chase & Co.:
		Senior Unsecured Notes:
600,000	A	1.100% due 10/15/15	600,018
480,000	A	0.882% due 2/26/16(a)	479,973
745,000	A	2.000% due 8/15/17	741,280
295,000	A	1.166% due 1/25/18(a)	296,217
90,000	A	4.400% due 7/22/20	94,608
150,000	A	4.500% due 1/24/22	155,899
50,000	A	3.250% due 9/23/22	46,906
480,000	A	3.200% due 1/25/23	447,522
		Subordinated Notes:
295,000	A-	5.125% due 9/15/14	307,851

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
Diversified Financial Services — 3.6% — (continued)
$330,000	A-	5.150% due 10/1/15	$355,830
630,000	A-	6.125% due 6/27/17	711,703
360,000	A-	3.375% due 5/1/23	327,648
1,450,000	BBB	JPMorgan Chase Capital XIII, Limited Guaranteed Notes, 1.226% due 9/30/34(a)	1,210,750
900,000	BBB	JPMorgan Chase Capital XXIII, Limited Guaranteed Notes, 1.264% due 5/15/47(a)	675,000
60,000	B+	Nationstar Mortgage LLC/Nationstar Capital Corp., Company Guaranteed Notes, 6.500% due 7/1/21	58,500
1,700,000	BBB-	Pipeline Funding Co. LLC, Pass Thru Certificates, 7.500% due 1/15/30(c)	1,989,758
350,000	A+	Prudential Holdings LLC, Senior Secured Notes, 8.695% due 12/18/23(c)	438,479
300,000	A+	SSIF Nevada LP, Bank Guaranteed Notes, 0.968% due 4/14/14(a)(c)	301,132
470,000	BBB+	State Street Corp., Junior Subordinated Debentures Notes, 4.956% due 3/15/18	513,842
323,954	Baa2(d)	SteelRiver Transmission Co. LLC, Senior Secured Notes, 4.710% due 6/30/17(c)	336,240
140,000	A-	Vesey Street Investment Trust I, Company Guaranteed Notes, step bond to yield, 4.404% due 9/1/16	149,165
750,000	A	ZFS Finance USA Trust II, Junior Subordinated Notes, 6.450% due 12/15/65(a)(c)	804,375

		Total Diversified Financial Services	34,128,308

Diversified Telecommunication Services — 0.5%
		AT&T Inc., Senior Unsecured Notes:
170,000	A-	5.100% due 9/15/14	177,976
450,000	A-	5.500% due 2/1/18	511,358
170,000	A-	4.450% due 5/15/21	180,284
320,000	A-	3.875% due 8/15/21	324,389
10,000	A-	6.300% due 1/15/38	11,182
160,000	A-	Cellco Partnership/Verizon Wireless Capital LLC, Senior Unsecured Notes, 8.500% due 11/15/18	202,620
220,000	BBB+	Deutsche Telekom International Finance BV, Company Guaranteed Notes, 5.750% due 3/23/16	243,004
		Intelsat Jackson Holdings SA, Company Guaranteed Notes:
865,000	B	8.500% due 11/1/19	945,012
60,000	B	7.500% due 4/1/21	65,100
300,000	B	5.500% due 8/1/23 (c)	279,750
10,000	BBB+	Rogers Wireless Inc., Company Guaranteed Notes, 6.375% due 3/1/14	10,283
140,000	BBB-	Royal KPN NV, Senior Unsecured Notes, 8.375% due 10/1/30	180,704
90,000	B+	tw telecom holdings inc., Company Guaranteed Notes, 5.375% due 10/1/22	85,950
		Verizon Communications Inc., Senior Unsecured Notes:
40,000	A-	6.350% due 4/1/19	46,711
190,000	A-	2.450% due 11/1/22	167,547
220,000	A-	6.900% due 4/15/38	262,594
265,000	A-	3.850% due 11/1/42	213,624
855,000	A-	Vodafone Group PLC, Senior Unsecured Notes, 4.150% due 6/10/14	877,965

		Total Diversified Telecommunication Services	4,786,053

Electric Utilities — 1.5%
1,700,000	A-	Ameren Illinois Co., Senior Secured Notes, 6.250% due 4/1/18	1,969,600
40,000	BB-	Calpine Corp., Senior Secured Notes, 7.875% due 1/15/23(c)	43,100
215,000	BBB+	Cleveland Electric Illuminating Co. (The), Senior Secured Notes, 7.880% due 11/1/17	256,133
250,000	BBB	Columbus Southern Power Co., Senior Unsecured Notes, 6.050% due 5/1/18	288,142
		Dominion Resources Inc., Senior Unsecured Notes:
105,000	A-	7.195% due 9/15/14	111,514
390,000	A-	5.200% due 8/15/19	441,093
298,000	BB	DPL Inc., Senior Unsecured Notes, 7.250% due 10/15/21	305,450
		Duke Energy Corp., Senior Unsecured Notes:
180,000	BBB	5.050% due 9/15/19	199,867
110,000	BBB	3.550% due 9/15/21	109,891
195,000	A	Duke Energy Florida Inc., 1st Mortgage Notes, 5.900% due 3/1/33	221,156

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
Electric Utilities — 1.5% — (continued)
$20,000	B-	Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes, 10.000% due 12/1/20	$21,175
920,000	A-	Entergy Texas Inc., 1st Mortgage Notes, 7.125% due 2/1/19	1,085,270
105,000	BBB-	Exelon Corp., Senior Unsecured Notes, 5.625% due 6/15/35	108,954
		FirstEnergy Corp., Senior Unsecured Notes:
100,000	BB+	2.750% due 3/15/18	96,062
450,000	BB+	4.250% due 3/15/23	409,516
930,000	BB+	7.375% due 11/15/31	943,386
55,000	A	Florida Power & Light Co., 1st Mortgage Notes, 4.950% due 6/1/35	59,363
455,044	BBB-	Indiantown Cogeneration LP, 1st Mortgage Notes, 9.770% due 12/15/20	500,641
775,000	BBB	KCP&L Greater Missouri Operations Co., Senior Unsecured Notes, 8.270% due 11/15/21	948,030
		Midamerican Energy Holdings Co., Senior Unsecured Notes:
250,000	BBB+	5.950% due 5/15/37	280,494
275,000	BBB+	6.500% due 9/15/37	327,546
487,147	BB-	Mirant Mid Atlantic Pass Through Trust C, Pass Thru Certificates, 10.060% due 12/30/28	541,951
80,000	A	Oncor Electric Delivery Co. LLC, Senior Secured Notes, 7.000% due 9/1/22	98,829
		Pacific Gas & Electric Co., Senior Unsecured Notes:
350,000	BBB	5.625% due 11/30/17	400,776
340,000	BBB	6.050% due 3/1/34	387,334
235,000	A	PacifiCorp, 1st Mortgage Notes, 4.100% due 2/1/42	218,580
500,000	BBB-	PNM Resources Inc., Senior Unsecured Notes, 9.250% due 5/15/15	561,875
500,000	BBB	Progress Energy Inc., Senior Unsecured Notes, 4.875% due 12/1/19	552,884
500,000	BBB	Public Service Co. of New Mexico, Senior Unsecured Notes, 7.950% due 5/15/18	596,888
425,000	A	Public Service Electric & Gas Co., Senior Secured Notes, 0.850% due 8/15/14	426,773
450,000	A-	Texas-New Mexico Power Co., 1st Mortgage Notes, 6.950% due 4/1/43(c)	569,527
		Virginia Electric & Power Co., Senior Unsecured Notes:
125,000	A-	6.000% due 5/15/37	149,474
25,000	A-	6.350% due 11/30/37	31,222
250,000	A-	4.000% due 1/15/43	229,732

		Total Electric Utilities	13,492,228

Electronic Equipment, Instruments & Components — 0.0%
303,000	BBB-	Jabil Circuit Inc., Senior Unsecured Notes, 8.250% due 3/15/18	358,297

Energy Equipment & Services — 0.1%
260,000	A	Baker Hughes Inc., Senior Unsecured Notes, 3.200% due 8/15/21	260,648
		Chesapeake Midstream Partners LP/CHKM Finance Corp., Company Guaranteed Notes:
60,000	BB	5.875% due 4/15/21	61,950
180,000	BB	6.125% due 7/15/22	185,850

		Total Energy Equipment & Services	508,448

Food & Staples Retailing — 0.1%
420,000	BBB+	CVS Caremark Corp., Senior Unsecured Notes, 2.750% due 12/1/22	388,875
286,900	BBB+	CVS Pass-Through Trust, Pass Thru Certificates, 6.036% due 12/10/28	316,635

		Total Food & Staples Retailing	705,510

Food Products — 0.1%
180,000	BB-	Hawk Acquisition Sub Inc., Secured Notes, 4.250% due 10/15/20(c)	170,550
370,000	BBB+	Kellogg Co., Senior Unsecured Notes, 3.125% due 5/17/22	356,849
380,000	BBB	Kraft Foods Group Inc., Senior Unsecured Notes, 3.500% due 6/6/22	372,281
348,000	BBB-	Mondelez International Inc., Senior Unsecured Notes, 5.375% due 2/10/20	389,435

		Total Food Products	1,289,115

Gas Utilities — 0.0%
185,000	BBB+	Sempra Energy, Senior Unsecured Notes, 6.000% due 10/15/39	207,142

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
Health Care Equipment & Supplies — 0.1%
$80,000	BBB-	Mallinckrodt International Finance S.A., Company Guaranteed Notes, 4.750% due 4/15/23(c)	$75,997
		Medtronic Inc., Senior Unsecured Notes:
150,000	A+	4.450% due 3/15/20	163,232
100,000	A+	5.550% due 3/15/40	112,482
425,000	A	St. Jude Medical Inc., Senior Unsecured Notes, 3.250% due 4/15/23	400,600

		Total Health Care Equipment & Supplies	752,311

Health Care Providers & Services — 0.5%
560,000	B	CHS/Community Health Systems Inc., Company Guaranteed Notes, 8.000% due 11/15/19	590,800
350,000	BBB+	Coventry Health Care Inc., Senior Unsecured Notes, 5.450% due 6/15/21	386,960
		Fresenius Medical Care US Finance Inc., Company Guaranteed Notes:
120,000	BB+	6.500% due 9/15/18(c)	131,400
110,000	BB+	5.750% due 2/15/21(c)	112,750
		HCA Inc.:
210,000	B-	Company Guaranteed Notes, 7.500% due 2/15/22	228,900
		Senior Unsecured Notes:
120,000	B-	7.190% due 11/15/15	131,400
29,000	B-	6.500% due 2/15/16	31,538
70,000	BBB+	Humana Inc., Senior Unsecured Notes, 3.150% due 12/1/22	64,751
301,000	AA	Roche Holdings Inc., Company Guaranteed Notes, 6.000% due 3/1/19(c)	357,223
100,000	B+	Tenet Healthcare Corp., Senior Secured Notes, 4.500% due 4/1/21(c)	92,250
		UnitedHealth Group Inc., Senior Unsecured Notes:
300,000	A	1.625% due 3/15/19	287,389
705,000	A	3.375% due 11/15/21	697,549
		WellPoint Inc., Senior Unsecured Notes:
80,000	A-	1.250% due 9/10/15	80,448
30,000	A-	5.875% due 6/15/17	33,983
770,000	A-	3.125% due 5/15/22	726,646
530,000	A-	3.300% due 1/15/23	499,501

		Total Health Care Providers & Services	4,453,488

Household Durables — 0.0%
		Taylor Morrison Communities Inc./Monarch Communities Inc., Company Guaranteed Notes:
110,000	BB-	7.750% due 4/15/20(c)	120,725
120,000	BB-	5.250% due 4/15/21(c)	113,700

		Total Household Durables	234,425

Household Products — 0.0%
		Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes:
100,000	B+	7.125% due 4/15/19	106,875
200,000	B+	7.875% due 8/15/19	221,000

		Total Household Products	327,875

Independent Power Producers & Energy Traders — 0.0%
		AES Corp. (The), Senior Unsecured Notes:
74,000	BB-	7.750% due 10/15/15	82,695
60,000	BB-	7.375% due 7/1/21	65,700
90,000	BB-	4.875% due 5/15/23	83,025

		Total Independent Power Producers & Energy Traders	231,420

Industrial Conglomerates — 0.2%
		Eaton Corp., Company Guaranteed Notes:
140,000	A-	1.500% due 11/2/17(c)	136,931
590,000	A-	2.750% due 11/2/22(c)	543,562
160,000	A-	4.150% due 11/2/42(c)	141,925

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
Industrial Conglomerates — 0.2% — (continued)
		General Electric Co., Senior Unsecured Notes:
$170,000	AA+	0.850% due 10/9/15	$170,076
525,000	AA+	2.700% due 10/9/22	490,794

		Total Industrial Conglomerates	1,483,288

Insurance — 1.0%
		American International Group Inc., Senior Unsecured Notes:
400,000	A-	5.450% due 5/18/17	444,802
2,300,000	A-	8.250% due 8/15/18	2,851,276
330,000	A-	4.875% due 6/1/22	352,754
50,000	BBB-	ING US Inc., Company Guaranteed Notes, 2.900% due 2/15/18	49,500
525,000	A	Manulife Financial Corp., Senior Unsecured Notes, 3.400% due 9/17/15	549,989
870,000	BBB	MetLife Inc., Junior Subordinated Notes, 6.400% due 12/15/36	879,787
1,300,000	AA-	MetLife Institutional Funding II, Secured Notes, 1.625% due 4/2/15(c)	1,314,737
350,000	AA-	Metropolitan Life Global Funding I, Secured Notes, 1.500% due 1/10/18(c)	339,857
850,000	A-	Nationwide Mutual Insurance Co., Subordinated Notes, 5.810% due 12/15/24(a)(c)	854,250
625,000	AA+	New York Life Global Funding, Secured Notes, 0.800% due 2/12/16(c)	620,049
390,000	A	Prudential Financial Inc., Notes, 7.375% due 6/15/19	478,650
230,000	AA-	Swiss Re Treasury US Corp., Company Guaranteed Notes, 2.875% due 12/6/22(c)	215,168
290,000	AA-	Teachers Insurance & Annuity Association of America, Subordinated Notes, 6.850% due 12/16/39(c)	359,081

		Total Insurance	9,309,900

Life Sciences Tools & Services — 0.0%
120,000	BBB	Thermo Fisher Scientific Inc., Senior Unsecured Notes, 3.600% due 8/15/21	116,965

Machinery — 0.1%
405,000	BBB-	AGCO Corp., Senior Unsecured Notes, 5.875% due 12/1/21	427,436

Media — 0.9%
		CCO Holdings LLC/CCO Holdings Capital Corp., Company Guaranteed Notes:
130,000	BB-	7.000% due 1/15/19	138,125
555,000	BB-	8.125% due 4/30/20	604,950
210,000	BB-	6.500% due 4/30/21	213,675
100,000	BB-	6.625% due 1/31/22	102,000
200,000	A-	Comcast Cable Communications Holdings Inc., Company Guaranteed Notes, 9.455% due 11/15/22	280,691
		Comcast Corp., Company Guaranteed Notes:
30,000	A-	5.875% due 2/15/18	34,778
540,000	A-	5.700% due 5/15/18	627,177
170,000	BBB	COX Communications Inc., Senior Unsecured Notes, 8.375% due 3/1/39(c)	203,862
100,000	BB+	CSC Holdings LLC, Senior Unsecured Notes, 6.750% due 11/15/21	105,750
		DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Company Guaranteed Notes:
1,000,000	BBB	3.500% due 3/1/16	1,039,420
100,000	BBB	5.150% due 3/15/42	86,387
		DISH DBS Corp., Company Guaranteed Notes:
20,000	BB-	7.000% due 10/1/13	20,105
50,000	BB-	6.625% due 10/1/14	52,312
25,000	BB-	7.125% due 2/1/16	27,375
100,000	BB-	6.750% due 6/1/21	104,750
540,000	A-	NBCUniversal Enterprise Inc., Company Guaranteed Notes, 1.974% due 4/15/19(c)	521,555
220,000	A-	NBCUniversal Media LLC, Company Guaranteed Notes, 4.450% due 1/15/43	204,662
125,000	BBB+	News America Holdings Inc., Company Guaranteed Notes, 8.500% due 2/23/25	156,284
		News America Inc., Company Guaranteed Notes:
30,000	BBB+	4.500% due 2/15/21	31,421
25,000	BBB+	6.200% due 12/15/34	26,914

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
Media — 0.9% — (continued)
$44,000	BBB+	Omnicom Group Inc., Company Guaranteed Notes, 5.900% due 4/15/16	$49,093
70,000	BBB+	Rogers Cable Inc., Company Guaranteed Notes, 6.750% due 3/15/15	76,123
598,000	A-	Scripps Networks Interactive Inc., Senior Unsecured Notes, 2.700% due 12/15/16	619,275
480,000	A-	TCI Communications Inc., Senior Unsecured Notes, 8.750% due 8/1/15	550,445
		Time Warner Cable Inc., Company Guaranteed Notes:
510,000	BBB	8.250% due 4/1/19	596,669
350,000	BBB	5.000% due 2/1/20	353,342
50,000	BBB	4.125% due 2/15/21	47,593
60,000	BBB	5.875% due 11/15/40	54,112
40,000	BBB	5.500% due 9/1/41	34,281
50,000	BBB	Time Warner Entertainment Co. LP, Company Guaranteed Notes, 8.375% due 7/15/33	55,979
		Time Warner Inc., Company Guaranteed Notes:
100,000	BBB	4.700% due 1/15/21	106,361
110,000	BBB	4.750% due 3/29/21	117,379
90,000	BBB	7.700% due 5/1/32	114,137
30,000	BBB	6.250% due 3/29/41	32,991
130,000	B+	Univision Communications Inc., Senior Secured Notes, 5.125% due 5/15/23(c)	123,337
410,000	BBB	Viacom Inc., Senior Unsecured Notes, 4.250% due 9/1/23	406,558
110,000	BBB	WPP Finance UK, Company Guaranteed Notes, 8.000% due 9/15/14	117,715

		Total Media	8,037,583

Metals & Mining — 0.9%
1,000,000	BB-	ALROSA Finance SA, Company Guaranteed Notes, 7.750% due 11/3/20	1,093,100
790,000	BBB	Barrick Gold Corp., Unsecured Notes, 4.100% due 5/1/23(c)	695,782
500,000	BBB	Barrick North America Finance LLC, Company Guaranteed Notes, 4.400% due 5/30/21	467,959
		BHP Billiton Finance USA Ltd., Company Guaranteed Notes:
370,000	A+	6.500% due 4/1/19	438,646
230,000	A+	3.250% due 11/21/21	224,088
		Cliffs Natural Resources Inc., Senior Unsecured Notes:
370,000	BBB-	3.950% due 1/15/18(i)	362,400
90,000	BBB-	4.800% due 10/1/20(i)	83,973
40,000	BBB-	4.875% due 4/1/21	37,052
		Corp. Nacional del Cobre de Chile, Senior Unsecured Notes:
100,000	AA-	4.750% due 10/15/14(c)	104,139
295,000	AA-	3.750% due 11/4/20(c)	287,450
		FMG Resources August 2006 Pty Ltd., Company Guaranteed Notes:
120,000	B+	7.000% due 11/1/15(c)	124,200
40,000	B+	6.375% due 2/1/16(c)	41,100
160,000	B+	8.250% due 11/1/19(c)	171,600
		Freeport-McMoRan Copper & Gold Inc., Senior Unsecured Notes:
50,000	BBB	2.375% due 3/15/18(c)	46,774
120,000	BBB	3.100% due 3/15/20(c)	108,904
480,000	BBB	3.550% due 3/1/22	429,124
305,000	BBB	5.450% due 3/15/43(c)	263,888
		Rio Tinto Finance USA Ltd., Company Guaranteed Notes:
500,000	A-	9.000% due 5/1/19	641,658
200,000	A-	3.500% due 11/2/20	196,336
560,000	BBB	Southern Copper Corp., Senior Unsecured Notes, 5.250% due 11/8/42	434,487
		Vale Overseas Ltd., Company Guaranteed Notes:
1,342,000	A-	4.375% due 1/11/22	1,255,512
260,000	A-	6.875% due 11/21/36	253,078
		Xstrata Finance Canada Ltd., Company Guaranteed Notes:
320,000	BBB	2.050% due 10/23/15(c)	318,744
60,000	BBB	5.800% due 11/15/16(c)	65,152
280,000	BBB	2.700% due 10/25/17(c)	271,327

		Total Metals & Mining	8,416,473

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
Multiline Retail — 0.0%
$290,000	BBB-	Dollar General Corp., Senior Unsecured Notes, 3.250% due 4/15/23	$264,634

Multi-Utilities — 0.0%
250,000	BBB-	CMS Energy Corp., Senior Unsecured Notes, 5.050% due 3/15/22	269,291

Oil, Gas & Consumable Fuels — 3.0%
240,000	BBB-	Anadarko Finance Co., Company Guaranteed Notes, 7.500% due 5/1/31	300,995
		Anadarko Petroleum Corp., Senior Unsecured Notes:
150,000	BBB-	7.625% due 3/15/14	155,324
75,000	BBB-	5.750% due 6/15/14	77,801
308,000	BBB-	5.950% due 9/15/16	345,678
1,127,000	BBB-	6.375% due 9/15/17	1,305,400
		Apache Corp., Senior Unsecured Notes:
540,000	A-	5.625% due 1/15/17	608,331
70,000	A-	3.250% due 4/15/22	68,329
380,000	B-	Arch Coal Inc., Company Guaranteed Notes, 8.750% due 8/1/16(i)	369,550
90,000	BB	Atwood Oceanics Inc., Senior Unsecured Notes, 6.500% due 2/1/20	96,750
		BP Capital Markets PLC, Company Guaranteed Notes:
350,000	A	5.250% due 11/7/13	352,999
225,000	A	4.742% due 3/11/21	241,725
370,000	A	3.245% due 5/6/22	353,511
160,000	A	2.750% due 5/10/23	145,106
225,000	BBB+	Cameron International Corp., Senior Unsecured Notes, 7.000% due 7/15/38	282,974
300,000	BB-	Chesapeake Energy Corp., Company Guaranteed Notes, 6.875% due 11/15/20	326,250
130,000	BB-	Cie Générale de Géophysique — Veritas, Company Guaranteed Notes, 7.750% due 5/15/17	133,900
		Concho Resources Inc., Company Guaranteed Notes:
130,000	BB+	6.500% due 1/15/22	138,450
110,000	BB+	5.500% due 10/1/22	108,075
410,000	A	ConocoPhillips, Company Guaranteed Notes, 6.000% due 1/15/20	485,313
65,000	A	ConocoPhillips Holding Co., Senior Unsecured Notes, 6.950% due 4/15/29	83,314
210,000	BB	Consol Energy Inc., Company Guaranteed Notes, 6.375% due 3/1/21	213,150
		Continental Resources Inc., Company Guaranteed Notes:
390,000	BBB-	5.000% due 9/15/22	395,850
120,000	BBB-	4.500% due 4/15/23	118,500
205,000	BBB-	DCP Midstream Operating LP, Company Guaranteed Notes, 3.875% due 3/15/23	187,771
730,000	BB	Denbury Resources Inc., Company Guaranteed Notes, 4.625% due 7/15/23	655,175
310,000	BBB+	Devon Energy Corp., Senior Unsecured Notes, 5.600% due 7/15/41	322,873
325,000	BB	El Paso Corp., Senior Secured Notes, 7.750% due 1/15/32	342,763
575,000	BBB-	El Paso Natural Gas Co., Senior Unsecured Notes, 8.625% due 1/15/22	743,950
460,000	BBB-	El Paso Pipeline Partners Operating Co. LLC, Company Guaranteed Notes, 6.500% due 4/1/20	529,625
90,000	BB	Energy Transfer Equity LP, Senior Secured Notes, 7.500% due 10/15/20	98,550
		Energy Transfer Partners LP, Senior Unsecured Notes:
500,000	BBB-	8.250% due 11/15/29(c)	613,235
158,000	BBB-	6.500% due 2/1/42	170,885
220,000	BBB+	Ensco PLC, Senior Unsecured Notes, 4.700% due 3/15/21	233,090
		Enterprise Products Operating LLC, Company Guaranteed Notes:
325,000	BBB+	5.600% due 10/15/14	341,890
340,000	BBB+	6.300% due 9/15/17	392,418
580,000	BBB+	3.350% due 3/15/23	551,959
150,000	BBB+	5.700% due 2/15/42	160,371
120,000	BBB+	4.850% due 3/15/44	115,201
		Hess Corp., Senior Unsecured Notes:
50,000	BBB	7.875% due 10/1/29	62,684
160,000	BBB	7.300% due 8/15/31	194,442
385,000	BBB-	Kerr-McGee Corp., Company Guaranteed Notes, 7.875% due 9/15/31	489,762
290,000	BB-	Key Energy Services Inc., Company Guaranteed Notes, 6.750% due 3/1/21	287,825

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 3.0% — (continued)
		Kinder Morgan Energy Partners LP, Senior Unsecured Notes:
$30,000	BBB	6.000% due 2/1/17	$33,949
170,000	BBB	6.850% due 2/15/20	200,620
167,000	BBB	5.000% due 8/15/42	155,884
240,000	BB	Kinder Morgan Finance Co. LLC, Senior Secured Notes, 6.000% due 1/15/18(c)	261,445
220,000	BB	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Company Guaranteed Notes, 4.500% due 7/15/23	201,300
580,000	BBB-	Newfield Exploration Co., Senior Unsecured Notes, 5.625% due 7/1/24	562,600
280,000	BBB	Noble Energy Inc., Senior Unsecured Notes, 4.150% due 12/15/21	286,809
		Occidental Petroleum Corp., Senior Unsecured Notes:
310,000	A	3.125% due 2/15/22	295,560
20,000	A	2.700% due 2/15/23	18,187
1,000,000	BBB-	Panhandle Eastern Pipeline Co. LP, Senior Unsecured Notes, 8.125% due 6/1/19	1,206,573
		Peabody Energy Corp., Company Guaranteed Notes:
60,000	BB	6.250% due 11/15/21	58,200
190,000	BB	7.875% due 11/1/26	190,475
29,000	BBB	Pemex Project Funding Master Trust, Company Guaranteed Notes, 6.625% due 6/15/35	29,942
1,000,000	BBB	Petrobras Global Finance BV, Company Guaranteed Notes, 1.884% due 5/20/16(a)	991,250
1,810,000	BBB	Petrobras International Finance Co. — Pifco, Company Guaranteed Notes, 5.375% due 1/27/21	1,776,484
175,000	BBB+	Petrohawk Energy Corp., Company Guaranteed Notes, 7.250% due 8/15/18	190,662
		Petroleos Mexicanos:
1,024,000	NR	3.500% due 1/30/23	919,040
323,000	NR	4.875% due 1/18/24	318,962
		Plains Exploration & Production Co., Company Guaranteed Notes:
460,000	BBB	6.125% due 6/15/19	485,968
70,000	BBB	6.500% due 11/15/20	74,600
20,000	BBB	6.875% due 2/15/23	21,316
		QEP Resources Inc., Senior Unsecured Notes:
40,000	BB+	6.875% due 3/1/21	43,600
50,000	BB+	5.250% due 5/1/23	47,125
		Range Resources Corp., Company Guaranteed Notes:
180,000	BB	5.000% due 8/15/22	176,850
120,000	BB	5.000% due 3/15/23	117,900
360,000	BB	Regency Energy Partners LP/Regency Energy Finance Corp., Company Guaranteed Notes, 6.875% due 12/1/18	387,900
330,000	A+	Schlumberger Investment SA, Company Guaranteed Notes, 3.300% due 9/14/21(c)	328,291
60,000	A+	Schlumberger Norge AS, Company Guaranteed Notes, 4.200% due 1/15/21(c)	63,606
80,000	BBB-	SESI LLC, Company Guaranteed Notes, 7.125% due 12/15/21	87,000
360,000	AA	Shell International Finance BV, Company Guaranteed Notes, 4.375% due 3/25/20	393,738
		Southern Natural Gas Co. LLC, Senior Unsecured Notes:
40,000	BBB-	5.900% due 4/1/17(c)	45,364
58,000	BBB-	8.000% due 3/1/32	75,345
575,000	AA-	Statoil ASA, Company Guaranteed Notes, 1.200% due 1/17/18	559,801
1,300,000	BBB+	Suncor Energy Inc., Senior Unsecured Notes, 6.850% due 6/1/39	1,579,036
		Transocean Inc., Company Guaranteed Notes:
333,000	BBB-	5.050% due 12/15/16	364,486
198,000	BBB-	6.000% due 3/15/18	220,730
300,000	BBB-	6.375% due 12/15/21	331,417
250,000	BBB-	3.800% due 10/15/22	234,103
		Williams Cos., Inc., Senior Unsecured Notes:
654,000	BBB-	7.875% due 9/1/21	778,766
87,000	BBB-	7.500% due 1/15/31	97,818
166,000	BBB-	8.750% due 3/15/32	206,721

		Total Oil, Gas & Consumable Fuels	27,621,167

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
Paper & Forest Products — 0.0%
$240,000	BBB-	Celulosa Arauco y Constitucion SA, Senior Unsecured Notes, 4.750% due 1/11/22	$232,071

Pharmaceuticals — 0.4%
		AbbVie Inc., Senior Unsecured Notes:
880,000	A	1.750% due 11/6/17	868,364
745,000	A	2.900% due 11/6/22	695,446
445,000	BBB	Actavis Inc., Senior Unsecured Notes, 5.000% due 8/15/14	461,443
820,000	BBB+	Express Scripts Holding Co., Company Guaranteed Notes, 3.500% due 11/15/16	866,700
780,000	A+	GlaxoSmithKline Capital PLC, Company Guaranteed Notes, 2.850% due 5/8/22	745,481
130,000	AA	Pfizer Inc., Senior Unsecured Notes, 7.200% due 3/15/39	178,024
240,000	AA	Wyeth LLC, Company Guaranteed Notes, 5.950% due 4/1/37	285,153
60,000	BBB-	Zoetis Inc., Senior Unsecured Notes, 3.250% due 2/1/23(c)	56,617

		Total Pharmaceuticals	4,157,228

Real Estate Investment Trusts (REITs) — 1.1%
700,000	BBB-	Duke Realty LP, Senior Unsecured Notes, 6.500% due 1/15/18	799,961
2,900,000	BBB	Goodman Funding Pty Ltd., Company Guaranteed Notes, 6.375% due 11/12/20(c)	3,183,989
		HCP Inc., Senior Unsecured Notes:
750,000	BBB+	6.000% due 6/15/14	778,678
775,000	BBB+	2.625% due 2/1/20	726,831
		Health Care REIT Inc., Senior Unsecured Notes:
1,395,000	BBB	4.950% due 1/15/21	1,467,435
425,000	BBB	6.500% due 3/15/41	463,792
600,000	BBB-	Healthcare Realty Trust Inc., Senior Unsecured Notes, 6.500% due 1/17/17	670,161
400,000	BBB-	SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Part, Senior Unsecured Notes, 7.750% due 3/15/20	469,755
1,300,000	BBB	Ventas Realty LP/Ventas Capital Corp., Company Guaranteed Notes, 4.000% due 4/30/19	1,349,752
250,000	A-	WEA Finance LLC/WT Finance Aust Pty Ltd., Company Guaranteed Notes, 6.750% due 9/2/19(c)	295,611

		Total Real Estate Investment Trusts (REITs)	10,205,965

Road & Rail — 0.1%
150,000	BBB+	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.375% due 9/1/42	136,583
520,000	BBB-	Penske Truck Leasing Co. LP/PTL Finance Corp., Unsecured Notes, 3.125% due 5/11/15(c)	535,671
		Union Pacific Corp., Senior Unsecured Notes:
43,000	A-	5.375% due 5/1/14	44,368
84,000	A-	4.163% due 7/15/22	87,956

		Total Road & Rail	804,578

Software — 0.1%
340,000	B+	First Data Corp., Senior Secured Notes, 6.750% due 11/1/20(c)	349,350
		Oracle Corp., Senior Unsecured Notes:
390,000	A+	1.200% due 10/15/17	380,121
395,000	A+	2.500% due 10/15/22	362,536

		Total Software	1,092,007

Specialty Retail — 0.2%
70,000	B	Michaels Stores Inc., Company Guaranteed Notes, 7.750% due 11/1/18	75,687
		QVC Inc., Senior Secured Notes:
385,000	BBB-	7.500% due 10/1/19(c)	415,168
554,000	BBB-	7.375% due 10/15/20(c)	602,242
100,000	BBB-	5.950% due 3/15/43	89,465
		Wal-Mart Stores Inc., Senior Unsecured Notes:
700,000	AA	3.250% due 10/25/20	715,493
100,000	AA	2.550% due 4/11/23	92,277
50,000	AA	4.000% due 4/11/43	45,099

		Total Specialty Retail	2,035,431

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
Tobacco — 0.4%
		Altria Group Inc., Company Guaranteed Notes:
$200,000	BBB	8.500% due 11/10/13	$202,883
136,000	BBB	9.700% due 11/10/18	178,395
260,000	BBB	9.250% due 8/6/19	341,696
230,000	BBB	4.750% due 5/5/21	244,024
350,000	BBB	2.850% due 8/9/22	316,479
358,000	A-	BAT International Finance PLC, Company Guaranteed Notes, 3.250% due 6/7/22(c)	348,015
390,000	BBB	Imperial Tobacco Finance PLC, Company Guaranteed Notes, 2.050% due 2/11/18(c)	378,318
10,000	BBB-	Lorillard Tobacco Co., Company Guaranteed Notes, 8.125% due 6/23/19	12,057
		Philip Morris International Inc., Senior Unsecured Notes:
240,000	A	2.900% due 11/15/21	231,071
315,000	A	4.500% due 3/20/42	296,661
295,000	A	4.125% due 3/4/43	262,477
		Reynolds American Inc., Company Guaranteed Notes:
300,000	BBB-	6.750% due 6/15/17	345,880
120,000	BBB-	3.250% due 11/1/22	109,993

		Total Tobacco	3,267,949

Wireless Telecommunication Services — 0.4%
330,000	A-	América Móvil SAB de CV, Company Guaranteed Notes, 5.000% due 3/30/20	351,731
		GTE Corp., Company Guaranteed Notes:
548,000	A-	6.840% due 4/15/18	644,877
50,000	A-	6.940% due 4/15/28	58,971
220,000	BB+	Softbank Corp., Senior Unsecured Notes, 4.500% due 4/15/20(c)	208,052
470,000	BB-	Sprint Capital Corp., Company Guaranteed Notes, 8.750% due 3/15/32	484,100
20,000	BBB-	Telecom Italia Capital S.A., Company Guaranteed Notes, 7.175% due 6/18/19	21,865
		Telefónica Emisiones SAU, Company Guaranteed Notes:
70,000	BBB	5.877% due 7/15/19	74,801
240,000	BBB	5.134% due 4/27/20	243,071
1,370,000	BB-	Virgin Media Secured Finance PLC, Senior Secured Notes, 6.500% due 1/15/18	1,435,075

		Total Wireless Telecommunication Services	3,522,543

		TOTAL CORPORATE BONDS & NOTES (Cost — $212,212,292)	222,356,826

MUNICIPAL BONDS — 1.8%
Arizona — 0.0%
40,000	AA	Arizona State University, Series A, 5.000% due 7/1/43	39,997

California — 0.3%
		State of California, GO:
400,000	A	5.000% due 6/1/37	398,868
900,000	A	5.000% due 11/1/37	897,435
100,000	A	5.000% due 12/1/37	99,714
670,000	A	6.200% due 10/1/19	780,108
275,000	A	6.650% due 3/1/22	325,033
340,000	A	7.550% due 4/1/39	440,409

		Total California	2,941,567

Connecticut — 0.0%
50,000	AA	State of Connecticut, GO, Series C, 5.000% due 7/15/24	56,252

Delaware — 0.0%
300,000	AA+	Northstar Education Finance Inc., Student Loan Asset Backed Notes, GTDSTD-Insured, 1.269% due 1/29/46(a)	268,462

Georgia — 0.0%
80,000	AA	Private Colleges & Universities Authority, Series A, 5.000% due 10/1/43	81,777

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating††	Security	Value
Illinois — 1.0%
$5,900,000	AA	Chicago Transit Authority, 6.90% due 12/1/40	$6,664,817
510,000	AA-	Chicago, IL, GO, FSA-Insures, 4.750% due 1/1/36	440,564
		State of Illinois, GO:
1,140,000	A-	5.100% due 6/1/33	1,001,308
650,000	A-	5.665% due 3/1/18	694,336

		Total Illinois	8,801,025

Maryland — 0.0%
80,000	AAA	State of Maryland, GO, Series A, 5.000% due 8/1/23	91,852

Minnesota — 0.1%
		Northstar Education Finance Inc. :
325,000	AA+	2007-1 Student Loan Asset backed Notes, GTDSTD-Insured, 1.069% due 1/29/46(a)	290,832
825,000	AA+	Student Loan Asset Backed Notes, GTDSTD-Insured, 0.376% due 4/28/30(a)	791,687

		Total Minnesota	1,082,519

New Jersey — 0.0%
60,000	A+	New Jersey State Turnpike Authority, Series A, 5.000% due 1/1/43	59,088
		New Jersey Transportation Trust Fund Authority :
90,000	A+	Series A, 5.000% due 6/15/42	87,715
80,000	A+	Series AA, 5.000% due 6/15/38	78,654

		Total New Jersey	225,457

New York — 0.1%
		New York City Municipal Water Finance Authority :
190,000	AAA	Series 1289, 7.723% due 12/15/13(a)(c)	174,900
40,000	AA+	Series BB, 5.000% due 6/15/47	39,997
40,000	AA+	Series EE, 5.000% due 6/15/47	39,997
70,000	AA-	New York Liberty Development Corp., 5.000% due 12/15/41	70,089

		Total New York	324,983

Ohio — 0.1%
1,000,000	B-	Buckeye Ohio Tobacco Settlement, Series A-2, 5.750% due 6/1/34	692,660
80,000	AA+	Northeast Ohio Regional Sewer District, 5.000% due 11/15/43	81,037
160,000	A+	Ohio State Turnpike Commission, 5.00% due 2/15/48	70,051
70,000	AA-	Ohio State Turnpike Commission, Series A, 5.00% due 2/15/48	155,891

		Total Ohio	999,639

Texas — 0.1%
675,000	AA	City of Houston TX, GO, 6.290% due 3/1/32	759,834
130,000	AA-	City Public Service Board of San Antonio TX, 5.000% due 2/1/43	131,062
60,000	AAA	North East Independent School District/TX, PSF-GTD-Insured, 5.000% due 8/1/43	61,746

		Total Texas	952,642

Utah — 0.0%
140,000	A-	Utah Transit Authority, 5.000% due 6/15/42	138,096

Virginia — 0.1%
522,984	AAA	Virginia Housing Development Authority, Series C, 6.000% due 6/25/34	506,640

		TOTAL MUNICIPAL BONDS (Cost — $15,979,626)	16,510,908

SENIOR LOANS — 0.1%
210,000	NR	Gardner Denver Inc., 4.250% due 7/30/20	209,289
209,475	NR	Michaels Stores Inc., 3.750% due 1/28/20	210,555
130,000	NR	Sungard Data Systems Inc., due 3/8/20*	131,219

		Total	551,063

		TOTAL SENIOR LOANS (Cost — $551,420)	551,063

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†		Rating††	Security	Value
SOVEREIGN BONDS — 3.2%
Brazil — 0.2%
$3,000,000	BRL	A-	Brazil Notas do Tesouro Nacional Serie F, Notes, 10.000% due 1/1/21	$1,167,417
			Federative Republic of Brazil, Senior Unsecured Notes
317,000		Baa2(d)	4.875% due 1/22/21	333,643
408,000		BBB	2.625% due 1/5/23	348,432

			Total Brazil	1,849,492

Canada — 0.1%
410,000		AA-	Province of Ontario Canada, Senior Unsecured Notes, 0.950% due 5/26/15	412,825

Colombia — 0.0%
270,000		BBB	Colombia Government International Bond, Senior Unsecured Notes, 2.625% due 3/15/23	234,900

Germany — 2.0%
14,100,000	EUR	Aaa(d)	Bundesschatzanweisungen, Bonds, 0.750% due 9/13/13	18,609,484

Hong Kong — 0.1%
1,000,000		AAA	Hong Kong Government Bond, Senior Unsecured Notes, 5.125% due 8/1/14(c)(g)	1,039,321

Japan — 0.1%
800,000		AA-	Japan Bank for International Cooperation, Government Liquid Guaranteed Notes, 2.875% due 2/2/15	826,845

Mexico — 0.6%
			Mexican Bonos, Bonds
20,926,000	MXN	A-	8.000% due 6/11/20	1,754,755
36,347,000	MXN	A-	6.500% due 6/9/22	2,766,354
			Mexico Government International Bond, Senior Unsecured Notes
442,000		BBB	5.125% due 1/15/20	487,968
528,000		BBB	4.750% due 3/8/44	462,792
196,000		BBB	5.750% due 10/12/10	176,890
78,000		BBB	United Mexican States, Senior Unsecured Notes, 6.050% due 1/11/40	82,992

			Total Mexico	5,731,751

Norway — 0.1%
1,270,000		AAA	Kommunalbanken AS, Senior Unsecured Notes, 1.125% due 5/23/18(c)	1,224,533

Russia — 0.0%
16,390		BBB	Russian Federation (Restricted), step bond to yield, Senior Unsecured Notes, 7.500% due 3/31/30	18,935

			TOTAL SOVEREIGN BONDS (Cost — $29,483,578)	29,948,086

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 29.0%
U.S. GOVERNMENT OBLIGATIONS — 27.8%
			U.S. Treasury Bonds:
1,600,000			8.125% due 5/15/21(k)	2,261,813
3,075,000			5.250% due 11/15/28	3,812,041
2,065,000			6.125% due 8/15/29	2,798,719
425,000			4.500% due 2/15/36	490,875
1,900,000			4.750% due 2/15/37	2,271,093
1,665,000			3.125% due 2/15/42	1,503,313
8,900,000			2.750% due 8/15/42	7,396,737
8,300,000			2.875% due 5/15/43	7,066,670
1,835,000			3.625% due 8/15/43	1,818,226
			U.S. Treasury Notes:
1,500,000			0.625% due 7/15/14	1,506,357
400,000			0.250% due 7/31/15(k)	399,086

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Security	Value
U.S. GOVERNMENT OBLIGATIONS — 27.8% — (continued)
$9,930,000	0.375% due 8/31/15	$9,928,064
18,120,000	0.625% due 8/15/16	18,051,343
230,000	0.750% due 6/30/17	226,334
1,155,000	3.500% due 2/15/18	1,259,807
8,680,000	0.750% due 3/31/18	8,403,664
3,470,000	0.625% due 4/30/18	3,334,590
4,200	1.000% due 5/31/18	4,100
15,065,000	1.375% due 6/30/18	14,941,422
76,310,000	1.375% due 7/31/18	75,588,642
6,760,000	1.500% due 8/31/18	6,727,518
15,010,000	1.375% due 5/31/20	14,280,019
3,330,000	1.875% due 6/30/20	3,268,602
20,000	2.000% due 7/31/20	19,760
1,100,000	3.125% due 5/15/21	1,160,200
5,970,000	1.750% due 5/15/23	5,460,687
9,045,000	2.500% due 8/15/23	8,850,677
	U.S. Treasury Inflation Indexed Bonds:
3,220,802	2.375% due 1/15/25	3,779,663
2,897,960	1.750% due 1/15/28	3,187,982
283,049	2.125% due 2/15/40	331,367
3,769,264	2.125% due 2/15/41	4,422,112
744,034	0.750% due 2/15/42	628,069
	U.S. Treasury Inflation Indexed Notes:
4,904,346	1.250% due 4/15/14	4,964,503
4,713,520	2.000% due 7/15/14	4,851,244
4,972,570	0.500% due 4/15/15	5,093,971
4,157,429	0.125% due 4/15/16	4,263,477
6,204,342	0.125% due 4/15/17	6,362,602
3,616,301	0.125% due 4/15/18	3,690,041
6,511,323	1.125% due 1/15/21(k)	6,890,301
5,777,408	0.125% due 1/15/22	5,595,963
809,296	0.125% due 1/15/23	772,087
	U.S. Treasury STRIPS Principal, Zero coupon bond to yield:
940,000	2.623% due 11/15/27(j)	579,576
6,060,000	3.240% due 2/15/43(j)	1,929,055

	TOTAL U.S. GOVERNMENT OBLIGATIONS	260,172,372

U.S. GOVERNMENT AGENCIES — 1.2%
	Federal Home Loan Bank (FHLB):
200,000	1.350% due 4/29/2014	201,606
290,000	1.375% due 5/28/2014	292,647
965,000	1.625% due 6/19/2018	943,736
1,645,000	2.020% due 7/16/2018	1,658,793
810,000	1.250% due 10/02/2019	761,396
2,800,000	2.375% due 1/13/2022	2,690,671
1,270,000	0.750% due 5/26/2028	1,222,968
2,000	5.625% due 11/23/2035(k)	2,134
	Federal National Mortgage Association (FNMA):
1,275,000	0.500% due 10/22/2015	1,274,276
825,000	0.700% due 6/13/2016	821,390
820,000	0.750% due 1/30/2017	810,048
650,000	10.356% due 10/09/2019	544,357

	TOTAL U.S. GOVERNMENT AGENCIES	11,224,022

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $276,646,448)	271,396,394

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Shares	Security	Value
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
506	Motors Liquidation Co. GUC Trust (Cost — $0)**	$15,231

PREFERRED STOCKS — 0.1%
FINANCIALS — 0.1%
Commercial Banks — 0.1%
30,275	GMAC Capital Trust I, 8.125% (Cost — $751,009)(a)	802,590

CONVERTIBLE PREFERRED STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
20,000	General Motors Corp., 0.000% (Cost — $0)(g)(h)**	0

WARRANTS — 0.0%
ENERGY — 0.0%
Energy Equipment & Services — 0.0%
177	SemGroup Corp., Class A Shares, expires 11/30/14 (Cost — $9,884)(g)**	5,370

Contracts
PURCHASED OPTIONS — 0.0%
United States — 0.0%
3,350,000	Swaption, 3-Month USD-LIBOR, Put @ $4.50, expires 3/15/18	324,193

	TOTAL PURCHASED OPTIONS (Cost — $254,265)	324,193

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $926,013,405)	930,127,606

Face Amount
SHORT-TERM INVESTMENTS (l) — 12.5%
COMMERCIAL PAPER — 0.3%
$2,320,000	RBS Holding USA Inc., 0.361% due 1/22/14 (Cost — $2,316,682)(j)	2,316,682

MONEY MARKET FUND — 0.1%
827,087	Invesco STIT - Government & Agency Portfolio (Cost — $827,087)(m)	827,087

REPURCHASE AGREEMENTS — 5.8%
21,700,000	BZW Securities Inc. repurchase agreement dated 8/30/13, 0.020% due 9/3/13, Proceeds at maturity - $21,700,036; (Fully collateralized by United States Treasury Notes, 2.625%, due 11/15/20; Market Valued - $22,103,496)(j)	21,700,000
8,300,000	Citigroup Inc. repurchase agreement dated 8/30/13, 0.070% due 9/3/13, Proceeds at maturity - $8,300,048; (Fully collateralized by United States Treasury Notes, 2.125%, due 12/31/15; Market Valued - $8,466,783)(j)	8,300,000
14,200,000	Merrill Lynch & Co., Inc. repurchase agreement dated 8/30/13, 0.070% due 9/3/13, Proceeds at maturity - $14,200,083; (Fully collateralized by U.S. Treasury Bonds, 3.125% due 11/15/41; Market Valued - $14,659,037)(j)	14,200,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†		Security	Value
REPURCHASE AGREEMENTS — 5.8% — (continued)
$10,400,000		Merrill Lynch & Co., Inc. repurchase agreement dated 8/23/13, 0.040% due 9/6/13, Proceeds at maturity - $10,400,150; (Fully collateralized by United States Treasury Notes, 0.50%, due 7/31/17; Market Valued - $10,646,719)(j)	$10,400,000

		TOTAL REPURCHASE AGREEMENTS (Cost — $54,600,000)	54,600,000

TIME DEPOSITS — 4.4%
5,297,734		Banco Santander SA — Germany, 0.030% due 9/3/13	5,297,734
		BBH — Grand Cayman:
670	JPY	0.005% due 9/2/13	7
1,332	GBP	0.070% due 9/2/13	2,061
359	NOK	0.500% due 9/2/13	59
339	AUD	1.665% due 9/2/13	301
869	CAD	0.285% due 9/3/13	823
15,998	EUR	Citibank — London, 0.001% due 9/2/13	21,112
29,866,518		Skandinaviska Enskilda Banken AB — Sweden, 0.030% due 9/3/13	29,866,518
6,354,426		Societe Generale — France, 0.030% due 9/3/13	6,354,426

		TOTAL TIME DEPOSITS (Cost — $41,543,041)	41,543,041

U.S. GOVERNMENT AGENCIES — 1.7%
		Federal Home Loan Bank (FHLB), Discount Notes:
1,330,000		0.055% due 10/16/13(j)	1,329,908
2,225,000		0.065% due 11/13/13(j)	2,224,707
1,500,000		0.050% due 11/29/13(j)	1,499,819
1,905,000		0.090% due 1/22/14(j)	1,904,319
		Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
2,180,000		0.090% due 9/4/13(j)	2,179,984
50,000		0.100% due 12/9/13(j)	49,986
200,000		0.100% due 12/18/13(j)(k)	199,940
2,600,000		0.084% due 1/27/14(j)	2,599,102
1,310,000		0.083% due 2/24/14(j)	1,309,468
		Federal National Mortgage Association (FNMA), Discount Notes:
2,165,000		0.100% due 12/4/13(j)	2,164,435
380,000		0.120% due 2/24/14(j)(k)	379,777

		TOTAL U.S. GOVERNMENT AGENCIES (Cost — $15,841,445)	15,841,445

U.S. GOVERNMENT OBLIGATIONS — 0.2%
		U.S. Treasury Bills:
300,000		0.048% due 9/19/13(j)	299,993
1,400,000		0.055% due 11/14/13(j)	1,399,775

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $1,699,768)	1,699,768

		TOTAL SHORT-TERM INVESTMENTS (Cost — $116,828,023)	116,828,023

		TOTAL INVESTMENTS — 111.8% (Cost — $1,042,841,428)#	1,046,955,629

		Liabilities in Excess of Other Assets — 11.8%	(110,148,086)

		TOTAL NET ASSETS — 100.0%	$936,807,543

†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments
**	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2013.
(b)	This security is traded on a TBA basis (see Note 1).
(c)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(d)	Rating by Moody’s Investors Service. All ratings are unaudited.
(e)	Rating by Fitch Ratings Service. All ratings are unaudited.
(f)	Principal only security.
(g)	Illiquid Security.
(h)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(i)	All or a portion of this security is on loan (See Note 1).
(j)	Rate shown represents yield-to-maturity.
(k)	All or a portion of this security is held at the broker or segregated as collateral for open futures or swap contracts.
(l)	Inclusive of all short term holdings, including investment of collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 12.4%.
(m)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,047,346,807.

Abbreviation used in this schedule:
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
GO	— General Obligation
GTDSTD	— Guaranteed Student Loans
JPY	— Japanese Yen
MASTR	— Mortgage Asset Securitization Transactions Inc
NOK	— Norwegian Krone
PLC	— Public Limited Company
REIT	— Real Estate Investment Trusts
REMICS	— Real Estate Mortgage Investment Conduits
STRIPS	— Separate Trading of Registered Interest and Principals

See pages 141 and 142 for definition of ratings.

Summary of Investments by Security Type^
U.S. Government & Agency Obligations	25.9%
Mortgage-Backed Securities	23.7
Corporate Bonds & Notes	21.2
Collateralized Mortgage Obligations	12.2
Sovereign Bonds	2.9
Municipal Bonds	1.6
Asset-Backed Securities	1.1
Preferred Stock	0.1
Senior Loans	0.1
Purchased Options	0.0	*
Common Stock	0.0	*
Warrant	0.0	*
Short-Term Investments	11.2

	100.0%

^	As a percentage of total investments.
*	Position represents less than 0.1%.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Schedule of Options Contracts Written

Contracts	Security Name	Expiration Date	Strike Price	Value
United States
1,000,000	Swaption, 3-Month USD-LIBOR, Put	9/3/13	$1.25	$26,504
1,300,000	Swaption, 3-Month USD-LIBOR, Put	9/3/13	1.25	34,455
2,660,000	Swaption, 3-Month USD-LIBOR, Put(a)	10/15/13	3.50	7,463
29,200,000	Swaption, 3-Month USD-LIBOR, Put	10/18/13	1.90	224,078
28,900,000	Swaption, 3-Month USD-LIBOR, Put	10/28/13	1.50	598,533
14,500,000	Swaption, 3-Month USD-LIBOR, Call	1/27/14	2.50	55,326
14,500,000	Swaption, 3-Month USD-LIBOR, Put	1/27/14	3.50	194,242
6,700,000	Swaption, 3-Month USD-LIBOR, Put	9/21/15	2.50	315,252

	Total United States			1,455,853

	TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $563,861)			$1,455,853

(a)	Upon exercise of swaption, the writer would be obligated to pay the floating rate and receive a fixed rate in exchange.

Schedule of Forward Sale Commitments

Face Amount	Security	Value
	Federal National Mortgage Association (FNMA):
$2,500,000	3.500% due 9/15/25(b)	$2,614,453

	TOTAL OPEN FORWARD SALE COMMITMENTS (Proceeds — $2,620,703)	$2,614,453

(b)	This security is traded on a TBA basis (see Note 1).

For details of other financial instruments held by this Fund, refer to Note 3.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
CORPORATE BONDS & NOTES — 93.8%
Aerospace & Defense — 1.8%
$808,000	CCC	DAE Aviation Holdings Inc., Company Guaranteed Notes, 11.250% due 8/1/15(a)	$814,060
110,000	B-	Ducommun Inc., Company Guaranteed Notes, 9.750% due 7/15/18	122,100
231,000	B	Erickson Air-Crane Inc., Secured Notes, 8.250% due 5/1/20(a)	228,690
185,000	B	Kratos Defense & Security Solutions Inc., Senior Secured Notes, 10.000% due 6/1/17	200,725
		TransDigm Inc., Company Guaranteed Notes:
125,000	CCC+	7.750% due 12/15/18	134,375
210,000	CCC+	7.500% due 7/15/21(a)	223,125
260,000	CCC+	Wyle Services Corp., Senior Subordinated Notes, 10.500% due 4/1/18(a)	263,250

		Total Aerospace & Defense	1,986,325

Airlines — 0.9%
320,000	B+	American Airlines 2013-1 Class B Pass Through Trust, Equipment Trust, 5.625% due 1/15/21(a)	309,600
40,000	CCC+	American Airlines 2013-1 Class C Pass Through Trust, Senior Secured Notes, 6.125% due 7/15/18(a)	37,500
130,745	BB	Continental Airlines 2007-1 Class B Pass Thru Trusts, Pass Thru Certificates, 6.903% due 4/19/22	135,217
30,000	BBB-	Continental Airlines 2012-2 Class B Pass Thru Trusts, Pass Thru Certificates, 5.500% due 10/29/20	29,662
61,555	BB+	Delta Air Lines 2007-1 Class B Pass Through Trust, Pass Thru Certificates, 8.021% due 8/10/22	67,095
100,704	B+	Delta Air Lines 2007-1 Class C Pass Through Trust, Pass Thru Certificates, 8.954% due 8/10/14	103,222
49,463	BBB	Delta Air Lines 2009-1 Series B Pass Through Trust, Pass Thru Certificates, 9.750% due 12/17/16	54,162
30,000	BBB-	Delta Air Lines 2010-1 Class B Pass Through Trust, Pass Thru Certificates, 6.375% due 1/2/16(a)	31,125
190,000	B+	US Airways 2013-1 Class B Pass Through Trust, Pass Thru Certificates, 5.375% due 11/15/21	180,500

		Total Airlines	948,083

Auto Components — 0.8%
		American Axle & Manufacturing Inc., Company Guaranteed Notes:
50,000	B	7.750% due 11/15/19	55,250
110,000	B	6.625% due 10/15/22	113,025
190,000	B	Chrysler Group LLC/CG Co-Issuer Inc., Secured Notes, 8.000% due 6/15/19	207,338
220,000	BB	Continental Rubber of America Corp., Senior Secured Notes, 4.500% due 9/15/19(a)	223,410
80,000	B	Cooper-Standard Holding Inc., Senior Unsecured Notes, 7.375% due 4/1/18(a)(b)	80,400
		Dana Holding Corp., Senior Unsecured Notes:
130,000	BB	5.375% due 9/15/21	128,375
130,000	BB	6.000% due 9/15/23	127,400

		Total Auto Components	935,198

Beverages — 0.1%
130,000	B-	Crestview DS Merger Sub II Inc., Senior Secured Notes, 10.000% due 9/1/21(a)	131,950

Building Products — 0.6%
20,000	BB+	Building Materials Corp. of America, Company Guaranteed Notes, 7.500% due 3/15/20(a)	21,300
310,000	B-	Texas Industries Inc., Company Guaranteed Notes, 9.250% due 8/15/20	340,225
260,000	B	Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Unsecured Notes, 6.750% due 12/15/21(a)	260,000

		Total Building Products	621,525

Chemicals — 1.6%
220,000	BB	Axiall Corp., Company Guaranteed Notes, 4.875% due 5/15/23(a)	204,875
130,000	BB-	Nufarm Australia Ltd., Company Guaranteed Notes, 6.375% due 10/15/19(a)	130,650

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Chemicals — 1.6% — (continued)
$280,000	BB-	Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes, 8.250% due 1/15/21(a)	$281,400
395,000	B	Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., Secured Notes, 6.500% due 4/15/21(a)	389,075
440,000	B	TPC Group Inc., Senior Secured Notes, 8.750% due 12/15/20(a)	451,000
300,000	BB-	Tronox Finance LLC, Company Guaranteed Notes, 6.375% due 8/15/20(a)	288,000

		Total Chemicals	1,745,000

Commercial Banks — 3.3%
		Ally Financial Inc., Company Guaranteed Notes:
60,000	B+	7.500% due 12/31/13	61,200
80,000	B+	4.625% due 6/26/15	82,857
105,000	B+	5.500% due 2/15/17	111,117
95,000	B+	8.000% due 3/15/20	109,844
140,000	BB+	Bank of America Corp., Junior Subordinated Notes, 5.200% due 12/29/49(c)	124,950
200,000	BB+	Barclays Bank PLC, Subordinated Notes, 7.625% due 11/21/22	195,750
250,000	BB-	CIT Group Inc., Senior Unsecured Notes, 5.000% due 8/1/23	234,574
210,000	BBB-	Credit Agricole SA, Junior Subordinated Notes, 8.375% due 10/29/49(a)(c)	229,950
170,000	BBB	M&T Bank Corp., Junior Subordinated Notes, 6.875% due 12/29/49(a)	172,610
		Provident Funding Associates LP/PFG Finance Corp.:
285,000	B+	Company Guaranteed Notes, 6.750% due 6/15/21(a)	289,275
260,000	B+	Senior Notes, 10.125% due 2/15/19(a)	289,250
100,000	BBB-	Santander Issuances SAU, Bank Guaranteed Notes, 5.911% due 6/20/16(a)	105,577
		Synovus Financial Corp.:
360,000	BB-	Senior Unsecured Notes, 7.875% due 2/15/19	412,200
540,000	B+	Subordinated Notes, 5.125% due 6/15/17	550,800
620,000	NR	Western Alliance Bancorp, Senior Unsecured Notes, 10.000% due 9/1/15	671,150

		Total Commercial Banks	3,641,104

Commercial Services & Supplies — 5.1%
335,000	B	ACE Cash Express Inc., Senior Secured Notes, 11.000% due 2/1/19(a)	320,762
185,000	B	Ahern Rentals Inc., Secured Notes, 9.500% due 6/15/18(a)	190,550
145,000	B+	ARC Document Solutions Inc., Company Guaranteed Notes, 10.500% due 12/15/16	151,887
260,000	B	Avis Budget Car Rental LLC/Avis Budget Finance Inc., Company Guaranteed Notes, 8.250% due 1/15/19	284,050
515,000	CCC+	Cenveo Corp., Secured Notes, 8.875% due 2/1/18	515,000
175,000	B-	DynCorp International Inc., Company Guaranteed Notes, 10.375% due 7/1/17	180,250
190,000	B-	Envision Healthcare Corp., Company Guaranteed Notes, 8.125% due 6/1/19	206,388
215,000	B+	H&E Equipment Services Inc., Company Guaranteed Notes, 7.000% due 9/1/22	229,513
		Hertz Corp. (The), Company Guaranteed Notes:
250,000	B	6.750% due 4/15/19	267,812
80,000	B	6.250% due 10/15/22	81,800
60,000	B-	Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Unsecured Notes, 9.500% due 12/1/19(a)	68,100
100,000	BB	JM Huber Corp., Senior Notes, 9.875% due 11/1/19(a)	113,000
270,000	CCC+	Laureate Education Inc., Company Guaranteed Notes, 9.250% due 9/1/19(a)	292,950
410,000	CCC+	Monitronics International Inc., Company Guaranteed Notes, 9.125% due 4/1/20	426,400
170,000	CCC+	NES Rentals Holdings Inc., Senior Secured Notes, 7.875% due 5/1/18(a)	175,950
315,000	CCC+	Park-Ohio Industries Inc., Company Guaranteed Notes, 8.125% due 4/1/21	344,138
400,000	B	Safway Group Holding LLC/Safway Finance Corp., Secured Notes, 7.000% due 5/15/18(a)	404,000
240,000	CCC+	ServiceMaster Co., Company Guaranteed Notes, 8.000% due 2/15/20	230,700
135,000	BB	Sotheby’s, Company Guaranteed Notes, 5.250% due 10/1/22(a)	128,250
125,000	BB	Stewart Enterprises Inc., Company Guaranteed Notes, 6.500% due 4/15/19	133,750
110,000	B-	StoneMor Partners LP/Cornerstone Family Services of WV, Company Guaranteed Notes, 7.875% due 6/1/21(a)	111,375
160,000	B-	TransUnion Holding Co., Inc., Senior Unsecured Notes, 9.625% due 6/15/18	173,600

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Commercial Services & Supplies — 5.1% — (continued)
		United Rentals North America Inc., Company Guaranteed Notes:
$200,000	B+	7.375% due 5/15/20	$216,500
335,000	B+	7.625% due 4/15/22	361,800

		Total Commercial Services & Supplies	5,608,525

Consumer Finance — 0.4%
120,000	BB-	CST Brands Inc., Company Guaranteed Notes, 5.000% due 5/1/23(a)	114,600
200,000	BB+	Dufry Finance SCA, Company Guaranteed Notes, 5.500% due 10/15/20(a)	205,110
120,000	BBB-	SLM Corp., Senior Unsecured Notes, 8.450% due 6/15/18	137,400

		Total Consumer Finance	457,110

Containers & Packaging — 1.0%
211,125	CCC+	ARD Finance SA, Senior Secured Notes, 11.125% due 6/1/18(a)(b)	226,959
400,000	CCC+	Ardagh Packaging Finance PLC, Company Guaranteed Notes, 9.125% due 10/15/20(a)	429,000
		Ball Corp., Company Guaranteed Notes:
130,000	BB+	5.000% due 3/15/22	128,375
40,000	BB+	4.000% due 11/15/23	35,900
230,000	BB+	Graphic Packaging International Inc., Company Guaranteed Notes, 4.750% due 4/15/21	221,950
50,000	CCC+	Pactiv Corp., Company Guaranteed Notes, 7.950% due 12/15/25	44,500
30,000	CCC+	Pactiv LLC, Company Guaranteed Notes, 8.375% due 4/15/27	26,400

		Total Containers & Packaging	1,113,084

Diversified Consumer Services — 0.1%
130,000	BB-	Service Corp. International, Senior Unsecured Notes, 7.500% due 4/1/27	141,050

Diversified Financial Services — 3.5%
100,000	BB-	CIT Group Inc., Senior Unsecured Notes, 5.375% due 5/15/20	101,000
40,000	CCC+	Compiler Finance Sub Inc., Senior Unsecured Notes, 7.000% due 5/1/21(a)	38,600
		E*Trade Financial Corp., Senior Unsecured Notes:
115,000	B-	6.750% due 6/1/16	122,188
320,000	B-	6.000% due 11/15/17	332,800
375,000	B-	6.375% due 11/15/19	395,625
210,000	B	Globe Luxembourg SCA, Senior Secured Notes, 9.625% due 5/1/18(a)	211,050
		International Lease Finance Corp., Senior Unsecured Notes:
100,000	BBB-	8.875% due 9/1/17	114,375
220,000	BBB-	8.250% due 12/15/20	245,300
155,000	BBB-	8.625% due 1/15/22	175,537
170,000	B-	Jack Cooper Holdings Corp., Senior Secured Notes, 9.250% due 6/1/20(a)	174,675
180,000	B+	Nationstar Mortgage LLC/Nationstar Capital Corp., Company Guaranteed Notes, 6.500% due 7/1/21	175,500
		Nuveen Investments Inc., Senior Unsecured Notes:
330,000	CCC	5.500% due 9/15/15	328,350
530,000	CCC	9.125% due 10/15/17(a)	524,700
260,000	CCC	9.500% due 10/15/20(a)	256,750
160,000	B	SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes, 8.875% due 8/1/20(a)	168,800
500,000	A	ZFS Finance USA Trust II, Junior Subordinated Notes, 6.450% due 12/15/65(a)(c)	536,250

		Total Diversified Financial Services	3,901,500

Diversified Telecommunication Services — 5.5%
120,000	BB	CenturyLink Inc., Senior Unsecured Notes, 6.450% due 6/15/21	120,000
665,000	CCC+	Cincinnati Bell Inc., Company Guaranteed Notes, 8.750% due 3/15/18	693,263
35,000	BB-	Cincinnati Bell Telephone Co. LLC, Company Guaranteed Notes, 6.300% due 12/1/28	32,900
		Intelsat Jackson Holdings SA, Company Guaranteed Notes:
365,000	B	7.250% due 10/15/20	391,462
255,000	CCC+	6.625% due 12/15/22(a)	255,638
530,000	B	5.500% due 8/1/23(a)	494,225

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Diversified Telecommunication Services — 5.5% — (continued)
		Intelsat Luxembourg SA, Company Guaranteed Notes:
$85,000	CCC+	6.750% due 6/1/18(a)	$88,400
345,000	CCC+	7.750% due 6/1/21(a)	356,644
270,000	CCC+	8.125% due 6/1/23(a)	283,162
		Level 3 Financing Inc., Company Guaranteed Notes:
265,000	CCC+	9.375% due 4/1/19	292,163
530,000	CCC+	8.625% due 7/15/20	569,750
90,000	B+	tw telecom holdings inc., Company Guaranteed Notes, 5.375% due 10/1/22	85,950
340,000	BB	UPCB Finance V Ltd., Senior Secured Notes, 7.250% due 11/15/21(a)	368,900
510,000	B	Virgin Media Finance PLC, Company Guaranteed Notes, 6.375% due 4/15/23(a)	508,725
957,974	B-	Wind Acquisition Holdings Finance SA, Senior Secured Notes, 12.250% due 7/15/17(a)(b)	984,318
		Windstream Corp., Company Guaranteed Notes:
310,000	B	7.500% due 6/1/22	310,000
150,000	B	7.500% due 4/1/23	147,375
60,000	B	6.375% due 8/1/23	54,525

		Total Diversified Telecommunication Services	6,037,400

Electric Utilities — 1.8%
160,000	B	Atlantic Power Corp., Company Guaranteed Notes, 9.000% due 11/15/18	160,400
		Calpine Corp., Senior Secured Notes:
45,000	BB-	7.250% due 10/15/17(a)	47,138
85,000	BB-	7.500% due 2/15/21(a)	90,525
160,000	BB	DPL Inc., Senior Unsecured Notes, 7.250% due 10/15/21	164,000
		Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc.:
185,000	CCC-	Secured Notes, 12.250% due 3/1/22(a)	206,737
145,000	B-	Senior Secured Notes, 10.000% due 12/1/20	153,519
33,620	B-	FPL Energy National Wind Portfolio LLC, Senior Secured Notes, 6.125% due 3/25/19(a)	27,743
100,000	BB-	GenOn Americas Generation LLC, Senior Unsecured Notes, 9.125% due 5/1/31	105,500
		GenOn REMA LLC, Pass Thru Certificates:
95,467	B+	9.237% due 7/2/17	98,569
340,000	B+	9.681% due 7/2/26	360,400
246,095	NR	Midwest Generation LLC, Pass Thru Certificates, 8.560% due 1/2/16(d)	233,791
311,774	BB-	Mirant Mid Atlantic Pass Through Trust C, Pass Thru Certificates, 10.060% due 12/30/28	346,849

		Total Electric Utilities	1,995,171

Electronic Equipment, Instruments & Components — 1.0%
100,000	B	APX Group Inc., Senior Secured Notes, 6.375% due 12/1/19(a)	94,750
95,000	B	International Wire Group Holdings Inc., Senior Secured Notes, 8.500% due 10/15/17(a)	99,513
250,000	B-	Radio Systems Corp., Secured Notes, 8.375% due 11/1/19(a)	271,250
225,000	B	Sanmina Corp., Company Guaranteed Notes, 7.000% due 5/15/19(a)	237,375
430,000	BB-	Viasystems Inc., Senior Secured Notes, 7.875% due 5/1/19(a)	460,100

		Total Electronic Equipment, Instruments & Components	1,162,988

Energy Equipment & Services — 1.3%
		Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Company Guaranteed Notes:
130,000	B+	6.625% due 10/1/20(a)	131,300
50,000	B+	4.750% due 11/15/21(a)	44,750
110,000	B+	5.875% due 8/1/23(a)	103,675
		Chesapeake Midstream Partners LP/CHKM Finance Corp., Company Guaranteed Notes:
160,000	BB	5.875% due 4/15/21	165,200
270,000	BB	6.125% due 7/15/22	278,775
130,000	NR	Dynegy Roseton LLC/Dynegy Danskammer LLC Pass Through Trust, Series B, Pass Thru Certificates, 7.670% due 11/8/16(d)(e)	2,275
220,000	B+	First Wind Capital LLC, Senior Secured Notes, 10.250% due 6/1/18(a)	238,700

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Energy Equipment & Services — 1.3% — (continued)
		Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes:
$106,000	BB	6.375% due 8/1/22	$110,240
40,000	BB	4.250% due 11/15/23(a)	35,600
120,000	BB-	Tesoro Logistics LP/Tesoro Logistics Finance Corp., Company Guaranteed Notes, 5.875% due 10/1/20(a)	120,300
290,000	NR	Xinergy Corp., Senior Secured Notes, 9.250% due 5/15/19(a)	214,600

		Total Energy Equipment & Services	1,445,415

Food Products — 2.2%
250,000	B-	ARAMARK Corp., Company Guaranteed Notes, 5.750% due 3/15/20(a)	256,250
155,000	B	Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes, 7.875% due 2/1/21(a)	163,912
325,000	CCC+	Del Monte Corp., Company Guaranteed Notes, 7.625% due 2/15/19	339,625
160,000	BB-	Hawk Acquisition Sub Inc., Secured Notes, 4.250% due 10/15/20(a)	151,600
180,000	B+	Post Holdings Inc., Company Guaranteed Notes, 7.375% due 2/15/22(a)	190,800
290,000	CCC-	Simmons Foods Inc., Secured Notes, 10.500% due 11/1/17(a)	309,575
145,000	BB	Smithfield Foods Inc., Senior Unsecured Notes, 7.750% due 7/1/17(f)	163,850
680,000	B	Viskase Cos., Inc., Secured Notes, 9.875% due 1/15/18(a)	724,200
150,000	B+	Wells Enterprises Inc., Senior Secured Notes, 6.750% due 2/1/20(a)	154,500

		Total Food Products	2,454,312

Gas Utilities — 0.9%
885,000	BB+	Sabine Pass LNG LP, Senior Secured Notes, 7.500% due 11/30/16	979,031

Health Care Equipment & Supplies — 1.1%
460,000	CCC+	Alere Inc., Company Guaranteed Notes, 6.500% due 6/15/20(a)	461,150
		Biomet Inc., Company Guaranteed Notes:
225,000	B-	6.500% due 8/1/20	231,750
260,000	B-	6.500% due 10/1/20	260,650
		DJO Finance LLC/DJO Finance Corp., Company Guaranteed Notes:
80,000	CCC	9.750% due 10/15/17	80,900
210,000	CCC+	9.875% due 4/15/18	221,550

		Total Health Care Equipment & Supplies	1,256,000

Health Care Providers & Services — 2.5%
		Acadia Healthcare Co., Inc., Company Guaranteed Notes:
303,000	CCC+	12.875% due 11/1/18	371,175
80,000	CCC+	6.125% due 3/15/21(a)	80,000
105,000	B	CHS/Community Health Systems Inc., Company Guaranteed Notes, 8.000% due 11/15/19	110,775
465,000	CCC+	CRC Health Corp., Company Guaranteed Notes, 10.750% due 2/1/16	464,710
160,000	CCC+	ExamWorks Group Inc., Company Guaranteed Notes, 9.000% due 7/15/19	173,200
125,000	BB+	Fresenius Medical Care US Finance Inc., Company Guaranteed Notes, 6.875% due 7/15/17	139,375
205,000	B	Hanger Inc., Company Guaranteed Notes, 7.125% due 11/15/18	219,606
120,000	B-	HCA Holdings Inc., Senior Unsecured Notes, 7.750% due 5/15/21	128,100
		HCA Inc.:
100,000	B-	Company Guaranteed Notes, 5.875% due 5/1/23	97,750
60,000	B-	Senior Unsecured Notes, 7.690% due 6/15/25	61,950
170,000	CCC+	IASIS Healthcare LLC/IASIS Capital Corp., Company Guaranteed Notes, 8.375% due 5/15/19	178,925
140,000	D	Physiotherapy Associates Holdings Inc., Senior Unsecured Notes, 11.875% due 5/1/19(a)(d)	56,000
190,000	CCC+	Radnet Management Inc., Company Guaranteed Notes, 10.375% due 4/1/18	202,350
		Tenet Healthcare Corp.:
60,000	B+	Senior Secured Notes, 6.250% due 11/1/18	63,600
		Senior Unsecured Notes:
160,000	CCC+	8.000% due 8/1/20	166,600
295,000	CCC+	6.875% due 11/15/31	249,275

		Total Health Care Providers & Services	2,763,391

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Hotels, Restaurants & Leisure — 5.6%
$320,000	CCC+	AMC Entertainment Inc., Company Guaranteed Notes, 9.750% due 12/1/20	$367,200
159,354	NR	Bossier Casino Venture Holdco Inc., Senior Secured Notes, 14.000% due 2/9/18(a)(b)(e)(g)	152,120
460,000	CCC+	Boyd Gaming Corp., Company Guaranteed Notes, 9.125% due 12/1/18	503,700
60,000	B-	Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Company Guaranteed Notes, step bond to yield, 11.000% due 4/15/19(a)	52,800
		Caesars Entertainment Operating Co., Inc., Senior Secured Notes:
118,000	B-	11.250% due 6/1/17	121,835
60,000	B-	8.500% due 2/15/20	57,487
505,000	B-	9.000% due 2/15/20	487,325
230,000	B-	Carrols Restaurant Group Inc., Secured Notes, 11.250% due 5/15/18	259,900
135,000	CCC+	CCM Merger Inc., Company Guaranteed Notes, 9.125% due 5/1/19(a)	141,750
235,203	Caa2(h)	El Pollo Loco Inc., Secured Notes, 17.000% due 1/1/18(a)(b)	247,554
450,000	B-	HOA Restaurant Group LLC/HOA Finance Corp., Secured Notes, 11.250% due 4/1/17(a)	461,250
		Isle of Capri Casinos Inc., Company Guaranteed Notes:
320,000	B+	7.750% due 3/15/19	332,000
205,000	CCC+	8.875% due 6/15/20	212,687
390,000	CCC+	Landry’s Holdings II Inc., Senior Unsecured Notes, 10.250% due 1/1/18(a)	414,375
155,000	CCC+	Landry’s Inc., Senior Notes, 9.375% due 5/1/20(a)	166,044
225,000	B+	Marina District Finance Co., Inc., Senior Secured Notes, 9.500% due 10/15/15	238,219
280,000	BB-	MCE Finance Ltd., Company Guaranteed Notes, 5.000% due 2/15/21(a)	257,600
		MGM Resorts International, Company Guaranteed Notes:
375,000	B+	6.625% due 12/15/21	381,094
100,000	B+	7.750% due 3/15/22	106,750
		Mohegan Tribal Gaming Authority:
130,000	CCC	Secured Notes, 11.500% due 11/1/17(a)	146,250
50,000	CCC	Senior Unsecured Notes, 9.750% due 9/1/21(a)	51,125
255,000	BB-	NCL Corp. Ltd., Company Guaranteed Notes, 5.000% due 2/15/18(a)	253,088
300,000	CCC+	Seven Seas Cruises S de RL LLC, Secured Notes, 9.125% due 5/15/19	327,000
120,000	B	Snoqualmie Entertainment Authority, Senior Secured Notes, 4.147% due 2/1/14(a)(c)	117,900
60,000	BB-	Speedway Motorsports Inc., Company Guaranteed Notes, 6.750% due 2/1/19	63,750
245,000	CCC	Wok Acquisition Corp., Company Guaranteed Notes, 10.250% due 6/30/20(a)	273,175

		Total Hotels, Restaurants & Leisure	6,193,978

Household Durables — 1.2%
205,000	B-	K Hovnanian Enterprises Inc., Senior Secured Notes, 7.250% due 10/15/20(a)	217,300
275,000	CCC+	Serta Simmons Holdings LLC, Senior Unsecured Notes, 8.125% due 10/1/20(a)	290,813
		Taylor Morrison Communities Inc./Monarch Communities Inc., Company Guaranteed Notes:
555,000	BB-	7.750% due 4/15/20(a)	609,112
125,000	BB-	5.250% due 4/15/21(a)	118,438
125,000	B-	William Lyon Homes Inc., Company Guaranteed Notes, 8.500% due 11/15/20	133,125

		Total Household Durables	1,368,788

Household Products — 1.5%
90,000	B	Harbinger Group Inc., Senior Secured Notes, 7.875% due 7/15/19(a)	93,375
195,000	BB-	Libbey Glass Inc., Senior Secured Notes, 6.875% due 5/15/20	209,381
		Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Company Guaranteed Notes:
150,000	CCC+	8.500% due 5/15/18	156,000
390,000	CCC+	9.000% due 4/15/19	404,625
350,000	CCC+	9.875% due 8/15/19	373,625
		Spectrum Brands Escrow Corp., Company Guaranteed Notes:
110,000	B	6.375% due 11/15/20(a)	114,125
280,000	B	6.625% due 11/15/22(a)	287,700

		Total Household Products	1,638,831

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Independent Power Producers & Energy Traders — 1.1%
$30,000	BB-	AES Corp. (The), Senior Unsecured Notes, 7.375% due 7/1/21	$32,850
		NRG Energy Inc., Company Guaranteed Notes:
440,000	BB-	7.625% due 1/15/18	489,500
110,000	BB-	8.250% due 9/1/20	121,275
155,000	BB-	7.875% due 5/15/21	167,400
370,000	B+	Red Oak Power LLC, Senior Secured Notes, 9.200% due 11/30/29	410,700

		Total Independent Power Producers & Energy Traders	1,221,725

Industrial Conglomerates — 1.2%
120,000	B	American Builders & Contractors Supply Co., Inc., Senior Unsecured Notes, 5.625% due 4/15/21(a)	116,700
		HD Supply Inc.:
390,000	CCC+	Company Guaranteed Notes, 11.500% due 7/15/20	463,125
310,000	CCC+	Senior Unsecured Notes, 7.500% due 7/15/20(a)	324,725
260,000	BB-	LKQ Corp., Company Guaranteed Notes, 4.750% due 5/15/23(a)	239,850
140,000	B-	SunGard Data Systems Inc., Company Guaranteed Notes, 6.625% due 11/1/19	142,800

		Total Industrial Conglomerates	1,287,200

Insurance — 0.7%
100,000	BB-	Fidelity & Guaranty Life Holdings Inc., Senior Unsecured Notes, 6.375% due 4/1/21(a)	101,250
515,000	CCC+	Hub International Ltd., Company Guaranteed Notes, 8.125% due 10/15/18(a)	569,075
60,000	BBB-	ING Capital Funding Trust III, Bank Guaranteed Notes, 3.874% due 12/29/49(c)	58,575
40,000	BB	ING US Inc., Company Guaranteed Notes, 5.650% due 5/15/53(c)	37,220

		Total Insurance	766,120

Internet Software & Services — 1.3%
70,000	NR	Ancestry.com Inc., Company Guaranteed Notes, 11.000% due 12/15/20	79,450
60,000	BB-	Bankrate Inc., Company Guaranteed Notes, 6.125% due 8/15/18(a)	59,625
135,000	B+	Cogent Communications Group Inc., Senior Secured Notes, 8.375% due 2/15/18(a)	148,500
235,000	B+	CyrusOne LP/CyrusOne Finance Corp., Company Guaranteed Notes, 6.375% due 11/15/22	237,350
		EarthLink Inc.:
535,000	CCC+	Company Guaranteed Notes, 8.875% due 5/15/19(f)	518,950
280,000	B+	Senior Secured Notes, 7.375% due 6/1/20(a)	275,100
120,000	B	Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes, 8.125% due 1/1/20	130,800

		Total Internet Software & Services	1,449,775

Leisure Equipment & Products — 0.2%
240,000	B	Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes, 10.500% due 7/1/19(a)	241,800

Machinery — 1.8%
430,000	CCC+	DH Services Luxembourg Sarl, Company Guaranteed Notes, 7.750% due 12/15/20(a)	446,125
295,000	B+	Manitowoc Co., Inc. (The), Company Guaranteed Notes, 8.500% due 11/1/20	328,925
175,000	B	Mcron Finance Sub LLC/Mcron Finance Corp., Senior Secured Notes, 8.375% due 5/15/19(a)	189,000
135,000	B-	Milacron LLC/Mcron Finance Corp., Company Guaranteed Notes, 7.750% due 2/15/21(a)	137,700
410,000	B	Mueller Water Products Inc., Company Guaranteed Notes, 7.375% due 6/1/17	421,787
380,000	BB-	Terex Corp., Company Guaranteed Notes, 6.000% due 5/15/21	384,750
65,000	B	Xerium Technologies Inc., Company Guaranteed Notes, 8.875% due 6/15/18	66,625

		Total Machinery	1,974,912

Media — 7.5%
300,000	B	Carmike Cinemas Inc., Secured Notes, 7.375% due 5/15/19	324,750
		CCO Holdings LLC/CCO Holdings Capital Corp., Company Guaranteed Notes:
180,000	BB-	8.125% due 4/30/20	196,200
260,000	BB-	6.500% due 4/30/21	264,550
90,000	BB-	5.750% due 1/15/24	83,700
830,000	CCC+	Clear Channel Communications Inc., Senior Secured Notes, 9.000% due 3/1/21	792,650

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Media — 7.5% — (continued)
		Clear Channel Worldwide Holdings Inc., Company Guaranteed Notes:
$315,000	B	7.625% due 3/15/20	$316,563
190,000	B	6.500% due 11/15/22	190,050
265,000	B+	Crown Media Holdings Inc., Company Guaranteed Notes, 10.500% due 7/15/19	296,800
340,000	BB+	CSC Holdings LLC, Senior Unsecured Notes, 6.750% due 11/15/21	359,550
665,000	CCC+	Cumulus Media Holdings Inc., Company Guaranteed Notes, 7.750% due 5/1/19	678,300
		DISH DBS Corp., Company Guaranteed Notes:
185,000	BB-	7.875% due 9/1/19	209,512
80,000	BB-	5.125% due 5/1/20	77,800
310,000	BB-	6.750% due 6/1/21	324,725
370,000	B-	Entercom Radio LLC, Company Guaranteed Notes, 10.500% due 12/1/19	420,875
50,000	B	Gibson Brands Inc., Senior Secured Notes, 8.875% due 8/1/18(a)	51,500
365,000	B-	Gray Television Inc., Company Guaranteed Notes, 7.500% due 10/1/20	386,900
160,000	B-	Harron Communications LP/Harron Finance Corp., Senior Unsecured Notes, 9.125% due 4/1/20(a)	174,400
200,000	B-	Midcontinent Communications & Midcontinent Finance Corp., Company Guaranteed Notes, 6.250% due 8/1/21(a)	201,500
200,000	B+	Nara Cable Funding Ltd., Senior Secured Notes, 8.875% due 12/1/18(a)	208,500
190,000	B-	Nexstar Broadcasting Inc., Company Guaranteed Notes, 6.875% due 11/15/20(a)	192,850
285,000	B-	Nexstar Broadcasting Inc./Mission Broadcasting Inc., Secured Notes, 8.875% due 4/15/17	308,512
150,000	B-	Ono Finance II PLC, Company Guaranteed Notes, 10.875% due 7/15/19(a)	156,375
125,000	CCC	Radio One Inc., Company Guaranteed Notes, 12.500% due 5/24/16	127,188
200,000	B-	Regal Entertainment Group, Senior Unsecured Notes, 5.750% due 6/15/23	188,000
210,000	B	Sinclair Television Group Inc., Company Guaranteed Notes, 5.375% due 4/1/21	200,025
410,000	BB	Starz LLC/Starz Finance Corp., Company Guaranteed Notes, 5.000% due 9/15/19	403,850
260,000	BBB	Time Warner Cable Inc., Company Guaranteed Notes, 8.750% due 2/14/19	308,626
280,000	B+	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes, 5.500% due 1/15/23(a)	256,200
		Univision Communications Inc.:
180,000	CCC+	Company Guaranteed Notes, 8.500% due 5/15/21(a)	195,750
		Senior Secured Notes:
310,000	B+	6.875% due 5/15/19(a)	328,600
40,000	B+	5.125% due 5/15/23(a)	37,950

		Total Media	8,262,751

Metals & Mining — 3.8%
300,000	CCC	American Rock Salt Co. LLC/American Rock Capital Corp., Secured Notes, 8.250% due 5/1/18(a)	291,750
		ArcelorMittal, Senior Unsecured Notes:
150,000	BB+	5.750% due 8/5/20	149,437
460,000	BB+	6.000% due 3/1/21	455,400
110,000	B-	Barminco Finance Pty Ltd., Senior Unsecured Notes, 9.000% due 6/1/18(a)	97,350
195,000	BB-	Coeur Mining Inc., Company Guaranteed Notes, 7.875% due 2/1/21(a)	195,000
		FMG Resources August 2006 Pty Ltd., Company Guaranteed Notes:
395,000	B+	6.000% due 4/1/17(a)	403,888
340,000	B+	6.875% due 2/1/18(a)	349,775
50,000	B+	8.250% due 11/1/19(a)	53,625
130,000	B	Global Brass & Copper Inc., Senior Secured Notes, 9.500% due 6/1/19(a)	142,350
445,000	B-	Horsehead Holding Corp., Senior Secured Notes, 10.500% due 6/1/17(a)	478,375
210,000	CCC	Midwest Vanadium Pty Ltd., Senior Secured Notes, 11.500% due 2/15/18(a)(e)	153,300
90,000	B-	Mirabela Nickel Ltd., Company Guaranteed Notes, 8.750% due 4/15/18(a)	63,450
135,000	CCC+	Molycorp Inc., Senior Secured Notes, 10.000% due 6/1/20	133,650
130,000	CCC+	Noranda Aluminum Acquisition Corp., Company Guaranteed Notes, 11.000% due 6/1/19(a)	120,900
90,000	B	Prince Mineral Holding Corp., Senior Secured Notes, 11.500% due 12/15/19(a)	96,750
520,000	CCC+	Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes, 9.000% due 10/15/17(a)	542,100

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Metals & Mining — 3.8% — (continued)
$100,000	BB+	Steel Dynamics Inc., Company Guaranteed Notes, 7.625% due 3/15/20	$108,500
		Thompson Creek Metals Co., Inc.:
180,000	CCC-	Company Guaranteed Notes, 12.500% due 5/1/19	178,200
200,000	B	Senior Secured Notes, 9.750% due 12/1/17	214,750

		Total Metals & Mining	4,228,550

Multiline Retail — 0.1%
175,000	CCC-	JC Penney Corp. Inc., Senior Unsecured Notes, 6.875% due 10/15/15	159,687

Office Electronics — 0.2%
250,000	B-	CDW LLC/CDW Finance Corp., Company Guaranteed Notes, 8.500% due 4/1/19	275,938

Oil, Gas & Consumable Fuels — 17.2%
210,000	B	Alpha Appalachia Holdings Inc., Company Guaranteed Notes, 3.250% due 8/1/15	193,594
		Arch Coal Inc., Company Guaranteed Notes:
675,000	B-	8.750% due 8/1/16(f)	656,437
240,000	B-	7.000% due 6/15/19(f)	194,400
145,000	B-	9.875% due 6/15/19(a)	126,875
100,000	BB	Atwood Oceanics Inc., Senior Unsecured Notes, 6.500% due 2/1/20	107,500
		Basic Energy Services Inc., Company Guaranteed Notes:
105,000	B+	7.750% due 2/15/19	106,837
270,000	B+	7.750% due 10/15/22	263,250
90,000	BB-	Berry Petroleum Co., Senior Unsecured Notes, 6.375% due 9/15/22	89,888
		Calumet Specialty Products Partners LP/Calumet Finance Corp., Company Guaranteed Notes:
290,000	B	9.375% due 5/1/19	320,450
20,000	B	9.625% due 8/1/20	22,075
		Chaparral Energy Inc., Company Guaranteed Notes:
160,000	B-	9.875% due 10/1/20	180,000
470,000	B-	7.625% due 11/15/22	473,525
		Chesapeake Energy Corp., Company Guaranteed Notes:
30,000	BB-	6.625% due 8/15/20	32,325
150,000	BB-	6.875% due 11/15/20	163,125
170,000	BB-	6.125% due 2/15/21	177,650
		Comstock Resources Inc., Company Guaranteed Notes:
305,000	B-	7.750% due 4/1/19	315,675
140,000	B-	9.500% due 6/15/20	152,600
		Concho Resources Inc., Company Guaranteed Notes:
100,000	BB+	7.000% due 1/15/21	110,250
40,000	BB+	5.500% due 10/1/22	39,300
100,000	BB+	5.500% due 4/1/23	97,500
290,000	BB	CONSOL Energy Inc., Company Guaranteed Notes, 8.250% due 4/1/20	308,850
		Continental Resources Inc., Company Guaranteed Notes:
290,000	BBB-	5.000% due 9/15/22	294,350
30,000	BBB-	4.500% due 4/15/23	29,625
		Crosstex Energy LP/Crosstex Energy Finance Corp., Company Guaranteed Notes:
390,000	B+	8.875% due 2/15/18	416,325
70,000	B+	7.125% due 6/1/22	72,100
270,000	B+	CVR Refining LLC/Coffeyville Finance Inc., Secured Notes, 6.500% due 11/1/22(a)	260,550
455,000	B	Drill Rigs Holdings Inc., Senior Secured Notes, 6.500% due 10/1/17(a)	466,375
10,000	BB	El Paso Corp., Senior Secured Notes, 7.800% due 8/1/31	10,539
715,000	B-	EPL Oil & Gas Inc., Company Guaranteed Notes, 8.250% due 2/15/18	756,113
210,000	B-	EV Energy Partners LP/EV Energy Finance Corp., Company Guaranteed Notes, 8.000% due 4/15/19	211,050
50,000	CCC+	EXCO Resources Inc., Company Guaranteed Notes, 7.500% due 9/15/18	49,250
114,000	B+	FTS International Services LLC/FTS International Bonds Inc., Company Guaranteed Notes, 8.125% due 11/15/18(a)	122,265
370,000	CCC+	Halcon Resources Corp., Company Guaranteed Notes, 8.875% due 5/15/21	372,775

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 17.2% — (continued)
		Hercules Offshore Inc.:
		Company Guaranteed Notes:
$985,000	B	10.250% due 4/1/19(a)	$1,095,813
140,000	B	8.750% due 7/15/21(a)	149,450
185,000	B	Secured Notes, 10.500% due 10/15/17(a)	196,562
100,000	BB-	Senior Secured Notes, 7.125% due 4/1/17(a)	106,500
590,000	BB-	Key Energy Services Inc., Company Guaranteed Notes, 6.750% due 3/1/21	585,575
280,000	B	Kodiak Oil & Gas Corp., Company Guaranteed Notes, 8.125% due 12/1/19	308,000
		Linn Energy LLC/Linn Energy Finance Corp., Company Guaranteed Notes:
174,000	B	6.250% due 11/1/19(a)	160,950
140,000	B	8.625% due 4/15/20	141,400
890,000	CCC	Magnum Hunter Resources Corp., Company Guaranteed Notes, 9.750% due 5/15/20(a)	903,350
		MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Company Guaranteed Notes:
224,000	BB	6.500% due 8/15/21	239,120
94,000	BB	6.250% due 6/15/22	98,700
90,000	BB	4.500% due 7/15/23	82,350
100,000	BB	MEG Energy Corp., Company Guaranteed Notes, 6.375% due 1/30/23(a)	100,250
210,000	CC	Milagro Oil & Gas Inc., Secured Notes, 10.500% due 5/15/16	162,750
120,000	BB	Murphy Oil USA Inc., Company Guaranteed Notes, 6.000% due 8/15/23(a)	119,700
30,000	BBB-	Newfield Exploration Co., Senior Unsecured Notes, 5.625% due 7/1/24	29,100
205,000	B-	Offshore Group Investment Ltd., Senior Secured Notes, 7.500% due 11/1/19	214,225
510,000	B+	Pacific Drilling SA, Senior Secured Notes, 5.375% due 6/1/20(a)	493,425
200,000	B+	Pacific Drilling V Ltd., Senior Secured Notes, 7.250% due 12/1/17(a)	213,500
210,000	B+	Parker Drilling Co., Company Guaranteed Notes, 9.125% due 4/1/18	224,700
		Peabody Energy Corp., Company Guaranteed Notes:
125,000	BB	6.000% due 11/15/18	125,000
490,000	BB	6.250% due 11/15/21	475,300
110,000	BB	7.875% due 11/1/26	110,275
50,000	B-	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Company Guaranteed Notes, 6.500% due 5/15/21(a)	47,250
200,000	BBB	Petrobras Global Finance BV, Company Guaranteed Notes, 4.375% due 5/20/23	176,999
		PetroQuest Energy Inc., Company Guaranteed Notes:
230,000	B	10.000% due 9/1/17	237,187
120,000	Caa1(h)	10.000% due 9/1/17(a)	123,750
190,000	B+	Pioneer Energy Services Corp., Company Guaranteed Notes, 9.875% due 3/15/18	206,387
		QEP Resources Inc., Senior Unsecured Notes:
110,000	BB+	5.375% due 10/1/22	105,600
40,000	BB+	5.250% due 5/1/23	37,700
230,000	CCC-	Quicksilver Resources Inc., Company Guaranteed Notes, 11.000% due 7/1/21(a)	215,625
130,000	BB	Range Resources Corp., Company Guaranteed Notes, 8.000% due 5/15/19	140,400
250,000	BB	Regency Energy Partners LP/Regency Energy Finance Corp., Company Guaranteed Notes, 6.875% due 12/1/18	269,375
400,000	B-	Resolute Energy Corp., Company Guaranteed Notes, 8.500% due 5/1/20	410,000
265,000	B-	Rex Energy Corp., Company Guaranteed Notes, 8.875% due 12/1/20(a)	275,600
275,000	BB	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.850% due 7/15/18(a)	266,750
140,000	B+	Rosetta Resources Inc., Company Guaranteed Notes, 5.625% due 5/1/21	135,800
405,000	BB+	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.625% due 2/1/21(a)	388,800
390,000	B-	Samson Investment Co., Company Guaranteed Notes, 10.250% due 2/15/20(a)	409,500
260,000	CCC+	Sanchez Energy Corp., Company Guaranteed Notes, 7.750% due 6/15/21(a)	256,100
310,000	B-	SandRidge Energy Inc., Company Guaranteed Notes, 7.500% due 3/15/21	310,000
250,000	BBB-	SESI LLC, Company Guaranteed Notes, 7.125% due 12/15/21	271,875
240,000	B	Shelf Drilling Holdings Ltd., Senior Secured Notes, 8.625% due 11/1/18(a)	256,200
150,000	B-	Sidewinder Drilling Inc., Senior Unsecured Notes, 9.750% due 11/15/19(a)	147,000
230,000	BB-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Unsecured Notes, 7.375% due 3/15/20	244,950

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 17.2% — (continued)
$80,000	B	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Unsecured Notes, 7.500% due 7/1/21(a)	$81,600
140,000	BB-	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Company Guaranteed Notes, 7.375% due 2/1/20(a)	145,600
365,000	B	W&T Offshore Inc., Company Guaranteed Notes, 8.500% due 6/15/19	388,725

		Total Oil, Gas & Consumable Fuels	19,078,191

Paper & Forest Products — 0.8%
310,000	CCC+	Appvion Inc., Secured Notes, 11.250% due 12/15/15	353,400
160,000	BB	Clearwater Paper Corp., Company Guaranteed Notes, 4.500% due 2/1/23	145,600
200,000	BB-	Resolute Forest Products Inc., Company Guaranteed Notes, 5.875% due 5/15/23(a)	176,500
		Verso Paper Holdings LLC/Verso Paper Inc.:
36,000	CCC	Company Guaranteed Notes, 11.375% due 8/1/16	16,740
59,000	CCC+	Secured Notes, 11.750% due 1/15/19	35,990
140,000	B+	Senior Secured Notes, 11.750% due 1/15/19	144,200

		Total Paper & Forest Products	872,430

Personal Products — 0.8%
90,000	BB-	First Quality Finance Co., Inc., Senior Unsecured Notes, 4.625% due 5/15/21(a)	84,150
835,000	B	Revlon Consumer Products Corp., Company Guaranteed Notes, 5.750% due 2/15/21(a)	798,469

		Total Personal Products	882,619

Pharmaceuticals — 1.0%
260,000	B	Lantheus Medical Imaging Inc., Company Guaranteed Notes, 9.750% due 5/15/17	226,200
		Valeant Pharmaceuticals International, Company Guaranteed Notes:
510,000	B	6.375% due 10/15/20(a)	520,837
215,000	B	6.750% due 8/15/21(a)	222,525
120,000	BB	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, Company Guaranteed Notes, 7.750% due 9/15/18	131,700

		Total Pharmaceuticals	1,101,262

Professional Services — 0.1%
115,000	B-	Good Sam Enterprises LLC, Senior Secured Notes, 11.500% due 12/1/16	123,625

Real Estate Investment Trusts (REITs) — 1.3%
240,000	B-	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes, 6.875% due 2/15/21(a)	238,200
320,000	B	CNL Lifestyle Properties Inc., Company Guaranteed Notes, 7.250% due 4/15/19	326,000
50,000	BB+	Corrections Corp. of America, Company Guaranteed Notes, 4.125% due 4/1/20	47,250
220,000	B-	Felcor Lodging LP, Senior Secured Notes, 5.625% due 3/1/23	205,150
315,000	B3(h)	iStar Financial Inc., Senior Unsecured Notes, 9.000% due 6/1/17	358,313
		Realogy Group LLC, Senior Secured Notes:
115,000	B-	7.875% due 2/15/19(a)	125,637
145,000	B-	9.000% due 1/15/20(a)	168,200

		Total Real Estate Investment Trusts (REITs)	1,468,750

Semiconductors & Semiconductor Equipment — 0.2%
65,000	B	Advanced Micro Devices Inc., Senior Unsecured Notes, 8.125% due 12/15/17	67,762
109,000	B	Freescale Semiconductor Inc., Senior Secured Notes, 10.125% due 3/15/18(a)	118,265

		Total Semiconductors & Semiconductor Equipment	186,027

Software — 1.3%
120,000	BB-	ACI Worldwide Inc., Company Guaranteed Notes, 6.375% due 8/15/20(a)	121,500
130,000	BB-	Audatex North America Inc., Company Guaranteed Notes, 6.000% due 6/15/21(a)	132,275
400,000	B-	BMC Software Finance Inc., Senior Unsecured Notes, 8.125% due 7/15/21(a)	407,000
130,000	Baa2(h)	BMC Software Inc., Senior Unsecured Notes, 7.250% due 6/1/18	132,303

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Software — 1.3% — (continued)
		First Data Corp.:
$245,000	B-	Company Guaranteed Notes, 12.625% due 1/15/21	$266,131
35,000	B+	Senior Secured Notes, 6.750% due 11/1/20(a)	35,963
290,000	B-	Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes, 9.250% due 1/15/18(a)	300,875

		Total Software	1,396,047

Speciality Retail — 1.0%
400,000	B-	Bon-Ton Department Stores Inc. (The), Secured Notes, 8.000% due 6/15/21(a)	389,000
380,000	B	Edcon Proprietary Ltd., Senior Secured Notes, 9.500% due 3/1/18(a)	345,800
80,000	CCC+	Spencer Spirit Holdings Inc., Senior Unsecured Notes, 9.000% due 5/1/18(a)(b)	78,200
300,000	B	Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Secured Notes, 11.000% due 5/1/17(a)	323,250

		Total Speciality Retail	1,136,250

Textiles, Apparel & Luxury Goods — 0.8%
485,000	CCC	Burlington Coat Factory Warehouse Corp., Company Guaranteed Notes, 10.000% due 2/15/19	543,200
130,000	B	Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes, 11.375% due 2/1/17(a)	97,500
195,000	CCC	Gymboree Corp. (The), Company Guaranteed Notes, 9.125% due 12/1/18	185,250
90,000	BB+	William Carter Co., Company Guaranteed Notes, 5.250% due 8/15/21(a)	90,900

		Total Textiles, Apparel & Luxury Goods	916,850

Tobacco — 0.1%
150,000	B-	Alliance One International Inc., Secured Notes, 9.875% due 7/15/21(a)	138,000

Transportation Infrastructure — 5.1%
260,000	B	Aguila 3 SA, Senior Secured Notes, 7.875% due 1/31/18(a)	273,650
270,000	BB+	Aircastle Ltd., Senior Unsecured Notes, 6.250% due 12/1/19	282,825
360,000	CCC+	CMA CGM SA, Senior Unsecured Notes, 8.500% due 4/15/17(a)	333,000
150,000	BB-	Flexi-Van Leasing Inc., Company Guaranteed Notes, 7.875% due 8/15/18(a)	153,000
250,000	CCC	Florida East Coast Holdings Corp., Senior Unsecured Notes, 10.500% due 8/1/17(b)	262,187
305,000	B-	Florida East Coast Railway Corp., Senior Secured Notes, 8.125% due 2/1/17	323,300
125,000	BB-	Gulfmark Offshore Inc., Senior Unsecured Notes, 6.375% due 3/15/22	127,188
407,000	B3(h)	Horizon Lines LLC, Senior Secured Notes, 11.000% due 10/15/16	409,544
280,000	B	Navios Maritime Acquisition Corp./Navios Acquisition Finance US Inc., Senior Secured Notes, 8.625% due 11/1/17	292,600
370,000	CCC+	Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes, 10.000% due 2/15/18(a)(b)	371,850
		Overseas Shipholding Group Inc., Senior Unsecured Notes:
10,000	NR	8.750% due 12/1/13(d)	9,100
285,000	NR	8.125% due 3/30/18(d)	253,650
375,000	B-	Quality Distribution LLC/QD Capital Corp., Secured Notes, 9.875% due 11/1/18	410,625
450,000	B-	Renaissance Acquisition Corp., Senior Unsecured Notes, 6.875% due 8/15/21(a)	442,125
245,000	B+	Swift Services Holdings Inc., Secured Notes, 10.000% due 11/15/18	271,950
285,000	B	syncreon Global Ireland Ltd./syncreon Global Finance US Inc., Company Guaranteed Notes, 9.500% due 5/1/18(a)	306,375
100,000	B-	Ultrapetrol Bahamas Ltd., Senior Secured Notes, 8.875% due 6/15/21(a)	107,250
420,000	CCC+	Watco Cos LLC/Watco Finance Corp., Company Guaranteed Notes, 6.375% due 4/1/23(a)	416,850
265,000	B-	WaveDivision Escrow LLC/WaveDivision Escrow Corp., Senior Unsecured Notes, 8.125% due 9/1/20(a)	276,925
280,000	CC	YRC Worldwide Inc., Secured Notes, 10.000% due 3/31/15(b)	271,950

		Total Transportation Infrastructure	5,595,944

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating††	Security	Value
Wireless Telecommunication Services — 2.4%
$130,000	BB	MetroPCS Wireless Inc., Company Guaranteed Notes, 7.875% due 9/1/18	$141,375
		Sprint Capital Corp., Company Guaranteed Notes:
320,000	BB-	6.875% due 11/15/28	290,400
665,000	BB-	8.750% due 3/15/32	684,950
		Sprint Communications Inc.:
200,000	BB+	Company Guaranteed Notes, 9.000% due 11/15/18(a)	234,000
		Senior Unsecured Notes:
200,000	BB-	7.000% due 8/15/20	207,500
645,000	BB-	11.500% due 11/15/21	844,950
215,000	B-	Syniverse Holdings Inc., Company Guaranteed Notes, 9.125% due 1/15/19	232,200

		Total Wireless Telecommunication Services	2,635,375

		TOTAL CORPORATE BONDS & NOTES (Cost — $101,216,892)	103,925,587

SENIOR LOANS — 0.2%
50,000	NR	Frac Tech Services (Restricted), 8.500% due 5/6/16	49,330
150,000	NR	Gymboree Corp. (Restricted), 5.000% due 2/23/18	144,459

		Total	193,789

		TOTAL SENIOR LOANS (Cost — $189,808)	193,789

Shares
COMMON STOCKS — 0.9%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
9,953		Bossier Casino Venture Holdco Inc. (Restricted)(a)(e)(g)	19,906

ENERGY — 0.5%
Energy Equipment & Services — 0.5%
18,163		DeepOcean Group Holdings AS (Restricted)(e)(g)	510,017

FINANCIALS — 0.2%
Real Estate Management & Development — 0.2%
4,781		Realogy Holdings Corp.(e)	202,380

INDUSTRIALS — 0.2%
Building Products — 0.0%
161		Nortek Inc.	10,791

Transportation Infrastructure — 0.2%
135,004		Horizon Lines Inc. (Restricted), Class A shares	182,255

		TOTAL INDUSTRIALS	193,046

		TOTAL COMMON STOCKS (Cost — $1,175,226)	925,349

PREFERRED STOCKS — 1.5%
FINANCIALS — 1.5%
Commercial Banks — 1.5%
43,836		GMAC Capital Trust I, 8.125%(c)	1,162,092
21,000		Zions Bancorporation, Series C, 9.500%	524,580

		Total Commercial Banks	1,686,672

		TOTAL FINANCIALS	1,686,672

		TOTAL PREFERRED STOCKS (Cost — $1,552,816)	1,686,672

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Shares	Security	Value
WARRANTS — 0.1%
ENERGY — 0.0%
Energy Equipment & Services — 0.0%
1,280	SemGroup Corp., Class A Shares, expires 11/30/14*(e)	$38,835

FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
	Jack Cooper Holdings Corp.:
376	expires 12/15/17 *(a)	33,840
183	expires 5/6/18 *(a)	16,470

	Total Diversified Financial Services	50,310

	TOTAL FINANCIALS	50,310

	TOTAL WARRANTS (Cost — $90,757)	89,145

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $104,225,499)	106,820,542

Face Amount
SHORT-TERM INVESTMENTS (i) — 3.8%
MONEY MARKET FUND — 1.2%
$1,290,222	Invesco STIT — Government & Agency Portfolio(j) (Cost — $1,290,222)	1,290,222

TIME DEPOSITS — 2.6%
2,931,955	National Australia Bank Ltd. — Grand Cayman, 0.030% due 9/3/13 (Cost — $2,931,955)	2,931,955

	TOTAL SHORT-TERM INVESTMENTS (Cost — $4,222,177)	4,222,177

	TOTAL INVESTMENTS — 100.3% (Cost — $108,447,676#)	111,042,719

	Liabilities in Excess of Other Assets — (0.3%)	(284,839)

	TOTAL NET ASSETS — 100.0%	$110,757,880

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing securities.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Payment in-kind security for which part of the income earned maybe paid as additional principal.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2013.
(d)	Security is currently in default.
(e)	Illiquid Security.
(f)	All or a portion of this security is on loan (See Note 1).
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(h)	Rating by Moody’s Investors Service. All ratings are unaudited.
(i)	Inclusive of all short term holdings, including investment of collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 2.6%.
(j)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $109,179,047.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Abbreviations used in this schedule:
PLC	— Public Limited Company

See pages 141 and 142 for definition of ratings.

Summary of Investments by Security Type^
Corporate Bonds & Notes	93.6%
Preferred Stock	1.5
Common Stock	0.8
Senior Loans	0.2
Warrant	0.1
Short-Term Investments	3.8

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
SOVEREIGN BONDS — 46.2%
Australia — 1.0%
3,300,000	AUD	Australia Government Bond, 4.750% due 6/15/16	$3,098,287

Belgium — 2.6%
		Belgium Government Bond:
2,800,000	EUR	3.500% due 3/28/15	3,879,760
3,000,000	EUR	3.250% due 9/28/16	4,259,917

		Total Belgium	8,139,677

Brazil — 1.6%
		Brazil Notas do Tesouro Nacional Serie F:
12,778,000	BRL	10.000% due 1/1/17 — 1/1/23	5,073,860

		Total Brazil	5,073,860

Canada — 2.9%
		Province of Ontario Canada:
$2,000,000		1.000% due 7/22/16	1,996,536
1,500,000	CAD	4.200% due 6/2/20	1,531,380
4,100,000	CAD	3.150% due 6/2/22	3,825,242
900,000	CAD	4.600% due 6/2/39	917,899
900,000	CAD	Province of Quebec Canada, 5.000% due 12/1/38	957,413

		Total Canada	9,228,470

Colombia — 0.2%
317,000,000	COP	Colombia Government International Bond, 9.850% due 6/28/27	211,852
		Colombian TES:
157,000,000	COP	5.000% due 11/21/18	75,785
427,900,000	COP	7.000% due 5/4/22	217,021
180,000,000	COP	7.500% due 8/26/26	89,690
4,000,000	COP	6.000% due 4/28/28	1,741

		Total Colombia	596,089

Germany — 7.9%
		Bundesobligation:
4,100,000	EUR	2.250% due 4/10/15	5,588,984
10,300,000	EUR	0.250% due 4/13/18	13,245,816
		Bundesrepublik Deutschland:
700,000	EUR	3.750% due 1/4/15	968,371
1,300,000	EUR	3.250% due 7/4/15	1,811,325
1,300,000	EUR	4.000% due 7/4/16	1,891,646
800,000	EUR	6.250% due 1/4/30	1,594,771

		Total Germany	25,100,913

Indonesia — 0.6%
		Indonesia Treasury Bond:
11,085,000,000	IDR	7.000% due 5/15/22 — 5/15/27	898,569
2,500,000,000	IDR	8.375% due 9/15/26	222,550
4,700,000,000	IDR	9.500% due 7/15/31	455,896
3,023,000,000	IDR	8.250% due 6/15/32	262,085
672,000,000	IDR	6.375% due 4/15/42	44,296

		Total Indonesia	1,883,396

Italy — 3.8%
		Italy Buoni Poliennali Del Tesoro:
2,500,000	EUR	4.250% due 7/1/14	3,382,678
2,100,000	EUR	3.000% due 4/15/15	2,829,262

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
Italy — 3.8% — (continued)
4,500,000	EUR	Italy Certificati di Credito del Tesoro, 0.000% due 1/31/14	$5,928,211

		Total Italy	12,140,151

Japan — 5.6%
1,020,000,000	JPY	Japan Government Ten Year Bond, 1.200% due 6/20/21	10,886,300
		Japan Government Thirty Year Bond:
600,000,000	JPY	2.500% due 9/20/35 — 6/20/36	7,044,250

		Total Japan	17,930,550

Malaysia — 0.9%
		Malaysia Government Bond:
2,200,000	MYR	4.012% due 9/15/17	678,106
680,000	MYR	3.260% due 3/1/18	203,191
1,300,000	MYR	5.734% due 7/30/19	433,587
2,600,000	MYR	4.378% due 11/29/19	813,153
682,000	MYR	3.492% due 3/31/20	201,179
1,990,000	MYR	4.160% due 7/15/21	610,265
250,000	MYR	3.480% due 3/15/23	72,597

		Total Malaysia	3,012,078

Mexico — 1.1%
		Mexican Bonos:
7,100,000	MXN	5.000% due 6/15/17	530,781
21,470,000	MXN	7.750% due 12/14/17 — 5/29/31	1,755,735
10,000,000	MXN	6.500% due 6/10/21	770,436
170,000	MXN	8.500% due 5/31/29	14,623
3,600,000	MXN	10.000% due 11/20/36	347,525

		Total Mexico	3,419,100

Netherlands — 5.4%
		Netherlands Government Bond:
3,100,000	EUR	0.750% due 4/15/15	4,123,372
200,000	EUR	3.250% due 7/15/15(a)	278,391
2,700,000	EUR	1.250% due 1/15/18(a)	3,594,909
5,100,000	EUR	4.000% due 7/15/19(a)	7,709,475
900,000	EUR	3.500% due 7/15/20(a)(b)	1,330,567

		Total Netherlands	17,036,714

Nigeria — 0.2%
		Nigeria Government Bond:
2,000,000	NGN	4.000% due 4/23/15	10,643
13,100,000	NGN	15.100% due 4/27/17	84,206
26,800,000	NGN	16.000% due 6/29/19	180,521
4,800,000	NGN	7.000% due 10/23/19	21,636
34,800,000	NGN	16.390% due 1/27/22	243,653

		Total Nigeria	540,659

Norway — 0.7%
12,300,000	NOK	Norway Government Bond, 5.000% due 5/15/15	2,118,501

Peru — 0.2%
		Peruvian Government International Bond:
1,190,000	PEN	7.840% due 8/12/20(a)(b)	476,364
100,000	PEN	8.200% due 8/12/26(b)	42,465
710,000	PEN	6.950% due 8/12/31(a)(b)	252,863

		Total Peru	771,692

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
Poland — 0.7%
		Poland Government Bond:
510,000	PLN	5.250% due 10/25/17	$167,101
3,000,000	PLN	5.500% due 10/25/19	1,002,318
2,700,000	PLN	5.750% due 10/25/21 — 9/23/22	916,933
100,000	PLN	4.000% due 10/25/23	29,877

		Total Poland	2,116,229

Qatar — 1.4%
		Qatar Government International Bond:
$3,575,000		5.250% due 1/20/20(a)	3,959,313
550,000		6.400% due 1/20/40(a)	613,250

		Total Qatar	4,572,563

Romania — 0.1%
		Romania Government Bond:
100,000	RON	5.800% due 10/26/15	30,713
200,000	RON	5.750% due 1/27/16	61,602
400,000	RON	5.900% due 7/26/17	124,614

		Total Romania	216,929

Russia — 0.2%
11,700,000	RUB	Russian Federal Bond — OFZ, 7.050% due 1/19/28	325,465
10,000,000	RUB	Russian Foreign Bond — Eurobond, 7.850% due 3/10/18	311,127

		Total Russia	636,592

South Africa — 1.5%
		South Africa Government Bond:
23,300,000	ZAR	8.250% due 9/15/17	2,343,514
20,900,000	ZAR	7.250% due 1/15/20	1,978,616
100,000	ZAR	7.750% due 2/28/23	9,460
2,400,000	ZAR	10.500% due 12/21/26	272,066
2,500,000	ZAR	7.000% due 2/28/31	201,812

		Total South Africa	4,805,468

Spain — 1.9%
700,000	EUR	Autonomous Community of Madrid Spain, 4.305% due 3/6/14	937,796
		Junta de Castilla y Leon:
100,000	EUR	6.270% due 2/19/18	142,893
200,000	EUR	6.505% due 3/1/19	292,735
		Spain Government Bond:
1,300,000	EUR	2.500% due 10/31/13	1,721,120
300,000	EUR	4.850% due 10/31/20	416,462
		Xunta de Galicia:
400,000	EUR	5.763% due 4/3/17	562,089
1,250,000	EUR	6.964% due 12/28/17	1,833,571

		Total Spain	5,906,666

Thailand — 0.1%
		Thailand Government Bond:
1,500,000	THB	3.650% due 12/17/21	45,176
11,000,000	THB	3.580% due 12/17/27	313,156

		Total Thailand	358,332

Turkey — 0.2%
		Turkey Government Bond:
1,454,066	TRY	3.000% due 1/6/21 — 2/23/22	674,236

		Total Turkey	674,236

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
United Kingdom — 5.4%
		United Kingdom Gilt Inflation Linked:
7,406,315	GBP	1.875% due 11/22/22	$13,973,702
1,801,338	GBP	1.250% due 11/22/27	3,314,327

		Total United Kingdom	17,288,029

		TOTAL SOVEREIGN BONDS (Cost — $152,128,061)	146,665,181

ASSET-BACKED SECURITIES — 0.1%
Student Loan — 0.1%
$321,717		Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 1.216% due 4/25/38(c)	321,932
152,778		South Carolina Student Loan Corp., Series 2008-1, Class A2, 0.825% due 3/1/18(c)	152,806

		Total Student Loan	474,738

		TOTAL ASSET-BACKED SECURITIES (Cost — $474,495)	474,738

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.9%
		Banc of America Large Loan Inc.:
443,457		Series 2010-HLTN, Class HLTN, 2.484% due 11/15/15(a)(c)	445,162
300,000		Series 2010-UB5, Class A4A, 5.665% due 2/17/51(a)(c)(d)	329,172
97,739		Banc of America Mortgage Trust, Series 2003-F, Class 3A1, 2.748% due 7/25/33(c)	97,496
7,636		BCAP LLC Trust, Series 2010-RR1, Class 1A1, 2.902% due 3/26/37(a)(c)	7,680
		Bear Stearns Adjustable Rate Mortgage Trust:
17,743		Series 2003-5, Class 1A2, 2.578% due 8/25/33(c)	17,411
20,720		Series 2003-7, Class 6A, 2.742% due 10/25/33(c)	20,598
75,550		Series 2004-2, Class 22A, 2.860% due 5/25/34(c)	71,137
18,271		Series 2004-2, Class 23A, 2.907% due 5/25/34(c)	17,447
43,743		Series 2005-2, Class A2, 2.793% due 3/25/35(c)	43,392
211,282		Bear Stearns Structured Products Inc., Series 2007-R6, Class 1A1, 2.577% due 1/26/36(c)	157,817
		Countrywide Alternative Loan Trust:
19,930		Series 2005-21CB, Class A3, 5.250% due 6/25/35	17,114
114,535		Series 2007-11T1, Class A12, 0.534% due 5/25/37(c)	74,999
53,150		Series 2007-16CB, Class 5A1, 6.250% due 8/25/37	42,464
65,230		Series 2007-7T2, Class A9, 6.000% due 4/25/37	49,004
		Countrywide Home Loan Mortgage Pass Through Trust:
10,516		Series 2004-12, Class 11A1, 2.823% due 8/25/34(c)	9,120
52,425		Series 2005-11, Class 3A1, 2.678% due 4/25/35(c)	43,448
232,190		Series 2005-2, Class 1A1, 0.504% due 3/25/35(c)	160,123
25,692		Series 2005-3, Class 2A1, 0.474% due 4/25/35(c)	19,918
182,857		Series 2005-9, Class 1A3, 0.414% due 5/25/35(c)	147,721
99,125		Series 2005-HYB9, Class 3A2A, 2.783% due 2/20/36(c)	85,673
32,733		Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 2.456% due 8/25/33(c)	32,252
85,664		Crusade Global Trust, Series 2004-2, Class A2, 0.366% due 11/19/37(c)	112,819
260,176		CSAB Mortgage Backed Trust, Series 2006-4, Class A6A, step bond to yield, 5.684% due 12/25/36	168,914
57,747		CSMC Trust, Series 2007-5R, Class A5, 6.500% due 7/26/36	29,342
		Federal Home Loan Mortgage (FHLMC):
69,250		Structured Pass Through Securities, Series T-35, Class A, 0.464% due 9/25/31(c)	64,393
97,945		Structured Pass Through Securities, Series T-62, Class 1A1, 1.363% due 10/25/44(c)	98,944
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
118,174		Series 2391, Class FJ, 0.684% due 4/15/28(c)	119,332
225,514		Series 2614, Class SJ, 19.156% due 5/15/33(b)(c)	325,657
36,215		Series 3037, Class BC, 4.500% due 2/15/20	36,982
155,896		Series 3174, Class FM, 0.424% due 5/15/36(c)	155,938
16,695		Federal National Mortgage Association (FNMA), Grantor Trust, Series 2004-T3, Class 1A1, 6.000% due 2/25/44	19,170

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†	Security	Value
	Federal National Mortgage Association (FNMA), REMICS:
$13,161	Series 2003-34, Class A1, 6.000% due 4/25/43	$14,733
11,208	Series 2005-120, Class NF, 0.284% due 1/25/21(c)	11,208
113,582	Federal National Mortgage Association (FNMA), Whole Loan, Series 2004-W12, Class 1A1, 6.000% due 7/25/44	128,070
856,850	Government National Mortgage Association (GNMA), Series 2004-68, Class ZC, 6.000% due 8/20/34	961,127
9,823	GSR Mortgage Loan Trust, Series 2003-1, Class A2, 1.940% due 3/25/33(c)	9,569
	Harborview Mortgage Loan Trust:
33,164	Series 2003-1, Class A, 2.599% due 5/19/33(c)	32,797
48,331	Series 2005-2, Class 2A1A, 0.404% due 5/19/35(c)	39,271
122,330	Series 2005-3, Class 2A1A, 0.424% due 6/19/35(c)	98,783
166,158	Series 2006-SB1, Class A1A, 1.012% due 12/19/36(c)	120,210
674,980	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2008-C2, Class A3, 6.288% due 2/12/51	695,425
	JPMorgan Mortgage Trust:
17,477	Series 2003-A2, Class 3A1, 2.107% due 11/25/33(c)	17,146
8,862	Series 2005-A1, Class 6T1, 4.263% due 2/25/35(c)	8,858
240,702	JPMorgan Resecuritization Trust, Series 2009-7, Class 17A1, 5.802% due 7/27/37(a)(c)	240,281
	Merrill Lynch Floating Trust:
504,365	Series 2008-LAQA, Class A1, 0.723% due 7/9/21(a)(c)	503,424
1,000,000	Series 2008-LAQA, Class A2, 0.723% due 7/9/21(a)(c)	983,951
17,099	Merrill Lynch Mortgage Investors Inc., Series 2003-A2, Class 1A1, 2.313% due 2/25/33(c)	16,033
94,726	Merrill Lynch Mortgage Investors Trust, Series 2005-2, Class 1A, 1.666% due 10/25/35(c)	91,275
399,625	Merrill Lynch Mortgage Trust, Series 2007-C1, Class ASB, 6.045% due 6/12/50(c)	423,938
52,284	Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B, 0.444% due 7/25/35(c)	52,189
	Puma Finance Pty. Ltd.:
137,511	Series G5, Class A1, 0.403% due 2/21/38(a)(c)	135,814
49,488	Series P10, Class BA, 3.130% due 7/12/36(b)(c)	42,004
185,136	Series P11, Class BA, 3.005% due 8/22/37(c)	163,470
103,481	RALI Trust, Series 2007-QO2, Class A1, 0.334% due 2/25/47(c)	54,513
	Residential Asset Securitization Trust:
40,217	Series 2005-A15, Class 5A1, 5.750% due 2/25/36	32,571
83,540	Series 2006-R1, Class A2, 0.584% due 1/25/46(c)	38,709
	Structured Adjustable Rate Mortgage Loan Trust:
23,992	Series 2004-1, Class 4A1, 2.487% due 2/25/34(c)	23,762
87,207	Series 2004-19, Class 2A1, 1.559% due 1/25/35(c)	63,779
112,757	Series 2004-4, Class 3A2, 2.581% due 4/25/34(c)	111,650
	Structured Asset Mortgage Investments Inc.:
112,817	Series 2005-AR2, Class 2A1, 0.414% due 5/25/45(c)	90,329
122,162	Series 2005-AR8, Class A1A, 0.464% due 2/25/36(c)	91,377
80,328	Series 2006-AR5, Class 1A1, 0.394% due 5/25/46(c)	58,523
200,000	Series 2007-AR4, Class A3, 0.404% due 9/25/47(c)	131,454
194,429	Series 2007-AR6, Class A1, 1.658% due 8/25/47(c)	149,449
374,432	Structured Asset Securities Corp., Series 2005-10, Class 4A1, 5.500% due 12/25/34	378,334
	Swan Trust:
167,188	Series 2006-1E, Class A1, 0.425% due 5/12/37(c)	166,611
214,956	Series 2006-1E, Class A2, 2.880% due 5/12/37(c)	191,284
209,449	Torrens Trust, Series 2007-1, Class A, 3.020% due 10/19/38(c)	181,956
	Wachovia Bank Commercial Mortgage Trust:
561,894	Series 2003-C9, Class A4, 5.012% due 12/15/35(c)	563,850
900,000	Series 2006-C23, Class A5, 5.416% due 1/15/45(c)	980,796
500,000	Series 2006-C28, Class A4, 5.572% due 10/15/48	549,637
	WaMu Mortgage Pass Through Certificates:
2,335	Series 2001-7, Class A, 1.359% due 5/25/41(c)	2,185
30,204	Series 2002-AR9, Class 1A, 1.558% due 8/25/42(c)	27,275
11,995	Series 2003-AR5, Class A7, 2.449% due 6/25/33(c)	11,793
103,675	Series 2005-AR13, Class A1A1, 0.474% due 10/25/45(c)	93,909

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
$169,542		Series 2006-AR13, Class 2A, 2.454% due 10/25/46(c)	$154,124
99,517		Series 2006-AR4, Class 2A1A, 2.454% due 5/25/46(c)	85,461
44,444		Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR5, Class 3A, 1.099% due 7/25/46(c)	23,297
262,005		Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3, Class 1A7, 2.341% due 12/25/32(c)	251,260

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $12,107,287)	12,318,103

CORPORATE BONDS & NOTES — 16.3%
Australia — 0.7%
1,400,000	GBP	Suncorp-Metway Ltd., Government Liquid Guaranteed Notes, 4.000% due 1/16/14	2,192,469

Bermuda — 0.3%
900,000		Qtel International Finance Ltd., Company Guaranteed Notes, 4.750% due 2/16/21	937,170

Cayman Islands — 0.6%
900,000		IPIC GMTN Ltd., Company Guaranteed Notes, 5.500% due 3/1/22(a)(b)	960,750
1,000,000		QNB FINANCE Ltd., Bank Guaranteed Notes, 3.375% due 2/22/17	1,032,500

		Total Cayman Islands	1,993,250

Colombia — 0.1%
324,000,000	COP	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 8.375% due 2/1/21	174,464

France — 0.3%
1,000,000		BPCE SA, Senior Unsecured Notes, 2.015% due 2/7/14(a)(c)	1,005,960

Germany — 3.7%
7,900,000	EUR	KFW, Government Guaranteed Notes, 3.625% due 1/20/20	11,768,599

Ireland — 0.2%
11,200,000	RUB	Novatek OAO via Novatek Finance Ltd., Senior Unsecured Notes, 7.750% due 2/21/17(a)(b)	332,476
9,500,000	RUB	Russian Railways via RZD Capital PLC, Senior Unsecured Notes, 8.300% due 4/2/19	286,791

		Total Ireland	619,267

Japan — 0.0%
100,000	EUR	Tokyo Electric Power Co., Inc. (The), General Reference Mortgage Notes, 4.500% due 3/24/14	131,996

Jersey Channel Islands — 0.1%
200,000	GBP	HBOS Capital Funding LP, Bank Guaranteed Notes, 9.540% due 3/29/49(c)	321,787

Luxembourg — 0.5%
400,000	EUR	Fiat Finance & Trade SA, Company Guaranteed Notes, 7.625% due 9/15/14	555,707
350,000		Gazprom OAO Via Gaz Capital SA, Senior Unsecured Notes, 8.125% due 7/31/14	372,645
7,000,000	RUB	Russian Agricultural Bank OJSC Via RSHB Capital SA, Senior Unsecured Notes, 8.700% due 3/17/16	212,566
10,000,000	RUB	Sberbank of Russia Via SB Capital SA, Senior Unsecured Notes, 7.000% due 1/31/16	300,693

		Total Luxembourg	1,441,611

Netherlands — 0.6%
1,000,000		Deutsche Telekom International Finance BV, Company Guaranteed Notes, 6.750% due 8/20/18	1,194,316
100,000	EUR	NIBC Bank NV, Government Liquid Guaranteed Notes, 3.500% due 4/7/14	134,504
500,000		SABIC Capital I BV, Company Guaranteed Notes, 3.000% due 11/2/15	517,682

		Total Netherlands	1,846,502

Norway — 0.7%
		Eksportfinans ASA, Senior Unsecured Notes:
900,000		2.375% due 5/25/16	866,250
100,000	CHF	2.875% due 11/16/16	106,840
500,000		5.500% due 6/26/17	520,625
		Statoil ASA, Company Guaranteed Notes:
300,000		3.125% due 8/17/17	316,352

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
Norway — 0.7% — (continued)
$300,000		5.100% due 8/17/40	$316,803

		Total Norway	2,126,870

Qatar — 0.3%
850,000		Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes, 6.750% due 9/30/19	990,250

South Korea — 1.5%
2,200,000		Export-Import Bank of Korea, Senior Unsecured Notes, 5.000% due 4/11/22	2,363,211
		Korea Development Bank (The), Senior Unsecured Notes:
1,500,000		1.170% due 8/20/15(a)(b)	1,504,249
850,000		4.000% due 9/9/16	904,824

		Total South Korea	4,772,284

Spain — 0.5%
900,000	EUR	Bankia SA, Senior Unsecured Notes, 0.395% due 4/23/14(c)	1,166,518
400,000	EUR	Santander International Debt SAU, Bank Guaranteed Notes, 4.500% due 5/18/15	549,425

		Total Spain	1,715,943

United Kingdom — 1.8%
900,000	GBP	Barclays Bank PLC, Junior Subordinated Notes, 14.000% due 11/29/49(c)	1,855,133
600,000		HBOS PLC, Subordinated Notes, 6.750% due 5/21/18(a)	658,952
		LBG Capital No.1 PLC, Bank Guaranteed Notes:
300,000	GBP	7.869% due 8/25/20	495,211
200,000		8.500% due 12/29/49(a)(c)	210,049
		LBG Capital No.2 PLC, Bank Guaranteed Notes:
100,000	GBP	7.625% due 12/9/19	162,112
300,000	GBP	15.000% due 12/21/19	669,718
1,000,000		Pearson Dollar Finance PLC, Company Guaranteed Notes, 5.700% due 6/1/14(a)	1,024,576
600,000		Standard Chartered PLC, Senior Unsecured Notes, 5.500% due 11/18/14(a)	632,820
100,000		Tate & Lyle International Finance PLC, Company Guaranteed Notes, 5.000% due 11/15/14(a)(b)	103,985

		Total United Kingdom	5,812,556

United States — 4.4%
		Ally Financial Inc.:
200,000		Company Guaranteed Notes, 6.750% due 12/1/14	211,000
500,000		Senior Unsecured Notes, 0.000% due 6/15/15	466,875
		American International Group Inc., Senior Unsecured Notes:
441,000	GBP	6.765% due 11/15/17	799,221
712,000	EUR	6.797% due 11/15/17	1,112,438
800,000	EUR	BA Covered Bond Issuer, Covered Notes, 4.250% due 4/5/17	1,165,421
900,000	EUR	Bank of America Corp., Subordinated Notes, 0.896% due 5/23/17(c)	1,132,755
1,000,000		Boston Scientific Corp., Senior Unsecured Notes, 4.500% due 1/15/15	1,051,402
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
600,000		8.000% due 6/1/14	629,228
400,000		8.700% due 10/1/14	431,381
500,000	AUD	Goldman Sachs Group Inc. (The), Senior Unsecured Notes, 3.270% due 4/12/16(c)	436,082
1,300,000		HSBC Finance Corp., Subordinated Notes, 6.676% due 1/15/21	1,469,924
500,000		L Brands Inc., Senior Unsecured Notes, 6.900% due 7/15/17	562,500
300,000		Lazard Group LLC, Senior Unsecured Notes, 7.125% due 5/15/15	325,749
1,300,000		Lehman Brothers Holdings Inc., Senior Unsecured Notes, 0.000% due 12/30/16	333,125
650,000		Macy’s Retail Holdings Inc., Company Guaranteed Notes, 5.750% due 7/15/14	677,797
1,100,000		Reynolds American Inc., Company Guaranteed Notes, 6.750% due 6/15/17	1,268,225
100,000		SLM Corp., Senior Unsecured Notes, 5.000% due 10/1/13	100,375
1,000,000		Starwood Hotels & Resorts Worldwide Inc., Senior Unsecured Notes, 6.750% due 5/15/18	1,172,456

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†	Security	Value
United States — 4.4% — (continued)
$500,000	UST LLC, Senior Unsecured Notes, 5.750% due 3/1/18	$570,819

	Total United States	13,916,773

	TOTAL CORPORATE BONDS & NOTES (Cost — $49,418,773)	51,767,751

MORTGAGE-BACKED SECURITIES — 1.8%
FNMA — 1.8%
	Federal National Mortgage Association (FNMA):
965,613	5.700% due 8/1/18(c)	1,050,253
1,097,279	3.000% due 1/1/22 — 10/15/43(e)	1,052,952
1,000,000	2.500% due 9/1/28(e)	992,656
157,837	2.492% due 11/1/34(c)	168,596
286,912	6.500% due 8/1/37	302,374
2,000,000	3.500% due 10/15/43(e)	1,994,688
14,064	7.000% due 10/1/48	15,346

	TOTAL FNMA	5,576,865

GNMA — 0.0%
48,253	Government National Mortgage Association II (GNMA), 6.000% due 9/20/38	50,387

	TOTAL GNMA	50,387

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $5,499,579)	5,627,252

MUNICIPAL BONDS — 1.8%
United States — 1.8%
200,000	Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Revenue Bonds, Series A-2, 5.875% due 6/1/47	134,384
100,000	Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax Refunding Bonds, Series p-1, 5.000% due 2/1/28	107,519
1,500,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, 6.890% due 1/1/42	1,689,330
200,000	New York City Transitional Finance Authority, Future Tax Secured Revenue, Build America Bonds, 5.508% due 8/1/37	218,362
300,000	Philadelphia School District, Build America General Obligation Bonds, 6.765% due 6/1/40	296,049
750,000	Port Authority of New York & New Jersey, Consolidated Bonds, One Hundred Sixty-Eight Series, 4.926% due 10/1/51	705,068
2,600,000	Texas Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue Bonds, Series 2012, 5.000% due 12/15/24	2,622,854
100,000	Tobacco Settlement Financing Corp., New Jersey, Tobacco Settlement Revenue Bonds, Series 1A, 5.000% due 6/1/41	67,394

	Total United States	5,840,960

	TOTAL MUNICIPAL BONDS (Cost — $6,026,853)	5,840,960

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 18.4%
U.S. GOVERNMENT OBLIGATIONS — 18.4%
	U.S. Treasury Bonds:
900,000	3.750% due 8/15/41	917,085
2,300,000	3.125% due 2/15/42	2,076,649
1,650,000	3.000% due 5/15/42(h)	1,449,809
5,300,000	3.625% due 8/15/43(f)	5,251,553
	U.S. Treasury Notes:
367,000	1.250% due 2/15/14(h)	368,964
216,000	1.250% due 3/15/14(h)	217,346
340,000	0.250% due 3/31/14	340,325

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
U.S. GOVERNMENT OBLIGATIONS — 18.4% — (continued)
$100,000		0.250% due 4/30/14	$100,100
100,000		1.000% due 5/15/14	100,623
600,000		0.250% due 5/31/14	600,598
100,000		0.750% due 6/15/14	100,490
100,000		0.250% due 6/30/14	100,100
100,000		0.625% due 7/15/14	100,424
100,000		0.125% due 7/31/14	99,994
300,000		0.500% due 8/15/14	300,990
600,000		0.250% due 8/31/14	600,621
3,200,000		0.750% due 3/31/18	3,098,125
27,400,000		1.375% due 6/30/18(h)	27,175,238
5,500,000		2.000% due 2/15/23(f)	5,172,579
		U.S. Treasury Inflation Indexed Bonds:
3,522,502		0.625% due 7/15/21	3,597,630
6,809,088		0.125% due 1/15/22(h)	6,595,242

		TOTAL U.S. GOVERNMENT OBLIGATIONS	58,364,485

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $60,499,372)	58,364,485

Contracts
PURCHASED OPTIONS — 0.1%
United States — 0.1%
3,600,000		Swaption, 3-Month USD-LIBOR, Put @ $3.88, expires 4/14/14	183,790

		TOTAL PURCHASED OPTIONS (Cost — $181,440)	183,790

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $286,335,860)	281,242,260

Face Amount†
SHORT-TERM INVESTMENTS — 11.9%
COMMERCIAL PAPER — 0.3%
$1,100,000		Standard Chartered Bank, 0.959% due 10/1/13(a)(g)
		(Cost — $1,099,129)	1,099,129

SOVEREIGN BOND — 9.5%
1,180,000,000	JPY	Japan Treasury Discount Bill, 0.094% due 9/24/13	12,012,523
1,000,000,000	JPY	Japan Treasury Discount Bill, 0.082% due 10/21/13	10,179,570
790,000,000	JPY	Japan Treasury Discount Bill, 0.090% due 11/18/13	8,041,214

		TOTAL SOVEREIGN BOND (Cost — $30,153,280)	30,233,307

TIME DEPOSITS — 1.6%
		BBH — Grand Cayman:
63	DKK	(0.10)% due 09/02/2013	11
82	CHF	0.00% due 09/02/2013	88
2,300	EUR	0.00% due 09/02/2013	3,035
38,922	JPY	0.01% due 09/02/2013	1,797
8,050	GBP	0.07% due 09/02/2013	12,454
127	AUD	1.67% due 09/02/2013	113
123	NZD	1.70% due 09/02/2013	95
35,908	ZAR	4.15% due 09/02/2013	3,501

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
TIME DEPOSITS — 1.6% — (continued)
		Citibank — London:
47,490	EUR	0.00% due 09/02/2013	$62,670
39,397,164	JPY	0.01% due 09/02/2013	401,091
20,555	GBP	0.07% due 09/02/2013	31,800
58,488	AUD	JPMorgan Chase & Co. — London, 1.67% due 09/02/2013	52,051
$235,344		National Australia Bank Ltd. — Grand Cayman, 0.03% due 09/03/2013	235,345
4,215,795		U.S. Bank — Grand Cayman, 0.03% due 09/03/2013	4,215,795

		TOTAL TIME DEPOSITS (Cost — $5,019,846)	5,019,846

U.S. GOVERNMENT OBLIGATIONS — 0.5%
		U.S. Treasury Bills:
615,000		0.043% due 9/5/13(g)(h)	614,997
410,000		0.022% due 9/12/13(g)	409,997
162,000		0.140% due 2/6/14(g)(h)	161,901
100,000		0.068% due 2/27/14(g)	99,966
200,000		0.001% due 8/21/14(g)(h)	199,770

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $1,486,608)	1,486,631

		TOTAL SHORT-TERM INVESTMENTS (Cost — $37,758,863)	37,838,913

		TOTAL INVESTMENTS — 100.5% (Cost — $324,094,723#)	319,081,173

		Liabilities in Excess of Other Assets — (0.5%)	(1,605,794)

		TOTAL NET ASSETS — 100.0%	$317,475,379

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Illiquid Security.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2013.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(e)	This security is traded on a TBA basis (see note 1).
(f)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.
(g)	Rate shown represents yield-to-maturity.
(h)	All or a portion of this security is held a the broker or segregated as collateral for open futures or swap contracts.
#	Aggregate cost for federal income tax purposes is $328,203,187.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Reais
CHF	— Swiss Franc
CAD	— Canadian Dollar
COP	— Colombian Peso
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GMTN	— Global Medium Term Note
IDR	— Indonesian Rupiah
JPY	— Japanese Yen
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NGN	— Nigerian Naira
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peruvian Nuevo
PLC	— Public Limited Company
PLN	— Polish Zloty
RON	— Romanian Leu
RUB	— Russian Ruble
THB	— Thai Baht
TRY	— Turkish Lira
ZAR	— South African Rand

Summary of Investments by Security Type^
Sovereign Bonds	46.0%
U.S. Government & Agency Obligations	18.3
Corporate Bonds & Notes	16.2
Collateralized Mortgage Obligations	3.8
Municipal Bonds	1.8
Mortgage-Backed Securities	1.8
Asset-Backed Securities	0.1
Purchased Options	0.1
Short-Term Investments	11.9

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Schedule of Options Contracts Written

Contracts		Security Name	Expiration Date	Strike Price	Value
United States
1,200,000		Swaption, 3-Month USD-LIBOR, Call	9/3/13	$0.75	$—
3,300,000		Swaption, 3-Month USD-LIBOR, Call	9/3/13	0.75	—
1,200,000		Swaption, 3-Month USD-LIBOR, Put	9/3/13	1.25	31,805
3,300,000		Swaption, 3-Month USD-LIBOR, Put	9/3/13	1.25	87,463
2,900,000		Swaption, 3-Month USD-LIBOR, Put	9/30/13	2.90	48,284
5,300,000		Swaption, 3-Month USD-LIBOR, Put	10/18/13	1.90	40,672
900,000		Swaption, 3-Month USD-LIBOR, Put	10/28/13	1.50	18,639
15,100,000		Swaption, 3-Month USD-LIBOR, Put	4/14/14	2.85	116,175
3,000,000	EUR	Swaption, 6-Month EURIBOR, Put	7/1/14	10.00	—

		Total United States			343,038

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $285,984)			$343,038

Schedule of Reverse Repurchase Agreements

Face Amount	Security	Value
	Deutsche Bank Securities Inc.
$1,147,500	0.000% due 9/5/13	$1,147,500
	JPMorgan Securities
1,034,000	0.060% due 9/11/13	1,034,000

	TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds — $2,181,500)	$2,181,500

For details of other financial instruments held by this Fund, refer to Note 3.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS — 94.0%
Alaska — 2.4%
$1,750,000	AA-	North Slope Borough, Alaska, GO, Series A, NPFG-Insured, 5.000% due 6/30/16	$1,943,060

California — 11.3%
1,000,000	AA+	California Infrastructure & Economic Development Bank Revenue, Series A, Prerefunded 1/1/28 @ 100, AMBAC-Insured, 5.000% due 7/1/36(a)	1,138,680
1,050,000	AA-	California Statewide Communities Development Authority, Sutter Health Project, Series A, 5.500% due 8/15/26	1,152,658
1,000,000	AA	Los Angeles, CA, Department of Water & Power Waterworks Revenue, Series C, Prerefunded 7/1/14 @ 100, NPFG-Insured, 5.250% due 7/1/19(a)	1,041,460
1,500,000	A+	San Diego County Regional Airport Authority, Series A, 5.000% due 7/1/43	1,454,685
1,500,000	A+	San Francisco, CA, City & County Airports Commission, Series C-2, 5.000% due 5/1/21	1,677,270
1,000,000	AA-	San Francisco, CA, Public Utilities Commission Water Revenue, Sub-Series D, 5.000% due 11/1/19	1,160,970
1,230,000	Aa1(b)	Santa Monica-Malibu, CA, Unified School District, Election of 2006 Project, Series A, Prerefunded 8/1/17 @ 100, FGIC & NPFG-Insured, 5.000% due 8/1/26(a)	1,415,423

		Total California	9,041,146

Colorado — 11.4%
1,000,000	AAA	Colorado Water Resources & Power Development Authority, Drinking Water Revenue, Revolving Fund, Series A, 5.500% due 9/1/22	1,199,180
2,000,000	AA-	Denver City & County School District No. 1, Series C, 5.000% due 12/1/22	2,301,420
1,500,000	AA-	Jefferson County School District R-1, GO, Broomfield Counties, CO, Refunding Bonds, Series 2012, 5.000% due 12/15/26	1,658,160
2,165,000	AA+	Longmont, CO, Sales & Use Tax Revenue, Refunding, 5.250% due 5/15/17	2,434,066
2,000,000	A+	University of Colorado Hospital Authority, Revenue Bonds, Series 2012A, 4.000% due 11/15/36	1,584,000

		Total Colorado	9,176,826

Connecticut — 1.4%
1,000,000	AA	State of Connecticut, GO, Series C, 5.000% due 6/1/17	1,138,510

District of Colombia — 3.3%
2,500,000	AAA	District of Columbia, Income Tax Revenue Bonds, Series A, 5.000% due 12/1/28	2,675,675

Florida — 2.7%
1,000,000	A	Jacksonville, FL, Sales Tax Revenue, Better Jacksonville Project, 5.000% due 10/1/21	1,064,830
1,000,000	A+	Miami-Dade County, FL, Water & Sewer Revenue, XLCA-Insured, 5.000% due 10/1/21	1,092,150

		Total Florida	2,156,980

Georgia — 5.3%
2,000,000	AA-	Augusta, GA, Water and Sewer Revenue, AGM-Insured, 5.000% due 10/1/21	2,185,240
1,800,000	A	Municipal Electric Authority of Georgia, Series B, 5.000% due 1/1/20	2,050,290

		Total Georgia	4,235,530

Illinois — 2.8%
		Illinois Finance Authority Revenue:
1,095,000	A2(b)	DePaul University, Series A, 5.375% due 10/1/19	1,273,332
1,000,000	A	OBG Bradley University Series A, XLCA-Insured, 5.000% due 8/1/34	970,920

		Total Illinois	2,244,252

Kansas — 1.4%
1,065,000	AA+	Kansas State Development Finance Authority Revenue, Kansas Transition Revolving Fund, 5.000% due 10/1/20	1,139,177

Massachusetts — 4.6%
1,400,000	AA+	Commonwealth of Massachusetts, GO, Series A, NPFG-Insured, 5.250% due 8/1/16	1,578,990
1,000,000	AAA	Massachusetts Bay Transportation Authority Revenue, Series A, 5.250% due 7/1/34	1,046,620

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating††	Security	Value
Massachusetts — 4.6% — (continued)
$1,000,000	A2(b)	Massachusetts HEFA Revenue, Northeastern University, Series R, 5.000% due 10/1/28	$1,052,970

		Total Massachusetts	3,678,580

Michigan — 2.2%
1,750,000	AA-	Kalamazoo, MI, Hospital Finance Authority, Hospital Facilities Revenue, Bronson Methodist Hospital, Series A, AGM-Insured, 5.000% due 5/15/26	1,793,977

Minnesota — 0.2%
173,917	AA+	Minneapolis & St. Paul, MN, Housing Finance Board, Single Family Mortgage Revenue, CityLiving Home Programs, Series A-3, GNMA & FNMA-Insured, 5.700% due 4/1/27	177,117

New Jersey — 4.0%
1,340,000	Aa3(b)	Manalapan-Englishtown Regional Board of Education, GO, FGIC & NPFG-Insured, 5.750% due 12/1/22	1,610,184
1,500,000	A+	New Jersey Health Care Facilities Financing Authority, AtlantiCare Regional Medical Centre, 5.000% due 7/1/27	1,561,230

		Total New Jersey	3,171,414

New York — 1.8%
385,000	AA-	New York State, Urban Development Corp., Refunding Correctional Capital Facilities, Series A, AGM-Insured, 5.250% due 1/1/14	391,245
470,000	Aa2(b)	New York, GO, Series D, Prerefunded, 11/1/14 @ 100, 5.000% due 11/1/27(a)	496,024
530,000	AA(c)	New York, GO, Series D, Unrefunded Portion, 5.000% due 11/1/27	545,168

		Total New York	1,432,437

North Carolina — 2.6%
2,000,000	A-	North Carolina Eastern Municipal Power Agency, Series B, 5.000% due 1/1/26	2,075,480

Oregon — 4.6%
1,000,000	AA	Oregon State Department of Administrative Services, COP, Series A, Prerefunded 5/1/15 @ 100, AGM-Insured, 5.000% due 5/1/24(a)	1,076,690
1,000,000	AA-	Port of Portland Airport Revenue, Portland International Project, Sub-Series Twenty C, AMT, 5.000% due 7/1/16(d)	1,111,620
1,330,000	Aa2(b)	Washington & Clackamas Counties School District No. 23, GO, NPFG-Insured, 5.000% due 6/15/22	1,505,361

		Total Oregon	3,693,671

Pennsylvania — 2.8%
2,000,000	AA	Commonwealth of Pennsylvania, GO, 5.000% due 7/1/17	2,279,040

Tennessee — 1.2%
1,000,000	BBB+	Knox County, TN, Health & Housing Facilities Revenue, University Health System, 5.250% due 4/1/36	957,890

Texas —15.1%
2,000,000	AAA	Keller, TX, Independent School District, PSF-GTD-Insured, 4.750% due 8/15/32	2,102,620
2,500,000	AAA	North East, TX, Independent School District, Refunding, PSF-GTD-Insured, 5.250% due 2/1/30	2,777,375
2,000,000	AA	Round Rock, TX, Independent School District, GO, 5.000% due 8/1/33	2,164,060
		Texas State, Transportation Commission:
1,000,000	AAA	5.000%, due 4/1/27	1,084,200
2,575,000	AAA	5.250%, due 4/1/26	3,001,523
1,000,000	AA-	Waxahachie, TX, GO, Series A, AGM-Insured, 5.000% due 8/1/25	1,038,360

		Total Texas	12,168,138

Washington — 7.6%
2,000,000	AA+	King County, WA, Federal Way School District No. 210, FGIC & NPFG-Insured, 5.000% due 12/1/23	2,183,840
2,000,000	AA+	State of Washington, GO, Series A, 5.000% due 7/1/22	2,228,640

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating††	Security	Value
Washington — 7.6% — (continued)
$1,500,000	A+	Washington Health Care Facilities Authority, Revenue Bonds, Series A, 5.000% due 11/1/18	$1,700,475

		Total Washington	6,112,955

Wisconsin — 5.3%
2,500,000	AA+	State of Wisconsin, Transportation Revenue Refunding Bonds, Series 1, FGIC & NPFG-Insured, 5.000% due 7/1/20	2,896,475
1,340,000	BBB	Wisconsin State, HEFA Refunding Revenue Bonds, Divine Savior Healthcare, Inc., 5.500% due 5/1/26	1,360,368

		Total Wisconsin	4,256,843

		TOTAL MUNICIPAL BONDS (Cost — $73,684,585)	75,548,698

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $73,684,585)	75,548,698

SHORT-TERM INVESTMENTS — 5.3%
TIME DEPOSITS — 5.3%
4,269,429		Banco Santander SA—Germany, 0.030% due 9/3/13 (Cost — $4,269,429)	4,269,429

		TOTAL SHORT-TERM INVESTMENTS (Cost — $4,269,429)	4,269,429

		TOTAL INVESTMENTS — 99.3% (Cost — $77,954,014#)	79,818,127

		Other Assets in Excess of Liabilities — 0.7%	583,280

		TOTAL NET ASSETS — 100.0%	$80,401,407

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Rating by Fitch Ratings Service. All ratings are unaudited.
(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
#	Aggregate cost for federal income tax purposes is $77,954,014.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corp.
AMBAC	— Ambac Assurance Corporation
AMT	— Alternative Minimum Tax
COP	— Certificate of Participation
FGIC	— Financial Guarantee Insurance Company
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Education Facility Authority
NPFG	— National Public Finance Guarantee Corp.
PSF-GTD	— Permanent School Fund Guaranteed
XLCA	— XL Capital Assurance Inc.

See pages 141 and 142 for definition of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Summary of Investments by Industry^
Education	25.0%
General Obligation	21.8
Health Care Providers & Services	12.5
Transportation	10.1
Utilities	5.4
Power	5.3
Development	5.2
Airport	4.3
Water and Sewer	3.0
Public Facilities	1.8
Housing	0.2
Short-Term Investments	5.4

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Money Market Investments

Face Amount	Security	Value
SHORT-TERM INVESTMENTS — 99.8%
CERTIFICATES OF DEPOSIT — 18.8%
$20,000,000	Bank of Montreal, 0.193% due 10/15/13	$20,000,000
17,000,000	Nordea Bank Finland PLC, 0.162% due 10/18/13	17,000,000
12,000,000	Norinchukin Bank, 0.233% due 10/15/13	12,000,000
	Sumitomo Mitsui Banking Corp.:
10,000,000	0.233% due 9/12/13	10,000,000
14,000,000	0.213% due 11/12/13	14,000,000
15,000,000	Svenska Handelsbanken, 0.253% due 1/21/14	15,000,296

	TOTAL CERTIFICATES OF DEPOSIT (Cost — $88,000,296)	88,000,296

COMMERCIAL PAPER — 56.6%
17,000,000	Alpine Securitization Corp., 0.140% due 9/17/13(a)(b)	16,998,942
20,000,000	Autobahn Funding Co., LLC, 0.060% due 9/3/13(a)(b)	19,999,933
20,000,000	Bank of Nova Scotia, 0.010% due 9/3/13(a)	19,999,988
7,000,000	Barclays U.S. Funding Corp., 0.100% due 9/24/13(a)	6,999,553
20,000,000	BNP Paribas Finance Inc., 0.050% due 9/3/13(a)	19,999,944
12,000,000	Coca-Cola Co., 0.160% due 2/28/14(a)(b)	11,990,400
15,000,000	Collateralized Commercial Paper Co. LLC, 0.300% due 2/26/14(a)	14,977,750
17,000,000	DNB Bank ASA, 0.190% due 12/6/13(a)(b)	16,991,387
20,000,000	Lloyds Bank PLC, 0.050% due 9/3/13(a)	19,999,944
17,000,000	Mizuho Funding LLC, 0.210% due 11/21/13(a)(b)	16,991,968
20,000,000	Natixis U.S. Finance Co., LLC, 0.100% due 9/3/13(a)	19,999,889
18,000,000	NRW.BANK, 0.145% due 9/3/13(a)(b)	17,999,855
10,000,000	Philip Morris International Inc., 0.060% due 9/6/13(a)(b)	9,999,917
18,000,000	Skandinaviska Enskilda Banken AB, 0.185% due 11/20/13(a)(b)	17,992,600
21,263,000	Societe Generale North America Inc., 0.080% due 9/3/13(a)	21,262,905
12,000,000	Toyota Motor Credit Corp., 0.240% due 2/5/14(a)	11,987,440

	TOTAL COMMERCIAL PAPER (Cost — $264,192,415)	264,192,415

TIME DEPOSITS — 0.2%
688,992	National Australia Bank Ltd. — Grand Cayman, 0.030% due 9/3/13 (Cost — $688,992)	688,992

	TOTAL TIME DEPOSITS
U.S. GOVERNMENT AGENCIES — 21.0%
20,000,000	Federal Home Loan Bank (FHLB), 0.121% due 3/21/14(a)	20,005,408
	Federal Home Loan Bank (FHLB), Discount Notes:
58,084,000	0.000% due 9/3/13(a)	58,084,000
20,000,000	0.098% due 2/14/14(a)	19,990,962

	TOTAL U.S. GOVERNMENT AGENCIES (Cost — $98,080,370)	98,080,370

U.S. GOVERNMENT OBLIGATIONS — 3.2%
15,000,000	U.S. Treasury Bills, 0.035% due 9/12/13(a) (Cost — $14,999,840)	14,999,840

	TOTAL SHORT-TERM INVESTMENTS (Cost — $465,961,913)	465,961,913

	TOTAL INVESTMENTS — 99.8% (Cost — $465,961,913#)	$465,961,913

	Cash and Other Assets in Excess of Liabilities — 0.2%	944,949

	TOTAL NET ASSETS — 100.0%	$466,906,862

(a)	Rate shown represents yield-to-maturity.
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
#	Aggregate cost for federal income tax purposes is $465,961,913.

See Notes to Financial Statements.

Ratings

(unaudited)

Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Ratings

(unaudited) (continued)

Short-Term Security Ratings

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature —VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

(This page intentionally left blank)

Statements of Assets and Liabilities

August 31, 2013

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments
ASSETS:
Investments, at cost	$1,122,422,328	$888,052,620	$262,069,548
Foreign currency, at cost	—	—	—
Investments, at value*	$1,610,840,324	$1,115,014,260	$341,025,729
Foreign currency, at value	—	—	—
Cash	850	997	238
Receivable for manager waiver	—	—	—
Receivable for securities sold	3,021,701	271,393	2,286,209
Dividends and interest receivable	1,427,715	3,355,390	149,022
Receivable for Fund shares sold	848,361	672,968	216,336
Unrealized appreciation on open forward foreign currency contracts (Notes 1 and 3)	—	—	—
Variation margin on open future contacts (Notes 1 and 3)	—	—	—
Variation margin on open swap contacts (Notes 1 and 3)	—	—	—
Swap contracts, at value (Notes 1 and 3)	—	—	—
Deposits with counterparty	—	—	—
Prepaid expenses	18,106	18,150	11,131

Total Assets	1,616,157,057	1,119,333,158	343,688,665

LIABILITIES:
Payable for collateral received from securities on loan	31,898,930	10,888,624	28,663,007
Payable for Fund shares repurchased	2,628,091	1,983,599	464,344
Payable for securities purchased	9,945,629	1,355,052	3,083,757
Payable for reverse repurchase agreements	—	—	—
Investment management fee payable	814,872	601,691	215,517
Transfer agent fees payable	72,416	66,334	51,435
Custody fee payable	54,235	34,190	10,556
Trustees’ fees payable	6,705	5,219	1,781
Due to custodian	—	—	—
Forward sale commitments, at value (proceeds received $2,620,703) (Note 1)	—	—	—
Options contracts written, at value (premiums received $563,861 and $285,984, respectively) (Notes 1 and 3)	—	—	—
Swap contracts, at value (Notes 1 and 3)	—	—	—
Unrealized depreciation on open forward foreign currency contracts (Notes 1 and 3)	—	—	—
Variation margin on open swap contacts (Notes 1 and 3)	—	—	—
Deposits from counterparty	—	—	—
Distributions payable	—	—	—
Accrued expenses	153,280	137,030	100,396

Total Liabilities	45,574,158	15,071,739	32,590,793

Total Net Assets	$1,570,582,899	$1,104,261,419	$311,097,872

NET ASSETS:
Par value (Note 4)	$81,408	$98,265	$12,336
Paid-in capital in excess of par value	1,048,873,020	1,233,697,196	224,062,808
Accumulated net investment loss	—	—	(486,519)
Undistributed net investment income	10,220,866	14,064,799	—
Accumulated net realized gain (loss) on investments, futures contracts, options contracts written, forward sale commitments, swap contracts and foreign currency transactions	22,989,609	(370,560,481)	8,553,066
Net unrealized appreciation (depreciation) on investments, futures contracts, options contracts written, forward sale commitments, swap contracts and foreign currency transactions	488,417,996	226,961,640	78,956,181

Total Net Assets	$1,570,582,899	$1,104,261,419	$311,097,872

Shares Outstanding	81,407,690	98,265,028	12,335,779

Net Asset Value	$19.29	$11.24	$25.22

*	Includes securities on loan for the following funds: Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, and High Yield Investments with a market value of $30,838,169, $10,475,177, $27,693,702, $6,978,653, $23,506,791, $9,990,928, $807,470 and $1,255,776, respectively.
**	Value represents amortized cost.

See Notes to Financial Statements.

Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments	Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments

$163,040,492	$711,348,214	$426,490,446	$1,042,841,428	$108,447,676	$324,094,723	$77,954,014	$465,961,913
—	52,418	1,318,149	236,287	—	373,672	—	—
$226,456,326	$794,632,938	$421,743,959	$1,046,955,629	$111,042,719	$319,081,173	$79,818,127	$465,961,913	**
—	50,586	1,304,147	231,255	—	359,865	—	—
332	1,200	400	16,447	93	—	102	5
—	—	—	—	—	—	—	62,200
873,955	2,464,040	2,038,801	116,653,560	—	30,634,067	—	—
235,072	2,616,585	898,159	5,004,461	2,187,627	2,378,634	842,406	38,913
351,731	1,889,402	1,158,492	316,386	—	487,429	65,770	5,801,163
—	272,413	—	347,515	—	2,104,743	—	—
—	—	—	225,996	—	7,567	—	—
—	—	—	—	—	10,473	—	—
—	—	—	1,112,909	—	656,685	—	—
—	—	—	6,000	—	26,000	—	—
10,396	10,397	9,592	15,581	10,181	14,148	8,691	10,920

227,927,812	801,937,561	427,153,550	1,170,885,739	113,240,620	355,760,784	80,735,096	471,875,114

7,233,830	24,468,418	10,492,373	827,087	1,290,222	—	—	—
336,585	1,152,521	689,145	2,679,244	689,860	701,950	262,788	4,860,299
1,176,474	2,674,570	1,169,883	223,031,666	369,330	31,262,757	—	—
—	—	—	—	—	2,181,500	—	—
151,866	460,298	373,087	320,750	51,604	135,137	26,516	31,411
32,244	43,466	33,446	50,327	8,867	15,253	1,410	—
6,419	37,548	78,397	64,197	6,692	24,472	4,656	9,460
1,227	4,037	3,591	5,743	934	1,714	1,065	666
—	—	—	—	—	136	—	—
—	—	—	2,614,453	—	—	—	—
—	—	—	1,455,853	—	343,038	—	—
—	—	—	733,158	—	811,062	—	—
—	336,687	—	1,086,611	—	2,358,929	—	—
—	—	—	34,019	—	—	—	—
—	—	—	1,035,000	—	380,000	—	—
—	—	—	373	—	—	112	13
110,043	111,321	116,636	139,715	65,231	69,457	37,142	66,403

9,048,688	29,288,866	12,956,558	234,078,196	2,482,740	38,285,405	333,689	4,968,252

$218,879,124	$772,648,695	$414,196,992	$936,807,543	$110,757,880	$317,475,379	$80,401,407	$466,906,862

$15,150	$70,742	$30,302	$114,654	$25,942	$39,571	$8,732	$466,907
135,893,995	1,001,666,978	385,488,021	939,896,981	121,988,083	314,326,429	78,287,506	466,434,216
—	—	—	—	—	—	—	—
1,334,676	12,218,852	6,894,132	512,255	1,029,608	17,497,740	144,233	5,411

18,219,469	(324,517,556)	26,574,278	(5,527,269)	(14,880,796)	(9,341,852)	96,823	328
63,415,834	83,209,679	(4,789,741)	1,810,922	2,595,043	(5,046,509)	1,864,113	—

$218,879,124	$772,648,695	$414,196,992	$936,807,543	$110,757,880	$317,475,379	$80,401,407	$466,906,862

15,150,352	70,743,484	30,302,440	114,653,940	25,941,671	39,571,249	8,731,794	466,907,175

$14.45	$10.92	$13.67	$8.17	$4.27	$8.02	$9.21	$1.00

See Notes to Financial Statements.

Statements of Operations

For the Year Ended August 31, 2013

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments
INVESTMENT INCOME:

Dividends	$20,084,780	$30,680,123	$1,991,853
Interest	12,774	12,553	3,026
Income from securities lending	362,092	70,842	533,273
Miscellaneous income	—	—	—
Less: Foreign taxes withheld	(138,505)	(122,574)	(7,736)

Total Investment Income	20,321,141	30,640,944	2,520,416

EXPENSES:

Investment management fee (Note 2)	9,463,713	6,639,014	2,130,505
Transfer agent fees	239,438	184,202	79,452
Custody fees	448,838	317,589	93,315
Trustees’ fees	224,486	156,080	35,297
Shareholder reports	123,360	120,821	111,489
Insurance	67,229	43,546	10,184
Audit and tax	64,418	60,285	47,034
Legal fees	37,816	37,051	35,695
Registration fees	21,345	20,813	20,045
Miscellaneous expenses	165,180	117,577	26,847
Interest Expense	—	—	—

Total Expenses	10,855,823	7,696,978	2,589,863
Less: Fee waivers and/or expense reimbursement (Notes 2)	—	—	(10,854)

Net Expenses	10,855,823	7,696,978	2,579,009

Net Investment Income (Loss)	$9,465,318	$22,943,966	$(58,593)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN, FORWARD SALE COMMITMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investments	$183,416,620	$129,862,707	$34,748,733
Futures contracts	—	—	—
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	—	—	—

Net Realized Gain (Loss)	183,416,620	129,862,707	34,748,733

Change in Net Unrealized Appreciation (Depreciation) From:

Investments	72,677,231	65,206,087	28,699,201
Futures contracts	—	—	—
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	—	—	—

Change in Net Unrealized Appreciation (Depreciation) From:	72,677,231	65,206,087	28,699,201

Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Forward Sale Commitments, Swap Contracts and Foreign Currency Transactions	256,093,851	195,068,794	63,447,934

Total Increase (Decrease) in Net Assets From Operations	$265,559,169	$218,012,760	$63,389,341

See Notes to Financial Statements.

Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments	Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments

$4,547,456	$17,895,546	$14,754,186	$61,496	$334,050	$—	$—	$—
2,383	10,665	14,578	27,662,295	12,884,925	10,939,231	3,000,344	538,751
155,640	484,879	289,689	3,864	28,427	253	—	—
—	118	—	935	—	—	—	—
(10,502)	(1,074,403)	(1,365,067)	—	—	(19,702)	—	—

4,694,977	17,316,805	13,693,386	27,728,590	13,247,402	10,919,782	3,000,344	538,751

1,648,004	4,469,595	5,177,827	3,909,570	1,318,338	1,945,698	340,410	268,491
54,457	111,950	95,192	152,208	31,453	57,998	10,345	37,201
76,560	396,941	586,279	630,041	166,858	338,617	40,035	118,518
27,897	70,681	95,942	147,046	30,563	58,039	12,983	35,876
119,393	113,311	104,727	90,715	60,521	83,126	4,634	102,871
7,385	17,468	30,452	45,634	8,668	14,991	3,857	8,077
43,210	55,491	57,637	85,483	61,704	77,796	40,359	37,738
37,122	36,137	36,396	36,843	35,719	36,007	35,457	35,678
19,094	20,170	20,482	19,415	18,196	19,816	18,350	19,470
21,600	90,024	134,512	122,002	23,421	49,887	10,898	25,294
—	—	—	763	—	6,789	—	—

2,054,722	5,381,768	6,339,446	5,239,720	1,755,441	2,688,764	517,328	689,214
(7,384)	(74,527)	(650,264)	(9,551)	(287,671)	—	—	(155,850)

2,047,338	5,307,241	5,689,182	5,230,169	1,467,770	2,688,764	517,328	533,364

$2,647,639	$12,009,564	$8,004,204	$22,498,421	$11,779,632	$8,231,018	$2,483,016	$5,387

$24,552,285	$24,726,321	$110,052,092	$1,355,567	$10,009,043	$444,400	$199,808	$328
—	—	766,168	1,740,674	—	233,369	—	—
—	—	—	943,286	—	749,589	—	—
—	—	—	605,829	3,100	99,873	—	—
—	—	—	(419,701)	—	661,340	—	—
—	86,879	(613,178)	9,383	—	8,529,012	—	—

24,552,285	24,813,200	110,205,082	4,235,038	10,012,143	10,717,583	199,808	328

13,849,901	44,843,289	(107,825,654)	(36,450,081)	(3,126,858)	(21,242,000)	(5,961,745)	—
—	—	236,950	132,932	—	195,337	—	—
—	—	—	(1,004,768)	—	(170,626)	—	—
—	—	—	56,176	—	6,914	—	—
—	—	—	(1,725,134)	—	(1,500,458)	—	—
—	(194,355)	44,941	(6,742)	—	4,108,404	—	—

13,849,901	44,648,934	(107,543,763)	(38,997,617)	(3,126,858)	(18,602,429)	(5,961,745)	—

38,402,186	69,462,134	2,661,319	(34,762,579)	6,885,285	(7,884,846)	(5,761,937)	328

$41,049,825	$81,471,698	$10,665,523	$(12,264,158)	$18,664,917	$346,172	$(3,278,921)	$5,715

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended August 31, 2013 and August 31, 2012

	Large Capitalization Growth Investments		Large Capitalization Value Equity Investments
	2013	2012	2013	2012
OPERATIONS:

Net investment income (loss)	$9,465,318	$6,482,220	$22,943,966	$24,168,525
Net realized gain (loss)	183,416,620	87,906,066	129,862,707	38,734,227
Change in net unrealized appreciation (depreciation)	72,677,231	129,328,340	65,206,087	61,932,505

Increase (Decrease) in Net Assets From Operations	265,559,169	223,716,626	218,012,760	124,835,257

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(5,601,128)	(8,294,405)	(23,555,726)	(24,720,654)
Net realized gains	—	—	—	—

Decrease in Net Assets From Distributions to Shareholders	(5,601,128)	(8,294,405)	(23,555,726)	(24,720,654)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	134,372,225	78,804,323	73,006,249	50,974,293
Reinvestment of distributions	5,601,128	8,294,405	23,555,726	24,720,654
Cost of shares repurchased	(395,306,238)	(474,585,749)	(273,972,124)	(309,029,807)

Increase (Decrease) in Net Assets From Fund Share Transactions	(255,332,885)	(387,487,021)	(177,410,149)	(233,334,860)

Increase (Decrease) in Net Assets	4,625,156	(172,064,800)	17,046,885	(133,220,257)
NET ASSETS:

Beginning of year	1,565,957,743	1,738,022,543	1,087,214,534	1,220,434,791

End of year*†	$1,570,582,899	$1,565,957,743	$1,104,261,419	$1,087,214,534

* Includes undistributed net investment income of:	$10,220,866	$6,647,674	$14,064,799	$15,567,504

† Includes accumulated net investment loss of:	—	—	—	—

See Notes to Financial Statements.

Small Capitalization Growth Investments		Small Capitalization Value Equity Investments		International Equity Investments		Emerging Markets Equity Investments
2013	2012	2013	2012	2013	2012	2013	2012

$(58,593)	$(1,034,601)	$2,647,639	$1,799,607	$12,009,564	$6,406,201	$8,004,204	$14,791,234
34,748,733	11,601,336	24,552,285	21,056,940	24,813,200	(7,660,934)	110,205,082	(24,897,207)

28,699,201	16,669,721	13,849,901	5,818,527	44,648,934	(14,518,549)	(107,543,763)	(45,168,177)

63,389,341	27,236,456	41,049,825	28,675,074	81,471,698	(15,773,282)	10,665,523	(55,274,150)

—	—	(3,090,609)	(1,889,698)	(7,126,143)	(6,661,132)	(12,983,437)	(18,066,459)
—	—	(14,843,814)	—	—	—	—	—

—	—	(17,934,423)	(1,889,698)	(7,126,143)	(6,661,132)	(12,983,437)	(18,066,459)

59,723,778	22,648,577	30,122,460	16,051,002	358,939,193	150,284,899	39,842,401	75,670,441
—	—	17,919,874	1,889,286	7,126,143	6,661,132	12,983,295	18,066,459
(59,429,537)	(80,861,429)	(47,176,340)	(72,335,177)	(111,325,601)	(227,066,046)	(331,513,597)	(166,210,600)

294,241	(58,212,852)	865,994	(54,394,889)	254,739,735	(70,120,015)	(278,687,901)	(72,473,700)

63,683,582	(30,976,396)	23,981,396	(27,609,513)	329,085,290	(92,554,429)	(281,005,815)	(145,814,309)

247,414,290	278,390,686	194,897,728	222,507,241	443,563,405	536,117,834	695,202,807	841,017,116

$311,097,872	$247,414,290	$218,879,124	$194,897,728	$772,648,695	$443,563,405	$414,196,992	$695,202,807

—	—	$1,334,676	$1,858,564	$12,218,852	$6,839,235	$6,894,132	$12,060,825

$(486,519)	$(736,931)	—	—	—	—	—	—

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended August 31, 2013 and August 31, 2012

	Core Fixed Income Investments
	2013	2012
OPERATIONS:

Net investment income (loss)	$22,498,421	$34,660,995
Net realized gain (loss)	4,235,038	45,797,815
Change in net unrealized appreciation (depreciation)	(38,997,617)	9,265,433

Increase (Decrease) in Net Assets From Operations	(12,264,158)	89,724,243

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(26,773,961)	(38,112,222)
Net realized gains	(38,639,965)	(10,147,005)

Decrease in Net Assets From Distributions to Shareholders	(65,413,926)	(48,259,227)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	170,652,182	320,711,752
Reinvestment of distributions	65,397,402	48,259,553
Cost of shares repurchased	(243,195,580)	(456,181,435)

Increase (Decrease) in Net Assets From Fund Share Transactions	(7,145,996)	(87,210,130)

Increase (Decrease) in Net Assets	(84,824,080)	(45,745,114)
NET ASSETS:

Beginning of year	1,021,631,623	1,067,376,737

End of year*†	$936,807,543	$1,021,631,623

* Includes undistributed net investment income of:	$512,255	$9,443,322

† Includes accumulated net investment loss of:	—	—

See Notes to Financial Statements.

High Yield Investments		International Fixed Income Investments		Municipal Bond Investments		Money Market Investments
2013	2012	2013	2012	2013	2012	2013	2012

$11,779,632	$10,670,973	$8,231,018	$7,999,242	$2,483,016	$2,888,817	$5,387	$59,036
10,012,143	(4,673,833)	10,717,583	24,700,618	199,808	1,247,270	328	5,871
(3,126,858)	6,130,587	(18,602,429)	(5,394,480)	(5,961,745)	3,054,364	—	—

18,664,917	12,127,727	346,172	27,305,380	(3,278,921)	7,190,451	5,715	64,907

(12,727,727)	(12,483,168)	(24,541,825)	(1,284,299)	(2,482,909)	(2,888,713)	(6,099)	(59,001)
—	—	—	—	—	—	—	—

(12,727,727)	(12,483,168)	(24,541,825)	(1,284,299)	(2,482,909)	(2,888,713)	(6,099)	(59,001)

16,513,218	163,104,819	45,186,681	227,373,965	18,485,316	32,848,538	395,768,819	293,627,375
12,723,271	12,483,271	24,541,825	1,284,299	2,482,991	2,888,768	6,078	58,949
(193,159,311)	(104,844,963)	(159,207,232)	(50,955,234)	(23,525,763)	(38,831,946)	(166,920,974)	(174,430,607)

(163,922,822)	70,743,127	(89,478,726)	177,703,030	(2,557,456)	(3,094,640)	228,853,923	119,255,717

(157,985,632)	70,387,686	(113,674,379)	203,724,111	(8,319,286)	1,207,098	228,853,539	119,261,623

268,743,512	198,355,826	431,149,758	227,425,647	88,720,693	87,513,595	238,053,323	118,791,700

$110,757,880	$268,743,512	$317,475,379	$431,149,758	$80,401,407	$88,720,693	$466,906,862	$238,053,323

$1,029,608	$809,714	$17,497,740	$28,944,093	$144,233	$144,126	$5,411	$35

—	—	—	—	—	—	—	—

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Capitalization Growth Investments
	2013	2012	2011	2010	2009
Net asset value, Beginning of Year	$16.39	$14.24	$11.80	$11.15	$14.66

Income (Loss) from Operations:
Net investment income(1)	0.11	0.06	0.07	0.03	0.04
Net realized and unrealized gain (loss)	2.85	2.17	2.40	0.68	(3.35)

Total Income (Loss) from Operations	2.96	2.23	2.47	0.71	(3.31)

Less Distributions From:
Net investment income	(0.06)	(0.08)	(0.03)	(0.06)	(0.03)
Net realized gain	—	—	—	—	(0.17)

Total Distributions	(0.06)	(0.08)	(0.03)	(0.06)	(0.20)

Net Asset Value, End of Year	$19.29	$16.39	$14.24	$11.80	$11.15

Total Return(2)	18.11%	15.71%	20.89%	6.30%	(22.25)%
Net Assets, End of Year (millions)	$1,571	$1,566	$1,738	$1,495	$1,310
Ratios of Average Net Assets:
Gross expenses	0.69%	0.69%	0.68%	0.70%	0.71%
Net expenses	0.69	0.69	0.68	0.70 (3)	0.71 (3)
Net investment income (loss)	0.60	0.40	0.47	0.22	0.44
Portfolio Turnover Rate	57%	66%	76%	92%	113%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable annual advisory program fees, which may be up to 2.50% depending on the particular program through which you invest, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

Large Capitalization Value Equity Investments
	2013	2012	2011	2010	2009
Net asset value, Beginning of Year	$9.44	$8.58	$7.54	$7.34	$9.88

Income (Loss) from Operations:
Net investment income(1)	0.21	0.19	0.17	0.19	0.22
Net realized and unrealized gain (loss)	1.80	0.87	1.07	0.23	(2.55)

Total Income (Loss) from Operations	2.01	1.06	1.24	0.42	(2.33)

Less Distributions From:
Net investment income	(0.21)	(0.20)	(0.20)	(0.22)	(0.21)

Total Distributions	(0.21)	(0.20)	(0.20)	(0.22)	(0.21)

Net Asset Value, End of Year	$11.24	$9.44	$8.58	$7.54	$7.34

Total Return(2)	21.71%	12.50%	16.46%	5.67%	(23.14)%
Net Assets, End of Year (millions)	$1,104	$1,087	$1,220	$1,102	$1,273
Ratios of Average Net Assets:
Gross expenses	0.70%	0.69%	0.68%	0.69%	0.72%
Net expenses	0.70	0.69	0.68	0.69 (3)	0.71 (3)
Net investment income (loss)	2.07	2.15	1.95	2.43	3.30
Portfolio Turnover Rate	48%	32%	38%	104%	97%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable annual advisory program fees, which may be up to 2.50% depending on the particular program through which you invest, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small Capitalization Growth Investments
	2013		2012	2011	2010	2009
Net asset value, Beginning of Year	$19.81		$17.76	$14.62	$12.99	$17.32

Income (Loss) from Operations:
Net investment income(1)	(0.00	)(2)	(0.07)	(0.07)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	5.41		2.12	3.21	1.72	(4.26)

Total Income (Loss) from Operations	5.41		2.05	3.14	1.63	(4.33)

Net Asset Value, End of Year	$25.22		$19.81	$17.76	$14.62	$12.99

Total Return(3)	27.31%		11.54%	21.48%	12.55%	(25.00)%
Net Assets, End of Year (millions)	$311		$247	$278	$262	$371
Ratios of Average Net Assets:
Gross expenses	0.97%		0.98%	0.95%	0.99%	1.08%
Net expenses(4)	0.97		0.97	0.93	0.98	1.07
Net investment income (loss)	(0.02)		(0.40)	(0.37)	(0.56)	(0.59)
Portfolio Turnover Rate	90%		68%	73%	84%	73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represent less than $(0.01) per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable annual advisory program fees, which may be up to 2.50% depending on the particular program through which you invest, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(4)	Reflects fee waivers and/or expense reimbursements.

Small Capitalization Value Equity Investments
	2013	2012	2011	2010	2009
Net asset value, Beginning of Year	$12.97	$11.20	$9.57	$8.67	$10.65

Income (Loss) from Operations:
Net investment income(1)	0.18	0.11	0.10	0.08	0.11
Net realized and unrealized gain (loss)	2.59	1.77	1.68	0.90	(1.63)

Total Income (Loss) from Operations	2.77	1.88	1.78	0.98	(1.52)

Less Distributions From:
Net investment income	(0.22)	(0.11)	(0.15)	(0.08)	(0.07)
Net realized gain	(1.07)	—	—	—	(0.39)

Total Distributions	(1.29)	(0.11)	(0.15)	(0.08)	(0.46)

Net Asset Value, End of Year	$14.45	$12.97	$11.20	$9.57	$8.67

Total Return(2)	23.18%	16.93%	18.52%	11.35%	(12.73)%
Net Assets, End of Year (millions)	$219	$195	$223	$203	$374
Ratios of Average Net Assets:
Gross expenses	1.00%	0.99%	0.98%	0.98%	1.09%
Net expenses(3)	0.99	0.98	0.95	0.97	1.08
Net investment income (loss)	1.29	0.91	0.85	0.86	1.54
Portfolio Turnover Rate	32%	24%	36%	25%	53%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable annual advisory program fees, which may be up to 2.50% depending on the particular program through which you invest, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Investments
	2013	2012	2011	2010	2009
Net asset value, Beginning of Year	$9.58	$9.77	$9.02	$8.97	$11.90

Income (Loss) from Operations:
Net investment income(1)	0.20	0.17	0.15	0.14	0.15
Net realized and unrealized gain (loss)	1.27	(0.18)	0.76	0.15	(2.32)

Total Income (Loss) from Operations	1.47	(0.01)	0.91	0.29	(2.17)

Less Distributions From:
Net investment income	(0.13)	(0.18)	(0.16)	(0.24)	(0.30)
Net realized gain	—	—	—	—	(0.46)

Total Distributions	(0.13)	(0.18)	(0.16)	(0.24)	(0.76)

Net Asset Value, End of Year	$10.92	$9.58	$9.77	$9.02	$8.97

Total Return(2)	15.47%	(0.06)%	9.97%	3.12%	(15.48)%
Net Assets, End of Year (millions)	$773	$444	$536	$795	$725
Ratios of Average Net Assets:
Gross expenses	0.84%	0.91%	0.84%	0.85%	0.91%
Net expenses(3)	0.83	0.90	0.82	0.84	0.90
Net investment income (loss)	1.88	1.80	1.41	1.52	1.98
Portfolio Turnover Rate	63%	75%	70%	73%	72%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable annual advisory program fees, which may be up to 2.50%, depending on the particular program through which you invest, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

Emerging Markets Equity Investments
	2013	2012	2011	2010	2009
Net asset value, Beginning of Year	$14.46	$15.85	$14.79	$12.80	$15.36

Income (Loss) from Operations:
Net investment income(1)	0.21	0.29	0.31	0.23	0.19
Net realized and unrealized gain (loss)	(0.69)	(1.33)	0.99	1.90	(2.39)

Total Income (Loss) from Operations	(0.48)	(1.04)	1.30	2.13	(2.20)

Less Distributions From:
Net investment income	(0.31)	(0.35)	(0.24)	(0.14)	(0.08)
Net realized gain	—	—	—	—	(0.28)

Total Distributions	(0.31)	(0.35)	(0.24)	(0.14)	(0.36)

Net Asset Value, End of Year	$13.67	$14.46	$15.85	$14.79	$12.80

Total Return(2)	(3.54)%	(6.52)%	8.67%	16.69%	(12.86)%
Net Assets, End of Year (millions)	$414	$695	$841	$809	$671
Ratios of Average Net Assets:
Gross expenses	1.10%	1.06%	1.05%	1.08%	1.12%
Net expenses(3)	0.99	0.93	0.91	0.94	0.98
Net investment income (loss)	1.39	1.98	1.87	1.57	1.87
Portfolio Turnover Rate	89%	40%	42%	53%	133%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable annual advisory program fees, which may be up to 2.50%, depending on the particular program through which you invest, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Core Fixed Income Investments
	2013		2012	2011	2010		2009
Net asset value, Beginning of Year	$8.87		$8.58	$8.81	$8.25		$8.05

Income (Loss) from Operations:
Net investment income(1)	0.20		0.25	0.28	0.32		0.39
Net realized and unrealized gain (loss)	(0.30)		0.38	0.05	0.71		0.36

Total Income (Loss) from Operations	(0.10)		0.63	0.33	1.03		0.75

Less Distributions From:
Net investment income	(0.24)		(0.27)	(0.29)	(0.33)		(0.40)
Net realized gain	(0.36)		(0.07)	(0.27)	(0.14)		(0.15)

Total Distributions	(0.60)		(0.34)	(0.56)	(0.47)		(0.55)

Net Asset Value, End of Year	$8.17		$8.87	$8.58	$8.81		$8.25

Total Return(2)	(1.31)%		7.58%	3.93%	12.93%		9.96%
Net Assets, End of Year (millions)	$937		$1,022	$1,067	$1,001		$872
Ratios of Average Net Assets:
Gross expenses	0.54	%(3)	0.52%	0.52%	0.53	%(3)	0.54	%(3)
Net expenses(4)	0.54	(3)	0.52	0.52	0.53	(3)	0.53	(3)
Net investment income (loss)	2.30		2.85	3.23	3.79		4.98
Portfolio Turnover Rate	421%		429%	390%	257%		374%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable annual advisory program fees, which may be up to 2.50%, depending on the particular program through which you invest, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents less than 0.01%, 0.01% and 0.01%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.

High Yield Investments
	2013	2012	2011	2010	2009
Net asset value, Beginning of Year	$4.24	$4.15	$4.14	$3.77	$4.13

Income (Loss) from Operations:
Net investment income(1)	0.27	0.29	0.36	0.37	0.37
Net realized and unrealized gain (loss)	0.07	0.16	0.02	0.38	(0.35)

Total Income (Loss) from Operations	0.34	0.45	0.38	0.75	0.02

Less Distributions From:
Net investment income	(0.31)	(0.36)	(0.37)	(0.38)	(0.38)

Total Distributions	(0.31)	(0.36)	(0.37)	(0.38)	(0.38)

Net Asset Value, End of Year	$4.27	$4.24	$4.15	$4.14	$3.77

Total Return(2)	8.07%	11.57%	9.01%	20.41%	2.48%
Net Assets, End of Year (millions)	$111	$269	$198	$190	$153
Ratios of Average Net Assets:
Gross expenses	0.93%	0.97%	0.88%	0.95%	0.97%
Net expenses(3)	0.78	0.81	0.72	0.79	0.81
Net investment income (loss)	6.25	7.58	8.26	9.06	11.24
Portfolio Turnover Rate	86%	101%	62%	74%	68%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable annual advisory program fees, which may be up to 2.50%, depending on the particular program through which you invest, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Fixed Income Investments
	2013		2012	2011	2010	2009
Net asset value, Beginning of Year	$8.56		$7.99	$8.41	$7.77	$7.86

Income (Loss) from Operations:
Net investment income(1)	0.18		0.19	0.23	0.19	0.30
Net realized and unrealized gain (loss)	(0.23)		0.41	(0.15)	0.83	0.31

Total Income (Loss) from Operations	(0.05)		0.60	0.08	1.02	0.61

Less Distributions From:
Net investment income	(0.49)		(0.03)	(0.50)	(0.38)	(0.70)

Total Distributions	(0.49)		(0.03)	(0.50)	(0.38)	(0.70)

Net Asset Value, End of Year	$8.02		$8.56	$7.99	$8.41	$7.77

Total Return(2)	(0.77)%		7.53%	1.21%	13.55%	8.54%
Net Assets, End of Year (millions)	$317		$431	$227	$220	$197
Ratios of Average Net Assets:
Gross expenses	0.69	%(3)	0.64%	0.72%	0.79%	0.79	%(3)
Net expenses	0.69	(3)	0.63 (4)	0.72 (4)	0.79	0.79	(3)
Net investment income (loss)	2.12		2.25	2.86	2.44	4.00
Portfolio Turnover Rate	198%		223%	150%	93%	263%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable annual advisory program fees, which may be up to 2.50%, depending on the particular program through which you invest, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents less than 0.01% and 0.01%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.

Municipal Bond Investments
	2013	2012	2011	2010	2009
Net asset value, Beginning of Year	$9.88	$9.48	$9.63	$9.09	$8.92

Income (Loss) from Operations:
Net investment income(1)	0.29	0.28	0.30	0.31	0.34
Net realized and unrealized gain (loss)	(0.67)	0.40	(0.15)	0.54	0.17

Total Income (Loss) from Operations	(0.38)	0.68	0.15	0.85	0.51

Less Distributions From:
Net investment income	(0.29)	(0.28)	(0.30)	(0.31)	(0.34)

Total Distributions	(0.29)	(0.28)	(0.30)	(0.31)	(0.34)

Net Asset Value, End of Year	$9.21	$9.88	$9.48	$9.63	$9.09

Total Return(2)	(4.01)%	7.23%	1.71%	9.59%	5.98%
Net Assets, End of Year (millions)	$80	$89	$88	$92	$84
Ratios of Average Net Assets:
Gross expenses	0.61%	0.57%	0.58%	0.62%	0.56%
Net expenses	0.61	0.57	0.58	0.62	0.56
Net investment income (loss)	2.92	2.83	3.27	3.39	3.86
Portfolio Turnover Rate	9%	26%	20%	2%	25%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable annual advisory program fees, which may be up to 2.50%, depending on the particular program through which you invest, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Money Market Investments
	2013		2012		2011		2010	2009
Net asset value, Beginning of Year	$1.00		$1.00		$1.00		$1.00	$1.00

Income from Operations:
Net investment income(1)	0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)	0.00	(2)
Net realized and unrealized gain	0.00	(2)	0.00	(2)	0.00	(2)	0.01	—

Total Income from Operations	0.00		0.00		0.00		0.01	0.00

Less Distributions From:
Net investment income	0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)	0.00	(2)
Net realized gain	—		—		0.00	(2)	(0.01)	—

Total Distributions	0.00		0.00		0.00		(0.01)	0.00

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return(4)	0.00%		0.02%		0.01%		0.85%	0.49%
Net Assets, End of Year (millions)	$467		$238		$119		$125	$292
Ratios of Average Net Assets:
Gross expenses	0.21%		0.23%		0.29%		0.34%	0.51%
Net expenses(5)	0.16		0.22		0.21		0.27	0.47
Net investment income (loss)	0.00	(3)	0.03		0.00	(3)	0.01	0.46

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represent less than $0.01 per share.
(3)	Amounts represent less than 0.01% per share.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable annual advisory program fees, which may be up to 2.50%, depending on the particular program through which you invest, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments (individually, a “Fund” and collectively, the “Funds”), are each a diversified series of the Consulting Group Capital Markets Funds (the “Trust”) except for International Fixed Income Investments, which is non-diversified. The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Each Fund calculates its net asset value (“NAV”) once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally at 4:00 p.m. Eastern time) on each day the NYSE is open. If the NYSE closes early, the Funds may accelerate calculation of NAV. Portfolio securities of Money Market Investments are valued at amortized cost, which approximates market value. Portfolio securities for each Fund (other than Money Market Investments) for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. For securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the London Stock Exchange. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the NYSE.

Exchange-traded options and futures contracts are valued at the last sale price (closing price) in the market where such contracts are principally traded or, if no sales are reported, the bid price. Swaps for which quotations are available on an automated basis from approved broker-dealers are valued using those automated broker-dealer quotations. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap agreement. Foreign currency contracts are valued using the official closing price for such contracts on the London Stock Exchange.

Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. Investments in registered open-end management investment companies are valued at reported net asset value per share.

Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved pricing service; such valuations are determined by the pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, and as well as industry and economic events.

Overnight repurchase agreements and repurchase agreements maturing in seven days or less are valued at cost. Term repurchase agreements maturing in more than seven days are valued at the average of the bid quotations obtained daily from at least two recognized purchasers of such term repurchase agreements selected by CGAS (the “Manager”).

The Board of Trustees (the “Board”) has ultimate responsibility for ensuring the Funds’ investments are valued appropriately. The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ investments (including any fair valuation) to the Manager pursuant to valuation policies and procedures approved by the Board. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good

Notes to Financial Statements

(continued)

faith by the valuation committee established by the Manager (the “Valuation Committee”) in accordance with such procedures under the oversight of the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its NAV.

Each business day, Emerging Markets Equity Investments and International Equity Investments use a pricing service to assist with the valuation of certain foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the NYSE. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The three levels of the fair value hierarchy are as follows:

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are unobservable, the values are categorized as Level 3 of the fair value hierarchy.

To the extent these securities are actively traded and valuation adjustments are not applied, common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE close. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements

(continued)

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined by the Valuation Committee and are categorized as Level 3 of the fair value hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended August 31, 2013, maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each Fund’s securities using the fair value hierarchy:

	Total Fair Value at August 31, 2013	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Large Capitalization Growth Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$302,875,801	$302,875,801	$—	$—
Consumer Staples	94,184,701	94,184,701	—	—
Energy	112,356,164	112,356,164	—	—
Financials	108,396,910	108,396,910	—	—
Health Care	225,371,059	225,371,059	—	—
Industrials	137,892,118	137,892,118	—	—
Information Technology	470,723,908	470,723,908	—	—
Materials	64,420,585	64,420,585	—	—
Telecommunication Services	35,734,592	35,734,592	—	—
Warrants:
Energy	905,009	905,009	—	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2013	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments:
Money Market Fund	$31,898,930	$31,898,930	$—	$—
Time Deposits	26,080,547	—	26,080,547	—

Total Investments, at value	$1,610,840,324	$1,584,759,777	$26,080,547	$—

Large Capitalization Value Equity Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$101,530,064	$101,530,064	$—	$—
Consumer Staples	59,033,888	59,033,888	—	—
Energy	181,494,797	181,494,797	—	—
Financials	220,253,420	220,253,420	—	—
Health Care	143,242,003	143,242,003	—	—
Industrials	109,993,692	109,993,692	—	—
Information Technology	148,578,442	148,578,442	—	—
Materials	48,672,083	48,672,083	—	—
Telecommunication Services	23,702,181	23,702,181	—	—
Utilities	29,609,713	29,609,713	—	—
Short-Term Investments:
Money Market Fund	10,888,624	10,888,624	—	—
Time Deposits	38,015,353	—	38,015,353	—

Total Investments, at value	$1,115,014,260	$1,076,998,907	$38,015,353	$—

Small Capitalization Growth Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$49,796,529	$49,796,529	$—	$—
Consumer Staples	9,524,032	9,524,032	—	—
Energy	18,860,942	18,860,942	—	—
Financials	16,950,351	16,950,351	—	—
Health Care	75,951,626	75,951,626	—	—
Industrials	63,619,596	63,619,596	—	—
Information Technology	59,585,436	59,585,436	—	—
Materials	6,305,767	6,305,767	—	—
Telecommunication Services	1,672,517	1,672,517	—	—
Short-Term Investments:
Money Market Fund	28,663,007	28,663,007	—	—
Time Deposits	10,095,926	—	10,095,926	—

Total Investments, at value	$341,025,729	$330,929,803	$10,095,926	$—

Small Capitalization Value Equity Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$32,792,157	$32,792,157	$—	$—
Consumer Staples	7,377,969	7,377,969	—	—
Energy	12,523,306	12,523,306	—	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2013	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financials	$46,478,485	$46,478,485	$—	$—
Health Care	10,090,732	10,090,732	—	—
Industrials	51,347,597	51,347,597	—	—
Information Technology	17,133,474	17,133,474	—	—
Materials	26,171,416	26,171,416	—	—
Telecommunication Services	467,544	467,544	—	—
Utilities	4,699,192	4,699,192	—	—
Short-Term Investments:
Commercial Paper	1,294,984	—	1,294,984	—
Money Market Fund	7,233,830	7,233,830	—	—
Time Deposits	8,845,640	—	8,845,640	—

Total Investments, at value	$226,456,326	$216,315,702	$10,140,624	$—

International Equity Investments **
Investments, at value
Common Stocks:
United Kingdom	$152,136,956	$8,500,804	$143,636,152	$—	*
Japan	114,653,335	—	114,653,335	—
Switzerland	83,353,639	—	83,353,639	—
Germany	64,555,113	—	64,555,113	—
France	61,059,038	—	61,059,038	—
Netherlands	37,977,395	5,009,344	32,968,051	—
Canada	35,513,585	35,513,585	—	—
Hong Kong	22,890,314	—	22,890,314	—	*
China	15,220,967	6,257,821	8,963,146	—
Other Countries	138,865,496	41,455,238	97,410,258	—
Preferred Stocks:
Italy	78,701	—	78,701	—
Germany	7,566	—	7,566	—
Warrants:
Luxembourg	1,272,199	—	1,272,199	—
Short-Term Investments:
Money Market Fund	24,468,418	24,468,418	—	—
Time Deposits	42,580,216	—	42,580,216	—

Total Investments, at value	$794,632,938	$121,205,210	$673,427,728	$—	*

Other Financial Instruments
Forward Foreign Currency Contracts	$(64,274)	$—	$(64,274)	—

Total Other Financial Instruments	$(64,274)	$—	$(64,274)	$—

Emerging Markets Equity Investments **
Investments, at value
Common Stocks:
Brazil	$50,536,135	$50,536,135	$—	$—
India	46,667,674	4,693,270	41,974,404	—
China	31,884,765	7,770,048	24,114,717	—
South Korea	30,493,139	7,237,485	23,255,654	—
Russia	27,579,507	7,501,452	20,078,055	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2013	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Mexico	$26,693,563	$26,693,563	$—	$—
Hong Kong	26,647,827	4,228,612	22,419,215	—
United Kingdom	24,796,186	—	24,796,186	—
South Africa	22,248,265	5,136,935	17,111,330	—
Other Countries	108,679,335	46,944,044	61,735,291	—
Rights:
China	36,647	—	—	36,647
Short-Term Investments:
Money Market Fund	10,492,373	10,492,373	—	—
Time Deposits	14,988,543	—	14,988,543	—

Total Investments, at value	$421,743,959	$171,233,917	$250,473,395	$36,647

Core Fixed Income Investments
Investments, at value
Mortgage-Backed Securities	$248,418,769	$—	$248,418,769	$—
Asset-Backed Securities	11,993,278	—	11,993,278	—
Collateralized Mortgage Obligations	127,804,898	—	127,804,898	—
Convertible Preferred Stocks	—	—	—	—	*
Corporate Bonds & Notes	222,356,826	—	222,356,826	—	*
Municipal Bonds	16,510,908	—	16,510,908	—
Senior Loans	551,063	—	551,063	—
Sovereign Bonds	29,948,086	—	29,948,086	—
U.S. Government & Agency Obligations	271,396,394	—	271,396,394	—
Common Stocks:
Consumer Discretionary	15,231	15,231	—	—
Preferred Stocks:
Financials	802,590	802,590	—	—
Warrants:
Energy	5,370	—	5,370	—
Purchased Options	324,193	—	324,193	—
Short-Term Investments:
Commercial Paper	2,316,682	—	2,316,682	—
Money Market Fund	827,087	827,087	—	—
Repurchase Agreements	54,600,000	—	54,600,000	—
Time Deposits	41,543,041	—	41,543,041	—
U.S. Government Agencies	15,841,445	—	15,841,445	—
U.S. Government Obligations	1,699,768	—	1,699,768	—

Total Investments, at value	$1,046,955,629	$1,650,278	$1,045,305,351	$—	*

Other Financial Instruments
Options Contracts Written	$(1,455,853)	$—	$(1,455,853)	$—
Forward Sale Commitments	(2,614,453)	—	(2,614,453)	—
Futures Contracts	(335,888)	(335,888)	—	—
Forward Foreign Currency Contracts	(739,096)	—	(739,096)	—
Centrally Cleared Swaps	(37,576)	—	(37,576)	—
OTC Credit Default Swaps	88,423	—	(41,558)	129,981
OTC Interest Rate Swaps	291,328	—	291,328	—

Total Other Financial Instruments	$(4,803,115)	$(335,888)	$(4,597,208)	$129,981

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2013	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
High Yield Investments
Investments, at value
Corporate Bonds & Notes	$103,925,587	$—	$103,771,192	$154,395
Senior Loans	193,789	—	193,789	—
Common Stocks:
Consumer Discretionary	19,906	—	—	19,906
Energy	510,017	—	—	510,017
Financials	202,380	202,380	—	—
Industrials	193,046	193,046	—	—
Preferred Stocks:
Financials	1,686,672	1,686,672	—	—
Warrants:
Energy	38,835	38,835	—	—
Financials	50,310	50,310	—	—
Short-Term Investments:
Money Market Fund	1,290,222	1,290,222	—	—
Time Deposits	2,931,955	—	2,931,955	—

Total Investments, at value	$111,042,719	$3,461,465	$106,896,936	$684,318

International Fixed Income Investments
Investments, at value
Sovereign Bonds:
Germany	$25,100,913	$—	$25,100,913	$—
Japan	17,930,550	—	17,930,550	—
United Kingdom	17,288,029	—	17,288,029	—
Netherlands	17,036,714	—	17,036,714	—
Italy	12,140,151	—	12,140,151	—
Canada	9,228,470	—	9,228,470	—
Belgium	8,139,677	—	8,139,677	—
Spain	5,906,666	—	5,906,666	—
Brazil	5,073,860	—	5,073,860	—
Other Countries	28,820,151	—	28,820,151	—
Asset-Backed Securities	474,738	—	474,738	—
Collateralized Mortgage Obligations	12,318,103	—	11,988,931	329,172
Corporate Bonds & Notes:
United States	13,916,773	—	13,916,773	—
Germany	11,768,599	—	11,768,599	—
United Kingdom	5,812,556	—	5,812,556	—
South Korea	4,772,284	—	4,772,284	—
Australia	2,192,469	—	2,192,469	—
Norway	2,126,870	—	2,126,870	—
Cayman Islands	1,993,250	—	1,993,250	—
Netherlands	1,846,502	—	1,846,502	—
Spain	1,715,943	—	1,715,943	—
Other Countries	5,622,505	—	5,622,505	—
Mortgage-Backed Securities	5,627,252	—	5,627,252	—
Municipal Bonds	5,840,960	—	5,840,960	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2013	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
U.S. Government & Agency Obligations	$58,364,485	$—	$58,364,485	$—
Purchased Options	183,790	—	183,790	—
Short-Term Investments:
Commercial Paper	1,099,129	—	1,099,129	—
Sovereign Bond	30,233,307	—	30,233,307	—
Time Deposits	5,019,846	—	5,019,846	—
U.S. Government Obligations	1,486,631	—	1,486,631	—

Total Investments, at value	$319,081,173	$—	$318,752,001	$329,172

Other Financial Instruments
Options Contracts Written	$(343,038)	$—	$(343,038)	$—
Reverse Repurchase Agreements	(2,181,500)	—	(2,181,500)	—
Futures Contracts	277,624	277,624	—	—
Forward Foreign Currency Contracts	(254,186)	—	(254,186)	—
Centrally Cleared Swaps	(234,145)	—	(234,145)	—
OTC Credit Default Swaps	(244,177)	—	(244,177)	—
OTC Interest Rate Swaps	89,800	—	89,800	—

Total Other Financial Instruments	$(2,889,622)	$277,624	$(3,167,246)	$—

Municipal Bond Investments
Investments, at value
Municipal Bonds	$75,548,698	$—	$75,548,698	$—
Short-Term Investments:
Time Deposits	4,269,429	—	4,269,429	—

Total Investments, at value	$79,818,127	$—	$79,818,127	$—

Money Market Investments
Investments, at value
Short-Term Investments:
Certificates of Deposit	$88,000,296	$—	$88,000,296	$—
Commercial Paper	264,192,415	—	264,192,415	—
Time Deposits	688,992	—	688,992	—
U.S. Government Agencies	98,080,370	—	98,080,370	—
U.S. Government Obligations	14,999,840	—	14,999,840	—

Total Investments, at value	$465,961,913	$—	$465,961,913	$—

*	Includes securities that are fair valued at $0.
**	Includes $476,471,341 and $84,970,514, respectively for International Equity Investments and Emerging Markets Equity Investments, that was classified as Level 1 at August 31, 2012 and is now classified as Level 2. The changes in level designation are reflective of the daily utilization of a fair valuation pricing service, starting in the current year, that values foreign securities to more accurately reflect their fair value as of the close of regular trading on the NYSE, by incorporating events occurring after the close of trading on foreign exchanges.

The level classification by major category of investments is the same as the category presentation in the Schedules of Investments.

During the year ended August 31, 2013, Core Fixed Income Investments, High Yield Investments and International Fixed Income Investments had transfers from Level 2 to Level 3 of $129,981, $2,275 and $329,172, respectively. The transfers were primarily due to security quotes not readily available in an actively traded market and no available third party vendor prices.

Notes to Financial Statements

(continued)

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value for the year ended August 31, 2013:

	Total		Collateralized Mortgage Obligations	Common Stocks		Corporate Bonds & Notes		Convertible Preferred Stocks		Rights		Credit Default Swaps
International Equity Investments
Balance as of August 31, 2012	$8,337	*	$—	$8,337	*	$—		$—		$—	*	$—
Total realized gain (loss)	(380)		—	(380)		—		—		—		—
Change in unrealized appreciation (depreciation)	—		—	—		—		—		—		—
Purchases	—		—	—		—		—		—		—
(Sales)	(7,957	)*	—	(7,957	)*	—		—		—	*	—
Transfers In	—		—	—		—		—		—		—
Transfers Out	—		—	—		—		—		—		—

Balance as of August 31, 2013	$—	*	$—	$—	*	$—		$—		$—		$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2013	$—		$—	$—		$—		$—		$—		$—

Emerging Markets Equity Investments
Balance as of August 31, 2012	$—	*	$—	$—	*	$—		$—		$—		$—
Total realized gain (loss)	(95,464)		—	(95,464)		—		—		—		—
Change in unrealized appreciation (depreciation)	132,111		—	95,464		—		—		36,647		—
Purchases	—	*	—	—		—		—		—	*	—
(Sales)	—	*	—	—	*	—		—		—		—
Transfers In	—		—	—		—		—		—		—
Transfers Out	—		—	—		—		—		—		—

Balance as of August 31, 2013	$36,647		$—	$—		$—		$—		$36,647		$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2013	$36,647		$—	$—		$—		$—		$36,647		$—

Core Fixed Income Investments
Balance as of August 31, 2012	$—	*	$—	$—		$—	*	$—	*	$—		$—
Total realized gain (loss)	—		—	—		—		—		—		—
Change in unrealized appreciation (depreciation)	—		—	—		—		—		—		—
Purchases	—		—	—		—		—		—		—
(Sales)	—		—	—		—		—		—		—

Notes to Financial Statements

(continued)

	Total		Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds & Notes		Convertible Preferred Stocks		Rights	Credit Default Swaps
Transfers In	$129,981		$—	$—	$—		$—		$—	$129,981
Transfers Out	—		—	—	—		—		—	—

Balance as of August 31, 2013	$129,981	*	$—	$—	$—	*	$—	*	$—	$129,981

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2013	$—		$—	$—	$—		$—		$—	$—

High Yield Investments
Balance as of August 31, 2012	$466,507		$—	$341,845	$124,662		$—		$—	$—
Total realized gain (loss)	—		—	—	—		—		—	—
Accrued discounts (premiums)	2,265		—	—	2,265		—		—	—
Change in unrealized appreciation (depreciation)	199,092		—	188,078	11,014		—		—	—
Purchases	14,179		—	—	14,179		—		—	—
(Sales)	—		—	—	—		—		—	—
Transfers In	2,275		—	—	2,275		—		—	—
Transfers Out	—		—	—	—		—		—	—

Balance as of August 31, 2013	$684,318		$—	$529,923	$154,395		$—		$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2013	$199,092		$—	$188,078	$11,014		$—		$—	$—

International Fixed Income Investments
Balance as of August 31, 2012	$—		$—	$—	$—		$—		$—	$—
Total realized gain (loss)	—		—	—	—		—		—	—
Accrued discounts (premiums)	—		—	—	—		—		—	—
Change in unrealized appreciation (depreciation)	—		—	—	—		—		—	—
Purchases	—		—	—	—		—		—	—
(Sales)	—		—	—	—		—		—	—
Transfers In	329,172		329,172	—	—		—		—	—
Transfers Out	—		—	—	—		—		—	—

Balance as of August 31, 2013	$329,172		$329,172	$—	$—		$—		$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2013	$—		$—	$—	$—		$—		$—	$—

*	Includes securities that are fair valued at $0.

Notes to Financial Statements

(continued)

(b) Accounting for Derivative Instruments. Relevant authoritative accounting guidance establishes disclosure requirements for derivative instruments and hedging activities. It requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

It also requires enhanced disclosures regarding a Fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives.

The Trust, on behalf of the Funds, has filed a notice with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Funds’ operation. Accordingly, none of the Funds or CGAS is subject to registration or regulation as a CPO. However, there is no certainty that a Fund or CGAS will be able to continue to rely on an exclusion from CFTC regulation in the future. If a Fund or CGAS operates subject to CFTC regulation, it may incur additional expenses.

All open derivative positions at period end for each Fund are disclosed in Note 3.

Certain Funds may use derivative instruments including futures, options, forward foreign currency contracts, swaptions and swap contracts as part of their investment strategies. Following is a description of these derivative instruments, including the primary underlying risk exposures related to each instrument type:

(i) Futures Contracts. Certain Funds may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When financial futures contracts are closed, a realized gain or loss is recognized which is equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(ii) Options Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

When writing a covered call option, a Fund may forego the opportunity of profit if the market price of the underlying security increases more than premium received and the option is exercised. When writing a put option, a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(iii) Purchased Options. Certain Funds may purchase options to manage exposure to certain changes in the market. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

Notes to Financial Statements

(continued)

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

(iv) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(v) Swaptions. Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Assets and Liabilities and Statements of Operations. A gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.

(vi) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

An upfront payment received by the Fund, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund, is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as a realized gain or loss at the termination of the swap.

Notes to Financial Statements

(continued)

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(vii) Credit Default Swaps. Certain Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.

For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve documentation risk, which is the risk that the swap agreements fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.

(viii) Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain or loss from swap contracts on the Statements of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact a Fund.

(ix) Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to a the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

Notes to Financial Statements

(continued)

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure at August 31, 2013:

International Equity Investments

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2013:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on forward foreign currency contracts (c)	$—	$272,413	$—	$—	$272,413

	$—	$272,413	$—	$—	$272,413

Liability derivatives
Unrealized depreciation on forward foreign currency contracts (a)	$—	$336,687	$—	$—	$336,687

	$—	$336,687	$—	$—	$336,687

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2013:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on forward foreign currency contracts	$—	$262,217	$—	$—	$262,217

	$—	$262,217	$—	$—	$262,217

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	$—	$(260,123)	$—	$—	$(260,123)

	$—	$(260,123)	$—	$—	$(260,123)

Emerging Markets Equity Investments

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2013:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on futures contracts	$—	$—	$—	$766,168	$766,168
Net realized gain (loss) on forward foreign currency contracts	—	181,591	—	—	181,591

	$—	$181,591	$—	$766,168	$947,759

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$236,950	$236,950
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	79,912	—	—	79,912

	$—	$79,912	$—	$236,950	$316,862

Notes to Financial Statements

(continued)

Core Fixed Income Investments

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2013:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$324,193	$—	$—	$—	$324,193
Unrealized appreciation on futures contracts (b)	74,992	—	—	—	74,992
Unrealized appreciation on forward foreign currency contracts (c)	—	347,515	—	—	347,515
Swap contracts, at value (c)	851,276	—	261,633	—	1,112,909

	$1,250,461	$347,515	$261,633	$—	$1,859,609

Liability derivatives
Options contracts written outstanding (a)	$1,455,853	$—	$—	$—	$1,455,853
Unrealized depreciation on forward foreign currency contracts (a)	—	1,086,611	—	—	1,086,611
Unrealized depreciation on futures contracts (b)	410,880	—	—	—	410,880
Unrealized depreciation on centrally cleared swaps (f)	37,576	—	—	—	37,576
Swap contracts, at value (a)	559,948	—	173,210	—	733,158

	$2,464,257	$1,086,611	$173,210	$—	$3,724,078

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2013:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$(62,978)	$—	$—	$—	$(62,978)
Net realized gain (loss) on futures contracts	1,740,674	—	—	—	1,740,674
Net realized gain (loss) on options contracts written	903,633	39,653	—	—	943,286
Net realized gain (loss) on swaps contracts	1,310,437	—	(1,730,138)	—	(419,701)
Net realized gain (loss) on forward foreign currency contracts	—	5,413	—	—	5,413

	$3,891,766	$45,066	$(1,730,138)	$—	$2,206,694

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased options	$236,397	$—	$—	$—	$236,397
Net change in unrealized appreciation (depreciation) on futures contracts	132,932	—	—	—	132,932
Net change in unrealized appreciation (depreciation) on options contracts written	(1,004,768)	—	—	—	(1,004,768)
Net change in unrealized appreciation (depreciation) on swaps contracts	(2,004,709)	—	279,575	—	(1,725,134)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	27,284	—	—	27,284

	$(2,640,148)	$27,284	$279,575	$—	$(2,333,289)

Notes to Financial Statements

(continued)

International Fixed Income Investments

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2013:

Location	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Asset derivatives
Purchased options (c)	$183,790	$—	$—	$—	$183,790
Unrealized appreciation on futures contracts (b)	339,186	—	—	—	339,186
Unrealized appreciation on forward foreign currency contracts (c)	—	2,104,743	—	—	2,104,743
Unrealized appreciation on centrally cleared swaps (f)	297,906	—	—	—	297,906
Swap contracts, at value (c)	357,056	—	299,629	—	656,685

	$1,177,938	$2,104,743	$299,629	$—	$3,582,310

Liability derivatives
Options contracts written outstanding (a)	$343,038	$—	$—	$—	$343,038
Unrealized depreciation on futures contracts (b)	61,562	—	—	—	61,562
Unrealized depreciation on forward foreign currency contracts (a)	—	2,358,929	—	—	2,358,929
Unrealized depreciation on centrally cleared swaps (f)	532,051	—	—	—	532,051
Swap contracts, at value (a)	267,256	—	543,806	—	811,062

	$1,203,907	$2,358,929	$543,806	$—	$4,106,642

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2013:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$(100,655)	$(296)	$—	$—	$(100,951)
Net realized gain (loss) on futures contracts	233,369	—	—	—	233,369
Net realized gain (loss) on options contracts written	694,120	55,469	—	—	749,589
Net realized gain (loss) on swaps contracts	460,956	—	200,384	—	661,340
Net realized gain (loss) on forward foreign currency contracts	—	9,109,377	—	—	9,109,377

	$1,287,790	$9,164,550	$200,384	$—	$10,652,724

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased options	$104,137	$—	$—	$—	$104,137
Net change in unrealized appreciation (depreciation) on futures contracts	195,337	—	—	—	195,337
Net change in unrealized appreciation (depreciation) on options contracts written	(170,626)	—	—	—	(170,626)
Net change in unrealized appreciation (depreciation) on swaps contracts	(1,357,340)	—	(143,118)	—	(1,500,458)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	4,090,940	—	—	4,090,940

	$(1,228,492)	$4,090,940	$(143,118)	$—	$2,719,330

(a)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts, unrealized depreciation on open swap contracts, or options contracts written, at value.
(b)	Only variation margin, if any, reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in the “Open Futures Contracts” table (see Note 3).
(c)	Statements of Assets and Liabilities location: Investments, at value, unrealized appreciation on open forward foreign currency contracts or unrealized appreciation on open swap contracts.
(d)	Statements of Operations location: Net realized gain (loss) from investments, foreign currency transactions, futures contracts, options contracts written or swap contracts.

Notes to Financial Statements

(continued)

(e)	Statements of Operations location: Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, futures contracts, options contracts written or swap contracts.
(f)	Only variation margin, if any, reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on centrally cleared swaps is reported in the “Open Swap Contracts” table (see Note 3).

The average notional amounts of futures contracts, swaps contracts and forward foreign currency contracts, and the average market value of options contracts written and purchased options outstanding during the year ended August 31, 2013, were as follows:

International Equity Investments

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Forward foreign currency contracts	$—	$26,855,972	$—	$—	$26,855,972

Emerging Markets Equity Investments

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$—	$—	$—	$9,742,533	$9,742,533
Forward foreign currency contracts	—	51,600,190	—	—	51,600,190

Core Fixed Income Investments

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Purchased options	$282,101	$—	$—	$—	$282,101
Futures contracts	132,922,955	—	—	—	132,922,955
Option contracts written	601,426	—	—	—	601,426
Swap contracts	149,293,462	—	28,365,625	—	177,659,087
Forward foreign currency contracts	—	100,836,852	—	—	100,836,852

International Fixed Income Investments

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Purchased options	$105,066	$—	$—	$—	$105,066
Futures contracts	52,502,927	—	—	—	52,502,927
Option contracts written	382,652	—	—	—	382,652
Swap contracts	2,300,084,615	—	27,680,769	—	2,327,765,384
Forward foreign currency contracts	—	557,600,777	—	—	557,600,777

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(d) Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped securities can be principal-only securities, which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case

Notes to Financial Statements

(continued)

with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(e) Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Funds.

(f) Lending of Portfolio Securities. The Trust has an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. Such collateral is maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. All collateral is received, held and administered by the custodian in an applicable custody account or other account established for the purpose of holding collateral for each Fund. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund, and is recorded as Payable for collateral received from securities on loan within the Statements of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. The Funds have the right under the securities lending agreement to recover any loaned securities from the borrower on demand. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due.

At August 31, 2013, the aggregate market value of the loaned securities and the value of the collateral each Fund received were as follows:

Loaned Securities

Fund	Market Value of Securities on Loan	Value of Collateral Held
Large Capitalization Growth Investments	$30,838,169	$31,898,930
Large Capitalization Value Equity Investments	10,475,177	10,888,624
Small Capitalization Growth Investments	27,693,702	28,663,007
Small Capitalization Value Equity Investments	6,978,653	7,233,830
International Equity Investments	23,506,791	24,468,418
Emerging Markets Equity Investments	9,990,928	10,492,373
Core Fixed Income Investments	807,470	827,087
High Yield Investments	1,255,776	1,290,222

(g) To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked-to-market on a daily basis and are subject to market fluctuations.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is

Notes to Financial Statements

(continued)

higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption “Schedule of Forward Sale Commitments”. The proceeds and value of these commitments are recorded as Forward Sale Commitments at value in the Statement of Assets and Liabilities.

(h) Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

(i) Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k) Foreign Investment and Currency Risks. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Emerging Markets Risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities

Notes to Financial Statements

(continued)

may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

(m) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional “interest income accruals and accretion” and consider the Fund’s ability to realize interest accrued up to the date of default.

(n) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(o) Distributions to Shareholders. Distributions from net investment income for Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Investments, High Yield Investments and Municipal Bond Investments, if any, are declared and paid on a monthly basis. Distributions on the shares of Money Market Investments are declared each business day to shareholders of record that day, and are paid on the last business day of the month.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2013 tax returns. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Notes to Financial Statements

(continued)

(q) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Fund		Undistributed (Dividend in excess of) Net Investment Income	Undistributed Realized Gains/ (Accumulated Net Realized Losses)	Paid-in Capital
Large Capitalization Growth Investments	(a)	$(290,998)	$290,998	$—
Large Capitalization Value Equity Investments	(a)	$(890,945)	$890,945	$—
Small Capitalization Growth Investments	(a),(b)	$309,005	$15,454	$(324,459)
Small Capitalization Value Equity Investments	(a)	$(80,918)	$80,918	$—
International Equity Investments	(c),(g)	$496,196	$(496,196)	$—
Emerging Markets Equity Investments	(c),(g)	$(187,460)	$187,460	$—
Core Fixed Income Investments	(d),(g),(e)	$(4,655,527)	$4,563,773	$91,754
High Yield Investments	(d),(f)	$1,167,989	$(1,167,989)	$—
International Fixed Income Investments	(d),(g)	$4,864,454	$(4,820,742)	$(43,712)
Municipal Bond Investments		$—	$—	$—
Money Market Investments	(e)	$6,088	$(5,871)	$(217)

(a)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts.
(b)	Reclassifications are primarily due to a tax net operating loss.
(c)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, and book/tax differences in the treatment of passive foreign investment companies.
(d)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.
(e)	Reclassifications are primarily due to distribution reclass.
(f)	Reclassifications are primarily due to defaulted bond interest reclass.
(g)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

(r) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Sub-adviser pursuant to procedures approved by the Board. The value of restricted securities is determined as described in Note 1(a).

(s) Reverse Repurchase Agreements. Certain Funds may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating the Fund’s indebtedness and will have the effect of leveraging the Fund’s assets.

At August 31, 2013, the Core Fixed Income Investments Fund had no outstanding reverse repurchase agreements. The average amount of borrowings was $3,003,125 and the weighted average interest rate was 0.000%.

At August 31, 2013, the International Fixed Income Investments Fund had an outstanding reverse repurchase agreement balance. The average amount of borrowings was $1,187,285 and the weighted average interest rate was 0.010%.

(t) Indemnification. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

Notes to Financial Statements

(continued)

2. Investment Management Agreement and Other Transactions with Affiliates

CGAS, a business of MSSBH, serves as the investment manager to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Sub-adviser,” and collectively the “Sub-advisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser a subadvisory fee from its investment management fees.

The maximum allowable investment management fee represents the total amount that could be charged to each Fund. The aggregate fees paid by the Manager to each Fund’s Sub-advisers and the fees retained by the Manager for the year ended August 31, 2013, are indicated below:

Fund	Subadvisory Fee	Consulting Group Advisory Services LLC Fee	Maximum Allowable Annual Management Fee
Large Capitalization Growth Investments	0.37%	0.23%	0.60%
Large Capitalization Value Equity Investments	0.31%	0.29%	0.60%
Small Capitalization Growth Investments	0.50%	0.30%	0.80%
Small Capitalization Value Equity Investments	0.50%	0.30%	0.80%
International Equity Investments	0.39%	0.30%	0.70%
Emerging Markets Equity Investments	0.47%	0.30%	0.90%
Core Fixed Income Investments	0.20%	0.20%	0.40%
High Yield Investments	0.30%	0.25%	0.70%
International Fixed Income Investments	0.27%	0.23%	0.50%
Municipal Bond Investments	0.20%	0.20%	0.40%
Money Market Investments *	0.08%	0.00%	0.08%

*	The Manager voluntarily waived and/or reimbursed certain fees or expense to maintain a positive yield. For the year ended August 31, 2013, the Manager reimbursed the Fund $155,850.

The Manager has agreed to waive and/or reimburse a portion of its fee. For the year ended August 31, 2013, the amounts waived and/or reimbursed by the Manager were as follows:

Fund
Small Capitalization Growth Investments	$10,854
Small Capitalization Value Equity Investments	7,384
International Equity Investments	74,527
Emerging Markets Equity Investments	650,264
Core Fixed Income Investments	9,551
High Yield Investments	287,671
Money Market Investments	155,850

Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. For its administrative services, BBH receives an annual asset based fee of 0.0250% of the Trust’s assets up to $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion, plus out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund.

Notes to Financial Statements

(continued)

For the year ended August 31, 2013, Morgan Stanley & Co. Incorporated (“MS&Co.”), and its affiliates, including Morgan Stanley Smith Barney LLC, the Trust’s distributor, and Citigroup Global Markets Inc. (“CGMI”), received brokerage commissions of:

Fund	Commission Dollars to CGMI	Commission Dollars to MS&Co.	Commission Aggregate
Large Capitalization Growth Investments	$31,211	$25,106	$56,317
Large Capitalization Value Equity Investments	3,668	12,647	16,315
Small Capitalization Growth Investments	9,185	1,735	10,920
Small Capitalization Value Equity Investments	559	6	565
International Equity Investments	8,534	15,449	23,983
Emerging Markets Equity Investments	6,270	168,789	175,059

All officers, with the exception of the Funds’ Chief Compliance Officer (“CCO”), do not receive compensation directly from the Trust. The Funds bear a portion of the CCO’s annual compensation.

3. Investments

During the year ended August 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:

	Investments		US Government & Agency Obligations
	Purchases	Sales	Purchases	Sales
Large Capitalization Growth Investments	$868,793,368	$1,083,741,533	$—	$—
Large Capitalization Value Equity Investments*	510,760,266	674,438,175	—	—
Small Capitalization Growth Investments	231,678,984	230,753,088	—	—
Small Capitalization Value Equity Investments	63,114,638	76,829,497	—	—
International Equity Investments	614,941,667	377,373,508	—	—
Emerging Markets Equity Investments*	489,286,154	746,411,791	—	—
Core Fixed Income Investments	131,705,234	210,884,542	3,748,044,274	3,665,411,952
High Yield Investments	153,087,420	280,499,546	—	—
International Fixed Income Investments	137,869,957	206,248,943	531,535,948	534,319,600
Municipal Bond Investments	6,976,852	8,914,221	—	—

*	Transactions resulting from Sub Adviser Manager changes to the portfolios were excluded from the above purchase and sales values. Had the numbers been included the values would have been $803,391,926 and $967,069,834 for the Large Capitalization Value Equity Investments and $581,293,697 and $838,419,334 for the Emerging Markets Equity Investments for purchase and sales, respectively.

At August 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Unrealized Appreciation (Depreciation)

Fund	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Capitalization Growth Investments	$501,160,351	$(28,925,478)	$472,234,873
Large Capitalization Value Equity Investments	254,674,628	(40,041,937)	214,632,691
Small Capitalization Growth Investments	84,903,280	(7,192,981)	77,710,299
Small Capitalization Value Equity Investments	66,785,445	(4,905,766)	61,879,679
International Equity Investments	109,212,337	(36,713,014)	72,499,323
Emerging Markets Equity Investments	55,604,989	(69,073,401)	(13,468,412)
Core Fixed Income Investments	24,314,631	(24,705,809)	(391,178)
High Yield Investments	4,795,382	(2,931,710)	1,863,672
International Fixed Income Investments	10,322,042	(19,444,056)	(9,122,014)
Municipal Bond Investments	3,224,889	(1,360,776)	1,864,113

Notes to Financial Statements

(continued)

At August 31, 2013, Core Fixed Income Investments and International Fixed Income Investments had open exchange traded futures contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

Core Fixed Income Investments	Number of Contracts	Expiration Date	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3-Month EURIBOR June Futures	28	6/15	$9,162,264	$(6,004)
90-Day Eurodollar June Futures	377	6/15	93,232,100	(179,075)
90-Day Eurodollar March Futures	377	3/15	93,434,738	(131,950)
U.S. Treasury 5-Year Note December Futures	28	12/13	3,351,031	266
U.S. Treasury 5-Year Note September Futures	3	9/13	361,711	94
U.S. Treasury Long Bond December Futures	99	12/13	13,058,719	74,632

				(242,037)

Contracts to Sell:
U.S. Treasury 10-Year Note December Futures	227	12/13	28,211,844	(84,835)
U.S. Treasury 2-Year Note December Futures	74	12/13	16,261,500	(6,375)
U.S. Treasury Ultra Bond December Futures	2	12/13	283,750	(2,641)

				(93,851)

Net Unrealized (Loss) on Open Futures Contracts				$(335,888)

International Fixed Income Investments	Number of Contracts	Expiration Date	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3-Month EURIBOR September Futures	50	9/15	$16,340,566	$32,167
Euro-Bund 10 Year Bond September Futures	15	9/13	2,784,330	(61,562)
Japan Government 10-Year Bond December Futures	1	12/13	1,459,710	509
Japan Government 10-Year Bond September Futures	18	9/13	26,452,532	271,010
U.S. Treasury 10-Year Note December Futures	1	12/13	124,281	1,281

				$243,405

Contracts to Sell:
10-Year USD Deliverable Interest Rate Swap Futures	30	9/13	2,806,875	34,219

Net Unrealized Gain on Open Futures Contracts				$277,624

At August 31, 2013, Core Fixed Income Investments and International Fixed Income Investments had collateral held by brokers in the amount of $6,000 and $26,000, respectively, for futures contracts.

During the year ended August 31, 2013, options contracts written transactions for Core Fixed Income Investments and International Fixed Income Investments were as follows:

Core Fixed Income Investments	Number of Contracts	Premiums Received
Options contracts written, outstanding at August 31, 2012	32,800,383	$644,647
Options contracts written	150,860,539	951,901
Options closed	(4,700,447)	(222,536)
Options expired	(80,200,475)	(810,151)

Options contracts written, outstanding at August 31, 2013	98,760,000	$563,861

Notes to Financial Statements

(continued)

International Fixed Income Investments	Number of Contracts	Premiums Received
Options contracts written, outstanding at August 31, 2012	81,900,000	$653,469
Options contracts written	179,460,000	665,000
Options closed	(56,600,000)	(242,585)
Options expired	(168,560,000)	(789,900)

Options contracts written, outstanding at August 31, 2013	36,200,000	$285,984

At August 31, 2013, International Equity Investments, Core Fixed Income Investments and International Fixed Income Investments had open forward foreign currency contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

International Equity Investments

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	10,189,200	SSB	$13,448,817	10/29/2013	$186,800
Japanese Yen	347,535,400	SSB	3,540,786	1/6/2014	66,843

					253,643

Contracts to Sell:
Euro	19,632,900	SSB	25,913,641	10/29/2013	(165,325)
Japanese Yen	1,649,798,100	SSB	16,808,597	1/6/2014	(171,362)
British Pound	4,864,700	SSB	7,517,195	2/18/2014	18,770

					(317,917)

Net Unrealized (Loss) on Open Forward Foreign Currency Contracts					$(64,274)

Core Fixed Income Investments

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	3,664,000	DUB	$3,260,776	9/3/2013	$(56,976)
Australian Dollar	53,000	GSC	47,167	9/3/2013	(128)
Brazilian Real	534,470	BNP	224,308	9/4/2013	(969)
Brazilian Real	541,089	BOA	227,086	9/4/2013	(981)
Brazilian Real	2,963,498	CITI	1,243,730	9/4/2013	(37,118)
Brazilian Real	289,184	JPM	121,365	9/4/2013	1,521
Brazilian Real	1,526,610	UBS	640,693	9/4/2013	(2,768)
Canadian Dollar	98,000	BCLY	92,808	9/23/2013	(3,427)
Euro	3,644,000	CITI	4,808,803	9/3/2013	(50,107)
Euro	3,440,000	HSBC	4,539,594	9/3/2013	(43,198)
Euro	947,000	BOA	1,249,757	9/17/2013	(913)
Euro	216,000	JPM	285,080	10/11/2013	3,956
Mexican Peso	5,001,990	GSC	374,594	9/18/2013	(12,365)
Norwegian Krone	55,000	HSBC	8,950	11/14/2013	(361)
British Pound	1,831,000	HSBC	2,832,467	9/12/2013	(7,405)
British Pound	1,855,000	CSFB	2,868,635	10/25/2013	48,670

					(162,569)

Notes to Financial Statements

(continued)

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Australian Dollar	3,717,000	HSBC	$3,307,943	9/3/2013	$116,157
Brazilian Real	534,470	BNP	224,308	9/4/2013	7,692
Brazilian Real	541,089	BOA	227,086	9/4/2013	8,914
Brazilian Real	2,963,498	CITI	1,243,730	9/4/2013	16,185
Brazilian Real	289,184	JPM	121,365	9/4/2013	524
Brazilian Real	1,526,610	UBS	640,693	9/4/2013	25,549
Brazilian Real	289,184	JPM	120,565	10/2/2013	(1,447)
Canadian Dollar	109,000	JPM	103,225	9/23/2013	3,574
Euro	7,084,000	GSC	9,348,397	9/3/2013	(6,365)
Euro	3,700,000	BCLY	4,882,832	9/13/2013	(31,891)
Euro	7,100,000	JPM	9,369,758	9/13/2013	(565,618)
Euro	3,300,000	UBS	4,354,958	9/13/2013	(75,683)
Euro	3,644,000	CITI	4,809,228	10/2/2013	50,196
Euro	216,000	JPM	285,080	10/11/2013	(23,088)
Euro	2,649,729	CSFB	3,497,346	10/25/2013	(2,512)
Euro	2,050,000	JPM	2,705,771	10/25/2013	(1,527)
Euro	3,399,000	UBS	4,487,585	1/6/2014	(121,807)
Japanese Yen	132,400,000	BCLY	1,348,265	10/25/2013	(18,747)
Japanese Yen	260,360,000	JPM	2,651,316	10/25/2013	4,647
Mexican Peso	7,093,235	JPM	531,204	9/18/2013	43,286
British Pound	2,502,000	BNP	3,870,471	9/12/2013	16,644
British Pound	1,855,000	CSFB	2,868,635	10/25/2013	(21,210)

					(576,527)

Net Unrealized (Loss) on Open Forward Foreign Currency Contracts					$(739,096)

International Fixed Income Investments

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	5,058,000	BOA	$4,501,366	9/3/2013	$(27,062)
Australian Dollar	447,908	CITI	397,885	10/2/2013	(2,115)
Brazilian Real	231,168	BCLY	97,017	9/4/2013	1,017
Brazilian Real	447,618	BOA	187,858	9/4/2013	(812)
Brazilian Real	587,018	DUB	246,362	9/4/2013	(1,919)
Brazilian Real	4,160,995	JPM	1,746,300	9/4/2013	21,892
Brazilian Real	3,654,985	UBS	1,533,935	9/4/2013	(5,395)
Brazilian Real	447,618	BOA	186,619	10/2/2013	1,744
Canadian Dollar	2,208,000	JPM	2,091,026	9/23/2013	(26,777)
Chilean Peso	52,331,000	UBS	102,475	9/12/2013	(2,586)
Chilean Peso	23,061,500	HSBC	44,584	12/5/2013	392
Colombian Peso	19,030,000	BOA	9,795	10/24/2013	(205)
Colombian Peso	397,947,500	JPM	204,836	10/24/2013	(8,040)
Euro	26,738,147	BOA	35,284,981	9/3/2013	(396,200)
Euro	29,728,853	CITI	39,231,664	9/3/2013	(408,788)
Euro	820,000	GSC	1,082,113	9/3/2013	(4,622)

Notes to Financial Statements

(continued)

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Euro	106,000	JPM	$139,888	9/17/2013	$(2,236)
Euro	108,000	UBS	142,528	9/17/2013	(1,450)
Hungarian Forint	123,737,485	BCLY	538,899	11/13/2013	(7,886)
Indian Rupee	13,152,850	DUB	197,788	10/17/2013	(17,797)
Indonesian Rupiah	583,605,000	BCLY	53,444	9/3/2013	(1,167)
Indonesian Rupiah	187,290,000	DUB	17,151	9/3/2013	(849)
Indonesian Rupiah	189,630,000	BCLY	17,290	10/3/2013	(710)
Indonesian Rupiah	189,990,000	UBS	17,323	10/3/2013	(677)
Indonesian Rupiah	2,701,686,869	BCLY	245,771	10/17/2013	(10,587)
Indonesian Rupiah	96,030,000	BOA	8,736	10/17/2013	(264)
Indonesian Rupiah	708,454,200	JPM	64,448	10/17/2013	(2,624)
Indonesian Rupiah	929,675,670	UBS	84,572	10/17/2013	(4,123)
Korean Won	25,650,750	BCLY	23,044	10/17/2013	44
Malaysian Ringgit	150,121	BCLY	45,553	10/17/2013	(447)
Malaysian Ringgit	603,152	JPM	183,020	10/17/2013	(3,625)
Mexican Peso	1,654,000	BCLY	123,866	9/18/2013	(3,111)
Mexican Peso	520,057	BNP	38,947	9/18/2013	(3,502)
Mexican Peso	761,581	UBS	57,034	9/18/2013	(4,270)
Peruvian Sol	44,704	BOA	15,822	10/4/2013	(178)
Philippine Peso	5,949,440	UBS	133,452	10/17/2013	(3,821)
Polish Zloty	691,636	BCLY	212,989	11/13/2013	(3,411)
Polish Zloty	3,372,571	DUB	1,038,579	11/13/2013	(10,498)
Polish Zloty	38,424	HSBC	11,833	11/13/2013	(167)
British Pound	29,130,000	BOA	45,065,533	9/3/2013	(183,261)
British Pound	510,000	GSC	788,995	9/3/2013	530
British Pound	37,000	DUB	57,237	9/12/2013	(799)
British Pound	42,000	JPM	64,972	9/12/2013	(899)
British Pound	45,072	CITI	69,714	10/2/2013	(286)
British Pound	13,177,000	DUB	20,381,080	10/2/2013	(13,688)
Romanian New Leu	213,237	BCLY	63,077	11/13/2013	(570)
Russian Ruble	80,181,864	BOA	2,393,964	10/7/2013	(68,624)
Russian Ruble	1,272,900	DUB	38,005	10/7/2013	(1,995)
Russian Ruble	3,347,790	JPM	99,954	10/7/2013	(646)
Singapore Dollar	371,586	DUB	291,239	9/17/2013	826
Singapore Dollar	756,995	JPM	593,311	9/17/2013	(14,443)
South African Rand	1,617,093	BCLY	156,793	10/9/2013	(1,587)
South African Rand	90,151	BOA	8,741	10/9/2013	(259)
South African Rand	922,000	DUB	89,397	10/9/2013	(3,300)
Thai Baht	3,002,166	BCLY	93,149	10/17/2013	(2,851)
Thai Baht	910,020	DUB	28,235	10/17/2013	(765)
Thai Baht	57,665,098	JPM	1,789,188	10/17/2013	(59,463)
Turkish Lira	109,384	BCLY	53,287	10/9/2013	(1,654)
Turkish Lira	17,550	BOA	8,550	10/9/2013	(450)
Turkish Lira	432,272	DUB	210,583	10/9/2013	(10,648)
Turkish Lira	7,305	HSBC	3,559	10/9/2013	(441)
Turkish Lira	4,187,239	JPM	2,039,829	10/9/2013	(233,212)
Turkish Lira	1,793	UBS	873	10/9/2013	(109)
Yuan Renminbi	14,100,000	JPM	2,241,629	9/8/2015	(54,788)

					(1,596,214)

Notes to Financial Statements

(continued)

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Australian Dollar	5,058,000	HSBC	$4,501,366	9/3/2013	$158,064
Australian Dollar	5,058,000	BOA	4,493,112	10/2/2013	26,742
Brazilian Real	231,168	BCLY	97,017	9/4/2013	419
Brazilian Real	447,618	BOA	187,858	9/4/2013	(1,854)
Brazilian Real	587,018	DUB	246,362	9/4/2013	9,338
Brazilian Real	4,160,995	JPM	1,746,300	9/4/2013	7,545
Brazilian Real	3,654,985	UBS	1,533,935	9/4/2013	60,869
Brazilian Real	4,160,995	JPM	1,734,782	10/2/2013	(20,816)
Canadian Dollar	8,492,000	BCLY	8,042,116	9/23/2013	296,946
Canadian Dollar	1,527,000	RBS	1,446,103	9/23/2013	2,357
Chilean Peso	29,269,500	DUB	57,316	9/12/2013	(316)
Chilean Peso	23,061,500	HSBC	45,159	9/12/2013	(458)
Colombian Peso	57,600,000	DUB	29,648	10/24/2013	352
Colombian Peso	122,272,000	JPM	62,937	10/24/2013	1,063
Euro	26,966,005	BOA	35,585,674	9/3/2013	(13,333)
Euro	3,262,662	CITI	4,305,570	9/3/2013	6,863
Euro	27,058,333	GSC	35,707,514	9/3/2013	(24,310)
Euro	216,000	BOA	285,056	9/17/2013	208
Euro	26,079,147	BOA	34,418,375	10/2/2013	388,080
Euro	29,728,853	CITI	39,235,133	10/2/2013	409,511
Euro	8,473,000	DUB	11,182,378	10/2/2013	7,235
Hungarian Forint	5,478,480	BCLY	23,860	11/13/2013	140
Indian Rupee	8,052,180	BCLY	121,086	10/17/2013	11,914
Indian Rupee	3,698,390	DUB	55,614	10/17/2013	5,386
Indian Rupee	183,060	JPM	2,753	10/17/2013	247
Indian Rupee	670,180	UBS	10,078	10/17/2013	922
Indonesian Rupiah	583,605,000	BCLY	53,444	9/3/2013	(49)
Indonesian Rupiah	187,290,000	DUB	17,151	9/3/2013	(540)
Indonesian Rupiah	1,691,760,000	JPM	153,899	10/17/2013	5,101
Japanese Yen	1,180,000,000	BCLY	12,014,299	9/24/2013	207,348
Japanese Yen	58,604,820	CITI	596,713	10/2/2013	3,287
Japanese Yen	585,390,000	BOA	5,960,918	10/17/2013	(40,352)
Japanese Yen	1,170,900,000	CITI	11,923,058	10/17/2013	(141,896)
Japanese Yen	975,500,000	DUB	9,933,336	10/17/2013	(116,144)
Japanese Yen	790,000,000	BCLY	8,045,810	11/18/2013	(1,004)
Korean Won	2,322,400	BCLY	2,086	10/17/2013	(86)
Korean Won	23,196,000	JPM	20,839	10/17/2013	(839)
Malaysian Ringgit	312,424	BCLY	94,802	10/17/2013	3,198
Malaysian Ringgit	631,400	JPM	191,592	10/17/2013	1,408
Malaysian Ringgit	475,170	UBS	144,185	10/17/2013	5,314
Mexican Peso	4,623,901	BCLY	346,279	9/18/2013	11,648
Mexican Peso	272,559	BNP	20,412	9/18/2013	588
Mexican Peso	249,442	BOA	18,680	9/18/2013	320
Mexican Peso	450,629	HSBC	33,747	9/18/2013	1,253
Mexican Peso	152,568	JPM	11,426	9/18/2013	574
Norwegian Krone	12,952,000	UBS	2,107,756	11/14/2013	88,087
Peruvian Sol	884,103	BNP	312,902	10/4/2013	26,179

Notes to Financial Statements

(continued)

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Gain (Loss)
Polish Zloty	225,518	BCLY	$69,448	11/13/2013	$552
Polish Zloty	77,304	HSBC	23,806	11/13/2013	194
Polish Zloty	709,012	JPM	218,339	11/13/2013	1,943
Polish Zloty	77,327	UBS	23,813	11/13/2013	187
British Pound	29,607,000	BNP	45,803,475	9/3/2013	(263,350)
British Pound	33,000	HSBC	51,053	9/3/2013	203
British Pound	87,000	HSBC	134,585	9/12/2013	(1,072)
British Pound	29,130,000	BOA	45,055,844	10/2/2013	183,046
Russian Ruble	8,996,836	BCLY	268,614	10/7/2013	10,792
Russian Ruble	10,915,977	DUB	325,915	10/7/2013	10,660
Russian Ruble	602,100	HSBC	17,977	10/7/2013	23
Russian Ruble	23,023,220	JPM	687,397	10/7/2013	23,524
Singapore Dollar	1,183,828	BOA	927,851	9/17/2013	2,149
South African Rand	3,070,862	BCLY	297,751	10/9/2013	5,249
South African Rand	360,506	BOA	34,955	10/9/2013	45
South African Rand	130,650	DUB	12,668	10/9/2013	332
South African Rand	21,502,653	HSBC	2,084,897	10/9/2013	57,805
Swiss Franc	96,000	GSC	103,131	11/14/2013	(225)
Thai Baht	4,473,000	JPM	138,785	10/17/2013	3,215
Turkish Lira	545,419	BCLY	265,703	10/9/2013	11,297
Turkish Lira	357,381	DUB	174,101	10/9/2013	11,899
Turkish Lira	348,748	HSBC	169,895	10/9/2013	6,106
Turkish Lira	35,777	JPM	17,429	10/9/2013	571
Yuan Renminbi	14,100,000	JPM	2,241,629	9/8/2015	(109,626)

					1,342,028

Net Unrealized (Loss) on Open Forward Foreign Currency Contracts					$(254,186)

At August 31, 2013, Core Fixed Income Investments held the following OTC interest rate swap contracts:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
Pay	BRL-CDI-Compounded	8.075%	1/2/2015	HSBC	BRL 2,700,000	$(23,404)	$5,192	$(28,596)
Pay	BRL-CDI-Compounded	7.890%	1/2/2015	JPM	BRL 1,800,000	(18,837)	648	(19,485)
Pay	BRL-CDI-Compounded	8.440%	1/2/2015	BOA	BRL 3,500,000	(18,218)	21,391	(39,609)
Pay	BRL-CDI-Compounded	8.560%	1/2/2015	UBS	BRL 1,300,000	(9,401)	53	(9,454)
Pay	BRL-CDI-Compounded	9.930%	1/2/2015	UBS	BRL 9,200,000	76,187	7,136	69,051
Pay	BRL-CDI-Compounded	9.940%	1/2/2015	GSC	BRL 6,200,000	51,939	—	51,939
Pay	3-Month USD-LIBOR	2.805%	4/9/2026	BCLY	USD 2,970,000	(300,979)	—	(300,979)
Receive	3-Month USD-LIBOR	3.125%	4/9/2046	BCLY	USD 1,340,000	239,244	—	239,244
Pay	3-Month USD-LIBOR	3.145%	3/15/2026	BCLY	USD 2,620,000	(189,109)	—	(189,109)
Receive	3-Month USD-LIBOR	3.490%	3/15/2046	BCLY	USD 1,170,000	136,132	—	136,132
Receive	3-Month USD-LIBOR	2.750%	2/17/2042	BCLY	USD 1,545,000	268,536	—	268,536
Receive	3-Month USD-LIBOR	2.417%	11/15/2027	BCLY	USD 595,000	79,238	—	79,238

						$291,328	$34,420	$256,908

Notes to Financial Statements

(continued)

At August 31, 2013, Core Fixed Income Investments held the following centrally cleared interest rate swap contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Unrealized Depreciation
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	UBS	USD 9,900,000	$(37,576)

At August 31, 2013, Core Fixed Income Investments held the following OTC credit default swap contracts:

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at 8/31/13 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
Foster’s Finance Corp., BBB+,	(2.140%	)	12/20/2014	BCLY	0.104%	USD 2,400,000	$(74,942)	$—	$(74,942)
Race Point CLO, BB,	(4.030%	)	4/15/2020	BOA	8.000%	USD 1,100,000	32,302	8,250	24,052
Race Point CLO, BB+,	(1.950%	)	4/15/2020	BOA	9.430%	USD 800,000	129,981	2,800	127,181
Saratoga CLO I Ltd., BB+,	(1.880%	)	12/15/2019	BOA	7.730%	USD 1,000,000	34,417	7,500	26,917

							$121,758	$18,550	$103,208

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (2)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at 8/31/13 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International, BBB	1.000%	9/20/2016	JPM	1.640%	USD 5,800,000	$(98,268)	$(81,072)	$(17,196)
Japan Government 20 Year Bond, Aa3	1.000%	9/20/2016	BOA	0.398%	USD 1,800,000	36,689	35,751	938
Mexican Government International Bond, BBB	1.000%	9/20/2016	JPM	0.906%	USD 5,800,000	28,244	23,195	5,049

						$(33,335)	$(22,126)	$(11,209)

At August 31, 2013, International Fixed Income Investments held the following OTC interest rate swap contracts:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month Australian Bank Bill, AAA	3.500%	3/15/2018	BOA	AUD 6,800,000	$7,266	$(27,102)	$34,369
Pay	6-Month Australian Bank Bill, AAA	3.750%	3/15/2018	DUB	AUD 6,100,000	69,876	(2,667)	72,542
Pay	6-Month Australian Bank Bill, AAA	4.000%	3/15/2023	GSC	AUD 2,700,000	(59,982)	(18,066)	(41,916)
Pay	6-Month Australian Bank Bill, AAA	4.000%	3/15/2023	JPM	AUD 5,600,000	(124,406)	9,074	(133,481)
Pay	6-Month Australian Bank Bill, AAA	4.250%	3/15/2023	BOA	AUD 3,100,000	(11,055)	11,847	(22,902)
Pay	6-Month Australian Bank Bill, AAA	4.250%	3/15/2023	DUB	AUD 3,100,000	(11,055)	32,398	(43,453)
Pay	BRL-CDI-Compounded	8.825%	1/2/2015	HSBC	BRL 4,000,000	(7,034)	15,441	(22,475)
Receive	BRL-CDI-Compounded	9.430%	1/2/2017	BCLY	BRL 400,000	7,830	—	7,830
Pay	BRL-CDI-Compounded	11.470%	1/2/2017	BCLY	BRL 600,000	(1,037)	(330)	(707)
Pay	6-Month JPY-LIBOR, AA-	1.500%	12/20/2015	GSC	JPY 870,000,000	272,084	126,714	145,371
Pay	Mexico Interbank, TIIE, A-	5.000%	2/26/2018	BCLY	MXN 1,300,000	(3,142)	(201)	(2,941)
Pay	Mexico Interbank, TIIE, A-	6.000%	9/2/2022	HSBC	MXN 10,900,000	(49,545)	(506)	(49,039)

						$89,800	$146,602	$(56,802)

Notes to Financial Statements

(continued)

At August 31, 2013, International Fixed Income Investments held the following centrally cleared interest rate swap contracts:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Unrealized Appreciation/ (Depreciation)
Pay	6-Month GBP-LIBOR	2.250%	9/18/2023	UBS	GBP 3,500,000	$(247,039)
Receive	6-Month GBP-LIBOR	3.250%	9/18/2043	UBS	GBP 1,700,000	101,971
Pay	6-Month JPY-LIBOR	1.000%	9/18/2023	BCLY	JPY 360,000,000	(13,403)
Pay	6-Month JPY-LIBOR	1.500%	12/20/2022	BCLY	JPY 1,190,000,000	94,550
Receive	6-Month JPY-LIBOR	1.750%	3/21/2043	BCLY	JPY 268,000,000	(124,904)
Receive	3-Month USD-LIBOR	0.750%	6/19/2017	BCLY	USD 1,600,000	18,988
Receive	3-Month USD-LIBOR	1.200%	7/15/2015	UBS	USD 1,100,000	(15,353)
Receive	3-Month USD-LIBOR	1.500%	6/19/2020	BCLY	USD 1,600,000	82,397
Pay	3-Month USD-LIBOR	2.650%	7/31/2023	CITI	USD 5,800,000	(131,352)

						$(234,145)

At August 31, 2013, International Fixed Income Investments held the following credit default swap contracts:

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at 8/31/13 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
American General Finance Corp., CCC	(1.820%	)	12/20/2017	RBS	3.906%	USD 1,000,000	$75,483	$—	$75,483
First Energy, BBB-	(0.940%	)	6/20/2017	RBS	1.147%	USD 1,000,000	5,766	—	5,766
Limited Brands Inc., BB-	(3.550%	)	9/20/2017	GSC	1.553%	USD 500,000	(42,648)	—	(42,648)
Macy’s Retail Holdings Inc., BAA	(1.000%	)	3/20/2018	BCLY	0.832%	USD 1,500,000	(14,187)	10,932	(25,119)
Macy’s Retail Holdings Inc., BBB	(5.000%	)	9/20/2014	BNP	0.169%	USD 650,000	(40,142)	(67,377)	27,235
Marsh & McLennan Cos., Inc., BBB	(0.670%	)	9/20/2014	DUB	0.085%	USD 1,000,000	(7,613)	—	(7,613)
Pearson Dollar Finance PLC, BBB+	(1.000%	)	6/20/2014	BNP	0.127%	USD 1,000,000	(9,144)	(13,718)	4,574
Starwood Hotels & Resorts World, BBB	(1.490%	)	6/20/2018	BOA	0.805%	USD 1,000,000	(34,878)	—	(34,878)
Tate & Lyle International Finance PLC, BBB	(0.510%	)	12/20/2014	DUB	0.222%	USD 100,000	(483)	—	(483)
UST Inc., BAA	(0.720%	)	3/20/2018	GSC	0.187%	USD 500,000	(12,661)	—	(12,661)

							$(80,507)	$(70,163)	$(10,344)

Notes to Financial Statements

(continued)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (2)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at 8/31/13 (3)	Notional Amount (4)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International Bond, BBB	1.000%	3/20/2015	HSBC	1.139%	USD 100,000	$(14)	$457	$(471)
Emirate of Abu Dhabi, AA	1.000%	12/20/2014	BCLY	0.321%	USD 800,000	8,762	(20,482)	29,244
Italy Government International BAA+	1.000%	3/20/2018	HSBC	2.257%	USD 1,800,000	(91,689)	(138,214)	46,525
Italy Government International BAA+	1.000%	3/20/2018	BNP	2.257%	USD 5,700,000	(290,347)	(358,205)	67,858
Japan Government 20 Year Bond, AA-	1.000%	3/20/2015	DUB	0.244%	USD 1,500,000	20,800	11,496	9,304
Japan Government 20 Year Bond, AA-	1.000%	3/20/2016	RBS	0.352%	USD 5,000,000	93,070	10,601	82,469
Japan Government 20 Year Bond, AA-	1.000%	3/20/2016	GSC	0.352%	USD 3,100,000	57,703	(31,831)	89,534
Republic of Korea, A+	1.000%	9/20/2017	UBS	0.623%	USD 2,000,000	34,070	(4,822)	38,892
U.S. Treasury Notes, AA+	0.250%	6/20/2016	BNP	0.115%	EUR 700,000	3,975	(7,057)	11,032

						$(163,670)	$(538,057)	$374,387

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Counterparty Abbreviations:		Currency Abbreviations:
BCLY	Barclays Bank PLC	AUD	Australian Dollar
BNP	BNP Paribas	BRL	Brazilian Real
BOA	Bank of America	EUR	Euro
CITI	Citigroup Global Markets Inc.	GBP	British Pound
CSFB	Credit Suisse Securities (USA) LLC	JPY	Japanese Yen
DUB	Deutsche Bank AG	MXN	Mexican Peso
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JPMorgan Chase & Co.
RBS	Royal Bank of Scotland PLC
SSB	State Street Corp.
UBS	UBS Securities LLC

Notes to Financial Statements

(continued)

At August 31, 2013, Core Fixed Income Investments and International Fixed Income Investments held cash collateral from brokers in the amount of $1,035,000 and $380,000, respectively, for the open swaps contracts. These amounts are disclosed within “Deposits from counterparty” within the Statement of Assets and Liabilities for the respective Funds.

4. Shares of Beneficial Interest

At August 31, 2013, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At August 31, 2013, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Transactions in shares of each Fund were as follows:

	Year Ended August 31, 2013	Year Ended August 31, 2012
Large Capitalization Growth Investments
Shares sold	7,817,522	5,180,984
Shares issued on reinvestment	340,287	574,007
Shares repurchased	(22,273,346)	(32,258,133)

Net (Decrease)	(14,115,537)	(26,503,142)

Large Capitalization Value Equity Investments
Shares sold	7,239,697	5,705,534
Shares issued on reinvestment	2,503,265	2,851,287
Shares repurchased	(26,679,654)	(35,541,226)

Net (Decrease)	(16,936,692)	(26,984,405)

Small Capitalization Growth Investments
Shares sold	2,648,785	1,257,944
Shares repurchased	(2,801,061)	(4,443,637)

Net (Decrease)	(152,276)	(3,185,693)

Small Capitalization Value Equity Investments
Shares sold	2,153,631	1,295,454
Shares issued on reinvestment	1,461,654	160,653
Shares repurchased	(3,493,405)	(6,302,842)

Net Increase (Decrease)	121,880	(4,846,735)

International Equity Investments
Shares sold	34,257,114	15,658,185
Shares issued on reinvestment	704,164	722,465
Shares repurchased	(10,538,080)	(24,944,029)

Net Increase (Decrease)	24,423,198	(8,563,379)

Emerging Markets Equity Investments
Shares sold	2,636,648	5,237,523
Shares issued on reinvestment	851,922	1,274,080
Shares repurchased	(21,256,178)	(11,510,055)

Net (Decrease)	(17,767,608)	(4,998,452)

Notes to Financial Statements

(continued)

	Year Ended August 31, 2013	Year Ended August 31, 2012
Core Fixed Income Investments
Shares sold	20,001,580	37,472,242
Shares issued on reinvestment	7,622,446	5,596,967
Shares repurchased	(28,098,176)	(52,327,337)

Net (Decrease)	(474,150)	(9,258,128)

High Yield Investments
Shares sold	3,801,205	38,796,919
Shares issued on reinvestment	2,938,436	3,025,307
Shares repurchased	(44,232,029)	(26,136,959)

Net Increase (Decrease)	(37,492,388)	15,685,267

International Fixed Income Investments
Shares sold	5,390,247	27,945,492
Shares issued on reinvestment	2,978,377	160,537
Shares repurchased	(19,172,473)	(6,208,191)

Net Increase (Decrease)	(10,803,849)	21,897,838

Municipal Bond Investments
Shares sold	1,883,009	3,437,485
Shares issued on reinvestment	254,965	297,345
Shares repurchased	(2,389,727)	(3,981,895)

Net (Decrease)	(251,753)	(247,065)

Money Market Investments
Shares sold	395,768,819	293,627,375
Shares issued on reinvestment	6,078	58,949
Shares repurchased	(166,920,974)	(174,430,607)

Net Increase	228,853,923	119,255,717

5. Dividends and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended August 31, 2013, were as follows:

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments	Small Capitalization Value Equity Investments
Distributions paid from:
Ordinary Income	$5,601,128	$23,555,726	$—	$3,413,990
Net Long-term Capital Gains	—	—	—	14,520,433

Total Distributions Paid	$5,601,128	$23,555,726	$—	$17,934,423

Notes to Financial Statements

(continued)

	International Equity Investments	Emerging Markets Equity Investments	Core Fixed Income Investments	High Yield Investments
Distributions paid from:
Ordinary Income	$7,126,143	$12,983,437	$51,413,363	$12,727,727
Net Long-term Capital Gains	—	—	14,000,563	—

Total Distributions Paid	$7,126,143	$12,983,437	$65,413,926	$12,727,727

		International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
Distributions paid from:
Tax Exempt		$—	$2,480,043	$—
Ordinary Income		24,541,825	2,866	6,099
Net Long-term Capital Gains		—	—	—

Total Distributions Paid		$24,541,825	$2,482,909	$6,099

The tax character of distributions paid during the fiscal year ended August 31, 2012, were as follows:

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments	Small Capitalization Value Equity Investments
Distributions paid from:
Ordinary Income	$8,294,405	$24,720,654	$—	$1,889,698
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$8,294,405	$24,720,654	$—	$1,889,698

	International Equity Investments	Emerging Markets Equity Investments	Core Fixed Income Investments	High Yield Investments
Distributions paid from:
Ordinary Income	$6,661,132	$18,066,459	$44,956,878	$12,483,168
Net Long-term Capital Gains	—	—	3,302,349	—

Total Distributions Paid	$6,661,132	$18,066,459	$48,259,227	$12,483,168

		International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
Distributions paid from:
Tax Exempt		$—	$2,884,427	$—
Ordinary Income		1,284,299	4,286	59,001
Net Long-term Capital Gains		—	—	—

Total Distributions Paid		$1,284,299	$2,888,713	$59,001

Notes to Financial Statements

(continued)

As of August 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Large Capitalization Growth Investments		Large Capitalization Value Equity Investments		Small Capitalization Growth Investments		Small Capitalization Value Equity Investments
Undistributed ordinary income - net	$9,459,225		$14,008,792		$9,798,948		$2,311,099
Undistributed long-term capital gains - net	39,934,373		—		—		18,779,200

Total Undistributed earnings	49,393,598		14,008,792		9,798,948		21,090,299
Capital Loss Carryforward	—		(358,175,524)		—		—
Current Year Late Year Loss Deferral	—		—		(486,519)		—
Other book/tax temporary differences	(16,183,123	)(a)	(12,328,950	)(a)	(1,245,882	)(a)	(1,536,154	)(a)
Unrealized appreciation (depreciation)	488,417,996		226,961,640		78,956,181		63,415,834

Total accumulated earnings/(losses) - net	$521,628,471		$(129,534,042)		$87,022,728		$82,969,979

	International Equity Investments		Emerging Markets Equity Investments		Core Fixed Income Investments		High Yield Investments
Undistributed ordinary income - net	$12,360,280		$7,321,642		$—		$1,066,531
Undistributed long-term capital gains - net	—		34,868,694		—		—

Total Undistributed earnings	12,360,280		42,190,336		—		1,066,531
Capital Loss Carryforward	(313,948,573)		—		—		(14,186,351)
Current Year Late Year Loss Deferral	—		—		(1,493,887)		—
Other book/tax temporary differences	(10,710,411	)(b)	(8,721,926	)(b)	(3,521,127	)(c),(d)	(731,368	)(d)
Unrealized appreciation (depreciation)	83,209,679		(4,789,741)		1,810,922		2,595,043

Total accumulated earnings/(losses) - net	$(229,089,025)		$28,678,669		$(3,204,092)		$(11,256,145)

			International Fixed Income Investments		Municipal Bond Investments		Money Market Investments
Undistributed ordinary income - net			$17,201,239		$96,823		$5,739
Undistributed long-term capital gains - net			—		—		—
Undistributed tax exempt income - net			—		144,233		—

Total Undistributed earnings			17,201,239		241,056		5,739
Capital Loss Carryforward			(5,002,894)		—		—
Current Year Late Year Loss Deferral			—		—		—
Other book/tax temporary differences			(4,042,457	)(c)	—		—
Unrealized appreciation (depreciation)			(5,046,509)		1,864,113		—

Total accumulated earnings/(losses) - net			$3,109,379		$2,105,169		$5,739

As of August 31, 2013, there were no significant differences between the book and tax components of net assets for Money Market Investments.

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and tax cost adjustments related to real estate investments.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and other book/tax basis adjustments.
(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.
(d)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax accrual of defaulted bond interest and the difference between book and tax amortization methods for premiums on fixed income securities.

Notes to Financial Statements

(continued)

6. Capital Loss Carry Forward

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

As of August 31, 2013, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments	Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments
8/31/2013	$—	$—	$—	$—	$—	$—
8/31/2014	—	—	—	—	—	—
8/31/2015	—	—	—	—	—	—
8/31/2016	—	—	—	—	—	—
8/31/2017	—	—	—	—	—	—
8/31/2018	—	358,175,524	—	—	313,948,573	—
8/31/2019	—	—	—	—	—	—
8/31/2020	—	—	—	—	—	—
Non-expiring:
Short-Term	—	—	—	—	—	—
Long-Term	—	—	—	—	—	—

	$—	$358,175,524	$—	$—	$313,948,573	$—

Year of Expiration		Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
8/31/2013		$—	$—	$—	$—	$—
8/31/2014		—	—	—	—	—
8/31/2015		—	—	—	—	—
8/31/2016		—	—	—	—	—
8/31/2017		—	8,514,160	—	—	—
8/31/2018		—	5,672,191	5,002,894	—	—
8/31/2019		—	—	—	—	—
8/31/2020		—	—	—	—	—
Non-expiring:
Short-Term		—	—	—	—	—
Long-Term		—	—	—	—	—

		$—	$14,186,351	$5,002,894	$—	$—

These amounts will be available to offset any future taxable capital gains.

7. Recent Accounting Pronouncements

In January 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying Scope of Disclosures about Offsetting Assets and Liabilities.” This update was issued to narrow the scope of ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”, which was issued in December 2011. The update requires an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements and disclosures has not been determined.

Notes to Financial Statements

(continued)

In June 2013, FASB issued an update (‘‘ASU 2013-08’’) to ASC Topic 946, Financial Services — Investment Companies (‘‘Topic 946’’). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Fund’s financial statements.

8. Subsequent Events

Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and has not identified any additional events or transactions that would require recognition or disclosure in the financial statements other than the distribution information below.

Subsequent to August 31, 2013, the Funds made the following distributions:

Record Date Payable Date	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments	Money Market Investments
9/27/13 - 9/30/13	$0.017685	$0.025566	$0.023151	$0.0000008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Consulting Group Capital Markets Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Consulting Group Capital Markets Funds, comprised of Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments (the “Funds”) as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Consulting Group Capital Markets Funds as of August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 30, 2013

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited)

Approval of Management Agreement and Subadvisory Agreements

The Consulting Group Capital Markets Funds (“Trust” and, each series thereof a “Fund”) and Consulting Group Advisory Services LLC (“Manager”), a business of Morgan Stanley Smith Barney Holdings LLC, have entered into an investment management agreement (“Management Agreement”). Pursuant to the Management Agreement, the Manager selects and oversees professional money managers (each a “Sub-adviser” and collectively, the “Sub-advisers”) who are responsible for investing the assets of the Funds pursuant to investment advisory agreements (the “Subadvisory Agreements” and, together with the Management Agreement, the “Agreements”) between the Manager and each of the Sub-advisers.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the Agreements be approved initially, as well as annually thereafter, by the Trust’s Board of Trustees (“Board”) and by a majority of the Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of any party to the Agreements (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of the approval of the Agreements, the Independent Trustees must request and evaluate such information as may reasonably be necessary to make a reasonable business judgment with respect to the approval of the Agreements, and the Manager and Sub-advisers are required to provide such information.

At an in-person meeting held on May 30, 2013, the Board, including a majority of the Independent Trustees approved the continuance of the Agreements for an annual period. Both in connection with the meeting specifically held to address the continuance of the Agreements and at other meetings during the course of the year, the Independent Trustees requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-advisers under the Agreements. The Independent Trustees also received a memorandum from Counsel to the Independent Trustees (“Independent Counsel”) regarding the Board’s responsibilities in connection with their consideration of the renewal of the Agreements. In considering the renewal of the Agreements, the Independent Trustees met in a private session with their Independent Counsel, at which meeting no representative of management was present, and were advised by Independent Counsel throughout the process. Following the closed session, the Board approved the Agreements to continue for another year.

In their consideration of the continuance of the Agreements, the Board considered the factors described below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreements.

Nature, Extent and Quality of the Services Provided Under the Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the Management Agreement and the Subadvisory Agreements, respectively, during the meeting and during the past year. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Sub-advisers and the Trust’s other service providers. The Board reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the review of the Trust’s and the Sub-advisers’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

During the course of the year and at the meeting, the Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management teams primarily responsible for the day-to-day portfolio management of the Funds. The Board also considered the Manager’s and the Sub-advisers’ brokerage policies and practices, transaction execution standards, policies and practices regarding soft dollars, and quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Subadvisory Agreements were adequate and appropriate.

Fund Performance

The Board received and considered performance information for the Funds as well as for a group of funds (“Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data for various periods. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Funds with the funds included in the Performance

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Universe. The Board also noted that it had received and discussed with advisory personnel at periodic intervals throughout the year information on the investment performance of each Fund in comparison to similar mutual funds and benchmark performance indices.

The Board was generally satisfied with the overall performance of the Funds and with the efforts of the Manager and respective Sub-advisers to continue to improve performance. The Trustees determined to continue to evaluate the Funds’ performance and directed the Trust’s Investment Committee to continue to periodically review Fund performance with the Manager and report to the full Board.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fees (“Contractual Management Fees”) payable by the Funds to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Sub-advisers. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Funds and considered the actual fee rate (after taking any such waivers and reimbursements into account) (“Actual Management Fee”) and whether any fee waivers and expense reimbursements could be discontinued. In addition, the Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by a Fund’s shareholders.

The Board received and considered information comparing the Funds’ Contractual Management Fees and Actual Management Fees and the Funds’ actual total expenses with those of a group of comparable funds (“Expense Group”) and a broader group of funds, (the “Expense Universe”), each selected and provided by Lipper. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other subadvised funds and accounts managed by the Sub-advisers.

The Board concluded that the fee paid by each Fund to the Manager and the fees paid by the Manager to the Sub-advisers were reasonable in light of comparative performance and expense and advisory fee information, and (as discussed below) costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager and Sub-advisers from the relationship with the Funds.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-advisers’ profitability in providing subadvisory services to the Funds. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale, particularly in the context of the Funds’ manager-of-managers structure. The Board considered the various ways economies of scale could be realized and shared with Fund investors, including management fee breakpoints, fee reductions and waivers, offering low fees from inception or making additional investments to enhance shareholder services. The Board noted that to the extent a Fund’s assets increase over time, the Fund and its shareholders should realize economics of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board concluded that the Funds’ obtain reasonable benefit from economies of scale.

Other Benefits to the Manager and the Sub-advisers

The Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

In light of the costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

***

At a separate meeting of the Board of the Trust, the Board approved new investment advisory agreements with the following subadvisers: (1) Metropolitan West Asset Management LLC (“MetWest”) as sub-adviser for Core Fixed Income Investments, and (2) McDonnell Investment Management, LLC (“McDonnell”) as sub-adviser for the Municipal Bond Investments.

The Carlyle Group and TCW management completed the acquisition of The TCW Group, Inc., the parent company of MetWest, from Société Générale. The transaction resulted in a “change of control” under applicable provisions of the 1940 Act, which provides that a “change of control” of a fund’s adviser results in an “assignment,” and a consequent automatic termination of an advisory agreement between a fund and its adviser. Accordingly, upon the closing of the transaction the previous investment advisory agreement between the Manager and MetWest terminated automatically.

Natixis Global Asset Management completed an acquisition of McDonnell. The transaction resulted in a “change of control” of McDonnell under applicable provisions of the 1940 Act, which resulted in an “assignment” and automatic termination of the previous investment advisory agreement between the Manager and McDonnell.

The Independent Trustees met separately in a private session with their Independent Counsel, at which no representative of management was present, and were advised by Independent Counsel throughout the process. Following the closed session, the Board approved the Subadvisory Agreements with MetWest and McDonnell. The Subadvisory Agreements with MetWest and McDonnell are subject to the same terms and conditions as the previous investment advisory agreements and were also part of the annual meeting held on May 30, 2013, at which the Board approved the continuance of these agreements.

***

At a separate meeting of the Board of the Trust, the Board approved a new investment advisory agreement with Vontobel Asset Management, Inc. (“Vontobel”) as sub-adviser for Emerging Markets Equity Investments (“Emerging Markets Fund”), effective as of June 25, 2012. After certain operational prerequisites were in place for Vontobel’s management of a portion of the Emerging Markets Fund’s assets and following a brief transition period with respect to those assets, Vontobel began managing the assets of the Emerging Markets Fund on April 25, 2013.

In evaluating Vontobel, the Trustees received written and oral information from the Manager and Vontobel. The Trustees considered information relating to portfolio managers, investment philosophies, strategies and processes, as well as other factors. In approving the Subadvisory Agreement, the Trustees carefully evaluated: (i) the nature, extent and quality of the services expected to be rendered to the Emerging Markets Fund; (ii) the distinct investment objectives and policies of the Emerging Markets Fund; (iii) the history, reputation, qualification and background of Vontobel’s personnel and Vontobel’s financial condition; (iv) the performance record of Vontobel; and (v) other factors the Trustees deemed relevant. The Trustees also reviewed the fees to be paid by the Manager to Vontobel. The Trustees considered the foregoing information, as well as other information they deemed relevant, in making their decision to approve the Subadvisory Agreement.

The Independent Trustees met separately in a private session with their Independent Counsel, at which no representative of management was present, and were advised by Independent Counsel throughout the process. Following the closed session, the Board approved the Subadvisory Agreement with Vontobel. The Subadvisory Agreement with Vontobel was part of the annual meeting held on May 30, 2013, at which the Board approved the continuance of this agreement.

Additional Information

(unaudited)

Trustees and Officers of the Trust

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Funds’ distributor, investment advisers, custodian, transfer agent and administrator. The day-to-day operations of the Funds are delegated to the Funds’ Manager, Consulting Group Advisory Services LLC (“CGAS”), a business of Morgan Smith Barney Holdings LLC.

The names of the Trustees and officers of the Trust, together with information as to their principal business occupations, are set forth below. The officers of the Trust are employees of organizations that provide services to the Funds. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“1940 Act”), is indicated by a double asterisk.

Name, Address and Birth Year	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INDEPENDENT TRUSTEES

John J. Murphy Murphy Capital Management, Inc. 268 Main Street Gladstone, NJ 07934 Birth Year: 1944	Chairman and Trustee	Since 2002 (Chairman since 2010)	Founder and Senior Principal, Murphy Capital Management (investment management) (1983-present)	11	Trustee, Legg Mason Partners Equity Trust (52 funds, 2007-present); Trustee, UBS Funds (35 funds, 2009-present); and formerly, Trustee Nicholas Applegate Funds (12 funds) (2005-2010)

Adela Cepeda c/o Morgan Stanley (“Morgan Stanley”) 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1958	Trustee	Since 2008	President, A.C. Advisory, Inc. (1995-present)	11	Director, BMO Financial Corp. (2012-present); Trustee, Mercer Funds (9 funds, 2005-present); Trustee, UBS Funds (35 funds, 2004-present); Director, Fort Dearborn Income Securities (2000-present); formerly, Director, Amalgamated Bank of Chicago (2003-2012); and formerly, Director, Municipal Securities Rulemaking Board (2010-2012)

W. Thomas Matthews 453 Banks Mill Road Aiken, SC 29801 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; Advisor, Smith Barney (2005-2007)	11	None

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

Eric T. McKissack, CFA® Channing Capital Management, LLC 10 S. LaSalle Street Chicago, IL 60603 Birth Year: 1953	Trustee	Since 2013	Founder and Chief Executive Officer, Channing Capital Management, LLC (investment management) (2004-present)	11	Trustee and Chairman, FlexShares Funds (2011-present); Trustee, The Art Institute of Chicago (2001-present); Director, Rehabilitation Institute of Chicago (2000-present); and Director, Urban Gateways (1995-present); formerly, Director, ICMA Retirement Corp. (2005-2012)

Mark J. Reed 231 S. Bemiston, Suite 800 Clayton, MO 63105 Birth Year: 1964	Trustee	Since 2007	Principal & Portfolio Manager, North American Management Corp. (2013-present); Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc., (1988-2013)	11	None

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INTERESTED TRUSTEE

James J. Tracy** Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1957	Trustee Chief Executive Officer and President	Since 2013 Since 2013 and previously, 2007-2010	Managing Director, Director of Consulting Group Wealth Advisory Solutions, Morgan Stanley (2012-Present); Managing Director, Director of National Sales and Business Development, Morgan Stanley (2011-2012); Managing Director and Chief Operating Officer of Distribution and Development for Global Wealth Management, Morgan Stanley (2010-2011); Managing Director, Director of Consulting Group (2009-2010); Executive Vice President and Director of Business Development for Citi Global Wealth Management and the Director of Smith Barney’s Investment Advisory Services (“IAS”) (2008 -2009)	11	N/A

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served***	Principal Occupation(s) During Past Five Years

OFFICERS

Marc Gordon Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1968	Chief Financial Officer (“CFO”) and Treasurer	Since 2010	Managing Director and CFO, Investment Products and Services, Morgan Stanley (2012-present); and Executive Director and CFO, Investment Strategy and Client Solutions and Capital Markets Groups, Morgan Stanley (2009-2012) and Morgan Stanley & Co. (“Morgan Stanley & Co.”) (2006-2009)

Paul F. Gallagher Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Floor Wilmington, DE 19803 Birth Year: 1959	Chief Legal Officer and Secretary	Since 2007	Executive Director, Counsel, Morgan Stanley (2011-present); Executive Director and Associate General Counsel, Morgan Stanley (2009-2011); and Director and Associate General Counsel, CGM (2006-2009)

Timothy Hansen Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1965	Acting Chief Compliance Officer	Since 2013

Executive Director, Morgan Stanley (2005-present); CCO Morgan Stanley Smith Barney LLC registered investment advisor (2011-present); and Deputy CCO Morgan Stanley Smith Barney LLC registered investment advisor (2007-2011)

Donna Marley Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Floor Wilmington, DE 19803 Birth Year: 1955	Chief Operating Officer	Since 2011	Executive Director, Morgan Stanley (2009-present); Director of Consulting Group Product Governance, Morgan Stanley (2011-present); Director, Consulting Group Risk Management, Morgan Stanley (2009-2011); and Vice President, Consulting Group Risk Management, CGM (2005-2009)

Charles P. Graves, III Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Floor Wilmington, DE 19803 Birth Year: 1962	Chief Administrative Officer	Since 2011	Executive Director, Director of Third Party Programs, Consulting Group, Morgan Stanley (2011-present); and Director, Senior Portfolio Manager, Private Portfolio Group, Morgan Stanley (2009-2011) and CGM (2005-2009)

Glenn Regan, CFA® Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl Wilmington, DE 19803 Birth Year: 1965	Investment Officer	Since 2012	Managing Director, Director of Discretionary Investment Solutions, Morgan Stanley (2012-present); Head of Global Investment Solutions (2010-2012); and Director, Investment Advisor Research (1996-2011)

Vincenzo Alomia, CIMA® Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1967	Investment Officer	Since 2009	Executive Director, Senior Portfolio Manager, Portfolio Advisory Services (“PAS”), Morgan Stanley (2013-present); Vice President, Senior Portfolio Manager, PAS, Morgan Stanley (2009-2013); and Vice President and Senior Research Analyst, Morgan Stanley & Co. (2006-2009)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served***	Principal Occupation(s) During Past Five Years

Jason B. Moore Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Floor Wilmington, DE 19803 Birth Year: 1972	Investment Officer	Since 2011	Managing Director, Morgan Stanley (2012-present); Executive Director, Morgan Stanley (2011-2012); Managing Director, Bank of America Merrill Lynch (2010-2011); Executive Director, Morgan Stanley (2009-2010); and Director, CGM (1995-2009)

Franco Piarulli, CIMA® Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1970	Investment Officer	Since 2011	Executive Director, Senior Portfolio Manager & Director of Portfolio Construction, PAS, Morgan Stanley (2009-present); and Vice President, Senior Analyst, Morgan Stanley & Co. (2003-2009)

Jay T. Shearon Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Floor Wilmington, DE 19803 Birth Year: 1972	Investment Officer	Since 2007	Executive Director, Morgan Stanley (2012-Present); Vice President, Morgan Stanley (2009-2012); and Vice President, CGM (2005-2009)

Matthew Knapp Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1970	Anti-Money Laundering Compliance Officer	Since 2013

Managing Director and Deputy AML Compliance Officer, Morgan Stanley (2013-present); Managing Director, Morgan Stanley (2012-present); Executive Director, Morgan Stanley (2003-2012); Vice President, Morgan Stanley (1999-2003)

Sean Lutz Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Floor Wilmington, DE 19803 Birth Year: 1971	Assistant Treasurer	Since 2010	Vice President, Morgan Stanley (2009-present); and Vice President, CGM (2006-2009)

Suzan M. Barron BBH&Co. 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Assistant Secretary	Since 2011	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary and Regulatory Support Practice of Fund Administration, BBH&Co. (2005-present)

Alexander Tikonoff BBH&Co. 50 Post Office Square Boston, MA 02110 Birth Year: 1974	Assistant Secretary	Since 2011	Vice President and Investor Services Counsel, BBH&Co. (2006-present)

*	Each Trustee remains in office until they resign, retire or are removed.
**	Mr. Tracy is an “interested person” of the Trust as defined in the 1940 Act because of his position with Morgan Stanley.
***	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2013:

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments
Record Date:	12/6/2012	12/6/2012	12/6/2012	12/6/2012	12/6/2012
Payable Date:	12/7/2012	12/7/2012	12/7/2012	12/7/2012	12/7/2012
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	100.00%	100.00%	31.25%	76.44%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	100.00%	99.05%	0.00%	—
Foreign Source Income	—	—	—	98.81%*	96.44%*
Foreign Tax Paid Per Share	—	—	—	$0.01454	$0.04055
Long-Term Capital Gain Dividend	—	—	1.0485%	—	—

	Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
Record Date:	12/6/2012	12/6/2012	Monthly	Monthly	Monthly
Payable Date:	12/7/2012	12/7/2012	Monthly	Monthly	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	—	—	—
Dividends Qualifying for the Dividends Received Deduction for Corporations	—	—	—
Interest from Tax-Exempt Obligations	—	—	—	100.00%
Interest from Federal Obligations	38.50%	.0244%	7.84%	—	15.05%
Long-Term Capital Gain Dividend	$0.1101	—	—	—	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

TK 2120A, 8/13

MORGAN STANLEY SMITH BARNEY LLC

Distributor

CONSULTING GROUP ADVISORY SERVICES LLC

Investment Adviser

This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-888-454-3965 (“ask for Consulting Group”).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-454-3965 (ask for “Consulting Group”), (2) on the Funds’ website at www.morganstanley.com/cgcm and (3) on the SEC’s website at www.sec.gov.

© 2013 Morgan Stanley Smith Barney LLC (“Morgan Stanley”). Consulting Group Advisory Services LLC (“CGAS”) is a business of Morgan Stanley. Securities are offered through Morgan Stanley.

Consulting Group Capital Markets Funds

2000 Westchester Avenue

Purchase, NY 10577

ITEM 2. CODE OF ETHICS.

As of the period ended August 31, 2013 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Mark J. Reed possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Reed as the Registrant’s audit committee financial expert. Mr. Reed is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2013 and August 31, 2012 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $ 484,750 in 2013 and $455,075 in 2012.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2013, and August 31, 2012, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 in 2013 and $0 for 2012.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2013 and August 31, 2012 for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $89,530 in 2013 and $86,925 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2013, and August 31, 2012, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 in 2013 and $0 for 2012.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Consulting Group Capital Markets Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (“Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2013 and 0% for 2012; Tax Fees were 0% for 2013 and 0% for 2012; and Other Fees were 0% for 2013 and 0% for 2012.

(f) Not Applicable.

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant of each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 in 2013 and $0 in 2012.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)ii of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. INVESTMENTS.

A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in

Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within
90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by
Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Consulting Group Capital Markets Funds

By:	/s/ James J. Tracy
James J. Tracy
Chief Executive Officer
Consulting Group Capital Markets Funds

Date:	November 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James J. Tracy
James J. Tracy
Chief Executive Officer
Consulting Group Capital Markets Funds

Date:	November 8, 2013

Consulting Group Capital Markets Funds

By:	/s/ Marc Gordon
Marc Gordon
Chief Financial Officer
Consulting Group Capital Markets Funds

Date:	November 8, 2013